Exhibit 10.40

EXECUTION VERSION

FACILITY AGREEMENT

dated as of March 11, 2020

by and among

SIENTRA, INC., as the Borrower,

the other Loan Parties party hereto from time to time,

the Lenders

and

DEERFIELD PARTNERS, L.P., as agent for itself and the Lenders

i

ii

iii

Annexes

Annex A	Disbursement Amount

Schedules

Schedule 2.3	Payment Details and Notice Information
Schedule 3.1	Existence and Power
Schedule 3.4	Capitalization
Schedule 3.6	Litigation
Schedule 3.17	Material Contracts
Schedule 3.18	Environmental Matters
Schedule 3.19	Intellectual Property
Schedule 3.26	Accounting Controls
Schedule 6.1	Debt; Contingent Obligations
Schedule 6.2	Liens
Schedule 6.7	Investments
Schedule 6.8	Transactions with Affiliates

Exhibits

Exhibit A	Form of Convertible Note
Exhibit B	Closing Checklist
Exhibit C	Form of Assignment and Assumption
Exhibit D	Form of Solvency Certificate

FACILITY AGREEMENT

This FACILITY AGREEMENT (this “Agreement”), dated as of March 11, 2020, is entered into by and among SIENTRA, INC., a Delaware corporation (the “Borrower”), the other Loan Parties (as defined below) party hereto from time to time, the lenders set forth on the signature page of this Agreement (together with their successors and permitted assigns, the “Lenders”), DEERFIELD PARTNERS, L.P., as agent for itself and the other Lender Parties (in such capacity, together with its successors and assigns in such capacity, “Agent,” and, together with the Lenders, the Borrower and the other Loan Parties party hereto, the “Parties”).

W I T N E S S E T H:

WHEREAS, the Borrower desires that the Lenders, on a several but not joint basis, extend certain term loans to the Borrower to provide funds necessary to provide funds for the Borrower’s working capital and general corporate purposes, and pay a portion of the fees, costs and expenses related to the foregoing and entering into this Agreement and providing the Loans contemplated hereby, in each case subject to the terms and conditions set forth in this Agreement;

WHEREAS, the Borrower has agreed to execute and deliver Convertible Notes to each of the Lenders evidencing such Loans subject to the terms and conditions set forth in this Agreement; and

WHEREAS, each of the Loan Parties is willing to guaranty all of the Obligations (and, in the case of the Borrower, the Obligations of the other Loan Parties).

NOW, THEREFORE, in consideration of the mutual agreements set forth herein, the Parties hereby agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.1General Definitions.  Wherever used  in  this Agreement, the Exhibits or the Schedules attached hereto, unless the context otherwise requires, the following terms have the following meanings:

“2019 Annual Report” has the meaning set forth in Section 5.18(b).

“Acquisition” means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business, business line, unit of operation or division of a Person, (b) the acquisition of in excess of fifty percent (50%) of the equity interests of any Person or otherwise causing any Person to become a Subsidiary of a Loan Party, (c) a merger or consolidation or any other combination with another Person or (d) the acquisition (including through licensing) of any Product, Product line or Intellectual Property of or from any other Person.

“Acquisition Consideration” has the meaning set forth in the definition of “Permitted Acquisitions.”

“Additional Amounts” has the meaning set forth in Section 2.4(a).

“Affiliate” means, with respect to any Person, (a) any Person that directly or indirectly controls such Person, (b) any Person which is controlled by or is under common control with such controlling Person, and (c) each of such Person’s (other than, with respect to any Lender, any Lender’s) officers or directors (or Persons functioning in substantially similar roles) and the spouses, parents, descendants and siblings of such officers, directors or other Persons. As used in this definition, the term “control” of a Person means the possession, directly or indirectly, of the power to vote ten percent (10%) or more of any class of voting securities of such Person or to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless expressly stated otherwise herein, no Lender shall, for the purposes of this Agreement or any of the other Facility Documents, be deemed an Affiliate of the Borrower, any other Loan Party or any of their respective Subsidiaries. With respect to a Lender, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Lender shall, for purposes hereof, be deemed to be an Affiliate of such Lender.

“Agent” has the meaning set forth in the preamble to this Agreement.

“Agreed Disclosure Process” has the meaning set forth in Section 5.18(d).

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Announcing Form 8-K” has the meaning set forth in Section 5.18(a).

“Anti-Terrorism Laws” means any Laws relating to terrorism or money laundering, including, without limitation, Executive Order No. 13224 (effective September 24, 2001), the USA PATRIOT Act, the Laws comprising or implementing the Bank Secrecy Act, and the Laws administered by OFAC.

“Assignment and Assumption” means an assignment and assumption agreement entered into by a Lender and an assignee, substantially in the form of Exhibit C or any other form reasonably approved by the Agent.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”, as the same may be amended, modified or supplemented from time to time, and any successor statute thereto.

“Blocked Person” means any Person:   (a) listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224, (b) owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224, (c) with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti- Terrorism Law, (d) that commits, threatens or conspires to commit or supports “terrorism” as defined in Executive Order No. 13224, or (e) that is named a “specially designated national” or “blocked person” on the most current list published by OFAC or other similar list or is named as a “listed person” or “listed entity” on other lists made under any Anti-Terrorism Law.

“Borrower” has the meaning set forth in the preamble to this Agreement.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, New York, New York.

“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C.A. § 9601 et seq., as the same may be amended from time to time.

“Closing Date” means the date of this Agreement.

“Closing Date Lender” means Deerfield Partners, L.P.

“Closing Market Price” means, with respect to any Trading Day, the last sales price of shares of Common Stock on NASDAQ, or, if that is not the principal trading market for shares of Common Stock, such Eligible Market on which shares of Common Stock are traded or listed

“Code” means the Internal Revenue Code of 1986, as amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

“Common Stock” means the common stock of the Borrower.

“Competitor” means, at any time of determination, any Person engaged in the same or substantially the same line of business as the Borrower and the other Loan Parties and such business accounts for all or substantially all the revenue or net income of such Person at the time of such determination.

“Contingent Acquisition Consideration Obligations” means the obligations of Loan Parties to make milestone payments and other contingent payments pursuant to the CVR Agreement and the other Transaction Documents (in each case, as the same are in effect as of the Closing Date).

“Contingent Obligation” means, with respect to any Person, any direct or indirect liability of such Person: (a) with respect to any Debt of another Person (a “Third Party Obligation”) if the purpose or intent of such Person incurring such liability, or the effect thereof, is to provide assurance to the obligee of such Third Party Obligation that such Third Party Obligation will be paid or discharged, or that any agreement relating thereto will be complied with, or that any holder of such Third Party Obligation will be protected, in whole or in part, against loss with respect thereto; (b) with respect to any undrawn portion of any letter of credit issued for the account of such Person or as to which such Person is otherwise liable for the reimbursement of any drawing; (c) if applicable, under any Swap Contract, to the extent not yet due and payable; (d) to make take-or-pay or similar payments if required regardless of nonperformance by any other party or parties to an agreement; or (e) for any obligations of another Person pursuant to any Guarantee or pursuant to any agreement to purchase, repurchase or otherwise acquire any obligation or any property constituting security therefor, to provide funds for the payment or discharge of such obligation or to preserve the solvency, financial condition or level of income of another Person. The amount of any Contingent Obligation shall be equal to the amount of the obligation so Guaranteed or otherwise supported or, if not a fixed and determinable amount, the maximum amount so Guaranteed or otherwise supported.

“Controlled Group” means all members of a group of corporations and all members of a group of trades or businesses (whether or not incorporated) under common control which, together with any Loan Party, are treated as a single employer under Section 414(b), (c), (m) or (o) of the Code or Section 4001(b) of ERISA and, solely for purposes of Section 412 and 436 of the Code, Section 414(m) or (o) of the Code.

“Convertible Notes” means the Convertible Notes issued to the Lenders evidencing the Loans in substantially the form attached hereto as Exhibit A.

“Conversion” means any conversion of the Convertible Notes into Conversion Shares in accordance with the terms thereof.

“Conversion Shares” means the shares of Common Stock issuable upon conversion of the Convertible Notes.

“Convertible Securities” means any securities (other than Options) directly or indirectly convertible into or exchangeable or exercisable for shares of Common Stock.

“Covered Person” has the meaning set forth in Section 3.29(d).

“CVR Agreement” means that certain Contingent Value Rights Agreement, dated as of July 1, 2019, among Sientra and Computershare Trust Company, N.A., as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“DEA” means the Drug Enforcement Administration of the United States of America, any comparable state or local Governmental Authority, any comparable Governmental Authority in any non- United States jurisdiction, and any successor agency of any of the foregoing.

“Debt” of a Person means at any date, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising and paid on a timely basis and in the Ordinary Course of Business, (d) all capital leases of such Person, (e) all non-contingent obligations of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit, banker’s acceptance or similar instrument, (f) Disqualified Stock, (g) all obligations secured by a Lien on any asset of such Person, whether or not such obligation is otherwise an obligation of such Person, (h) “earnouts”, purchase price adjustments, profit sharing arrangements (other than those entered into in the Ordinary Course of Business), deferred purchase money amounts and similar payment obligations or continuing obligations of any nature of such Person arising out of purchase and sale contracts, and (i) all Debt of others Guaranteed by such Person. Without duplication of any of the foregoing, Debt of Loan Parties shall include any and all Loans.

“Default” means any condition or event which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

“Deposit Account” means a “deposit account” (as defined in Article 9 of the UCC), an investment account, or other account in which funds are held or invested for credit to or for the benefit of any Loan Party.

“Disbursement” has the meaning set forth in Section 2.1(a).

“Disbursement Date” means the date on which the Disbursement is funded in accordance with the terms hereof.

“Disqualification Event” has the meaning set forth in Section 3.29(d).

“Disqualified Stock” means, with respect to any Person, any equity interest in such Person that, by its terms (or by the terms of any security or other equity interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition, less than 91 days after the Facility Termination Date (a) matures or is mandatorily redeemable (other than solely for Permitted Debt or other equity interests in such Person or of Sientra that do not constitute Disqualified Stock and cash in lieu of fractional shares of such equity interests), pursuant to a sinking fund obligation or otherwise, (b) is redeemable at the option of the holder thereof, in whole or in part (other than solely for Permitted Debt or other equity interests in such Person or of Sientra that do not constitute Disqualified Stock and cash in lieu of fractional shares of such equity interests), (c) provides for the scheduled payments of dividends or distributions in cash, or (d) is or becomes convertible into or exchangeable for Debt or any other equity interests that would constitute Disqualified Stock.

“Distribution” means as to any Person (a) any dividend or other distribution (whether in cash, securities or other property) on any equity interest in such Person (except those payable solely in its equity interests of the same class), (b) any payment by such Person on account of (i) the purchase, redemption, retirement, defeasance, surrender, cancellation, termination or acquisition of any equity interests in such Person or any claim respecting the purchase or sale of any equity interest in such Person, or (ii) any option, warrant or other right to acquire any equity interests in such Person, or (c) any management fees, salaries or other fees or compensation to any Person holding a material equity interest in a Loan Party or a Subsidiary of a Loan Party (other than reasonable and customary (i) payments of salaries to individuals, (ii) directors fees, and (iii) advances and reimbursements to employees or directors, all in the Ordinary Course of Business), an Affiliate of a Loan Party or an Affiliate of any Subsidiary of a Loan Party.

“Division/Series Transaction” means, with respect to the Loan Parties and their Subsidiaries, that any such Person (a) divides into two or more Persons (whether or not the original Loan Party or Subsidiary thereof survives such division) or (b) creates, or reorganizes into, one or more series, in each case as contemplated under the laws of any jurisdiction.

“Dollars” and the “$” sign mean the lawful currency of the United States of America.

“Drug Application” means a new drug application, an abbreviated drug application, or a product license application for any Product, as appropriate, as those terms are defined in the FDCA.

“EDGAR” has the meaning set forth in Section 3.25.

“Eligible Market” means the NASDAQ Global Market, the NASDAQ Global Select Market, the New York Stock Exchange, the NYSE Alternext, or the Nasdaq Capital Market

“Environmental Laws” means any and all Laws pertaining to the environment, natural resources, pollution, Hazardous Materials, or, to the extent relating to exposure to substances that are harmful or detrimental to the environment, employee health or safety, including any environmental clean-up Laws which pertain to or impose liability or standards of conduct concerning medical waste or medical products, equipment or supplies.

“ERISA” means the Employee Retirement Income Security Act of 1974, as the same may be amended, modified or supplemented from time to time, and any successor statute thereto, and any and all rules or regulations promulgated from time to time thereunder.

“ERISA Plan” means any “employee benefit plan”, as such term is defined in Section 3(3) of ERISA (other than a Multiemployer Plan), which any Loan Party maintains, sponsors or contributes to, or, in the case of an employee benefit plan which is subject to Section 412 of the Code or Title IV of ERISA, to which any Loan Party or any member of the Controlled Group may have any liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding five (5) years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

“Event of Default” has the meaning set forth in Section 7.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

“Excluded Taxes” means with respect to any Lender, (a) Taxes imposed on (or measured by) such Lender’s net income (however denominated), franchise Taxes and branch profits Taxes, in each case (i) imposed as a result of such Lender being organized under the laws of, or having its principal office or applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof), or (ii) that are Other Connection Taxes, (b) any United States federal withholding Tax imposed on amounts payable to or for the account of such Lender with respect to its interest in a Loan under the laws in effect at the time such Lender becomes a party to this Agreement or such Lender changes its lending office, except to the extent such Lender acquired its interest in the Loan from a transferor that was entitled, immediately before such transfer, to receive Additional Amounts with respect to such withholding Tax pursuant to Section 2.4(a) or was itself so entitled immediately before changing its lending office, (c) any United States federal withholding Tax imposed on amounts payable to such Lender directly as a result of such Lender’s failure to comply with  Section 2.4(d), or (d) any United States federal withholding Tax imposed on amounts payable to such Lender under FATCA.

“Facility Documents” means this Agreement, the Convertible Notes, the Registration Rights Agreement, the Solvency Certificate, any other solvency certificate, any written notices from the Borrower with respect to request of Disbursements under Section 2.1, and all other documents, agreements and instruments delivered in connection with any of the foregoing, in each case, as amended, restated, supplemented or otherwise modified from time to time.

“Facility Termination Date” has the meaning set forth in Section 2.2(a).

“FATCA” means Sections 1471 through 1474 of the Code as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code and any applicable intergovernmental agreements entered into with respect to the foregoing.

“FDA” means the Food and Drug Administration of the United States of America, any comparable state or local Governmental Authority, any comparable Governmental Authority in any non-United States jurisdiction, and any successor agency of any of the foregoing.

“FDCA” means the Federal Food, Drug and Cosmetic Act, as amended, 21 U.S.C. Section 301 et seq., and all regulations promulgated thereunder.

“Federal Reserve Board” means the Board of Governors of the Federal Reserve System or any entity succeeding to any of its principal functions.

“Foreign Lender” has the meaning set forth in Section 2.4(d).

“GAAP” means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the United States accounting profession), which are applicable to the circumstances as of the date of determination.

“Good Manufacturing Practices” means current good manufacturing practices, as set forth in 21 C.F.R. Parts 210 and 211.

“Governmental Authority” means any federal, state, foreign or international government, regulatory or administrative agency, any state or other political subdivision thereof having jurisdiction over any Loan Party or any Subsidiary of any Loan Party, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing. For the avoidance of doubt, Governmental Authority shall include the SEC, the Principal Market, the Financial Industry Regulatory Authority, any agency, branch or other governmental body, entity or panel charged with the responsibility and/or vested with the authority to administer and/or enforce any Health Care Laws, including any Medicare or Medicaid administrators, contractors, intermediaries or carriers and any agency, branch or other governmental body, entity or panel charged with the responsibility and/or vested with the authority to administer and/or enforce laws governing insurance, including the National Association of Insurance Commissioners and any board of insurance, insurance department or insurance commissioner.

“Guarantee” by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise), or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided, however, that the term Guarantee shall not include endorsements for collection or deposit in the Ordinary Course of Business. The term “Guarantee” used as a verb has a corresponding meaning.

“Guarantor” means any Loan Party that has executed or delivered, or shall in the future execute or deliver, any Guarantee of any portion of the Obligations.

“Hazardous Materials” means (a) any “hazardous substance” as defined in CERCLA, (b) any “hazardous waste” as defined by the Resource Conservation and Recovery Act , (c) asbestos, (d) polychlorinated biphenyls, (e) petroleum and its derivatives, by-products and other hydrocarbons, and (f) any other pollutant, toxic, radioactive, caustic or otherwise hazardous substance regulated under Environmental Laws.

“Health Care Laws” means all applicable Laws relating to the provision and/or administration of, and/or payment for, health care services, items and supplies including, without limitation, including without limitation applicable Laws related to: (a) fraud and abuse, including, without limitation, the federal Anti- Kickback Statute (42 U.S.C. §1320a-7b(b)), the Eliminating Kickbacks in Recovery Act of 2018 (18 U.S.C. § 220), the Stark Law (42 U.S.C. §1395nn), the civil False Claims Act (31 U.S.C. §§ 3729 et seq.), the criminal False Claims Act 18 U.S.C. § 287, the False Statements Relating to Health Care Matters Act (18 U.S.C. § 1035), the Health Care Fraud Act (18 U.S.C. § 1347), the Program Fraud Civil Remedies Act (31 U.S.C. §§ 3801-3812), the Anti-Kickback Act of 1986 (41 U.S.C. §§ 51-58), the Laws regarding Exclusion and Civil Monetary Penalties (42 U.S.C. §§ 1320a-7, 1320a-7a and 1320a-7b), the Medicare Prescription Drug, Improvement, and Modernization Act of 2003 (Pub. L. No. 108-173), and any state, commonwealth or local laws similar to any of the foregoing; (b) the Patient Protection and Affordable Care Act (Pub. L. No. 111-148) and the Health Care and Education Reconciliation Act of 2010 (Pub. L. No. 111-152); (c) Medicare, Medicaid, CHAMPVA, TRICARE, the State Children’s Health Insurance Program (Title XXI of the Social Security Act), and any other Third Party Payor Programs; (d) the licensure, permitting, registration or regulation of healthcare providers, suppliers, professionals, facilities or payors; (e) patient health care; (f) quality, safety certification and accreditation standards and requirements; (g) billing, coding or the submission or payment of claims or collection of accounts receivable or refund of overpayments; (h) HIPAA; (i) the practice of medicine and other health care professions or the organization of medical or professional entities; (j) state kickback, fee-splitting, false claims, or self-referral prohibitions; (k) the Federal Controlled Substances Act (21 U.S.C. 801 § et. seq., and all rules and regulations of the United States Drug Enforcement Administration), the federal Food Drug and Cosmetic Act (21 U.S.C. §§ 301 et seq.), including current Good Manufacturing Practices, and similar standards of the United States Food and Drug Administration, and any related state laws and regulations; (l) the Clinical Laboratory Improvement Amendments and the regulations promulgated thereunder and similar state laws; (m) the provision of free or discounted care or services; (n) laws and regulations regulating the generation, transportation, treatment, storage, disposal and other handling of medical or radioactive waste, and (o) any and all other applicable health care laws, regulations, and manual provisions, policies and administrative guidance, each of clauses (a) through (o) as may be amended, modified or supplemented from time to time and any successor statutes thereto and regulations promulgated thereunder from time to time.

“HIPAA” means the (a) Health Insurance Portability and Accountability Act of 1996; (b) the Health Information Technology for Economic and Clinical Health Act (Title XIII of the American Recovery and Reinvestment Act of 2009); and (c) any federal, state and local laws regulating the privacy and/or security of individually identifiable health information, including, without limitation, state laws providing for notification of breach of privacy or security of individually identifiable health information, in each case with respect to the applicable Laws described in clauses (a), (b) and (c) of this definition, as the same may be amended, modified or supplemented from time to time, any successor statutes thereto, any and all rules or regulations promulgated from time to time thereunder.

“Indemnified Person” has the meaning set forth in Section 8.10(a).

“Indemnified Taxes” means (a) any Taxes imposed on or with respect to any payments made by or on account of any obligation of any Loan Party under any Facility Document, other than Excluded Taxes, and (b) to the extent not otherwise described in clause (a) above in this definition, Other Taxes.

“Indemnity” has the meaning set forth in Section 8.10(a).

“Intellectual Property” means all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, any patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions, and continuations-in-part of the same, trademarks, trade names, service marks, mask works, rights of use of any name, domain names, or any other similar rights, any applications therefor, whether registered or not, know-how, operating manuals, trade secret rights, clinical and non- clinical data, rights to unpatented inventions, and any claims for damage by way of any past, present, or future infringement of any of the foregoing.

“Interest Payment Date” has the meaning set forth in Section 2.6.

“Interest Rate” means 4.00% per annum.

“Investment” means, with respect to any Person, directly or indirectly, (a) to purchase or acquire any stock or stock equivalents, or any obligations or other securities of, or any interest in, any Person, including the establishment or creation of a Subsidiary, (b) to make or commit to make any Acquisition (including through licensing) or (c) make or purchase any advance, loan, extension of credit or capital contribution to, or any other investment in, any Person. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect thereto.

“IRS” means the United States Internal Revenue Service.

“Laws” means any and all federal, state, provincial, territorial, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, codes, injunctions, permits, governmental agreements and governmental restrictions, whether now or hereafter in effect, which are applicable to any Loan Party in any particular circumstance. “Laws” includes, without limitation, Health Care Laws and Environmental Laws.

“Lender Parties” means Agent, the Lenders, holders of other Obligations, holders of Convertible Notes and all Indemnified Persons.

“Lenders” has the meaning set forth in the preamble to this Agreement.

“Liabilities” means all claims, actions, suits, judgments, damages, losses, liabilities, obligations, responsibilities, fines, penalties, sanctions, costs, fees, Taxes, commissions, charges, disbursements and expenses (including those incurred upon any appeal or in connection with the preparation for and/or response to any subpoena or request for document production relating thereto), in each case of any kind or nature (including interest accrued thereon or as a result thereof and fees, charges and disbursements of financial, legal and other advisors and consultants), whether joint or several, and whether direct, indirect, contingent, consequential, actual, punitive, treble or otherwise.

“Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, in respect of such asset. For the purposes of this Agreement and the other Facility Documents, any Loan Party or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

“Loan” means the Disbursements and any loan or other credit extension made available or provided from time to time by any of the Lenders to the Borrower pursuant to this Agreement or any other Facility Document or, as the context may require, the principal amount thereof from time to time outstanding and shall include any funded Disbursement.

“Loan Parties” means the collective reference to the Borrower and all of the Guarantors.

“Loss” has the meaning set forth in Section 8.10(a).

“Major Transaction” has the meaning set forth in the Convertible Notes.

“Major Transaction Payment” has the meaning set forth in Section 5.19.

“Material Adverse Effect” means with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, binding arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, a material adverse change in, or a material adverse effect upon, any of (a) the condition (financial or otherwise), operations, business or properties of any of the Loan Parties, (b) the rights and remedies of Agent or Lenders under any Facility Document, or the ability of any Loan Party to perform any of its obligations under any Facility Document to which it is a party, (c) the legality, validity or enforceability of any Facility Document, or (d) a material impairment of the prospect of repayment of any portion of the Obligations.

“Material Contracts” means (a) the Facility Documents, (b) the Transaction Documents, (c) the agreements listed on Schedule 3.17, (d) (i) each contract or agreement that is disclosed (or is required to be disclosed) publicly as a material definitive agreement by the Loan Parties, (e) the Project Destiny Acquisition Agreement, (f) the Project Destiny Transition Services Agreement and (g) the Project Destiny Lease and (ii) each other agreement or contract to which such Loan Party or its Subsidiaries is a party the termination of which could reasonably be expected to result in a Material Adverse Effect.

“Material Intangible Assets” means all of (a) Loan Parties’ Intellectual Property and (b) license or sublicense agreements or other agreements with respect to rights in Intellectual Property, in each case that are material to the condition (financial or other), business or operations of Loan Parties.

“Maturity Date” means March 11, 2025.

“Monthly Cash Burn Amount” means, with respect to Loan Parties, an amount equal to (a) the Loan Parties’ change in cash and cash equivalents, without giving effect to any increase resulting from contributions or proceeds of financings, for the immediately succeeding twelve (12) month period following the consummation of the Permitted Acquisition based upon the Transaction Projections, divided by (b) twelve (12).

“Multiemployer Plan” means a multiemployer plan within the meaning of Section 4001(a)(3) of ERISA to which any Loan Party or any other member of the Controlled Group (or any Person who in the last five years was a member of the Controlled Group) is making or accruing an obligation to make contributions or has within the preceding five plan years (as determined on the applicable date of determination) made contributions.

“Necessary Disclosure” has the meaning set forth in Section 5.18(d).

“Obligations” means all Loans and Disbursements, interest, fees, expenses, costs, liabilities, indebtedness and other obligations (monetary (including post-petition interest, costs, fees, expenses and other amounts, whether allowed or not) or otherwise) of (or owed by) the Borrower and the other Loan Parties under or in connection with the Facility Documents, in each case howsoever created, arising or evidenced, whether direct or indirect (including those acquired by assignment), absolute or contingent, now or hereafter existing, or due or to become due.

“OFAC” means the U.S. Department of Treasury Office of Foreign Assets Control.

“Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

“Ordinary Course of Business” means, in respect of any transaction involving any Loan Party, the ordinary course of business of such Loan Party, as conducted by such Loan Party in accordance with past practices.

“Organizational Documents” means, with respect to any Person other than a natural person, the documents by which such Person was organized (such as a certificate of incorporation, certificate of limited partnership or articles of organization, and including, without limitation, any certificates of designation for preferred stock or other forms of preferred equity) and which relate to the internal governance of such Person (such as by-laws, a partnership agreement or an operating agreement, joint venture agreement, limited liability company agreement or members agreement), including any and all shareholder agreements or voting agreements relating to the capital stock or other equity interests of such Person.

“Other Connection Taxes” means with respect to any Lender, Taxes imposed as a result of a present or former connection between such Lender and the jurisdiction imposing such Taxes (except a connection arising solely from such Lender having executed, delivered, become a party to, performed its obligations or received a payment under, received or perfected a security interest under, engaged in any transaction pursuant to or enforced any Facility Document, or sold or assigned an interest in any Facility Document).

“Other Taxes” means any and all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes arising from any payment made hereunder or from the execution, issuance, delivery, registration, enforcement or transfer of, or otherwise with respect to, any Facility Document.

“Parties” has the meaning set forth in the preamble to this Agreement.

“PBGC” means the Pension Benefit Guaranty Corporation and any Person succeeding to any or all of its functions under ERISA.

“Pension Plan” means any ERISA Plan that is subject to Section 412 of the Code or Title IV of ERISA.

“Permit” means all licenses, certificates, accreditations, product clearances or approvals, provider numbers or provider authorizations, supplier numbers, marketing authorizations, drug or device authorizations and approvals, other authorizations, franchises, qualifications, accreditations, registrations, permits, consents and approvals of a Loan Party issued or required under Laws applicable to the business of Borrower or any of its Subsidiaries or necessary in the manufacturing, importing, exporting, possession, ownership, warehousing, marketing, promoting, sale, labeling, furnishing, distribution or delivery of goods or services under Laws applicable to the business of Borrower or any of its Subsidiaries. Without limiting the generality of the foregoing, “Permit” includes any Regulatory Required Permit.

“Permitted Acquisition” means any Acquisition by a Loan Party, in each case, to the extent that each of the following conditions shall have been satisfied:

(a)

the Borrower shall have delivered to Agent at least ten (10) Business Days (or such shorter period as may be agreed by Agent) prior to the closing of the proposed Acquisition: (i) a description of the proposed Acquisition; (ii) to the extent available in the case of an Acquisition for cash consideration in excess of $1,100,000, a due diligence package (including, to the extent available, a quality of earnings report); and (iii) copies of the respective agreements, documents or instruments pursuant to which such Acquisition is to be consummated (or substantially final drafts thereof), any schedules to such agreements, documents or instruments and all other material ancillary agreements, instruments and documents to be executed or delivered in connection therewith, and, to the extent required to be completed prior to the closing of such Acquisition under the related acquisition agreement and reasonably requested by Agent, all material regulatory and third party approvals and copies of any environmental assessments, if applicable;

(b)

the Loan Parties (including any new Subsidiary to the extent required by Section 5.13) shall execute and deliver the agreements, instruments and other documents to the extent required by Section 5.13 hereof;

(c)	at the time of such Acquisition and after giving effect thereto, no Event of Default has occurred and is continuing;

(d)	all transactions in connection with such Acquisition shall be consummated in all material respects in accordance with applicable Laws;

(e)

the assets acquired in such Acquisition are for use in the same, similar, related or complementary lines of business as the Loan Parties are currently engaged or a similar, related or complementary line of business reasonably related, ancillary or supplemental thereto or incidental thereto or reasonably expansive thereof;

(f)

if required, such Acquisition shall have been approved by the board of directors (or other similar body) and/or the stockholders or other equity holders of any Person being acquired in such Acquisition;

(g)	no Debt or Liens are assumed or created (other than Permitted Liens and Permitted Debt) in connection with such Acquisition;

(h)	[reserved];

(i)

the sum of all cash amounts (including cash equivalents) paid or payable in connection with all Permitted Acquisitions (including all Debt, liabilities and Contingent Obligations (in each case to the extent otherwise permitted hereunder) incurred or assumed and the maximum amount of any earn-out or comparable payment obligation in connection therewith, regardless of when due or payable and whether or not reflected on a consolidated balance sheet of Loan Parties) shall not exceed $7,700,000 in the aggregate during the term of this Agreement (such consideration, the “Acquisition Consideration”); and

(j)

Agent has received, prior to the consummation of such Acquisition, updated financial projections, in form and substance reasonably satisfactory to Agent, for the immediately succeeding twelve (12) months following the proposed consummation of the Acquisition beginning with the month during which the Acquisition is to be consummated (the “Transaction Projections”) and such other evidence as Agent may reasonably request demonstrating that Loan Parties have, immediately before and immediately after giving effect to the consummation of such Acquisition, unrestricted cash in one or more Deposit Accounts in an aggregate amount equal to or greater than the positive value of the product of (x) twelve (12) multiplied by (y) the Monthly Cash Burn Amount, as determined as of the last day of the month immediately preceding such Acquisition.

“Permitted Contest” means, with respect to any tax obligation or other obligation allegedly or potentially owing from any Loan Party or its Subsidiary to any governmental tax authority or other third party, a contest maintained in good faith by appropriate proceedings promptly instituted and diligently conducted and with respect to which such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made on the books and records and financial statements of the applicable Loan Party(ies); provided, however, that (a) compliance with the obligation that is the subject of such contest is effectively stayed during such challenge; and (b) upon a final determination of such contest, Borrower and its Subsidiaries shall promptly comply with the requirements thereof.

“Permitted Contingent Obligations” means

(a)	Contingent Obligations arising in respect of the Debt under the Facility Documents;

(b)	Contingent Obligations resulting from endorsements for collection or deposit in the Ordinary Course of Business;

(c)

Contingent Obligations outstanding on the date of this Agreement and set forth on Schedule 6.1 (but not including any refinancings, extensions, increases or amendments to the indebtedness underlying such Contingent Obligations other than extensions of the maturity thereof without any other change in terms);

(d)	[reserved];

(e)

Contingent Obligations incurred in the Ordinary Course of Business with respect to surety and appeal bonds, performance bonds and other similar obligations not to exceed $1,100,000 in the aggregate at any time outstanding;

(f)	Contingent Obligations arising under indemnity agreements with title insurers to cause such title insurers to issue to Agent mortgagee title insurance policies;

(g)	Contingent Obligations arising with respect to customary indemnification obligations in favor of purchasers in connection with dispositions of personal property assets permitted under Section 6.6;

(h)

so long as there exists no Event of Default both immediately before and immediately after giving effect to any such transaction, Contingent Obligations existing or arising under any Swap Contract, provided, however, that such obligations are (or were) entered into by Borrower or an Affiliate in the Ordinary Course of Business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person and not for purposes of speculation;

(i)

Contingent Obligations arising with respect to customary indemnification obligations, adjustment of purchase price, non-compete or similar obligations of any Loan Party, to the extent such Contingent Obligations arise in connection with a Permitted Acquisition; and

(j)	[reserved]; and

(k)	other Contingent Obligations not permitted by clauses (a) through (j) above, not to exceed $550,000 in the aggregate at any time outstanding.

“Permitted Debt” means:

(a)	each Loan Party’s and its Subsidiaries’ Debt to Agent and each Lender under this Agreement and the other Facility Documents;

(b)	Debt incurred as a result of endorsing negotiable instruments received in the Ordinary Course of Business;

(c)

purchase money Debt not to exceed $1,100,000 in the aggregate at any time (whether in the form of a loan or a lease) used solely to acquire equipment used in the Ordinary Course of Business and secured only by such equipment;

(d)

Debt existing on the date of this Agreement and described on Schedule 6.1 (but not including any refinancings, extensions, increases or amendments to such Debt other than extensions of the maturity thereof without any other change in terms);

(e)

unsecured Debt incurred in respect of corporate credit cards or credit card processing services or other bank product obligations, in each case, incurred in the Ordinary Course of Business in an aggregate amount not to exceed $1,100,000 outstanding at any time;

(f)

so long as there exists no Event of Default both immediately before and immediately after giving effect to any such transaction, Debt existing or arising under any Swap Contract, provided, however, that such obligations are (or were) entered into by Borrower or an Affiliate in the Ordinary Course of Business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person and not for purposes of speculation;

(g)

Debt in the form of insurance premiums financed through the applicable insurance company so long as the amount of such Debt is not in excess of the amount of the unpaid cost of, and shall be incurred only to defer the cost of, such insurance for the policy year in which such Debt is incurred and such Debt is outstanding only during such policy year;

(h)	trade accounts payable arising and paid on a timely basis and in the Ordinary Course of Business;

(i)

Debt of the Loan Parties incurred under the Senior Financing Documents and any renewals, extensions, refinancings and replacements of the foregoing, in an aggregate principal amount (excluding interest paid in kind not to exceed a paid in kind rate of 10% of such Debt at any time outstanding outstanding) not to exceed $80,000,000 at any time outstanding;

(j)

Debt consisting of unsecured intercompany loans and advances incurred by (1) any Loan Party owing to any other Loan Party, (2) any Restricted Foreign Subsidiary and owing to any other Restricted Foreign Subsidiary, or (3) any Restricted Foreign Subsidiary owing to any Loan Party or any Guarantor so long as such Debt constitutes a Permitted Investment of the applicable Loan Party pursuant to clause (j) of the definition of Permitted Investments;

(k)

Debt not to exceed $1,100,000 in the aggregate at any time with respect to letters of credit issued to support any real property lease; provided that such letters of credit are secured solely by Liens permitted pursuant to clause (o) of the definition of Permitted Liens;

(l)

unsecured earn-out obligations and other similar contingent purchase price obligations incurred in connection with a Permitted Acquisition, in an amount not to exceed the cap set forth in clause (i) of the definition of Permitted Acquisitions after taking into account all other Acquisition Consideration paid or payable by Loan Parties during the term of this Agreement;

(m)	the Contingent Acquisition Consideration Obligations;

(n)	Subordinated Debt;
(o)

the Project Destiny Deferred Consideration in an aggregate amount not to exceed $6,363,335; provided that no payment shall be made by or on behalf of Borrower or its Subsidiaries in respect of the Project Destiny Deferred Consideration if an Event of Default has occurred and is continuing or would result from the making of any such payment unless Agent and Required Lenders have provided their prior written consent to the making of such payment; and

(p)	other unsecured Debt not to exceed $550,000 in the aggregate at any time at any time outstanding.

“Permitted Distributions” means the following Distributions:

(a)	dividends by any Subsidiary of any of any Loan Party to such applicable parent Loan Party;

(b)	dividends payable solely in common stock and de minimis cash payable in lieu of nominal fractional shares;

(c)

repurchases of stock of former or current employees, directors, officers or consultants pursuant to stock purchase agreements or rights of first refusal so long as an Event of Default does not exist at the time of such repurchase and would not exist after giving effect to such repurchase, provided, however, that such repurchase does not exceed $550,000 in the aggregate per fiscal year;

(d)

the honoring of any conversion requests in respect of any convertible securities of Borrower (other than Disqualified Stock) permitted under Section 6.1 into equity interests of Sientra pursuant to the terms of such convertible securities or otherwise in exchange therefor; provided that no cash payments are made in connection therewith except for de minimis cash payable in lieu of fractional shares;

(e)

the issuance of its equity interests (other than Disqualified Stock) upon the exercise of warrants or options to purchase equity interests of Sientra; provided that no cash payments are made in connection therewith except for de minimis cash payable in lieu of fractional shares;

(f)

the distribution of rights pursuant to a stockholder rights plan or redemption of such rights for no or nominal consideration (including, for the avoidance of doubt, cash consideration); provided that such redemption is in accordance with the terms of such plan;

(g)

Distributions in connection with the retention of equity interests in payment of withholding taxes in connection with equity-based compensation plans in an aggregate amount not to exceed $550,000 in any twelve (12) month period;

(h)

the receipt or acceptance of the return to any Loan Party or any Subsidiary of equity interests of Sientra constituting a portion of the purchase price consideration in settlement of indemnification claims in connection with a Permitted Acquisition pursuant to Section 6.7; provided that no cash payments are made in connection therewith except for de minimis cash payable in lieu of fractional shares; and

(i)

payments or distributions to dissenting stockholders pursuant to applicable Law in connection with any Permitted Acquisition, provided that such amounts when taken together with the aggregate Acquisition Consideration paid or payable for all Permitted Acquisitions shall not exceed the amounts permitted by the definition of Permitted Acquisition.

“Permitted Investments” means:

(a)	[Reserved];

(b)	Investments shown on Schedule 6.7 and existing on the Closing Date;

(c)	cash and cash equivalents;

(d)	Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the Ordinary Course of Business;

(e)

Investments consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the Ordinary Course of Business, (ii) so long as an Event of Default does not exist at the time of such loan and would not exist after giving effect to such loan, loans to employees, officers, directors or consultants relating to the purchase of equity securities of Loan Parties or their Subsidiaries pursuant to employee stock purchase plans or agreements approved by any Loan Party’s Board of Directors (or other governing body), but the aggregate of all such loans outstanding may not exceed $550,000 at any time and (iii) non-cash loans to employees, officers, directors or consultants related to the purchase of equity interests;

(f)

Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the Ordinary Course of Business;

(g)

Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the Ordinary Course of Business, provided, however, that this subpart (g) shall not apply to Investments of Loan Parties in any Subsidiary;

(h)	Investments consisting of Deposit Accounts;

(i)

Investments by any Loan Party in any Subsidiary now owned or hereafter created by such Loan Party, which Subsidiary is a Loan Party or has provided a Guarantee of the Obligations in compliance with Section 5.13;

(j)

Investments of cash and cash equivalents in an Restricted Foreign Subsidiary but solely to the extent that the aggregate amount of such Investments with respect to all Restricted Foreign Subsidiaries does not, at any time, exceed $1,100,000 in the aggregate in any twelve (12) month period; provided that in no event shall the aggregate amount of Investments made in any Restricted Foreign Subsidiary exceed the amount necessary to fund the current operating expenses of such Restricted Foreign Subsidiary (taking into account their revenue from other sources);

(k)	Investments constituting Permitted Acquisitions;

(l)

so long as no Event of Default exists at the time of such Investment or after giving effect to such Investment, Investments consisting of repurchases of stock of former or current employees, officers, directors or consultants not to exceed $550,000 in the aggregate during the term of this Agreement;

(m)

Investment of cash and cash equivalents by any Loan Party in respect of Swap Contracts but solely to the extent the obligations of any Loan Party thereunder constitute Permitted Debt pursuant to clause (f) of the definition thereof;

(n)

so long as no Event of Default exists at the time of such Investment or after giving effect to such Investment, Investments of cash and cash equivalents in respect of leasehold improvement costs associated with any expansion or relocation of facilities in the Ordinary Course of Business not to exceed $330,000; and

(o)

so long as no Event of Default exists at the time of such Investment or after giving effect to such Investment, other Investments of cash and cash equivalents in an amount not exceeding $550,000 in the aggregate.

“Permitted License” means any non-exclusive license of patent rights of Borrower or its Subsidiaries so long as all such Permitted Licenses are granted to third parties in the Ordinary Course of Business, do not result in a legal transfer of title to the licensed property, and have been granted in exchange for fair consideration.

“Permitted Liens” means:

(a)

deposits or pledges of cash to secure obligations under workmen’s compensation, social security or similar laws, or under unemployment insurance (but excluding Liens arising under ERISA or, with respect to any Pension Plan or Multiemployer Plan, the Code) pertaining to a Loan Party’s or its Subsidiary’s employees, if any;

(b)

deposits or pledges of cash to secure bids, tenders, contracts (other than contracts for the payment of money or the deferred purchase price of property or services), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the Ordinary Course of Business;

(c)

carrier’s, warehousemen’s, mechanic’s, workmen’s, materialmen’s or other like Liens arising in the Ordinary Course of Business with respect to obligations which are not due, or which are being contested pursuant to a Permitted Contest;

(d)	Liens for taxes or other governmental charges not at the time delinquent or thereafter payable without penalty or the subject of a Permitted Contest;

(e)

attachments, appeal bonds, judgments and other similar Liens for sums not exceeding $1,100,000 in the aggregate arising in  connection with court proceedings; provided, however, that the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are the subject of a Permitted Contest;

(f)

with respect to real estate, easements, rights of way, restrictions, minor defects or irregularities of title, none of which, individually or in the aggregate, materially affect the value or marketability of such real estate, impair the use or operation of such real estate for the use currently being made thereof or impair Loan Parties’ ability to pay the Obligations in a timely manner or impair the use of the real estate or the ordinary conduct of the business of any Loan Party or any Subsidiary;

(g)	Liens in favor of customs and revenue authorities arising as a matter of law which secure payment of custom duties in connection with the importation of goods in the Ordinary Course of Business;

(h)	[reserved];

(i)	Liens existing on the date hereof and set forth on Schedule 6.2;

(j)

any Lien on any equipment securing Debt permitted under subpart (c) of the definition of Permitted Debt, provided, however, that such Lien attaches concurrently with or within thirty (30) days after the acquisition thereof; and

(k)

Liens in favor of a banking or other financial institution arising in the Ordinary Course of Business encumbering reasonable and customary initial deposits and margin deposits (made in the Ordinary Course of Business and not for speculative purposes) and attaching solely to brokerage accounts otherwise permitted pursuant to the terms of this Agreement (and not securing any Debt for borrowed money);

(l)	Liens solely on any cash earnest money deposits made by a Loan Party or any Subsidiary in connection with any letter of intent or purchase agreement with respect to any Permitted Investment;

(m)	Permitted Licenses of any Product or Intellectual Property;

(n)

leases or subleases of real property granted in the ordinary course of a Loan Party’s business, and leases, subleases, non-exclusive licenses or sublicenses of personal property (other than Intellectual Property or Products) granted to third parties in the Ordinary Course of Business, if the leases, subleases, licenses and sublicenses do not prohibit granting Agent or any lender a security interest therein and are not otherwise prohibited under this Agreement;

(o)

Liens for the benefit of insurance companies and insurance brokers on rights under insurance policies and proceeds thereof securing obligations permitted by clause (g) of the definition “Permitted Debt”;

(p)	Liens of the applicable depository bank on each Cash Collateral Account (as defined in the Senior Credit Agreements) and amounts deposited therein in accordance with the terms thereof; and

(q)	Liens and encumbrances in favor of the holders of the Senior Financing Documents.

“Permitted Modifications” means (a) such amendments or other modifications to a Loan Party’s or Subsidiary’s Organizational Documents as are required under this Agreement or by applicable Law, and (b) such amendments or modifications to a Loan Party’s or Subsidiary’s Organizational Documents (other than those involving a change in the name of a Loan Party or Subsidiary or involving a reorganization of a Loan Party or Subsidiary under the laws of a different jurisdiction) that would not adversely affect the rights and interests of Agent or Lenders in any material respect.

“Person” means any natural person, corporation, limited liability company, professional association, limited partnership, general partnership, joint stock company, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and any Governmental Authority.

“Products” means, from time to time, any products currently manufactured, sold, developed, tested or marketed by any Loan Party or any of its Subsidiaries.

“Project Destiny Acquisition” means the acquisition by Sientra of the Acquired Assets (as defined in the Project Destiny Acquisition Agreement) on the terms set forth in the Project Destiny Acquisition Agreement.

“Project Destiny Acquisition Agreement” means that certain Asset Purchase Agreement, dated as of November 7, 2019, with Sientra, as purchaser, with Vesta Intermediate Funding, Inc., as seller.

“Project Destiny Deferred Consideration” means collectively (i) Three Million Three Hundred Sixty-Three Thousand Three Hundred Thirty-Five Dollars ($3,363,335) due from Sientra to Vesta Intermediate Funding, Inc. on the second (2nd) anniversary of the closing date of the Project Destiny Acquisition Agreement and (ii) Three Million Dollars ($3,000,000) due from Sientra to Vesta Intermediate Funding, Inc. on the fourth (4th) anniversary of the closing date of the Project Destiny Acquisition Agreement, each of which constitutes a portion of the consideration for the Project Destiny Acquisition pursuant to the terms of the Project Destiny Acquisition Agreement.

“Project Destiny Lease” means that certain Lease Agreement, dated as of November 7, 2019, between Vesta Intermediate Funding, Inc., as lessor, and Sientra, as lessee.

“Project Destiny Transition Services Agreement” means that certain Transition Services Agreement dated as of November 7, 2019, by and between Sientra, Inc. and Vesta Intermediate Funding, Inc.

“Portfolio Interest Certificate” has the meaning set forth in Section 2.4(d).

“Principal Market” means the NASDAQ Global Select Market (or any successor to the foregoing).

“Pro Rata Share” means, with respect to any Lender, the percentage obtained by dividing (a) such Lender’s outstanding Loans, by (b) the total outstanding amount of Loans held by all Lenders.

“Put Notice” has the meaning set forth in Section 5.19.

“Register” has the meaning set forth in Section 1.4(b).

“Registered Intellectual Property” means any patent, registered trademark or servicemark, registered copyright, registered mask work, or any pending application for any of the foregoing.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of March 11, 2020, among the Borrower, the Closing Date Lender, and the other lenders party thereto from time to time.

“Regulation D” means Regulation D of the Board of Governors of the Federal Reserve System as in effect from time to time and any successor to all or a portion thereof establishing reserve requirements.

“Regulatory Required Permit” means any and all licenses, approvals and permits issued by the FDA, DEA or any other applicable Governmental Authority, including without limitation Drug Applications, necessary for the testing, manufacture, marketing or sale of any Product by any applicable Loan Party and its Subsidiaries as such activities are being conducted by such Loan Party and its Subsidiaries with respect to such Product at such time and any drug listings and drug establishment registrations under 21 U.S.C. Section 510, registrations issued by DEA under 21 U.S.C. Section 823 (if applicable to any Product), and those issued by State governments for the conduct of any Loan Party’s or any Subsidiary’s business.

“Required Lenders” means, at any time, the Lenders having Pro Rata Shares of which the aggregate Dollar equivalent amount exceeds 50% of the outstanding Loans.

“Responsible Officer” means any of the Chief Executive Officer, Chief Financial Officer or any other officer of the applicable Loan Party acceptable to Agent.

“Restricted Foreign Subsidiary” means (a) Miramar Labs HK Ltd., (b) miraDry International Sweden AB, and (c) each other direct and indirect Subsidiary of Borrower not organized under the laws of the United States or any state thereof that is not a Credit Party (as defined in the Senior Credit Agreements) under the Senior Credit Agreements.

“Sarbanes-Oxley” has the meaning set forth in Section 3.28(a).

“SEC” means the United States Securities and Exchange Commission.

“SEC Documents” means all reports, schedules, forms, statements and other documents filed by any Loan Party or any of its Subsidiaries with the SEC pursuant to the Securities Act or the Exchange Act since December 31, 2018 (including all financial statements and schedules included therein, all exhibits thereto and all documents incorporated by reference therein).

“Securities” means the Loans, the Convertible Notes and the related guaranties set forth in the guaranties of the Guarantors.

“Securities Act” means the Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder.

“Senior Credit Agreements” means (i) the Amended and Restated Credit and Security Agreement (Revolving Loan), dated as of July 1, 2019, among the Borrower, the other borrowers party thereto, MidCap Funding IV Trust, as lender and agent, and the other lenders party thereto, and (ii) the Amended and Restated Credit and Security Agreement (Term Loan), dated as of July 1, 2019, among the Borrower, the other borrowers party thereto, MidCap Financial Trust, as lender and agent, and the other lenders party thereto, in each case, as in effect on the date hereof.

“Senior Financing Documents” means, with respect to each Senior Credit Agreement, the “Financing Documents” as defined in such Senior Credit Agreement.

“Solvency Certificate” means a solvency certificate in substantially the form of Exhibit D or such other solvency certificate in form and substance reasonably satisfactory to the Required Lenders.

“Solvent” means, with respect to any Person, that such Person (a) owns and will own assets the fair saleable value of which are (i) greater than the total amount of its debts and liabilities (including subordinated and Contingent Obligations), and (ii) greater than the amount that will be required to pay the probable liabilities of its then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to it; (b) has capital that is not unreasonably small in relation to its business as presently conducted or after giving effect to a ny contemplated transaction; and (c) does not intend to incur and does not believe that it will incur debts beyond its ability to pay such debts as they become due.

“Subordinated Debt” means any Debt of Loan Parties incurred pursuant to the terms of the Subordinated Debt Documents and with the prior written consent of Agent, all of which documents must be in form and substance acceptable to Agent in its sole discretion. As of the Closing Date, there is no Subordinated Debt.

“Subordinated Debt Documents” means any documents evidencing and/or securing Debt governed by a Subordination Agreement, all of which documents must be in form and substance acceptable to Agent in its sole discretion. As of the Closing Date, there are no Subordinated Debt Documents.
“Subordination Agreement” means any agreement between Agent and another creditor of any Loan Party, as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof, pursuant to which the Debt owing from any Loan Party and/or the Liens securing such Debt granted by any Loan Party(s) to such creditor are subordinated in any way to the Obligations, the terms and provisions of such Subordination Agreements to have been agreed to by and be acceptable to Agent in the exercise of its sole discretion.

“Subsidiary” means, with respect to any Person, (a) any corporation of which an aggregate of more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, capital stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person or one or more Subsidiaries of such Person, or with respect to which any such Person has the right to vote or designate the vote of more than fifty percent (50%) of such capital stock whether by proxy, agreement, operation of law or otherwise, and (b) any partnership or limited liability company in which such Person and/or one or more Subsidiaries of such Person shall have an interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%) or of which any such Person is a general partner or may exercise the powers of a general partner. Unless the context otherwise requires, each reference to a Subsidiary shall be a reference to a Subsidiary of the Borrower.

“Swap Contract” means any “swap agreement”, as defined in Section 101 of the Bankruptcy Code, that is obtained by a Loan Party to provide protection against fluctuations in interest or currency exchange rates, but only if Agent provides its prior written consent to the entry into such “swap agreement”.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Trading Day” has the meaning set forth in the Convertible Notes.

“Transaction Documents” means the Purchase Agreement, including the exhibits and schedules thereto, the CVR Agreement, and all other agreements, documents and instruments executed and delivered pursuant thereto or in connection the Purchase Agreement.

“Transaction Projections” has the meaning provided for in clause (j) of the definition of Permitted Acquisitions.

“Transactions” means the funding of the Disbursement, the issuance of the Convertible Notes and the payment of fees, commissions, costs and expenses in connection with each of the foregoing.

“UCC” means the Uniform Commercial Code of any applicable jurisdiction and, if the applicable jurisdiction shall not have any Uniform Commercial Code, the Uniform Commercial Code as in effect from time to time in the State of New York.

“United States” and “U.S.” each means the United States of America.

“USA Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, P.L. 107-56, as amended from time to time.

Section 1.2Interpretation. In this Agreement and the other Facility Documents, unless the context otherwise requires, all words and personal pronouns relating thereto shall be read and construed as the number and gender of the party or parties requires and the verb shall be read and construed as agreeing with the required word and pronoun. The division of this Agreement and the other Facility Documents into Articles and Sections and the use of headings and captions is for convenience of reference only and shall not modify or affect the interpretation or construction of this Agreement or any of its provisions. The words “herein,” “hereof,” “hereunder,” “hereinafter” and “hereto” and words of similar import refer to this Agreement (or other applicable Facility Document) as a whole and not to any particular Article or Section hereof (or thereof). The term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The term “documents” and “agreements” include any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced. The use in any of the Facility Documents of the word “include” or “including,” when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. References to a specified Article, Exhibit, Section or Schedule shall be construed as a reference to that specified Article, Exhibit, Section or Schedule of this Agreement (or other applicable Facility Document). Unless specifically stated otherwise, any reference to any of the Facility Documents means such document as the same shall be amended, restated, supplemented or otherwise modified and from time to time in effect in accordance with the terms hereof or thereof, as applicable. The references to “assets” and “properties” in the Facility Documents are meant to be mean the same and are used throughout the Facility Documents interchangeably, and such words shall be deemed to refer to any and all tangible and intangible assets and properties, including cash, securities, stock, accounts and contract rights. Terms (including uncapitalized terms) not otherwise defined herein and that are defined in the UCC shall have the meanings therein described. The payment, prepayment or repayment of any principal, interest, fees, amounts and/or other Obligations under this Agreement or the other Facility Documents shall be made in cash in Dollars unless expressly stated otherwise herein or therein. Any reference to “payment in full,” “payment in full in cash,” “paid in full,” “paid in full in cash,” “repaid in full,” “repaid in full in cash,” “prepaid in full,” “prepaid in full in cash,” “redeemed in full,” “redeemed in full in cash” or any other term or word of similar effect used in this Agreement or any other Facility Document with respect to the Loans or the Obligations shall mean all Obligations have been repaid in full in cash (excluding contingent claims for indemnification to the extent no claim giving rise thereto has been asserted) and have been fully performed.

Section 1.3Business Day Adjustment. Except as otherwise expressly stated herein or in any other Facility Document (and except on the Maturity Date or any date of acceleration of any of the Obligations, in which case, such payment or performance shall be due on or prior to such day regardless of whether such day is a Business Day), if the day by which any payment or other performance is due to be made is not a Business Day, that payment or performance shall be made by the next succeeding Business Day unless that next succeeding Business Day falls in a different calendar month, in which case that payment or other performance shall be made by the Business Day immediately preceding the day by which such payment or other performance is due to be made; provided that interest will continue to accrue for each additional day in connection therewith.

Section 1.4Loan Records.

(a)The Borrower shall record on its books and records the amount of the Loan, the interest rate applicable thereto, all payments of principal and interest thereon and the principal balance thereof from time to time outstanding.

(b)The Agent, acting solely for this purpose as a non-fiduciary agent (solely for tax purposes) shall establish and maintain at its office a record of ownership (the “Register”) in which the Agent agrees to register by book entry the interests (including any rights to receive payment hereunder) of each Lender in the Loan, and any assignment of any such interest or interests, and accounts in the Register in accordance with its usual practice in which it shall record (i) the names and addresses of the Lenders (and any change thereto pursuant to this Agreement), (ii) the amount of the Loan, (iii) the amount of any principal, interest, fee or other amount due and payable or paid, and (iv) any other payment received by the Lenders from the Borrower and its application to the Loan. Reasonably promptly after making each such registration, the Agent shall provide written notice thereof to the Borrower.

(c)The Loans made by each Lender are evidenced by this Agreement and the Convertible Notes issued pursuant to this Agreement. On the Closing Date, the Borrower shall execute and deliver to each Lender a new Convertible Note, and after the Closing Date the Borrower shall execute and deliver to each Lender (and/or, if applicable and if so requested by any assignee Lender pursuant to the assignment provisions of Section 8.4) on the date of request by such Lender an amended and restated Convertible Note (in each case, with any amendment and restatement mechanics built in as necessary that are in form and substance reasonably satisfactory to such applicable Lender and the Agent), in each case, payable to such Lender in an amount equal to the unpaid principal amount of the Loans held by such Lender. Notwithstanding anything to the contrary contained in this Agreement, the Loans (including any Convertible Note(s) evidencing the Loans) are registered obligations, the right, title and interest of the Lenders and their successors and assignees in and to the Loan shall be transferable only upon notation of such transfer in the Register and no assignment thereof shall be effective until recorded therein. This Section 1.4 shall be construed so that the Loan is at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code.

(d)The Borrower, the Agent and the Lenders shall treat each Person whose name is recorded in the Register as a Lender for all purposes of this Agreement. Information contained in the Register with respect to any Lender shall be available for access by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

Section 1.5Accounting Terms and Principles. All accounting determinations required to be made pursuant hereto shall, unless expressly otherwise provided herein, be made in accordance with GAAP. No change in the accounting principles used in the preparation of any financial statement hereafter adopted by any Loan Party or any of its Subsidiaries (including any change in GAAP after December 14, 2018 that would require leases that would be classified as operating leases under GAAP on December 14, 2018 to be classified as capital leases or otherwise reflected as Debt on the Borrower’s consolidated balance sheet) shall be given effect for purposes of measuring compliance with any provision of this Agreement or otherwise determining any relevant ratios and baskets which govern whether any action is permitted hereunder unless the Borrower and the Required Lenders agree to modify such provisions to reflect such changes in GAAP, and unless such provisions are modified, all financial statements and similar documents provided hereunder shall be provided together with a reconciliation between the calculations and amounts set forth therein before and after giving effect to such change in GAAP. Notwithstanding any other provision contained herein or in any other Facility Document, all terms of an accounting or financial nature used herein and in the other Facility Documents shall be construed, and all computations of amounts and ratios referred to herein and in the other Facility Documents shall be made, without giving effect to any election under Statement of Financial Accounting Standards No. 159 (Codification of Accounting Standards 825-10) to value any Debt or other liabilities of any Loan Party or any Subsidiary at “fair value,” as defined therein.

Section 1.6Officers. Any document, agreement or instrument delivered under the Facility Documents that is signed by an Responsible Officer or another officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership, limited liability company and/or other action on the part of such Loan Party, and such Responsible Officer or other officer shall be conclusively presumed to have acted on behalf of such Loan Party in such person’s capacity as an officer of such Loan Party and not in any individual capacity.

AGREEMENT FOR THE LOAN

Section 2.1Disbursements.

(a)Disbursement. Each Lender on the Closing Date (or such later date required pursuant to when the written notice regarding the Disbursement was delivered to each Lender) severally but not jointly agrees, on the terms and subject to the conditions set forth herein, to lend to the Borrower on such date, the principal amount set forth opposite such Lender’s name in Annex A under the heading “Disbursement Amount” by making such amount available to the Borrower by promptly wiring such amounts to an account or accounts designated in writing by the Borrower on the proposed date of funding. Amounts borrowed under this Section 2.1(a) are referred to as the “Disbursement.”

(b)No Re-Borrowing. Amounts borrowed hereunder that are paid, repaid, redeemed and/or prepaid may not be re-borrowed under any circumstance.

Section 2.2Payments; Prepayments; Conversions.

(a)The Borrower shall pay in cash to the Agent on behalf of each of the Lenders their Pro Rata Share of the outstanding principal amount of the Loans and all other Obligations on the earlier of (such earlier date, the “Facility Termination Date”) (i) the Maturity Date and (ii) the date the principal amount of the Obligations is declared to be or automatically becomes due and payable following an Event of Default.

(b)Lenders shall have the right to convert all or any part of the principal amount of their Convertible Notes into shares of Common Stock in accordance with and subject to the terms of the Convertible Notes. Upon the Share Delivery Date (as defined in the Convertible Notes). Borrower shall pay to Lenders all accrued and unpaid interest on the principal amount of the Convertible Notes converted into shares of Common Stock. The Agent shall be promptly notified of any conversion and shall treat the same as a prepayment of outstanding Loans.

(c)Notwithstanding anything to the contrary in any of the Facility Documents, outstanding principal amounts on the Loans and the Convertible Notes shall not be permitted to be voluntarily prepaid, repaid or redeemed except as expressly set forth in Section 2.2(d).

(d)[Reserved].

(e)Each payment, repayment and prepayment by the Borrower or any other Loan Party shall be applied (i) first, to all fees, costs and expenses (including any attorneys’ fees) owed to Agent under the Facility Documents, (ii) second, ratably to all fees, costs and expenses (including any attorneys’ fees) owed to any Lender under the Facility Documents, (iii) third, ratably to accrued and unpaid interest owed to the Lenders under the Facility Documents, (iv) fourth, ratably to the principal amount of the Loans owed to the Lenders, and (v) fifth, to all other Obligations owing to Agent or any Lender, and, with respect to any such Obligations owed to the Lenders, shall be allocated among the Lenders in accordance with and in proportion to their respective Pro Rata Shares.

(f)From and after the Closing Date, any Conversion of principal under a Convertible Note by any Lender shall be applied against, and reduce, the principal amount of such Lender’s Loan on the same basis as the repayment of such principal amount in cash hereunder and shall otherwise for all purposes hereof be deemed a repayment of such principal amount.

Section 2.3Payment Details. All payments, prepayments and repayments of the Obligations by the Borrower or any other Loan Party hereunder and under any of the other Facility Documents shall be made without setoff or counterclaim. Payments, prepayments and repayments of any amounts and other Obligations due to Agent or the Lenders under this Agreement or the other Facility Documents shall be made in in cash Dollars in immediately available funds prior to 11:00 a.m. (New York City time) on the date that any such payment is due, using the wire information or address for Agent that is set forth on Schedule 2.3 or at such other bank or place as Agent or such applicable Lenders shall from time to time designate in writing at least three (3) Business Days prior to the date such payment is due. Any payment received by Agent or any Lender after such time may, in the Agent’s discretion, be deemed to have been made on the following Business Day. The Borrower shall pay all and any fees, costs and expenses (administrative or otherwise) imposed by banks, clearing houses or any other financial institutions in connection with making any payments under any of the Facility Documents.

Section 2.4Taxes.

(a)Any and all payments hereunder or pursuant to any other Facility Document shall be made free and clear of and without deduction for Taxes except as required by Law. If any Loan Party shall be required by Law to deduct or withhold any Taxes from or in respect of any sum payable hereunder or pursuant to any other Facility Document, (i) such Loan Party shall make such deductions or withholding, (ii) such Loan Party shall pay the full amount deducted or withheld to the applicable Governmental Authority in accordance with Law, and (iii) to the extent that the deduction or withholding is made on account of Indemnified Taxes, the sum payable by the applicable Loan Party shall be increased by as much as shall be necessary so that after making all required deductions or withholdings (including deductions or withholdings applicable to additional sums payable under this Section 2.4), each Lender shall receive an amount equal to the sum it would have received had no such deductions been made (any and all such additional amounts payable being hereinafter referred to as “Additional Amounts”). As soon as practicable, but in any event within thirty (30) days, after the date of any payment of such Taxes, the applicable Loan Party shall furnish to the applicable Lender the original or a certified copy of a receipt evidencing payment thereof or other evidence of such payment reasonably satisfactory to such Lender.

(b)In addition, the Loan Parties shall pay all Other Taxes to the applicable Governmental Authority in accordance with Law. Within thirty (30) days after the date of any payment of Other Taxes by any Loan Party, the Borrower shall furnish to the applicable Lender the original or a certified copy of a receipt evidencing payment thereof or other evidence of such payment reasonably satisfactory to such Lender.

(c)The Borrower shall reimburse and indemnify, within ten (10) days after receipt of demand therefor, each Lender Party for all Indemnified Taxes (including all Indemnified Taxes imposed on amounts payable under this Section 2.4(c)) paid or payable by such Lender Party, and any Liabilities arising therefrom or relating thereto, whether or not such Indemnified Taxes were correctly or legally asserted. A certificate of the applicable Lender Party setting forth the amounts to be paid thereunder and delivered to the Borrower shall be absolute, conclusive and binding, absent manifest error.

(d)Each Lender that is a United States person (as such term is defined in Section 7701(a)(30) of the Code) shall, on or before the date on which the Lender becomes a party to this Agreement, provide to Borrower and the Agent a properly completed and executed IRS Form W-9 certifying that such Lender is not subject to backup withholding tax. Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) (a “Foreign Lender”) and is entitled to an exemption from or reduction of U.S. federal withholding tax with respect to payments under this Agreement shall, on or before the date on which such Lender becomes a party to this Agreement, provide Borrower and the Agent with a properly completed and executed IRS Form W-8ECI, W-8BEN, W-8BEN-E, W-8IMY or other applicable forms (together with any required supporting documentation), or any other applicable certificate or document reasonably requested by the Borrower or the Agent, and, if such Foreign Lender is relying on the portfolio interest exception of Section 871(h) or Section 881(c) of the Code (or any successor provision thereto), shall also provide the Borrower with a certificate (the “Portfolio Interest Certificate”) representing that such Foreign Lender is not a “bank” for purposes of Section 881(c) of the Code (or any successor provision thereto), is not a 10% holder of the Borrower described in Section 871(h)(3)(B) of the Code (or any successor provision thereto), and is not a controlled foreign corporation receiving interest from a related person (within the meaning of Sections 881(c)(3)(C) and 864(d)(4) of the Code or any successor provisions thereto). If the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a Portfolio Interest Certificate on behalf of such partners. Each Lender shall provide new forms (or successor forms) as reasonably requested by the Borrower and the Agent from time to time and shall notify the Borrower in writing within a reasonable time after becoming aware of any event requiring a change in the most recent forms previously delivered by such Lender to the Borrower.

(e)If a payment to a Lender under this Agreement would be subject to U.S. federal withholding tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA, such Lender shall deliver to the Borrower and the Agent, at the times prescribed by law or as reasonably requested by Borrower or the Agent, such documentation as is required in order for the Borrower or the Agent to comply with its obligations under FATCA, to determine that such Lender has or has not complied with its obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 2.4(e), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(f)If a Lender or the Agent determines, in its sole discretion exercised in good faith, that it has received a refund of any Indemnified Taxes as to which it has been indemnified pursuant to this Section 2.4, such Lender or the Agent shall promptly pay such refund (but only to the extent of indemnity payments made or Additional Amounts paid under this Section 2.4 with respect to the Taxes refunded) to the Borrower, net of all out-of-pocket expense (including any Taxes imposed thereon) of such Lender of the Agent incurred in obtaining such refund or making such payment, provided that the Borrower, upon the request of such Lender or the Agent, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such Lender or the Agent if such Lender or the Agent is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 2.4(f), in no event shall a Lender or the Agent be required to pay any amount to the Borrower pursuant to this Section 2.4(f), the payment of which would place such Lender or the Agent in a less favorable net after-Tax position than such Lender or the Agent would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted or otherwise imposed and the indemnification payments with respect to such Tax had never been paid. Nothing in this Section 2.4(f) shall require any Lender or the Agent to disclose any information it deems confidential (including its tax returns) to any Person, including the Borrower.

Section 2.5Costs, Expenses and Losses. If, as a result of any failure by the Borrower or any other Loan Party to pay any sums or Obligations due under this Agreement or any other Facility Document on the due date therefor (after the expiration of any applicable grace periods, but without giving effect to any grace period after the occurrence of an Event of Default of the type set forth in Section 7.1(d)), the Agent or any Lender shall incur costs, expenses and/or losses, by reason of the liquidation or redeployment of deposits from third parties or in connection with obtaining funds to make or maintain any Disbursement or

Loan, the Borrower shall pay to the Agent or such Lender upon request by the Agent or such Lender, the amount of such costs, expenses and/or losses within fifteen (15) days after receipt by the Borrower of a certificate from the Agent or such Lender setting forth in reasonable detail such costs, expenses and/or losses, along with supporting documentation. For the purposes of the preceding sentence, “costs, expenses and/or losses” shall include any interest paid or payable to carry any unpaid amount and any loss, premium, penalty or expense that may be incurred in obtaining, liquidating or employing deposits of or borrowings from third parties and/or third Persons in order to make, maintain or fund any Disbursement or Loan or any portion thereof.

Section 2.6Interest. From and after the Closing Date, the outstanding principal amount of the Loans, any overdue interest and any other amounts and Obligations shall bear interest at the Interest Rate (calculated on the basis of the actual number of days elapsed in each month based on a year of 360 days). Interest shall be paid in cash quarterly in arrears commencing on July 1, 2020 and on the first Business Day of each calendar quarter thereafter (each, an “Interest Payment Date”). Interest shall accrue to, but not including, each Interest Payment Date.

Section 2.7Interest on Late Payments; Default Interest.

(a)Without limiting the remedies available to the Agent or any Lender under the Facility Documents or otherwise, to the maximum extent permitted by Law, if the Borrower or any other Loan Party fails to make a required payment of principal or interest on any Loan or make a required payment of any other Obligation when due, the Borrower shall pay, in respect of such principal, interest and other Obligations, interest thereon at the rate per annum equal to the Interest Rate then in effect for the Loans, plus ten percent (10%) for so long as such payment remains outstanding for a period of five Business Days following the due date thereof. Such interest shall be payable in cash on demand.

(b)At the election of the Required Lenders while any Event of Default (other than an Event of Default described under clause (a) above) exists (or automatically while any Event of Default under Section 7.1(a) or 7.1(d) exists), the Borrower shall pay interest (after as well as before entry of judgment thereon to the extent permitted by Law) on the outstanding principal amount of the Loans, from and after the date of occurrence of such Event of Default, at a rate per annum equal to the Interest Rate then in effect for the Loans, plus two percent (2.0%). Such interest shall be payable in cash on demand.

Section 2.8Fees. Borrower agrees to pay (or cause to be paid) administrative fees to Cortland Products Corporation, for loan agency services on behalf of the Agent, in an aggregate amount per annum equal to (i) $30,000 for the first year following the Closing Date, and (ii) $25,000 for each year thereafter, in each case due quarterly in advance and payable on the Closing Date and quarterly thereafter, until the Obligations are paid in full (with rebates for partial periods).

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

A.

Loan Party Representations and Warranties. In order to induce the Lenders to make the Loans pursuant to this Agreement and to induce Agent and the Lenders to enter into this Agreement, the Loan Parties, jointly and severally, represent and warrant on (i) the Closing Date (ii) each Disbursement Date, and (iii) each date such representation or warranty is remade or deemed remade in any Facility Document, in each case, that:

Section 3.1Existence and Power. Each Loan Party (a) is an entity as specified on Schedule 3.1, (b) is duly organized, validly existing and in good standing under the laws of the jurisdiction specified on Schedule 3.1 and no other jurisdiction, (c) has the same legal name as it appears in such Loan Party’s Organizational Documents and an organizational identification number (if any), in each case as specified on Schedule 3.1, (d) has all powers to own its assets and has powers and all Permits necessary in the operation of its business as presently conducted or as proposed to be conducted, except where the failure to have such Permits could not reasonably be expected to have a Material Adverse Effect, and (e) is qualified to do business as a foreign entity in each jurisdiction in which it is required to be so qualified, which jurisdictions as of the Closing Date are specified on Schedule 3.1, except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 3.1, no Loan Party (x) has had, over the five (5) year period preceding the Closing Date, any name other than its current name, or (y) was incorporated or organized under the laws of any jurisdiction other than its current jurisdiction of incorporation or organization..

Section 3.2Organization and Governmental Authorization; No Contravention. The execution, delivery and performance by each Loan Party of the Facility Documents to which it is a party (a) are within its powers, (b) have been duly authorized by all necessary action pursuant to its Organizational Documents, (c) require no further action by or in respect of, or filing with, any Governmental Authority and (d) do not violate, conflict with or cause a breach or a default under (i) any Law applicable to any Loan Party, (ii) any of the Organizational Documents of any Loan Party, or (iii) any agreement or instrument binding upon it, except for such violations, conflicts, breaches or defaults which, with respect to this clause (iii), would not reasonably be expected to have a Material Adverse Effect.

Section 3.3Binding Effect. Each of the Facility Documents to which any Loan Party is a party constitutes a valid and binding agreement or instrument of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles. Each Facility Document has been duly executed and delivered by each Loan Party party thereto..

Section 3.4Capitalization. The authorized equity securities of each of the Loan Parties (other than Sientra) as of the Closing Date are as set forth on Schedule 3.4. All issued and outstanding equity securities of each of the Loan Parties are duly authorized and validly issued, fully paid, nonassessable, free and clear of all Liens other than those in favor of Agent for the benefit of Agent and Lenders, and such equity securities were issued in compliance with all applicable Laws. The identity of the holders of the equity securities of each of the Loan Parties (other than Sientra) and the percentage of their fully-diluted ownership of the equity securities of each of the Loan Parties (other than Sientra) as of the Closing Date is set forth on Schedule 3.4. No shares of the capital stock or other equity securities of any Loan Party (other than Sientra), other than those described above, are issued and outstanding as of the Closing Date.  Except as set forth on Schedule 3.4, as of the Closing Date there are no preemptive or other outstanding rights, options, warrants, conversion rights or similar agreements or understandings for the purchase or acquisition from any Loan Party of any equity securities of any such entity.

Section 3.5Financial Information. All information delivered to Agent and pertaining to the financial condition of any Loan Party fairly presents in all material respects the financial position of such Loan Party as of such respective date in conformity with GAAP (and as to unaudited financial statements, subject to normal year-end adjustments and the absence of footnote disclosures). Since September 30, 2019, there has been no material adverse change in the business, operations, properties or condition (financial or otherwise) of any Loan Party.

Section 3.6Litigation. Except as set forth on Schedule 3.6, as of the Closing Date, and except as hereafter disclosed to Agent in writing, to the best of Borrower’s knowledge, there is no Litigation pending against, or to such Loan Party’s knowledge, threatened in writing against or affecting, any Loan Party or, to the best of such Loan Party’s knowledge, any party to any Facility Document other than a Loan Party involving more than, individually or in the aggregate, Five Hundred Thousand Dollars ($500,000). There is no Litigation pending in which an adverse decision would reasonably be expected to have a Material Adverse Effect or which in any manner draws into question the validity of any of the Facility Documents.

Section 3.7Ownership of Property. Each Loan Party and each of its Subsidiaries is the lawful owner of, has good title to and is in lawful possession of, or has valid leasehold interests in, all properties, accounts and other assets (real or personal, tangible, intangible or mixed), in each case constituting a Material Intangible Asset or that is otherwise material to its business, subject, in each case, only to Permitted Liens and except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes purported or reported to be owned or leased (as the case may be) by such Person.

Section 3.8No Default. No Event of Default, or to such Loan Party’s knowledge, Default, has occurred and is continuing. No Loan Party is in breach or default under or with respect to any contract, agreement, lease or other instrument to which it is a party or by which its property is bound or affected, which breach or default would reasonably be expected to have a Material Adverse Effect.

Section 3.9Labor Matters. As of the Closing Date, there are no strikes or other labor disputes pending or, to any Loan Party’s knowledge, threatened in writing against any Loan Party, which could reasonably be expected to have a Material Adverse Effect. Hours worked and payments made to the employees of the Loan Parties have not been in material violation of the Fair Labor Standards Act or any other applicable Law dealing with such matters. All payments due from the Loan Parties, or for which any claim may be made against any of them, on account of wages and employee and retiree health and welfare insurance and other benefits have been paid or accrued as a liability on their books, as the case may be. The consummation of the transactions contemplated by the Facility Documents will not give rise to a right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which it is a party or by which it is bound, the result of which could reasonably be expected to have a Material Adverse Effect.

Section 3.10Regulated Entities. No Loan Party is an “investment company” or a company “controlled” by an “investment company” or a “subsidiary” of an “investment company,” all within the meaning of the Investment Company Act of 1940.

Section 3.11Margin Regulations. None of the proceeds from the Loans have been or will be used, directly or indirectly, for the purpose of purchasing or carrying any “margin stock” (as defined in Regulation U of the Federal Reserve Board), for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any “margin stock” or for any other purpose which might cause any of the Loans to be considered a “purpose credit” within the meaning of Regulation T, U or X of the Federal Reserve Board.

Section 3.12Compliance With Laws; Anti-Terrorism Laws.

(a)Each Loan Party is in compliance with the requirements of all applicable Laws (including Health Care Laws), except for such Laws the noncompliance with which could not reasonably be expected to have a Material Adverse Effect.

(b)None of the Loan Parties and, to the knowledge of the Loan Parties, none of their Affiliates (i) is in violation of any Anti-Terrorism Law, (ii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law, (iii) is a Blocked Person, or is controlled by a Blocked Person, (iv) is acting or will act for or on behalf of a Blocked Person, (v) is associated with, or will become associated with, a Blocked Person or (vi) is providing, or will provide, material, financial or technical support or other services to or in support of acts of terrorism of a Blocked Person. No Loan Party nor, to the knowledge of any Loan Party, any of its Affiliates or agents acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement, (A) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, or (B) deals in, or otherwise engages in any transaction relating to, any property or interest in property blocked pursuant to Executive Order No. 13224, any similar executive order or other Anti-Terrorism Law.

Section 3.13Taxes. All federal, state and local income and other material tax returns, reports and statements required to be filed by or on behalf of each Loan Party have been filed with the appropriate Governmental Authorities in all jurisdictions in which such returns, reports and statements are required to be filed and, except to the extent subject to a Permitted Contest, all income and other material Taxes (including real property Taxes) and other charges shown to be due and payable in respect thereof have been timely paid prior to the date on which any fine, penalty, interest, late charge or loss may be added thereto for nonpayment thereof.

Section 3.14Compliance with ERISA.

(a)Each ERISA Plan (and the related trusts and funding agreements) complies in form and in operation with, has been administered in compliance with, and the terms of each ERISA Plan satisfy, the applicable requirements of ERISA and the Code in all material respects. Each ERISA Plan which is intended to be qualified under Section 401(a) of the Code is so qualified, and the United States Internal Revenue Service has issued a favorable determination letter with respect to each such ERISA Plan which may be relied on currently. No Loan Party has incurred liability for any material excise tax under any of Sections 4971 through 5000 of the Code.

(b)Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, each Loan Party and each Subsidiary is in compliance with the applicable provisions of ERISA and the provision of the Code relating to ERISA Plans and the regulations and published interpretations therein. During the thirty-six (36) month period prior to the Closing Date or the making of any Loan (i) no steps have been taken to terminate any Pension Plan, and (ii) no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under Section 303(k) of ERISA or Section 430(k) of the Code and no event has occurred that would give rise to a Lien under Section 4068 of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which could result in the incurrence by any Loan Party of any material liability, fine or penalty. No Loan Party has incurred liability to the PBGC (other than for current premiums) with respect to any employee Pension Plan. All contributions (if any) have been made on a timely basis to any Multiemployer Plan that are required to be made by any Loan Party or any other member of the Controlled Group under the terms of the plan or of any collective bargaining agreement or by applicable Law; no Loan Party nor any member of the Controlled Group has withdrawn or partially withdrawn from any Multiemployer Plan, incurred any withdrawal liability with respect to any such plan or received notice of any claim or demand for withdrawal liability or partial withdrawal liability from any such plan, and no condition has occurred which, if continued, could result in a withdrawal or partial withdrawal from any such plan, and no Loan Party nor any member of the Controlled Group has received any notice that any Multiemployer Plan is in reorganization, that increased contributions may be required to avoid a reduction in plan benefits or the imposition of any excise tax, that any such plan is or has been funded at a rate less than that required under Section 412 of the Code, that any such plan is or may be terminated, or that any such plan is or may become insolvent.

Section 3.15Brokers. Except for fees payable to Agent and/or Lenders, no broker, finder or other intermediary has brought about the obtaining, making or closing of the transactions contemplated by the Facility Documents, and no Loan Party has or will have any obligation to any Person in respect of any finder’s or brokerage fees, commissions or other expenses in connection herewith.

Section 3.16[Reserved].

Section 3.17Material Contracts. Except for the Facility Documents, the agreements specifically  listed  in  the  definition of  Material Contracts and the other  agreements set forth  on Schedule 3.17,  as of the Closing Date there are no  Material Contracts.   The consummation  of the transactions contemplated by the Facility Documents will not give rise to a right of termination in favor of any party to any Material Contract (other than any Loan Party), except for such Material Contracts the noncompliance with which would not reasonably be expected to have a Material Adverse Effect.

Section 3.18Compliance with Environmental Requirements; No Hazardous Materials. Except in each case as set forth on Schedule 3.18:

(a)no notice, notification, demand, request for information, citation, summons, complaint or order has been issued, no complaint has been filed, no penalty has been assessed and no investigation or review is pending, or to such Loan Party’s knowledge, threatened in writing by any Governmental Authority or other Person with respect to any (i) alleged violation by any Loan Party of any Environmental Law, (ii) alleged failure by any Loan Party to have any Permits required in connection with the conduct of its business or to comply with the terms and conditions thereof, (iii) any generation, treatment, storage, recycling, transportation or disposal of any Hazardous Materials, or (iv) release of Hazardous Materials; and

(b)no property now owned or leased by any Loan Party and, to the knowledge of each Loan Party, no such property previously owned or leased by any Loan Party, to which any Loan Party has, directly or indirectly, transported or arranged for the transportation of any Hazardous Materials, is listed or, to such Loan Party’s knowledge, proposed for listing, on the National Priorities List promulgated pursuant to CERCLA, or CERCLIS (as defined in CERCLA) or any similar state list or is the subject of federal, state or local enforcement actions or, to the knowledge of such Loan Party, other investigations which may lead to claims against any Loan Party for clean- up costs, remedial work, damage to natural resources or personal injury claims, including, without limitation, claims under CERCLA.

For purposes of this Section 3.18, each Loan Party shall be deemed to include any business or business entity (including a corporation) that is, in whole or in part, a predecessor of such Loan Party.

Section 3.19Intellectual Property and License Agreements. A list of all Registered Intellectual Property of each Loan Party and all material in-bound license or sublicense agreements and material exclusive out-bound license or sublicense agreements (but excluding in-bound licenses of over- the-counter software that is commercially available to the public), as of the Closing Date is set forth on Schedule 3.19. Schedule 3.19 shall be prepared by Borrower in the form provided by Agent and contain all information required in such form. Except for Permitted Licenses, each Loan Party is the sole owner of its material Intellectual Property free and clear of any Liens. To Borrower’s knowledge after reasonable inquiry, each patent is valid and enforceable and no part of the Material Intangible Assets has been judged invalid or unenforceable, in whole or in part. To the best of Borrower’s knowledge, no claim has been made that any part of the Material Intangible Assets violates the rights of any third party in any material respect.

Section 3.20Solvency. The Borrower is, and after giving effect to each Disbursement and the liabilities and obligations of each Loan Party under the Facility Documents, will be, Solvent; and each other Loan Party together with Borrower and its Subsidiaries, taken as a whole, is Solvent.

Section 3.21Full Disclosure. None of the written information (financial or otherwise) furnished by or on behalf of any Loan Party to Agent or any Lender in connection with the consummation of the transactions contemplated by the Facility Documents, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which such statements were made. All financial projections delivered to Agent and the Lenders by Loan Parties (or their agents) have been prepared on the basis of the assumptions stated therein. Such projections represent each Loan Party’s best estimate of such Loan Party’s future financial performance and such assumptions are believed by such Loan Party to be fair and reasonable in light of current business conditions; provided, however, that Loan Parties can give no assurance that such projections will be attained.

Section 3.22[Reserved].

Section 3.23Subsidiaries. Loan Parties do not own any stock, partnership interests, limited liability company interests or other equity securities or Subsidiaries except for Permitted Investments.

Section 3.24[Reserved].

Section 3.25SEC Documents. The Borrower has filed, through the SEC’s Electronic Data Gathering, Analysis, and Retrieval system (or successor thereto) (“EDGAR”), all of the SEC Documents within the time frames prescribed by the SEC for the filing of such SEC Documents such that each filing was timely filed with the SEC. As of their respective dates, each of the SEC Documents complied in all material respects with the requirements of the Securities Act and/or the Exchange Act (as applicable) and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents. None of the SEC Documents, at the time filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Since the filing of the SEC Documents, no event has occurred that would require an amendment or supplement to any of the SEC Documents and as to which such an amendment or a supplement has not been filed and made publicly available on EDGAR on or prior to the date this representation is made. The Borrower has not received any written comments from the SEC staff that have not been resolved to the satisfaction of the SEC staff.

Section 3.26Accounting Controls. Each Loan Party and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management’s general or specific authorizations, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (c) access to assets or incurrence of liability is permitted only in accordance with management’s general or specific authorization and (d) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any differences. The Borrower and its Subsidiaries have (i) timely filed and made publicly available on EDGAR all certifications, statements and documents required by (1) Rule 13a-14 or Rule 15d-14 under the Exchange Act. The Borrower and its Subsidiaries maintain disclosure controls and procedures required by Rule 13a-15 or Rule 15d-15 under the Exchange Act; such controls and procedures are effective to ensure that the information required to be disclosed by the Borrower and its Subsidiaries in the reports that they file with or submit to the SEC (A) is recorded, processed, summarized and reported accurately within the time periods specified in the SEC’s rules and forms and (ii) is accumulated and communicated to the Borrower’s (and, to the extent applicable, its Subsidiaries’) management, including its or their principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure. Except as set forth in Schedule 3.26, the Borrower and its Subsidiaries maintain internal control over financial reporting required by Rule 13a-15 or Rule 15d-15 under the Exchange Act; such internal control over financial reporting is effective and does not contain any material weaknesses.

Section 3.27Shares of Stock.

(a)[Reserved].

(b)The Borrower has reserved for issuance the maximum of 1,942,086 shares of Common Stock issuable as of the Closing Date upon Conversion of the Convertible Notes (computed without regard to any limitations on the number of shares that may be issued on conversion thereof and assuming the maximum number of Additional Conversion Shares (as defined in the Convertible Note) are issued in connection therewith). The Conversion Shares have been duly authorized, and upon any Conversion of the Convertible Notes in accordance with the terms thereof, the Conversion Shares issued thereupon will be validly issued, fully paid and non- assessable and free from all taxes and Liens with respect to the issue thereof, with the holders thereof being entitled to all rights accorded to a holder of Common Stock.

(c)[Reserved].

(d)[Reserved].

(e)The issuance and delivery of the Convertible Notes does not and, assuming full or partial Conversion of Convertible Notes, the issuance of the Conversion Shares will not: (i) require approval from the shareholders or board of directors of the Borrower or from any Governmental Authority; (ii) obligate the Borrower to issue shares of Common Stock or other securities to any Person (other than the Lenders); and (iii) will not result in a right of any holder of the Borrower’s securities to adjust the exercise, conversion, exchange or reset price under and will not result in any other adjustments (automatic or otherwise) under, any securities of the Borrower.

(f)Each Loan Party  has furnished  to Agent and each Lender true, correct and complete copies of each Loan Party’s Organizational Documents and any amendments, restatements, supplements or modifications thereto, and all other documents, agreements and instruments containing the terms of all Common Stock and other securities of each Loan Party, including Stock convertible into, or exercisable or exchangeable for, Common Stock or other Stock of any Loan Party or any of its Subsidiaries, and the material rights of the holders thereof in respect thereto.

Section 3.28Securities Law and Principal Market Matters.

(a)The Borrower and its Subsidiaries are in all material respects in compliance with applicable provisions of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder (collectively, “Sarbanes-Oxley”).

(b)Neither the Borrower nor any of its Subsidiaries nor, to the Borrower’s knowledge, any director, officer or employee, of the Borrower or any of its Subsidiaries, has received or otherwise obtained any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Borrower or any of its Subsidiaries or its internal accounting controls, including any complaint, allegation, assertion or claim that the Borrower or any of its Subsidiaries has engaged in questionable accounting or auditing practices. No attorney representing the Borrower or any of its Subsidiaries, whether or not employed by the Borrower or any of its Subsidiaries, has reported evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Borrower or any of its Subsidiaries or any of their respective officers, directors, employees or agents to the Borrower’s or any of its Subsidiaries’ board of directors (or equivalent governing body) or any committee thereof or to any director (or equivalent person) or officer of the Borrower or any of its Subsidiaries. There have been no internal or SEC investigations regarding accounting or revenue recognition discussed with, reviewed by or initiated at the direction of the chief executive officer, the principal financial officer or the principal accounting officer (in each case, or officer holding such equivalent position) of the Borrower or any of its Subsidiaries, the Borrower’s or any of its Subsidiaries’ board of directors (or equivalent governing body) or any committee thereof.

(c)Assuming the accuracy of the representations and warranties made by the Lenders in this Agreement, the offer, sale and issuance by the Loan Parties of the Securities are exempt from registration under the Securities Act (pursuant to Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder) and applicable state securities laws.

(d)None of the Loan Parties, any of its predecessors, any director, executive officer, other officer of any Loan Party participating in the offering of the Securities, any beneficial owner (as that term is defined in Rule 13d-3 under the Exchange Act) of 20% or more of any Loan Party’s outstanding voting equity securities, calculated on the basis of voting power, any “promoter” (as that term is defined in Rule 405 under the Securities Act) connected with any Loan Party at the time this representation is made, any placement agent or dealer participating in the offering of the Securities and any of such agents’ or dealer’s directors, executive officers, other officers participating in the offering of the Securities (each, a “Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”). The Borrower has exercised reasonable care to determine (i) the identity of each person that is a Covered Person and (ii) whether any Covered Person is subject to a Disqualification Event. Each Loan Party has complied in all material respects, to the extent applicable, with its disclosure obligations under Rule 506(e). With respect to each Covered Person, the Borrower has established procedures reasonably designed to ensure that the Borrower receives notice from each such Covered Person of (A) any Disqualification Event relating to that Covered Person, and (B) any event that would, with the passage of time, become a Disqualification Event relating to that Covered Person, in each case occurring up to and including the date this representation is made. No Loan Party is any other reason disqualified from reliance upon Rule 506 of Regulation D for purposes of the offer, sale and issuance of the Securities.

(e)Neither the Borrower, nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer, sale or issuance of the Securities.

(f)Neither the Borrower, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made, or will make, any offers or sales of any capital stock or other securities, or solicited or will solicit any offers to buy any capital stock or other securities, under circumstances that would require registration of any of the Securities under the Securities Act or cause this offering of the Securities to be integrated with prior offerings by the Borrower for purposes of any applicable stockholder approval provisions of the Principal Market or any other authority.

(g)The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and neither the Borrower nor any of its Subsidiaries has taken, or will take, any action designed to terminate, or that is likely to have the effect of terminating, the registration of the Common Stock under the Exchange Act; nor has the Borrower or any of its Subsidiaries received any notification that the SEC is contemplating terminating such registration.

Section 3.29Status as Senior Debt. Subject to the terms of the Senior Credit Agreements and related loan documents, all Obligations constitute senior Debt entitled to the benefits of the subordination and/or intercreditor provisions contained in the applicable subordination and/or intercreditor agreements governing any subordinated Debt.

B.	Lender Representations and Warranties. Each Lender, severally and not jointly, represents and warrants to each Loan Party as of the Closing Date that:

Section 3.30Convertible Notes. The Convertible Notes and the Conversion Shares to be issuable thereunder will be acquired for such Lender's own account, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, except pursuant to sales registered or in a transaction exempted under the Securities Act, and such Lender has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act without prejudice, however, to such Lender' s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Lender to hold the Securities for any period of time and such Lender reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

Section 3.31Economic Risk. Such Lender can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

Section 3.32Restricted Securities. Such Lender understands that the Convertible Notes and the Conversion Shares thereunder are characterized as "restricted securities" under the U.S. federal securities laws inasmuch as they are being acquired from Borrower in a transaction not involving a public offering and that under such laws and applicable regulations such securities may not be resold except pursuant to an effective registration statement under the Securities Act (including a registration statement filed pursuant to the Registration Rights Agreement) or pursuant to an applicable exemption from the registration requirements under the Securities Act.

Section 3.33Accredited Investor. Such Lender is an "accredited inventor" as such temi is defined in Regulation D promulgated under the Securities Act.

ARTICLE 4

CONDITIONS OF DISBURSEMENT

Section 4.1Conditions to the Disbursement. The obligation of the Lenders to make the Disbursement shall be subject to the satisfaction (or written waiver) of the following conditions in a manner satisfactory to each Lender:

(a)Agent and the Lenders shall have received (i) executed counterparts of this Agreement and each other Facility Document set forth on the closing checklist attached hereto as Exhibit B, other than those that are specified therein as permitted to be delivered after the Closing Date and (ii) an original Convertible Note duly executed and delivered by the Borrower;

(b)each Lender shall have received a certificate from an Responsible Officer of the Borrower certifying that all of the conditions set forth in this Section 4.1 have been, or contemporaneously with the funding of the Disbursement will be, satisfied;

(c)a favorable legal opinion of DLA Piper LLP, counsel to the Loan Parties, addressed to the Lender and the Agent, as to such matters concerning the Loan Parties and the Facility Documents as the Lender may reasonably request;

(d)the administrative fees required to be paid pursuant to Section 2.8 and all other fees required to be paid on the Closing Date pursuant to this Agreement and the other Facility Documents and all costs and expenses required to be paid on the Closing Date (including pursuant to Section 8.2) pursuant to this Agreement and the other Facility Documents, in the case of costs and expenses, to the extent invoiced at least one (1) Business Day prior to the Closing Date, shall have been, or substantially contemporaneously with the Disbursement shall be, paid (which amounts, at the sole option of the Lenders, may be offset against the proceeds of the Disbursement);

(e)Agent and the Lenders shall have received at least three (3) Business Days prior to the Closing Date all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act, that has been reasonably requested by Agent or any Lender at least ten (10) days in advance of the Closing Date, which shall include a duly executed IRS Form W-9; and

(f)such other conditions, documents and deliverables that Agent or any Lender may reasonably request shall have been satisfied or delivered, as applicable.

(g)no Default or Event of Default shall have occurred or could reasonably be expected to result from such Disbursement or the use of the proceeds therefrom;

(h)immediately prior to and after giving effect to such Disbursement and the use of proceeds thereof, each representation and warranty by any Loan Party or any of its Subsidiaries contained herein or in any other Facility Document is true, correct and complete in all material respects (without duplication of any materiality qualifier contained therein) as of such date, except to the extent that such representation or warranty expressly relates to an earlier date (in which event such representations and warranties were true, correct and complete in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date);

ARTICLE 5

AFFIRMATIVE COVENANTS

For so long as the Obligations (other than unasserted contingent indemnification obligations) remain outstanding

Section 5.1Reserved.

Section 5.2Payment and Performance of Obligations.

(a)Each Loan Party (i) will pay and discharge, and cause each Subsidiary to pay and discharge, on a timely basis as and when due, all of their respective obligations and liabilities, except for such obligations and/or liabilities (A) that may be the subject of a Permitted Contest, and (B) the nonpayment or nondischarge of which could not reasonably be expected to have a Material Adverse Effect, (ii) without limiting anything contained in the foregoing clause (i), pay all material amounts due and owing in respect of Taxes (including without limitation, payroll and withholdings tax liabilities) on a timely basis as and when due, and in any case prior to the date on which any fine, penalty, interest, late charge or loss may be added thereto for nonpayment thereof, except for Taxes subject a Permitted Contest, (iii) will maintain, and cause each Subsidiary to maintain, in accordance with GAAP, appropriate reserves for the accrual of all of their respective obligations and liabilities, and (iv) will not breach or permit any Subsidiary to breach, or permit to exist any default under, the terms of any lease, commitment, contract, instrument or obligation to which it is a party, or by which its properties or assets are bound, except for such breaches or defaults which could not reasonably be expected to have a Material Adverse Effect.

(b)Upon completion of any Permitted Contest, each Loan Party shall, and will cause each Subsidiary to, promptly pay the amount due, if any, except where the failure to pay such amount could not reasonably be expected to have a Material Adverse Effect.

Section 5.3Maintenance of Existence, Etc. Each Loan Party will preserve, renew and keep in full force and effect, and will cause each Subsidiary to preserve, renew and keep in full force and effect, (a) their respective existence and (b) their respective rights, privileges and franchises necessary or desirable in the normal conduct of business, except with respect to clauses (a) and (b) above in connection with a transaction permitted under Section 5.6, and (c) their respective qualification to do business and good standing in each jurisdiction except, with respect to clause (b) and this clause (c), where the failure to be qualified or in good standing could not reasonably be expected to have a Material Adverse Effect.

Section 5.4Maintenance of Property; Insurance.

(a)Each Loan Party will keep, and will cause each Subsidiary to keep, all property material to its business in good working order and condition, ordinary wear and tear excepted. If all or any part of any of such property material to its business, becomes damaged or destroyed, each Loan Party will, and will cause each Subsidiary to, promptly and completely repair and/or restore such property in a good and workmanlike manner, regardless of whether Agent agrees to disburse insurance proceeds or other sums to pay costs of the work of repair or reconstruction.

(b)Upon completion of any Permitted Contest, each Loan Party shall, and will cause each Subsidiary to, promptly pay the amount due, if any, and deliver to Agent proof of the completion of the contest and payment of the amount due, if any.

(c)Each Loan Party will maintain (i) casualty insurance on all real and personal property on an all risks basis (including the perils of windstorm and quake), covering the repair and replacement cost of all such property and coverage, business interruption and rent loss coverages with extended period of indemnity (for the period required by Agent from time to time) and indemnity for extra expense, in each case without application of coinsurance and with agreed amount   endorsements,   (ii) general     and   professional     liability   insurance   (including products/completed operations liability coverage), and (iii) such other insurance coverage against loss or damage of the kinds customarily insured against by Persons engaged in substantially the same business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons; provided, however, that, in no event shall such insurance be in amounts or with coverage less than, or with carriers with qualifications inferior to, any of the insurance or carriers in existence as of the Closing Date (or required to be in existence after the Closing Date under a Facility Document). All such insurance shall be provided by insurers having an A.M. Best policyholders rating reasonably acceptable to Agent.

Section 5.5Compliance with Laws and Material Contracts. Each Loan Party will comply, and cause each Subsidiary to comply, with the requirements of all applicable Laws (including Health Care Laws) and Material Contracts, except to the extent that failure to so comply would not reasonably be expected to (a) have a Material Adverse Effect, or (b) result in any Lien upon a material portion of the assets of any such Person in favor of any Governmental Authority.

Section 5.6Inspections. On and after the date that Required Lenders believe in good faith that a Default or Event of Default has occurred and is continuing, each Loan Party shall, and shall cause each of its Subsidiaries to, with respect to each owned, leased or controlled property, at all times and without notice, at the sole option of Agent or any Lender: (a) provide access to such property to Agent, the Lenders and their respective representatives, as frequently as Agent or any Lender determines to be appropriate; and (b) permit Agent or any Lender to conduct field examinations, appraise, inspect, and make extracts and copies (or take originals if reasonably necessary) from all of such Loan Party’s and its Subsidiaries’ books and records, and evaluate and conduct appraisals and evaluations in any manner and through any medium that Agent or any Lender considers advisable, in each instance, at the Loan Parties’ sole expense.

Section 5.7Use of Proceeds. The proceeds of the Disbursement will be used for working capital and for general corporate purposes of the Borrower.

Section 5.8Required Authorizations. The Loan Parties shall, and shall cause their Subsidiaries to, obtain, make and keep in full force and effect all material required regulatory permits.

Section 5.9Notices; Information. The Loan Parties shall promptly (and, in any event, within two (2) Business Days) notify the Agent in writing of the occurrence of (i) any Default or Event of Default; (ii) any default or event of default under the Senior Credit Agreements; and (iii) any event or occurrence or series or related events or occurrences that could reasonably be expected to have Material Adverse Effect. In addition, promptly after request therefor, the Borrower shall provide the Agent and the Lenders such other financial and other information as any Lender or the Agent may from time to time reasonably request.

Section 5.10SEC Documents; Financial Statements.  The Borrower shall comply  in all respects with its filing requirements under Section 13 or 15(d) of the Exchange Act, as applicable. Without limiting the foregoing, the Borrower shall timely file (or furnish, as applicable) all SEC Documents required to be filed with (or furnished to) the SEC pursuant to the Exchange Act, and the Borrower and its Subsidiaries shall not terminate the registration of the Common Stock under the Exchange Act or otherwise terminate its status as an issuer required to file reports under the Exchange Act, even if the securities laws would otherwise permit any such termination. None of such SEC Documents, when filed or furnished, shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. All financial statements including in any such SEC Documents shall fairly present the consolidated financial position of the Borrower and its Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods presented and shall have been prepared in accordance with GAAP, consistently applied (subject, in the case of unaudited quarterly financial statements, to normal year-end adjustments that are not material individually or in the aggregate and lack of footnote disclosures). Any audit or report of the Borrower’s independent certified public accountants on any financial statements included in any such SEC Document shall (i) contain an unqualified opinion (subject to the exception set forth below in clause (ii) of this sentence), stating that such consolidated financial statements present fairly in all material respects the consolidated financial position and results of operations and cash flows of the Borrower and its Subsidiaries as of the dates thereof and for the periods presented and have been prepared in conformity with GAAP applied on a basis consistent with prior years, and (ii) not include any explanatory paragraph expressing substantial doubt as to going concern status, and no financial statements included in any SEC Document shall include any statement in the footnotes thereto that indicates there is substantial doubt about the Borrower’s ability to continue as a going concern (or any statement to similar effect) (other than, with respect to clauses (i) and (ii) a going concern qualification based solely on the Borrower’s having negative profits or a determination that any Loan Party has less than 12 months liquidity).

Section 5.11Disclosure. Each Loan Party shall, and shall cause each of its Subsidiaries to, ensure that all written information, exhibits and reports furnished to any Lender Party, when taken as a whole, do not and will not (or does not, as applicable) contain any untrue statement of a material fact and do not and will not omit to state any material fact or any fact necessary to make the statements contained therein not materially misleading in light of the circumstances in which made, and will promptly disclose to Agent and the Lenders and correct any defect or error that may be discovered therein or in any Facility Document or in the execution, acknowledgement or recordation thereof.

Section 5.12Conversion Shares.

(a)The Borrower shall, so long as any of the Convertible Notes are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued capital stock, solely for the purpose of effecting the conversion of the Convertible Notes, the number of shares of Common Stock issuable upon such conversion (without taking into account any limitations on the conversion of the Convertible Notes as set forth therein)

(b)The Borrower shall provide, free from preemptive rights, out of the Borrower’s authorized but unissued shares or shares held in treasury, sufficient shares of Common Stock to provide for conversion of the Convertible Notes held by the Lenders from time to time as such Convertible Notes are presented for conversion (assuming that at the time of computation of such number of shares of Common Stock, all such Convertible Notes would be converted by Lenders into Conversion Shares without regard to any limitation on conversion) and cause all shares of Common Stock issued upon conversion of the Convertible Notes held by the Lenders to be fully paid and free from all taxes, liens and charges with respect to the issue thereof.

Section 5.13Further Assurances. Promptly upon the request of the Required Lenders (or the Agent acting at the direction of the Required Lenders), the Loan Parties shall (and, subject to the limitations set forth herein and in the other Facility Documents, shall cause each of their Subsidiaries to) take such additional actions and execute such documents as he Required Lenders (or the Agent acting at the direction of the Required Lenders) may reasonably require from time to time in order (a) to carry out more effectively the purposes of this Agreement or any other Facility Document, and (b) to better assure, grant, preserve, protect and confirm to the Agent and the Lenders the rights granted or now or hereafter intended to be granted to them under any Facility Document. Without limiting the generality of the foregoing, the Loan Parties shall cause each of their Subsidiaries (other than a Restricted Foreign Subsidiary) within 30 days after the date of the formation (including pursuant to a Division/Series Transaction) or acquisition thereof, to Guarantee the Obligations and to take such other actions reasonably requested by the Required Lenders with respect to making any such Subsidiary a Loan Party under the Facility Documents. Furthermore, the Borrower shall notify Agent and the Lenders in writing on the date of the formation (including pursuant to a Division/Series Transaction) or acquisition of any Subsidiary. The Loan Parties shall deliver, or cause to be delivered, promptly after (and in any event within 30 days (or such later date as may be agreed to by the Required Lenders in their sole discretion) after) such date to Agent and the Lenders, appropriate resolutions, secretary certificates, certified Organizational Documents and, if requested by any Lender, legal opinions relating to the matters described in this Section 5.13 (which opinions shall be in form and substance reasonably acceptable to the Required Lenders and, to the extent applicable, substantially similar to the opinions delivered on the Closing Date), in each instance with respect to each Loan Party or Subsidiary (other than a Restricted Foreign Subsidiary) formed (including pursuant to a Division/Series Transaction) or acquired after the Closing Date.

Section 5.14Environmental Matters. Each Loan Party shall, and shall cause each of its Subsidiaries to, comply with, and maintain its real estate, whether owned, leased, subleased or otherwise operated or occupied, in compliance with all applicable Environmental Laws or as is required by orders and directives of any Governmental Authority except where the failure to comply could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

Section 5.15[Reserved].

Section 5.16[Reserved].

Section 5.17[Reserved].

Section 5.18Disclosure; No MNPI.

(a)At or prior to 8:00 a.m. (New York City time) on the second Business Day following the Closing Date, the Borrower shall file with the SEC one or more Forms 8-K describing the terms of the Transactions and the other transactions contemplated by the Facility Documents, and including as exhibits to such Form(s) 8-K this Agreement (including the schedules and exhibits hereto) and the form of Convertible Note, in each case without any redactions (such Form or Forms 8-K, collectively, the “Announcing Form 8-K”). Subject to the foregoing, no Loan Party shall (and no Loan Party shall permit any of its Affiliates to) issue any press releases or any other public statements with respect to the transactions contemplated by any Facility Document or disclosing the name of the Agent, any Lender or any of its Affiliates; provided, however, that the Borrower shall be entitled, without the prior approval of the Agent or any Lender, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the Announcing Form 8-K and contemporaneously therewith and (ii) as is required by Law and regulations (provided that each Lender Party shall be consulted by the Borrower in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

(b)Upon the filing of the Borrower’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “2019 Annual Report”), the Borrower and its Subsidiaries shall have disclosed all material, non-public information (if any) regarding any Loan Party, its securities, any Loan Party, its securities, any of its Affiliates or any other Person provided or made available to any Lender Party or any of its Affiliates, attorneys, agents or representatives by any Loan Party or any of its employees, officers, directors (or equivalent persons), attorneys, agents or representatives on or prior to the Closing Date. Each Loan Party shall not, and shall cause each of its employees, officers, directors (or equivalent persons), Affiliates, attorneys, agents and representatives to not, provide the Agent, any Lender or any of its Affiliates, attorneys, agents or representatives with any material nonpublic information regarding any Loan Party, its securities, any of its Affiliates or any other Person from and after the Closing Date without the express prior written consent of the Agent or such Lender, as applicable. Each Loan Party hereby acknowledges and agrees that neither the Agent nor any Lender (nor any of such Person’s Affiliates, attorneys, agents or representatives) shall have any duty of trust or confidence (including any obligation under any confidentiality or non-disclosure agreement entered into by such Person) with respect to, or any obligation not to trade in any securities while aware of, any material nonpublic information (i) provided by, or on behalf of, any Loan Party, any of its Affiliates or any of its officers, directors (or equivalent persons), employees, attorneys, agents or representatives in violation of any of the representations, covenants, provisions or agreements set forth in this Section 5.18 or (ii) otherwise possessed (or continued to be possessed) by any Lender Party (or any Affiliate, agent or representative thereof) as a result of any breach or violation of any representation, covenant, provision or agreement set forth in this Section 5.18 or Section 3.25.

(c)Notwithstanding anything to the contrary herein, in the event that any Loan Party believes that a notice or communication to the Agent, any Lender or any of its Affiliates, attorneys, agents or representatives contains material, nonpublic information relating to any Loan Party, it securities, any of its Affiliates or any other Person, the Borrower shall so indicate to such Person prior to delivery of such notice or communication, and such indication shall provide such Person the means to refuse to receive such notice or communication; and in the absence of any such indication, the Agent and each Lender, the other holders of the Securities and their respective Affiliates, agents and representatives shall be allowed to presume that all matters relating to such notice or communication do not constitute material, nonpublic information relating to any Loan Party, its securities, any of its Affiliates or any other Person. Upon receipt or delivery by any Loan Party of any notice in accordance with the terms of the Facility Documents, unless the Borrower has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to any Loan Party, its securities, any of its Affiliates or any other Person, the Borrower shall contemporaneously (or, in the case of any Loan Party’s receipt of such a notice, within one Business Day after such receipt) publicly disclose such material, nonpublic information. In the event of a breach of any of the foregoing covenants by any Loan Party, any of its Affiliates, or any of its or their respective officers, directors (or equivalent persons), employees, attorneys, agents or representatives, in addition to any other remedies provided in the Facility Documents or otherwise available at law or in equity, the Agent and each Lender shall have the right to make a public disclosure in the form of a press release or otherwise, of the applicable material nonpublic information without the prior approval by any Loan Party or any of its Affiliates, officers, directors (or equivalent persons), employees, stockholders, attorneys, agents or representatives, and neither the Agent nor any Lender (nor any of its Affiliates, agents or representatives) shall have any liability to any Loan Party, any of its Affiliates or any of its or their respective officers, directors (or equivalent persons), employees, stockholders, attorneys, agents or representatives for any such disclosure.

(d)Notwithstanding the foregoing, to the extent the Borrower reasonably and in good faith determines that it is necessary to disclose material non-public information to the Agent or any Lender for purposes relating to any of the Facility Documents (a “Necessary Disclosure”), the Borrower shall inform counsel to the Agent (which shall be Sullivan & Cromwell LLP or such other counsel as shall have been designated in writing by the Agent) of such determination without disclosing the applicable material non-public information, and the Borrower and such counsel on behalf of the Agent shall endeavor to agree upon a process for making such Necessary Disclosure to the applicable Lender Party or its representatives that is mutually acceptable to the Agent and the Borrower (an “Agreed Disclosure Process”). Thereafter, the Borrower shall be permitted to make such Necessary Disclosure (only) in accordance with the Agreed Disclosure Process.

(e)Neither the Agent, any Lender nor any of their respective Affiliates shall be deemed to be in possession of any material non-public information because such information was provided to any attorney or agent of any such Person, and the Borrower agrees not to (and the Borrower agrees to cause its Affiliates not to) assert any contrary position.

Section 5.19Major Transaction. The Borrower shall give the Lenders notice of a Major Transaction at least thirty (30) days prior to the consummation thereof but in any event not later than five (5) business days following the first public announcement thereof. Each Lender, within the Major Transaction Conversion Period (as defined in the Convertible Notes), in the exercise of its sole discretion, may deliver a notice to the Borrower (the “Put Notice”), that the Convertible Notes shall be due and payable in cash (collectively, the “Major Transaction Payment”). If any of the Lenders deliver a Put Notice, then simultaneously with consummation of such Major Transaction, the Borrower shall make such Major Transaction Payment to each such Lender. The Borrower shall not consummate any Major Transaction without complying with the provisions of this Section 5.19.

ARTICLE 6

NEGATIVE COVENANTS

For so long as the Obligations (other than unasserted contingent indemnification obligations) remain outstanding:

Section 6.1Debt; Contingent Obligations. No Loan Party will, or will permit any Subsidiary to, directly or indirectly, create, incur, assume, guarantee or otherwise become or remain directly or indirectly liable with respect to, any Debt, except for Permitted Debt. No Loan Party will, or will permit any Subsidiary to, directly or indirectly, create, assume, incur or suffer to exist any Contingent Obligations, except for Permitted Contingent Obligations.

Section 6.2Liens. No Loan Party will, or will permit any Subsidiary to, directly or indirectly, create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except for Permitted Liens.

Section 6.3Distributions. No Loan Party will, or will permit any Subsidiary to, directly or indirectly, declare, order, pay, make or set apart any sum for any Distribution, except for Permitted Distributions.

Section 6.4Restrictive Agreements. No Loan Party will, or will permit any Subsidiary to, directly or indirectly (a) enter into or assume any agreement (other than the Facility Documents, the Senior Financing Documents, and any agreements for purchase money debt permitted under clause (c) of the definition of Permitted Debt) prohibiting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or (b) create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind (except as provided by the Facility Documents and the Senior Financing Documents) on the ability of any Subsidiary to: (i) pay or make Distributions to any Loan Party or any Subsidiary; (ii) pay any Debt owed to any Loan Party or any Subsidiary; (iii) make loans or advances to any Loan Party or any Subsidiary; or (iv) transfer any of its property or assets to any Loan Party or any Subsidiary.

Section 6.5Payments and Modifications of Subordinated Debt. No Loan Party will, or will permit any Subsidiary to, directly or indirectly (a) declare, pay, make or set aside any amount for payment in respect of Subordinated Debt, except for payments made in full compliance with and expressly permitted under the Subordination Agreement, (b) amend or otherwise modify the terms of any Subordinated Debt, except for amendments or modifications made in full compliance with the Subordination Agreement, (c) declare, pay, make or set aside any amount for payment in respect of any Debt hereinafter incurred that, by its terms, or by separate agreement, is subordinated to the Obligations, except for payments made in full compliance with and expressly  permitted under the subordination  provisions applicable thereto, or (d) amend or otherwise modify the terms of any such Debt if the effect of such amendment or modification is to (i) increase the interest rate or fees on, or change the manner or timing of payment of, such Debt, (ii) accelerate or shorten the dates upon which payments of principal or interest are due on, or the principal amount of, such Debt, (iii) change in a manner materially adverse to any Loan Party or Agent any event of default or add or make more restrictive any covenant with respect to such Debt, (iv) change the prepayment provisions of such Debt or any of the defined terms related thereto, (v) change the subordination provisions thereof (or the subordination terms of any guaranty thereof), or (vi) change or amend any other term if such change or amendment would materially increase the obligations of the obligor or confer additional material rights on the holder of such Debt in a manner adverse to Loan Parties, any Subsidiaries, Agent or Lenders. Loan Parties shall, prior to entering into any such amendment or modification, deliver to Agent reasonably in advance of the execution thereof, any final or execution form copy thereof.

Section 6.6Consolidations, Mergers and Sales of Assets.

(a)No Loan Party will, or will permit any Subsidiary to, directly or indirectly consolidate or merge or amalgamate with or into any other Person other than (i) consolidations or mergers among Loan Parties (provided that in any merger involving Sientra, Sientra shall be the surviving entity), (ii) consolidations or mergers among a Guarantor and a Loan Party so long as the Borrower is the surviving entity, (iii) consolidations or mergers among Guarantors, (iv) consolidations or mergers among Subsidiaries that are not Loan Parties and (v) consolidations or mergers in connection with a Permitted Acquisition (provided that in any merger involving Sientra, Sientra shall be the surviving entity and in any merger involving a Loan Party other than Sientra, the surviving entity shall be or become a Loan Party).

(b)[Reserved].

(c)Notwithstanding anything contained in the Facility Documents to the contrary, the Loan Parties may enter into and consummate Major Transactions (and enter into agreements with respect thereto).

Section 6.7Purchase of Assets, Investments. No Loan Party will, or will permit any Subsidiary to, directly or indirectly:

(a)(i) make any Acquisition other than a Permitted Acquisition or (ii) acquire or own any other Investment other than Permitted Investments;

(b)without limiting clause (a), otherwise acquire or enter into any agreement to acquire any assets other than (i) in the Ordinary Course of Business, (ii) constituting capital expenditures, or (iii) constituting replacement assets purchased with proceeds of property insurance policies, awards or other compensation with respect to any eminent domain, condemnation or similar proceeding; or

(c)engage or enter into any agreement to engage in any joint venture or partnership with any other Person.

Section 6.8Transactions with Affiliates. No Loan Party will, or will permit any Subsidiary to, directly or indirectly, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of any Loan Party, except:

(a)transactions permitted by Section 6.3 of this Agreement;

(b)customary compensation and indemnification of, and other employment arrangements with, directors, officers and employees of Borrower or any Subsidiary in the Ordinary Course of Business;

(c)transactions constituting bona fide equity raised or Subordinated Debt to the extent otherwise permitted hereunder;

(d)transactions that are disclosed to Agent in advance of being entered into and which contain terms that are no less favorable to the applicable Borrower or any Subsidiary, as the case may be, than those which might be obtained from a third party not an Affiliate of any Loan Party;and

(e)transactions disclosed on Schedule 6.8 on the Closing Date.

Section 6.9Modification of Organizational Documents. No Loan Party will, or will permit any Subsidiary to, directly or indirectly, amend or otherwise modify any Organizational Documents of such Person, except for Permitted Modifications.

Section 6.10Reserved.

Section 6.11Conduct of Business. No Loan Party will, or will permit any Subsidiary to, directly or indirectly, engage in any line of business other than those businesses engaged in on the Closing Date and similar, related or complementary businesses reasonably related, ancillary or supplemental thereto or incidental thereto or reasonably expansive thereof.

Section 6.12Compliance with Anti-Corruption Laws. Agent hereby notifies Loan Parties that pursuant to the requirements of Anti-Terrorism Laws, and Agent’s policies and practices, Agent is required to obtain, verify and record certain information and documentation that identifies Loan Parties and its principals, which information includes the name and address of each Loan Party and its principals and such other information that will allow Agent to identify such party in accordance with Anti-Terrorism Laws. No Loan Party will, or will permit any Subsidiary to, directly or indirectly, knowingly enter into any Material Contracts with any Blocked Person or any Person listed on the OFAC Lists. Each Loan Party shall immediately notify Agent if such Loan Party has knowledge that any Loan Party, any additional Loan Party or any of their respective Affiliates or agents acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement is or becomes a Blocked Person or (a) is convicted on, (b) pleads nolo contendere to, (c) is indicted on, or (d) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering. No Loan Party will, or will permit any Subsidiary to, directly or indirectly, (i) conduct any business or engage in any transaction or dealing with any Blocked Person, including, without limitation, the making or receiving of any contribution of funds, goods or services to or for the benefit of any Blocked Person, (ii) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224, any similar executive order or other Anti-Terrorism Law, or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in Executive Order No. 13224 or other Anti-Terrorism Law.

Section 6.13Accounting Changes. No Loan Party shall, and no Loan Party shall suffer or permit any of its Subsidiaries to, (a) make any significant change in accounting treatment or reporting practices, except as required by GAAP, or (b) change the fiscal year or method for determining the fiscal quarters of any Loan Party or of any consolidated Subsidiary of any Loan Party.

ARTICLE 7

EVENTS OF DEFAULT

Section 7.1Events of Default. Any of the following events, conditions or other occurrences shall constitute an “Event of Default”:

(a)The Borrower or any other Loan Party shall have failed (i) to pay when and as required to be paid herein or in any other Facility Document, any amount of principal of any Loan, including upon maturity of the Loans, or (ii) to pay within three (3) Business Days after the same shall become due, interest on any Loan, or any fee or any other amount or Obligation payable hereunder or pursuant to any other Facility Document.

(b)Any Loan Party shall have failed to comply with or observe (i) 5.2(b), 5.3, 5.4(c), 5.6, 5.9, 5.10,5.12, 5.13, 5.18, 5.19 or Article 6 or any covenant contained in the Convertible Notes (including any Conversion Failure (as defined in the Convertible Notes) or (ii) any covenant contained in this Agreement or in any other Facility Document (other than occurrences described in other provisions of this Section 7.1 for which a different grace or cure period is specified or for which no grace or cure period is specified and thereby constitute immediate Events of Default) and such default is not remedied by the Loan Party or waived by Agent within fifteen thirty (30) days after the earlier of (i) receipt by Borrower of notice from Agent or Required Lenders of such default, or (ii) the date on which any officer of any Loan Party or any of its subsidiaries becomes aware of such default.

(c)Any representation or warranty made or deemed made by any Loan Party in any Facility Document shall have been incorrect, false or misleading in any material respect (except to the extent that such representation or warranty is qualified by reference to materiality or Material Adverse Effect, to which extent it shall have been incorrect, false or misleading in any respect) as of the date it was made or deemed made.

(d)(i) Failure of any Loan Party to pay when due or within any applicable grace period any principal, interest or other amount on Debt (other than the Loans), or the occurrence of any breach, default, condition or event with respect to any Debt (other than the Loans), if the effect of such failure or occurrence is to cause or to permit the holder or holders of any such Debt, or to cause, Debt or other liabilities having a principal amount, individually or in the aggregate, in excess of $1,100,000 to become or be declared due prior to its stated maturity, or (ii) the occurrence of any breach or default under any terms or provisions of any Subordinated Debt Document or under any agreement subordinating the Subordinated Debt to all or any portion of the Obligations or the occurrence of any event requiring the prepayment of any Subordinated Debt.

(e)Any Loan Party or any Subsidiary of a Loan Party shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing.

(f)An involuntary case or other proceeding shall be commenced against any Loan Party or any Subsidiary of a Loan Party seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of forty-five (45) days; or an order for relief shall be entered against any Loan Party or any Subsidiary of a Loan Party under applicable federal bankruptcy, insolvency or other similar law in respect of (i) bankruptcy, liquidation, winding-up, dissolution or suspension of general operations, (ii) composition, rescheduling, reorganization, arrangement or readjustment of, or other relief from, or stay of proceedings to enforce, some or all of the debts or obligations, or (iii) possession, foreclosure, seizure or retention, sale or other disposition of, or other proceedings to enforce security over, all or any substantial part of the assets of such Loan Party or Subsidiary.

(g)(i) Institution of any steps by any Person to terminate a Pension Plan if as a result of such termination any Loan Party or any member of the Controlled Group could be required to make a contribution to such Pension Plan, or could incur a liability or obligation to such Pension Plan, in excess of $1,100,000, (ii) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under Section 303(k) of ERISA or Section 430(k) of the Code or an event occurs that could reasonably be expected to give rise to a Lien under Section 4068 of ERISA, or (iii) there shall occur any withdrawal or partial withdrawal from a Multiemployer Plan and the withdrawal liability (without unaccrued interest) to Multiemployer Plans as a result of such withdrawal (including any outstanding withdrawal liability that any Loan Party or any member of the Controlled Group have incurred on the date of such withdrawal) exceeds $1,100,000.

(h)one or more judgments or orders for the payment of money (not paid or fully covered by insurance maintained in accordance with the requirements of this Agreement and as to which the relevant insurance company has acknowledged coverage) aggregating in excess of $1,100,000 shall be rendered against any or all Loan Parties and either (i) enforcement proceedings shall have been commenced by any creditor upon any such judgments or orders, or (ii) there shall be any period of thirty (30) consecutive days during which a stay of enforcement of any such judgments or orders, by reason of a pending appeal, bond or otherwise, shall not be in effect.

(i)Any of the Facility Documents shall for any reason fail to constitute the valid and binding agreement of any party thereto, or any Loan Party shall so assert, in each case, unless such Facility Document terminates pursuant to the terms and conditions thereof without any breach or default thereunder by any Loan Party thereto..

(j)The institution by any Governmental Authority of criminal proceedings against any Loan Party.

(k)any Loan Party makes any payment on account of any Debt that has been subordinated to any of the Obligations, other than payments specifically permitted by the terms of such subordination;

(l)There shall occur any revocation, suspension, termination, rescission, non-renewal (except for any such non-renewal at the election of a Loan Party or a Subsidiary of a Loan Party as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) or forfeiture or any similar final administrative action with respect to one or more Regulatory Required Permits, in each case, of any Loan Party or any Subsidiary of any Loan Party that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(m)The Common Stock shall cease to be registered under the Exchange Act.

Section 7.2Remedies. Upon the occurrence and during the continuance of any Event of Default the Required Lenders may direct Agent to:

(a)declare all or any portion of the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Facility Document to be immediately due and payable; without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by each Loan Party;

(b)exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Facility Documents or applicable law;

provided, however, upon the occurrence of any event specified in Section 7.1(d) above, the obligation of each Lender to make Loans shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of Agent or any Lender.

ARTICLE 8

MISCELLANEOUS

Section 8.1Notices. Any notices or other information (including an financial information) required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by email and shall be effective five (5) days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service), or when received by email in each case addressed to a party as follows (or such other address or email address provided by such party to such other parties pursuant to the below (or such later address or email address provided in accordance herewith):

Sientra, Inc.
420 South Fairview Avenue, Suite 200
Santa Barbara, CA 93117
Email: oliver.bennett@sientra.com
Attn: Oliver Bennett, Esq.

With a copy to (which shall not be deemed to constitute notice):

DLA Piper LLP (US)
4365 Executive Dr., Suite 1100
San Diego, CA 92121
Email: michael.kagnoff@dlapiper.com
Attn: Michael Kagnoff, Esq.

If to Agent:

c/o Deerfield Management Company, L.P.
780 Third Avenue, 37th Floor
New York, NY 10017
E-mail: dclark@deerfield.com
Attn: David J. Clark, Esq.

With a copy to:

Cortland Capital Market Services LLC
225 W. Washington St., 9th Floor
Chicago, IL 60606

E-mail: legal@cortlandglobal.com and DeerfieldAgency@cortlandglobal.com
Attn: Legal Department and Deerfield Agency Department

With a copy to (which shall not be deemed to constitute notice):

Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
E-mail: blauta@sullcrom.com
Attn: Ari B. Blaut, Esq.

If to any Lender, the information for notices included on Schedule 2.3 or pursuant to any assignment agreement assigning any Obligations to any new Lender.

Section 8.2Cost and Expense Reimbursement. The Loan Parties agree to pay on or prior to the Closing Date and, within ten (10) Business Days after delivery of an invoice therefor, after the Closing Date, (a) all costs and expenses of the Lender Parties of negotiation, preparation, execution, delivery, filing and administration of the Facility Documents and any consents, amendments, waivers or other modifications thereto (whether or not any such consent, amendment, waiver or other modification is ultimately consummated), (b) all fees, costs and expenses of legal counsel to each Lender Party in connection with the negotiation, preparation, execution and administration of the Facility Documents and any consents, amendments, waivers or other modifications thereto and any other documents or matters requested by the Borrower or any other Loan Party related thereto, (c) all costs and expenses, including fees, costs and expenses of legal counsel to the Agent and the Lenders and all fees, costs and expenses of accountants, advisors and consultants and costs of settlement, incurred by the Agent and the Lenders in enforcing any of the Facility Documents or any Obligations of, or in collecting any payments due from, any Loan Party hereunder or under the other Facility Documents or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a “work-out” or pursuant to any proceeding or event of the type set forth in Section 7.1(d), (d) the cost of purchasing insurance in accordance with this Agreement that the Loan Parties fail to obtain as required by the Facility Documents, and (e) all fees, costs and expenses (including costs and expenses of counsel) incurred by the Agent or any Lender in connection with the enforcement of its rights or remedies under the Facility Documents after the occurrence or during the continuance of an Event of Default; provided that the aggregate fees and expenses of legal counsel to the Agent and the Lenders, taken as a whole, incurred prior to and including the Closing Date that are required to be reimbursed by the Borrower in connection with the execution of this Agreement on the Closing Date shall not exceed $275,000. Without limiting any of the foregoing provisions of this Section 8.2, any action taken by any Loan Party under or with respect to any Facility Document, even if required under any Facility Document or at the request of Agent or any other Lender, shall be at the sole expense of such Loan Party, and neither Agent nor any other Lender shall be required under any Facility Document to reimburse any Loan Party or any Subsidiary of any Loan Party therefor. The obligations and provisions contained in this Section 8.2 shall survive the termination of this Agreement and the repayment of the Obligations.

Section 8.3Governing Law; Venue; Jurisdiction; Service of Process; WAIVER OF JURY TRIAL.

(a)This Agreement and the other Facility Documents (unless otherwise expressly stated therein) shall be governed by and construed and enforced in accordance with the laws of the State of New York.

(b)Each Party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and, unless otherwise expressly stated therein, the other Facility Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, borough of Manhattan (and, in each case, the applicable state and federal appeals courts sitting in the City of New York or, if not available or applicable, the State of New York). Each Party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or under the other Facility Documents or in connection herewith or with the other Facility Documents or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding; provided that nothing in this Agreement or in any other Facility Document shall limit the right of the Agent or any Lender to commence any suit, action or proceeding in federal, state or other court of any other jurisdiction to the extent the Agent or such Lender determines that such suit, action or proceeding is necessary or appropriate to exercise its rights or remedies under this Agreement or any of the other Facility Documents.

(c)Each Party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such Party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

(d)THE PARTIES  HERETO, TO THE EXTENT PERMITTED BY APPLICABLE LAW, HEREBY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF, IN CONNECTION WITH OR RELATING TO, THIS AGREEMENT, THE OTHER FACILITY DOCUMENTS AND ANY OTHER TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY. THIS WAIVER APPLIES TO ANY ACTION, SUIT OR PROCEEDING WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE. EACH PARTY HERETO (A) CERTIFIES THAT NO OTHER PARTY AND NO AGENT, REPRESENTATIVE OR OTHER PERSON AFFILIATED WITH OR RELATED TO ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THE FACILITY DOCUMENTS, AS APPLICABLE, BY THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.3. EACH OF THE PARTIES HERETO REPRESENT AND WARRANT THAT IT HAS HAD THE OPPORTUNITY TO REVIEW THE JURY WAIVER CONTAINED IN THIS SECTION 8.3 WITH LEGAL COUNSEL.

Section 8.4Successors and Assigns.

(a)This Agreement shall bind and inure to the respective successors and permitted assigns of the Parties, except that no Loan Party may assign or otherwise transfer all or any part of its rights or obligations (including the Obligations) under the Facility Documents without the prior written consent of all of the Lenders, and any prohibited assignment by any of the Loan Parties shall be absolutely void ab initio.

(b)Any Lender may assign or transfer its rights or the Obligations owing to it under the Facility Documents, including the Convertible Notes, to any Person without the consent of any Party. Notwithstanding the anything contained in this Agreement or any other Facility Document to the contrary, prior to the occurrence of an Event of Default, Agent may not assign its rights under this provision to a Competitor. Upon a Lender’s assignment of any of the Loans held by it (in accordance with this Section 8.4(b)) and the Convertible Notes, the Agent shall record the identity of the transferee and other relevant information in the Register, and the transferee shall (to the extent of the interests transferred to such transferee) have all the rights and obligations of, and shall be deemed, a Lender with respect to such Loan (as applicable) hereunder or under the other Facility Documents. For the avoidance of doubt, each assignment or transfer of the rights or Obligations of any Lender shall be subject only to the following conditions: (i) the parties to each assignment or transfer shall execute and deliver to Agent an Assignment and Assumption, (ii) the parties to each assignment shall send the Agent a recordation and processing fee of $3,500 and (ii) upon the reasonable request by Agent, the assignee or transferee shall provide all documentation and other information reasonably determined by Agent to be required by applicable regulatory authorities required under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act.

(c)In addition to the other rights provided in this Section 8.4, each Lender may grant a security interest in, or otherwise assign as collateral, any of its rights under the Facility Documents, whether now owned or hereafter acquired (including rights to payments of principal or interest on the Loans), to any holder of, or trustee for the benefit of the holders of, such Lender’s Debt or equity securities.

(d)Each Loan Party acknowledges and agrees that the Securities may be pledged by a holder thereof in connection with a bona fide margin agreement or other loan, financing or Debt secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities under the Facility Documents, and no such holder effecting any such pledge of Securities shall be required to provide any Loan Party or any of its Subsidiaries with any notice thereof or otherwise make any delivery to any Loan Party pursuant to any Facility Document. Each Loan Party hereby agrees, and agrees to cause each of its Subsidiaries, to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by a holder of Securities.

Section 8.5Entire Agreement; Amendments.

(a)The Facility Documents contain the entire understanding of the Parties with respect to the matters covered thereby and supersede any and all other written and oral communications, negotiations, commitments and writings with respect thereto.

(b)Subject to the provisions of Section 8.5(c), no amendment, restatement, modification, supplement, change, termination or waiver of any provision of this Agreement or the other Facility Documents, and no consent to any departure by any Loan Party therefrom shall in any event be effective without the written concurrence of the Borrower and the Required Lenders.

(c)No amendment, restatement, supplement, modification, change, termination, waiver or consent of any provision of any Facility Document shall, unless in writing and signed by Agent, (i) amend, restate, supplemented, modify, change, terminate or waive (or consent to any diversion from) any provision of this Section 8.5(c) or of any other provision of this Agreement or any other Facility Document that, by its terms, expressly requires the approval or concurrence of Agent, (ii) reduce the amount or postpone the due date of or waives any fees, expenses and/or indemnities payable to Agent hereunder or under the other Facility Documents or (iii) or otherwise affect the rights, benefits, liabilities or duties of Agent under this Agreement or any other Facility Document. Notwithstanding anything to the contrary in Section 8.5(b), Agent and the Borrower may amend or modify this Agreement and any other Facility Document to (A) cure any ambiguity, omission, defect or inconsistency therein, and (B) grant a new Lien to Agent, for the benefit of the Lender Parties, extend an existing Lien over additional property for the benefit of the Lender Parties or join additional Persons as Loan Parties.

(d)No consideration shall be offered or paid (in any form, whether cash, capital stock, other property or otherwise) to any Lender to amend, restate, supplement, modify or change or consent to a waiver of (or a diversion from) any provision of any of the Facility Documents unless the same consideration also is offered to all of the Lenders under the Facility Documents.

Section 8.6Severability. If any provision of this Agreement or any of the other Facility Documents shall be invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions hereof or thereof shall not in any way be affected or impaired thereby. The Parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provision.

Section 8.7Counterparts. This Agreement may be executed in several counterparts, and by each Party on separate counterparts, each of which and any photocopies, facsimile copies and other electronic methods of transmission thereof shall be deemed an original, but all of which together shall constitute one and the same agreement.

Section 8.8Survival. All representations and warranties made hereunder and in the other Facility Documents and in any document, certificate or statement delivered pursuant hereto or thereto or in connection herewith or therewith shall survive (and shall continue to be made in accordance with the terms hereof and thereof after) the execution and delivery of this Agreement and the other Facility Documents and the making of the Loans hereunder or thereunder. Such representations and warranties have been or will be relied upon by the Lender Parties, regardless of any investigation made by the Agent or any Lender or on their behalf and notwithstanding that the Agent or any Lender may have had notice or knowledge of any Default or Event of Default at the time of the making of any Loan, and shall continue in full force and effect (and shall continue to be made in accordance with the terms of the applicable Facility Documents) as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied, in each case, other than contingent obligations not due and owing.

Section 8.9No Waiver; Remedies Cumulative. No failure or delay on the part of the Agent or any Lender in the exercise of any power, right or privilege hereunder or under any other Facility Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. No course of dealing and no delay in exercising, or omission to exercise, any right, power or remedy accruing to Agent or the Lenders upon any breach, Default or Event of Default under this Agreement, any other Facility Document or any other agreement shall impair any such right, power or remedy or be construed to be a waiver thereof or an acquiescence therein; nor shall the action of Agent or the Lenders in respect of any such breach, Default or Event of Default or any acquiescence by it therein, affect or impair any right, power or remedy of Agent or the Lenders in respect of any other breach, Default or any Event of Default. All rights and remedies existing under this Agreement and the other Facility Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.
Section 8.10Indemnity.

(a)The Loan Parties shall, at all times, indemnify and hold harmless (the “Indemnity”) Agent, each Lender, each of their respective Affiliates, and each of their respective directors, partners, officers, employees, agents, counsel and advisors (each, an “Indemnified Person”) in connection with any losses, claims (including the reasonable attorneys’ fees incurred in defending against such claims), damages, liabilities, penalties or other expenses arising out of, or relating to, the Facility Documents, the extension of credit under the Facility Documents or the Loans or the other Obligations, the use or intended use of the Loan or the other Obligations and the issuance of the Securities or Conversion Shares (including any transactions or assets financed in whole or in part, directly or indirectly, therewith), any disclosure made pursuant to Section 5.18, or the status of a Lender or other holder of Securities as an investor in any Loan Party, that an Indemnified Person may incur or to which an Indemnified Person may become subject, but excluding Excluded Taxes (each, a “Loss”). The Indemnity shall not be available to any Indemnified Person to the extent that a court or arbitral tribunal of competent jurisdiction issues a final and non-appealable judgment that such Loss resulted from the gross negligence or willful misconduct of such Indemnified Person. The Indemnity is independent of, and in addition to, any other agreement of any Party under any Facility Document to indemnify or any amount to the any of the Lender Parties, and any exclusion of any obligation to pay any amount under this Section 8.10(a) shall not affect the requirement to pay such amount under any other section or provision hereof or under any other agreement, instrument or document. For the avoidance of doubt, this Section 8.10 shall not apply to Indemnified Taxes.

(b)An Indemnified Person shall have the right to retain its own legal counsel with the fees, costs and expenses of such legal counsel and of such Indemnified Person to be paid by the Loan Parties. The indemnification required by this Section 8.10 shall be made and paid by such Loan Parties as Losses are incurred within ten (10) Business Days of written demand by such Indemnified Person.

(c)No settlement of (or any other agreement or arrangement related to) any Loss shall be entered into by any Loan Party or any of its Subsidiaries without the prior written consent of the applicable Indemnified Person.

(d)No Loan Party shall, nor shall it permit any of its Subsidiaries to, assert, and each Loan Party on behalf of itself and its Subsidiaries, hereby waives, any claim, loss or amount against any Indemnified Person with respect to any special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any of the other Facility Documents or any undertaking or transaction contemplated hereby or thereby. No Indemnified Person shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or any of the other Facility Documents or the transactions contemplated hereby or thereby.

Section 8.11No Usury. Notwithstanding any other provision herein, the aggregate interest rate charged with respect to any of the Obligations, including all charges or fees in connection therewith deemed in the nature of interest under applicable law shall not exceed the highest rate permitted by Law. If the rate of interest (determined without regard to the preceding sentence) under this Agreement at any time exceeds the highest lawful rate permitted by Law, the outstanding amount of the Loans made hereunder shall bear interest at the highest lawful rate permitted by Law until the total amount of interest due hereunder equals the amount of interest that would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect. Accordingly, if any Lender contracts for, charges, or receives any consideration that constitutes interest in excess of the highest lawful rate permitted by Law, then any such excess shall be cancelled automatically and, if previously paid, shall at such Lender’s option be applied to the outstanding amount of the Loans made hereunder or be refunded to the Loan Parties.

Section 8.12[Reserved].

Section 8.13Agent.

(a)Each Lender hereby irrevocably appoints Deerfield Partners, L.P. (together with any successor Agent appointed by Deerfield Partners, L.P. or any successor Agent that was appointed by the Required Lenders), as Agent hereunder and under the other Facility Documents and authorizes Agent to (i) execute and deliver the Facility Documents to which it is a party and accept delivery thereof on its behalf from any Loan Party, (ii) take such other actions on its behalf and to exercise all rights, powers and remedies and perform the duties as are expressly delegated to Agent under the Facility Documents and (iii) exercise such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Facility Document, Agent shall not have any duty or responsibility except those expressly set forth herein; nor shall Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Facility Document or otherwise exist against Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” herein and in other Facility Documents with reference to Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Law.

Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. The provisions of this Section 8.13 are solely for the benefit of Agent and the Lenders and none of the Borrower or the other Loan Parties shall have any rights as a third party beneficiary of any of the provisions in this Section 8.13. In performing its functions and duties under this Agreement and the other Facility Documents, Agent shall act solely as agent of Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for any Loan Party or any other Loan Party. Agent may perform any of its duties hereunder, or under the Facility Documents, by or through its agents, subagents, servicers, trustees, investment managers or employees and any such Person shall benefit from this Section 8.13 to the extent provided by Agent. Agent shall have the same rights and powers under the Facility Documents as any other Lender and may exercise or refrain from exercising the same as though it were not Agent, and Agent and its Affiliates may lend money to, invest in and generally engage in any kind of business with each Loan Party, Affiliate of any Loan Party as if it were not Agent hereunder. The duties of Agent shall be mechanical and administrative in nature. Agent shall not have by reason of this Agreement or the other Facility Documents a fiduciary relationship in respect of any Lender. Nothing in this Agreement or any of the other Facility Documents is intended to or shall be construed to impose upon Agent any obligations in respect of this Agreement or any of the other Facility Documents except as expressly set forth herein or therein.

(b)Agent may execute any of its duties under this Agreement or any other Facility Document by or through agents, subagents, employees or attorneys in fact, and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. Agent shall not be responsible for the negligence or misconduct of any agent, subagent or attorney in fact that it selects in the absence of gross negligence or willful misconduct as determined by a final, non-appealable judgment of a court of competent jurisdiction.

(c)Neither Agent nor any of its directors, officers, employees, attorneys, advisors, representatives or agents shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Facility Document or the Transactions or the transactions contemplated hereby or thereby (except to the extent resulting from its own gross negligence or willful misconduct in connection with its duties expressly set forth herein as determined by a final, non-appealable judgment of a court of competent jurisdiction), or (ii) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Loan Party or Affiliate of any Loan Party, or any officer thereof, contained in this Agreement or in any other Facility Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or any other Facility Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Facility Document (or the creation, perfection or priority of any Lien or security interest therein), or for any failure of any Loan Party or any other party to any Facility Document to perform its obligations (including the Obligations) hereunder or thereunder. Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Facility Document, or to inspect the properties, books or records of any Loan Party or any Loan Party’s Affiliates.

(d)Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Loan Party), independent accountants and other experts selected by Agent. Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Facility Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, confirmation from the Lenders of their obligation to indemnify Agent against any and all liabilities and expenses (including any fees and expenses of counsel to Agent) that may be incurred by it by reason of taking or continuing to take any such action. Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Facility Document in accordance with a request or consent of the Required Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon each Lender.

(e)Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default or Default, unless Agent shall have received written notice from a Lender or any Loan Party referring to this Agreement and the other Facility Documents, describing such Event of Default or Default and stating that such notice is a “notice of default.” Agent shall take such action with respect to such Event of Default or Default as the Required Lenders may direct; provided that, unless and until Agent has received any such request, Agent shall not take any such action, or refrain from taking any such action, with respect to such Event of Default or Default.

(f)Each Lender acknowledges that Agent has not made any representation or warranty to it, and that no act by Agent hereafter taken, including any consent and acceptance of any assignment or review of the affairs of the Loan Parties or any of their Subsidiaries, shall be deemed to constitute any representation or warranty by Agent to any Lender as to any matter, including whether Agent has disclosed material information in its possession. Each Lender represents to Agent that it has, independently and without reliance upon Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of, and investigation into, the business, prospects, operations, property, financial and other condition and creditworthiness of Borrower and the other Loan Parties, and made its own decision to enter into this Agreement and the other Facility Documents and to extend credit to Borrower hereunder and under the other Facility Documents. Each Lender also represents that it will, independently and without reliance upon Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Facility Documents, and to make such investigations as it deems necessary or appropriate to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of Borrower and the other Loan Parties. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by Agent, Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial or other condition or creditworthiness of Borrower or any other Loan Party that may come into the possession of Agent.

(g)Other than with respect to the matters described in clause (i) below, which shall be governed by such clause, whether or not the transactions contemplated hereby are consummated, each Lender shall severally indemnify upon demand Agent and its directors, officers, partners, employees, attorneys, advisors, representatives and agents (to the extent not reimbursed by or on behalf of any Loan Party and without limiting the obligation of the Loan Parties to do so), according to its applicable pro rata share, from and against any and all losses, claims (including the reasonable attorneys’ fees incurred in defending against such claims), damages, liabilities, penalties or other expenses arising out of, or relating to, any of Agent’s duties, responsibilities or actions set forth in or that taken pursuant to the Facility Documents; provided that no Lender shall be liable for any payment to any such Person of any portion of the foregoing to the extent determined by a final, non-appealable judgment by a court of competent jurisdiction to have resulted from the applicable Person’s gross negligence or willful misconduct. No action taken in accordance with the directions of the Required Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 8.13(g). Without limitation of the foregoing, each Lender shall reimburse

Agent upon demand for such Lender’s ratable share of any costs or out of pocket expenses incurred by Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Facility Document or any document contemplated by or referred to herein or therein, to the extent that Agent is not reimbursed for such fees, costs and expenses by or on behalf of the Loan Parties. The undertaking in this Section 8.13(g) shall survive repayment of the Loans and the other Obligations, termination of this Agreement or the other Facility Documents and the resignation or replacement of Agent.

(h)Agent may resign as Agent upon thirty (30) days’ notice to the Lenders, and the Required Lenders have the right, at their sole election, to remove the Person serving as Agent upon ten (10) days’ notice to Agent (or immediately upon any material breach of Agent of its obligations under the Facility Documents). If Agent resigns under this Agreement or the Required Lenders remove the Person serving as Agent, the Required Lenders shall appoint from among the Lenders a successor Agent for such successor Agent and the Lenders. If no successor Agent is appointed prior to the effective date of the resignation or removal of Agent, Agent may appoint, after consulting with the Lenders, a successor Agent from among the Lenders. Upon the acceptance of its appointment as successor Agent hereunder, such successor Agent shall succeed to all the rights, powers and duties of the retiring or removed Agent, and the term “Agent” shall mean such successor Agent, and the retiring or removed Agent’s appointment, powers and duties as Agent shall be immediately and automatically terminated at such time. After any retiring Agent’s resignation or removal hereunder as Agent, the provisions of this Section 8.13 shall inure to its benefit (in its capacity as Agent) as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Facility Documents. If no successor Agent has accepted appointment as Agent by the date that is thirty (30) days following a retiring Agent’s notice of resignation (or at the time of removal of a Person as Agent), the retiring Agent’s resignation or removal shall nevertheless thereupon become effective, and the Lenders shall perform all of the duties of Agent hereunder until such time, if any, as the Required Lenders appoint a successor Agent as provided for above.

(i)Each Lender further agrees to indemnify Agent, its Affiliates and each of its and their employees, advisors, attorneys, representatives and agents (to the extent not reimbursed by any Loan Party), severally and ratably, from and against Liabilities (including Taxes, interests and penalties imposed for not properly withholding or backup withholding on payments made to or for the account of any Lender) that may be imposed on, incurred by or asserted against Agent, its Affiliates or any of its or their employees, advisors, attorneys, representatives or agents in any matter relating to or arising out of, in connection with or as a result of any Facility Document or any other act, event or transaction related, contemplated in or attendant to any such document, or, in each case, any action taken or omitted to be taken by Agent, its Affiliates or any of its or their employees, advisors, attorneys, representatives or agents under or with respect to any of the foregoing.

Section 8.14USA Patriot Act. Each Lender that is subject to the USA Patriot Act and Agent (for itself and not on behalf of any Lender) hereby notifies the Loan Parties that pursuant to the requirements of the USA Patriot Act, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender or Agent to identify each Loan Party in accordance with the USA Patriot Act.

Section 8.15Placement Agent. The Borrower and the other Loan Parties shall be solely responsible for the payment of any fees, costs, expenses and commissions of any placement agent, broker or financial adviser relating to or arising out of the transactions contemplated by the Facility Documents, including the offer, sale and issuance of the Securities. The Borrower and the other Loan Parties shall pay, and hold each of the Lender Parties harmless against, any liability, loss or expense (including attorneys’ fees, costs and expenses) arising in connection with any claim for any such payment.

Section 8.16Independent Nature of   Lenders. The obligations of each Lender under the Facility Documents are several and not joint with the obligations of any other Lender, and no Lender shall be responsible in any way for the performance of the obligations of any other Lender under the Facility Documents. Each Lender shall be responsible only for its own representations, warranties, agreements and covenants under the Facility Documents. The decision of each Lender to acquire the Securities pursuant to the Facility Documents has been made by such Lender independently of any other Lender and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Borrower or any of its Subsidiaries that may have been made or given by any other Lender or by any agent, attorney, advisor, representative or employee of any other Lender, and no Lender nor any of its agents, attorneys, advisors, representatives or employees shall have any liability to any other Lender (or any other Person) relating to or arising from any such information, materials, statements or opinions. Nothing contained in the Facility Documents, and no action taken by any Lender pursuant hereto or thereto (including a Lender’s acquisition of Obligations, Convertible Notes or any other Securities at the same time as any other Lender), shall be deemed to constitute the Lenders as, and each of the Lenders acknowledges and agrees that the Lenders do not thereby constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Lenders are in any way acting in concert or as a group with respect to such Obligations or the transactions contemplated by any of the Facility Documents, and none of the Loan Parties shall assert any contrary position.

Section 8.17Required Disclosure. On December 6, 2016, a final judgment (the “Judgment”) was entered against Stifel, Nicolaus & Company, Incorporated (“Stifel”) by the United States District Court for the Eastern District of Wisconsin (Civil Action No. 2:11-cv-00755) resolving a civil lawsuit filed by the U.S. Securities & Exchange Commission (the “SEC”) in 2011 involving violations of several antifraud provisions of the federal securities laws in connection with the sale of synthetic collateralized debt obligations to five Wisconsin school districts in 2006.  As a result of the Judgment: (i) Stifel is required to cease and desist from committing or causing any violations and any future violations of Section 17(a)(2) and 17(a)(3) of the Securities Act; and (ii) Stifel and a former employee were jointly liable to pay disgorgement and prejudgment interest of $2.5 million. Stifel was also required to pay a civil penalty of $22.0 million, of which disgorgement and civil penalty Stifel was required to pay $12.5 million to the school districts involved in this matter.  Simultaneously with the entry of the Judgment, the SEC issued an Order granting Stifel a waiver from, among other things, the application of the disqualification provisions of Rule 506(d)(1)(iv) of Regulation D under the Securities Act. A copy of the Judgment is available on the SEC’s website at: https://www.sec.gov/litigation/litreleases/2016/lr23700-final-judgment.pdf.

Section 8.18Joint and Several. The obligations of the Loan Parties hereunder and under the other Facility Documents are joint and several.

Section 8.19No Third Parties Benefited. This Agreement is made and entered into for the sole protection and legal benefit of the Loan Parties, the Agent, the Lenders and their successors and permitted assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Facility Documents.

Section 8.20Binding Effect. This Agreement shall become effective when it shall have been executed by each of the Loan Parties party hereto, each Lender party hereto and Agent and such executed counterparts have been delivered to Agent and the Lenders pursuant to the terms of this Agreement.

Section 8.21Payments Set Aside. To the extent that the Agent or any Lender receives a payment from the Borrower, from any other Loan Party, from the exercise of its rights of setoff, from any enforcement action or otherwise, and such payment is subsequently, in whole or in part, invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not occurred.

Section 8.22[Reserved].

Section 8.23Right of Setoff. The Agent and each Lender and each of its Affiliates is hereby authorized, without notice or demand (each of which is hereby waived by each Loan Party), at any time and from time to time during the continuance of any Event of Default and to the fullest extent permitted by Law, to set off and apply any and all deposits (whether general or special, time or demand, provisional or final) at any time held and other Debt, claims or other obligations at any time owing by the Agent, such Lender or any of its Affiliates to or for the credit or the account of the Borrower or any other Loan Party against any Obligation of any Loan Party now or hereafter existing, whether or not any demand was made under any Facility Document with respect to such Obligation and even though such Obligation may be unmatured. No Lender shall exercise any such right of setoff without the prior consent of the Required Lenders. The rights under this Section 8.23 are in addition to any other rights and remedies (including other rights of setoff) that the Agent, any Lender or any of their respective Affiliates may have.

Section 8.24Sharing of Payments, Etc. If any Lender, directly or through any of its Affiliates, obtains any payment of any Obligation of any Loan Party (whether voluntary, involuntary or through the exercise of any right of setoff) (and other than pursuant to Section 8.4) and such payment exceeds the amount such Lender would have been entitled to receive if all payments had gone to, and been distributed in accordance with the provisions of the Facility Documents, such Lender shall purchase for cash from the other Lenders such participations in their Obligations as necessary for such Lender to share such excess payment with such other Lenders to ensure such payment is applied as though it had been applied in accordance with this Agreement; provided, however, that (i) if such payment is rescinded or otherwise recovered from such Lender in whole or in part, such purchase shall be rescinded and the purchase price therefor shall be returned to such Lender without interest and (ii) such Lender shall, to the fullest extent permitted by Law, be able to exercise all its rights of payment (including the right of setoff) with respect to such participation as fully as if such Lender were the direct creditor of the applicable Loan Party in the amount of such participation.

Section 8.25Certain Securities Matters. Each of the Loan Parties acknowledges and agrees that none of the Lender Parties or holders of the Securities has been asked to agree, nor has any Lender Party agreed, to desist from purchasing or selling, long and/or short, capital stock or other securities of the Borrower or “derivative” securities or capital stock based on capital stock or other securities issued by the Borrower or to hold the Securities for any specified term.

Section 8.26Subordination Agreement. This Agreement (and all payment and enforcement provisions with respect to the Obligations) is an unsecured obligation of the Loan Parties and is subject to the terms of (1) a Subordination Agreement, dated as of March 11, 2020, by and among the Loan Parties, MidCap Financial Trust, a Delaware statutory trust (together with its permitted successors and assigns), as administrative agent, the agent and the other parties named therein (as amended, restated, supplemented or otherwise modified from time to time, the “Subordination Agreement (Term Loan)”) and (2) a Subordination Agreement, dated as of March 11, 2020, by and among the Loan Parties, MidCap Funding IV Trust, a Delaware statutory trust (together with its permitted successors and assigns), as administrative agent, the agent and the other parties named therein (as amended, restated, supplemented or otherwise modified from time to time, the “Subordination Agreement (Revolving Loan)” and together with the Subordination Agreement (Term Loan), the “Subordination Agreements”). In the event of any inconsistency between this Agreement and the Subordination Agreements, the terms of the Subordination Agreements shall control.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have caused this Agreement, including the jury waiver contained herein, to be duly executed as of the first day written above.

BORROWER:

SIENTRA, INC.,

a Delaware corporation

By:	/s/Paul Little
Name:	Paul Little
Title:	CFO

OTHER LOAN PARTIES:

MIRADAY HOLDINGS, INC.

By:	/s/Paul Little
Name:	Paul Little
Title:	CFO

MIRADRY, INC.

By:	/s/Paul Little
Name:	Paul Little
Title:	CFO

MIRADRY INTERNATIONAL, INC.

By:	/s/Paul Little
Name:	Paul Little
Title:	CFO

[Signature Page to Facility Agreement]

LENDER AND AGENT:

DEERFIELD PARTNERS, L.P.

By:	Deerfield Mgmt, L.P.,
its General Partner

By:	J.E. Flynn Capital, LLC,
its General Partner

By:	/s/David J. Clark
Name: David J. Clark
Title: Authorized Signatory

[Signature Page to Facility Agreement]

ANNEX A

DISBURSEMENT AMOUNT

Lender	Disbursement Amount	% of Total Disbursement Amount
Deerfield Partners, L.P.	$60,000,000.00	100%
Total	$60,000,000.00	100%

Schedule 2.3 – Payment Details and Notice Information

Agent ’s  Wire Instructi ons:

Citibank, N.A. New York

ABA # 021-000-089

A/C Morgan Stanley & Co. NY A/C # 38890774

Sub A/C Deerfield Partners, L.P.

Sub A/C # 038-036208

Closing Date Lender:

DEERFIELD PARTNERS, L.P.

c/o Deerfield Management Company, L.P.

780 Third Avenue, 37 th Floor

New York, NY 10017

Attention: David J. Clark, Esq. E-mail: dclark@deerfield.com

Facsimile: (212) 599-3075

Schedule 3.1 – Existence and Power

Borrower	Prior Names	Type of Entity / State of Formation	Other States Qualified	State Org. ID Number	Federal Tax ID Number	Location of Borrower (address)
Sientra, Inc.	Juliet Medical, Inc.	Delaware Corporation	California; Texas	3698337	20-5551000	420 S. Fairview Avenue, Suite 200 Goleta, CA 93117
miraDry Holdings, Inc.	KTL Bamboo International Corp. (March 2015-May 2016); Spacepath Inc. (Dec. 2012- March 2015) Miramar Labs, Inc. (Jun. 2016- December 2017)	Delaware Corporation	None.	6062349	80-0884221	2790 Walsh Avenue, Santa Clara, CA 95051
miraDry, Inc.	Miramar Acquisition Corp (merger) (June 2, 2016-June 7, 2016); Miramar Technologies, Inc. (June 2016- December 2017)	Delaware corporation	California; Colorado; Connecticut; Delaware; Florida; Kansas; Kentucky; Minnesota; Missouri; Pennsylvania; Texas and Washington	4137197	20-4641202	2790 Walsh Avenue, Santa Clara, CA 95051
rniraDry International, Inc.	N!A	Delaware corporation	None			2790 Walsh Avenue, Santa Clara, CA 95051

Schedule 3.4 – Capitalization

Holder	Issuer	Type of Equity Interest	Certificate No.	Number of Shares owned	% of Ownership
Sientra, Inc.	miraDry Holdings, Inc.	Common Stock	C-1	100	100%
miraDry Holdings, Inc.	miraDry, Inc.	Common Stock	CS-002	100	100%
miraDry, Inc.	miraDry International, Inc.	Ordinary Common	1	1,000	100%
miraDry, Inc.	Miramar Labs HK Ltd.	Ordinary	1	1	100%
miraDry International, Inc.	miraDry International Sweden AB	Ordinary	1	500	100%

Schedule 3.6 – Litigation1

Nolen et al. v, Sientra, Inc. and Silimed Industria DE Implantes, Ltda., Case No. 19STCV35661 (CA Super. Ct., Los Angeles County): Product liability lawsuit filed on October 7, 2019 by six plaintiffs alleging that Sientra’s textured breast implants caused certain of the plaintiffs to develop a condition known as breast implant associated anaplastic large cell lymphoma (“BIA-ALCL”), and that Sientra is liable to the plaintiffs on claims for strict liability (failure to warn), strict liability (defective manufacture), negligence and loss of consortium. Sientra filed a demurrer to plaintiffs’ complaint on January 21, 2020. Oral argument on the demurrer is scheduled for April 21, 2020.

Zekria v. miraDry, Inc. et al., Case No. 30-2019-01075859-CU-PO-CHC (CA Super. Ct., Orange County): Product liability lawsuit filed on June 10, 2019 alleging that the miraDry product caused injuries to the plaintiff. An amended complaint was filed on December 27, 2019. miraDry filed a demurrer to plaintiff’s amendment complaint on February 7, 2020.

Hecker v. Sientra, Inc., No. CRD-2020-0081 and EEOC No. 35A-2020-00220 (Arizona Attorney General Civil Rights Division and Equal Employment Opportunity Commission). On January 27, 2020, Ms. Hecker, a former Plastic Surgery Consultant sales representative, filed a claim of sex discrimination with the Arizona Attorney General and the EEOC. Sientra submitted a Position Statement responding to Ms. Hecker’s allegations on February 28, 2020. A mediation between the parties has been scheduled for March 30, 2020.

[1]	The Company expects that any potential liabilities that could arise of either case will be covered by insurance.

Schedule 3.17 – Material Contracts

Sientra, Inc. (“Sientra”) Material Contracts

-

Employment Agreement by and between Sientra, Inc., and Jeffrey Nugent, dated November 12, 2015, as amended by Amendment to Employment Agreement, dated May 8, 2017 and Third Amendment to Employment Agreement, dated March 12, 2019

-	Employment Agreement by and between Sientra, Inc. and Paul Little, dated August 8, 2018

-	Multi-Purpose Commercial Business Lease, dated March 28, 2014 by and between Sientra and Fairview Business Center, L.P.

-	Asset Purchase Agreement, dated November 7, 2019, by and between Sientra and Vesta Intermediate Funding, Inc.

-	Lease Agreement, dated November 7, 2019, by and between Sientra and Vesta Intermediate Funding, Inc.

-	Master Supply Agreement, dated November 7, 2019, by and between Sientra and Nusil Technology LLC

-

Commercial Lease Agreement, dated February 20, 2019, among Santa Barbara Casitas II, L.P., San Gordiano Holdings, LLC, Malibu Casitas II, L.P., La Cumbre Lane Limited, LLC, as successor in interest to Luria & Dunn LLC and Sientra

-	Amended and Restated Manufacturing and Supply Agreement, dated November 7, 2019, by and between Sientra and Vesta Intermediate Funding, Inc.

miraDry, Inc. (“miraDry”) Material Contracts

-	Lease Agreement, dated December 16, 2013, as amended October 9, 2018, by and between miraDry, Inc. and IPX Walsh Bowers Investors, L.P.

-	Split Off Agreement, dated June 7, 2016, by and among Miramar Labs, Inc., Spacepath Enterprise Corp. (“Spacepath”) and Andrey Zasoryn (“A. Zasoryn”)

-	General Release Agreement, dated June 7, 2016, by and among Miramar Labs, Inc., Space Path and A. Zasoryn

-	Assignment and License Agreement, dated December 31, 2008, by and between Miramar Labs and The Foundry, Inc.

-	Assignment and License Clarification Letter, dated June 10, 2010, by and between Miramar Labs and The Foundry, LLC

-	Asset Purchase Agreement, dated January 18, 2008, by and between Miramar Labs, Inc. and Jan Wallace

-	Supply Agreement, dated September 2, 2016, by and between Broadband Wireless and miraDry

-	Broadband Wireless Supply Agreement, dated June 11, 2015, by and between Broadband Wireless and miraDry

-	Manufacturing Agreement, dated November 6, 2012, by and between Healthcare Technology International Limited and miraDry.

Schedule 3.18 – Environmental Matters

None.

Schedule 3.19 – Intellectual Property

[See attached]

Material Inbound and Outbound Licenses

-	Patent License and Royalty Agreement, dated as of October 28, 2016 by and between William T. McClelland MD, Intermed Partners, LLC and Sientra, Inc.

-	Assignment and License Agreement, dated December 31, 2008 by and between The Foundry, Inc. and miraDry, inc. (f/k/a/ Miramar Labs, Inc.)

-	Licernse Agreement, dated November 7, 2019, by and between Sientra, Inc. and Vesta Intermediate Funding, Inc.

Patents

miraDry, Inc.

SG Dkt No.	ML Ref.	Status	App. No.	App. Date	Publication No.	Pub. Date	Patent No.	Issue Date
12121-700.200	022USU1	Issued	13/563,656	7/31/2012	US-2013-0035680-A1	2/7/2013	9,314,301	4/19/2016
12121-700.300	022USC1	Issued	13/677,633	11/15/2012	US-2013-0072925-A1	3/21/2013	8,469,951	6/25/2013
12121-700.301	022USC2	Issued	13/677,648	11/15/2012	US-2013-0072930-A1	3/21/2013	8,535,302	9/17/2013
12121-700.302	022USC3	Issued	14/017,070	9/3/2013	US-2014-0005645-A1	1/2/2014	9,028,477	5/12/2015
12121-700.400	022USUD1	Issued	15/090,273	4/4/2016	US-2016-0213426-A1	7/28/2016	10321954	6/18/2019
12121-701.200	010USU1	Issued	12/107,025	4/21/2008	US-2008-0269851-A1	10/30/2008	9,427,285	8/30/2016
12121-701.300	010USC1	Issued	13/246,341	9/27/2011	US-2012-0010609-A1	1/12/2012	8,401,668	3/19/2013
12121-701.305	010USC3	Issued	15/252,109	8/30/2016	US-2017-0156794-A1	6/8/2017	10,166,072	1/1/2019
12121-701.US2	007USU1	Issued	12/450,859	10/16/2009	US-2010-0049178-A1	2/25/2010	9,149,331	10/6/2015
12121-702.300	017USV1	Issued	09/474,969	12/29/1999			6,334,074	12/25/2001
12121-702.301	017USC2	Issued	13/280,032	10/24/2011	US-2012-0041432-A1	2/16/2012	8,367,959	2/5/2013
12121-702.303	017USC4	Issued	14/471,833	8/28/2014	US-2014-0378959-A1	12/25/2014	9,216,058	12/22/2015
12121-702.400	017USD1	Issued	09/637,923	8/14/2000			8,073,550	12/6/2011
12121-703.300	012USC1	Issued	13/246,820	9/27/2011	US-2012-0022622-A1	1/26/2011	8,406,894	3/26/2013
12121-703.301	012USC2	Issued	13/772,238	2/20/2013	US-2013-0166003	6/27/2013	8,825,176	9/2/2014
12121-703.US0	012USU1	Issued	12/747,538	6/11/2010	US-2010-0268220-A1	10/21/2010	8,688,228	4/1/2014

SG Dkt No.	ML Ref.	Status	App. No.	App. Date	Publication No.	Pub. Date	Patent No.	Issue Date
12121-704.US0	014USU1	Issued	12/988,165	10/15/2010	US-2011-0040299-A1	2/17/2011	9,241,763	1/26/2016
12121-800.200	021USX1	Issued	29/398,489	8/1/2011			D713,537	9/16/2014
12121-801.200	018USX1	Issued	29/348,384	12/28/2009			D636,087	4/12/2011
12121-802.200	019USX1	Issued	29/348,385	12/28/2009			D636,088	4/12/2011
12121-803.200	020USX1	Issued	29/348,386	12/28/2009			D636,054	4/12/2011
21 US Patents Granted/Allowed
12121-700.BE0		Issued	12820208.2	7/31/2012	2739228		2739228	8/23/2017
12121-700.CA0	023CAU1	Allowed	2842797	7/31/2012
12121-700.CA1	024CAU1	Allowed	2842794	7/31/2012
12121-700.CN0	023CNU1	Issued	201280048308.2	7/31/2012	CN 103906478 A	7/2/2014	ZL201280048308.2	3/29/2017
12121-700.CN1	0241CNU1	Issued	201280048302.5	7/31/2012	CN 103841915 A	6/4/2014	ZL201280048302.5	8/17/2016
12121-700.DE0		Issued	12820208.2	7/31/2012	2739228		602012036420.3	8/23/2017
12121-700.DE1		Issued	12819525.2	7/31/2012	2739227		602012038756.4	10/18/2017
12121-700.EP0	023EUU1	Issued	12820208.2	7/31/2012	2739228	6/11/2014	2739228	8/23/2017
12121-700.EP1	024EUU1	Issued	12819525.2	7/31/2012	2739227	6/11/2014	2739227	10/18/2017
12121-700.EP2	024EUD1	Allowed	17175335.3	7/31/2012	3295886	3/21/2018
12121-700.ES0		Issued	12820208.2	7/31/2012	2739228		E12820208	8/23/2017
12121-700.ES1		Issued	12819525.2	7/31/2012	2739227		E12819525	10/18/2017
12121-700.FR0		Issued	12820208.2	7/31/2012	2739228		2739228	8/23/2017

SG Dkt No.	ML Ref.	Status	App. No.	App. Date	Publication No.	Pub. Date	Patent No.	Issue Date
12121-700.FR1		Issued	12819525.2	7/31/2012	2739227		2739227	10/18/2017
12121-700.GB0		Issued	12820208.2	7/31/2012	2739228		2739228	8/23/2017
12121-700.GB1		Issued	12819525.2	7/31/2012	2739227		2739227	10/18/2017
12121-700.HK0	023HKU1	Issued	14111853.7	7/31/2012	1198323	4/2/2015	HK1198323	7/6/2018
12121-700.HK1	024HKU1	Issued	14111852.8	7/31/2012	HK1198322	4/2/2015	1198322	8/24/2018
12121-700.IT0		Issued	12820208.2	7/31/2012	2739228		502017000134130	8/23/2017
12121-700.IT1		Issued	12819525.2	7/31/2012	2739227		502018000000832	10/18/2017
12121-700.JP0	023JPU1	Issued	2014-524030	7/31/2012	2014-524281	9/22/2014	6087353	2/10/2017
12121-700.JP1	024JPU1	Issued	2014-524026	7/31/2012	2014-531914	12/4/2014	6140702	5/12/2017
12121-700.JP2	024JPD1	Issued	2017-91369	7/31/2012	2017-153980	9/7/2017	6499711	3/22/2019
12121-700.KR0	023KRU1	Allowed	10-2014-7005496	7/31/2012	10-2014-0050703	4/29/2014
12121-700.KR1	024KRU1	Allowed	10-2014-7005497	7/31/2012	10-2014-0050704	4/29/2014
12121-700.NL0		Issued	12820208.2	7/31/2012	2739228		2739228	8/23/2017
12121-700.NL1		Issued	12819525.2	7/31/2012	2739227		2739227	10/18/2017
12121-700.NO0		Issued	12820208.2	7/31/2012	2739228		2739228	8/23/2017
12121-700.SE0		Issued	12820208.2	7/31/2012	2739228		2739228	8/23/2017
12121-701.CN0	006CNU1	Issued	200880020760.1	4/18/2008	CN 101711134 A	5/19/2010	ZL200880020760.1	8/17/2016
12121-701.DE0	006DEU1	Issued	08746358.4	4/18/2008	2142128	1/13/2010	2142128	8/6/2014

SG Dkt No.	ML Ref.	Status	App. No.	App. Date	Publication No.	Pub. Date	Patent No.	Issue Date
12121-701.DE1	009DEU1	Issued	08746364.2	4/18/2008	2142125	1/13/2010	2142125	3/5/2014
12121-701.DE4	009EUD1	Issued	14157719.7	4/18/2008	2767308	8/20/2014	60 2008 043683.7	4/13/2016
12121-701.DE5	006EUD1	Issued	14179712.6	4/18/2008	2837351		2837351	5/30/2018
12121-701.EP5	006EUD1	Issued	14179712.6	4/18/2008	2837351	2/18/2015	2837351	5/30/2018
12121-701.ES0	006ESU1	Issued	08746358.4	4/18/2008	2142128	1/13/2010	2142128	8/6/2014
12121-701.ES1	009ESU1	Issued	08746364.2	4/18/2008	2142125	1/13/2010	2142125	3/5/2014
12121-701.FR0	006FRU1	Issued	08746358.4	4/18/2008	2142128	1/13/2010	2142128	8/6/2014
12121-701.FR1	009FRU1	Issued	08746364.2	4/18/2008	2142125	1/13/2010	2142125	3/5/2014
12121-701.FR4	009EUD1	Issued	14157719.7	4/18/2008	2767308	8/20/2014	2767308	4/13/2016
12121-701.FR5	009EUD1	Issued	14179712.6	4/18/2008	2837351		2837351	5/30/2018
12121-701.GB0	006GBU1	Issued	08746358.4	4/18/2008	2142128	1/13/2010	2142128	8/6/2014
12121-701.GB1	006GBU1	Issued	08746364.2	4/18/2008	2142125	1/13/2010	2142125	3/5/2014
12121-701.GB4	009EUD1	Issued	14157719.7	4/18/2008	2767308	8/20/2014	2767308	4/13/2016
12121-701.GB5	006EUD1	Issued	14179712.6	4/18/2008	2837351		2837351	5/30/2018
12121-701.HK0	006HKU1	Issued	10110420.7	4/18/2008	HK1143730	1/14/2011	HK1143730B	11/3/2017
12121-701.HK5	006HKD1	Issued	15107911.4	4/18/2008	1207277A	1/29/2016	HK1207277	10/19/2018
12121-701.IN0	006INU1	Issued	6660/DELNP/2009	4/18/2008			309764	3/25/2019
12121-701.IT0	006ITU1	Issued	08746358.4	4/18/2008	2142128	1/13/2010	2142128	8/6/2014

SG Dkt No.	ML Ref.	Status	App. No.	App. Date	Publication No.	Pub. Date	Patent No.	Issue Date
12121-701.IT1	009ITU1	Issued	08746364.2	4/18/2008	2142125	1/13/2010	2142125	3/5/2014
12121-701.JP0	006JPU1	Issued	2010-504296	4/18/2008	2010-524587	7/22/2010	5543332	5/16/2014
12121-701.JP3	007JPD1	Issued	2013-111491	4/18/2008	2013-176628	9/9/2013	6100613	3/3/2017
12121-701.JP4	009JPD1	Issued	2013-120517	4/18/2008	2013-173022	9/5/2013	5781122	7/24/2015
12121-701.JP5	006JPD1	Issued	2014-96614	4/18/2008	2014-184319	10/2/2014	5909522	4/1/2016
12121-701.JP6	006JPD2	Issued	2016-63521	4/18/2008	2016-116953	6/30/2016	6425679	11/2/2018
12121-701.NL0	006NLU1	Issued	08746358.4	4/18/2008	2142128	1/13/2010	2142128	8/6/2014
12121-701.NL1	009NLU1	Issued	08746364.2	4/18/2008	2142125	1/13/2010	2142125	3/5/2014
12121-701.NL4	009EUD1	Issued	14157719.7	4/18/2008	2767308	8/20/2014	2767308	4/13/2016
12121-701.NL5	006EUD1	Issued	14179712.6	4/18/2008	2837351		2837351	5/30/2018
12121-701.RU0	006RUU1	Issued	2009142599	4/18/2008		5/27/2011	2523620	7/20/2014
12121-703.AU0	012AUU1	Issued	2008335715	12/12/2008			2008335715	5/8/2014
12121-703.CA0	012CAU1	Issued	2708765	12/12/2008			2,708,765	1/8/2019
12121-703.CN0	012CNU1	Issued	200880126637.8	12/12/2008	CN 101970046 A	2/9/2011	ZL200880126637.8	3/25/2015
12121-703.CN1	012CND1	Issued	201510013609.7	12/12/2008	CN 104707263 A	6/17/2015	ZL201510013609.7	9/12/2017
12121-703.DE0	012DEU1	Issued	08859299.3	12/12/2008	2231274	9/29/2010	2231274	3/12/2014
12121-703.DE1		Issued	14158799.8	12/12/2008	2762199		602008054470.2	3/14/2018
12121-703.EP1	012EUD1	Issued	14158799.8	12/12/2008	2762199	8/6/2014	2762199	3/14/2018

SG Dkt No.	ML Ref.	Status	App. No.	App. Date	Publication No.	Pub. Date	Patent No.	Issue Date
12121-703.ES0	012ESU1	Issued	08859299.3	12/12/2008	2231274	9/29/2010	2231274	3/12/2014
12121-703.FR0	012FRU1	Issued	08859299.3	12/12/2008	2231274	9/29/2010	2231274	3/12/2014
12121-703.FR1		Issued	14158799.8	12/12/2008	2762199		2762199	3/14/2018
12121-703.GB0	012GBU1	Issued	08859299.3	12/12/2008	2231274	9/29/2010	2231274	3/12/2014
12121-703.GB1		Issued	14158799.8	12/12/2008	2762199		2762199	43173
12121-703.HK0	012HKU1	Issued	11102542.6	12/12/2008	1148492A	9/9/2011	1148492	41922
12121-703.IT0	012ITU1	Issued	08859299.3	12/12/2008	2231274	9/29/2010	2231274	3/12/2014
12121-703.JP0	012JPU1	Issued	2010-537968	12/12/2008	2011-505969	3/3/2011	5545668	5/23/2014
12121-703.JP1	012JPD1	Issued	2014-95998	12/12/2008	2014-184317	10/2/2014	5978245	7/29/2016
12121-703.JP2	012JPD2	Issued	2016-145299	12/12/2008	2016-185400	10/27/2016	6320470	4/13/2018
12121-703.KR0	012KRU1	Issued	10-2010-7015424	12/12/2008	10-2010-0105669	9/29/2010	10-1654863	8/31/2016
12121-703.KR1	012KRD1	Issued	10-2016-7024102	12/12/2008	10-2016-0106776	9/12/2016	10-1826243	1/31/2018
12121-703.MX0	012MXU1	Issued	MX/a/2010/006363	12/12/2008		10/20/2010	307094	1/30/2013
12121-703.NL0	012NLU1	Issued	08859299.3	12/12/2008	2231274	9/29/2010	2231274	3/12/2014
12121-703.NL1		Issued	14158799.8	12/12/2008	2762199		2762199	3/14/2018
12121-703.SG1	012SGD1	Issued	2012090429	12/12/2008			186642	6/21/2016
12121-704.JP1	014JPD1	Issued	2013-222012	4/17/2009	2014-14721	1/30/2014	5827291	10/23/2015
12121-705.AU0	016AUU1	Issued	2009308088	10/22/2009			2009308088	11/24/2016

SG Dkt No.	ML Ref.	Status	App. No.	App. Date	Publication No.	Pub. Date	Patent No.	Issue Date
12121-705.CA0	016CAU1	Allowed	2741109	10/22/2009
12121-705.DE0	016DEU1	Issued	09822332.4	10/22/2009	2349167	8/3/2011	60 2009 032714.3	8/5/2015
12121-705.FR0	016FRU1	Issued	09822332.4	10/22/2009	2349167	8/3/2011	2349167	8/5/2015
12121-705.GB0	016GBU1	Issued	09822332.4	10/22/2009	2349167	8/3/2011	2349167	8/5/2015
12121-705.JP1	016JPD1	Issued	2015-89970	10/22/2009	2015-134233	7/27/2015	6039737	11/11/2016
12121-705.NL0	016NLU1	Issued	09822332.4	10/22/2009	2349167	8/3/2011	2349167	8/5/2015
12121-800.AU0	021AUX1	Issued	201210249	1/23/2012			340913	2/14/2012
12121-800.BR0	021BRX1	Issued	BR302012000385-7	1/30/2012			BR302012000385-7	7/28/2015
12121-800.CA0	021CAX1	Issued	144117	1/20/2012			144,117	8/27/2012
12121-800.CN0	021CNX1	Issued	201230020111.0	2/1/2012			ZL201230020111.0	12/19/2012
12121-800.EU0	021EUX1	Issued	001980343	1/24/2012			001980343-0001	1/24/2012
12121-800.HK0	021HKX1	Issued	1200152.5	2/1/2012			1200152.5	2/1/2012
12121-800.IN0	021INX1	Issued	242685	1/30/2012			242685	6/28/2012
12121-800.JP0	021JPX1	Issued	2012-1734	1/30/2012			1439700	3/30/2012
12121-800.KR0	021KRX1	Issued	30-2012-0004664	2/1/2012			30-0710048	9/23/2013
12121-800.MX0	021MXX1	Issued	MX/f/2012/000301	1/26/2012			40407	11/26/2013
12121-800.RU0	021RUX1	Issued	2012500241	1/30/2012			84251	1/16/2013
102 OUS Patents Granted/Allowed

SG Dkt No.	ML Ref.	Status	App. No.	App. Date	Publication No.	Pub. Date	Patent No.	Issue Date
12121-701.301	009USC1	Published	15/288,949	10/7/2016	US-2017-0245929-A1	8/31/2017
12121-701.306	008USC1	Pending	15/406,496	1/13/2017	US-2017-0340384-A1	11/30/2017
12121-701.308		Published	16/237,494	12/31/2018	US-2019-0133684-A1	5/9/2019
12121-703.302	012USC3	Pending	15/667,461	8/2/2017	US-2018-0199994-A1	7/19/2018
12121-704.300	014USU1	Pending	15/005,892	1/25/2016	US-2016-0135888-A1	5/19/2016
12121-708.US0	025USU1	Pending	14/907,145	1/22/2016	US-2016-0157934-A1	6/9/2016
6 US Patents Pending/Published
12121-700.CN2	023CNU2	Published	201710145167.0	7/31/2012	CN107441627A	12/8/2017
12121-700.EA0	023EAU1	Pending	201490397	7/31/2012
12121-700.EA1	024EAU1	Pending	201490398	7/31/2012
12121-700.HK2		Published	18107462.4	7/31/2012		10/5/2018
12121-700.JP3		Published	2019-048132	7/31/2012	2019-103871	6/27/2019
12121-701.BR0	006BRU1	Published	PI0810066-7	4/18/2008		5/5/2015
12121-701.EP6		Published	18153054.4	4/18/2008	3391844	10/24/2018
12121-701.JP7		Published	2018-78131	4/18/2008	2018-126576	8/16/2018
12121-703.BR0	012BRU1	Published	PI0820706-2	12/12/2008		6/16/2015
12121-703.EP2		Published	18155849.5	12/12/2008	3391846	10/24/2018
12121-703.JP3	012JPD3	Published	2018-71617	12/12/2008	2018-140185	9/13/2018
12121-703.KR2	012KRD2	Published	10-2018-7003086	12/12/2008	10-2018-0014254	2/7/2018

SG Dkt No.	ML Ref.	Status	App. No.	App. Date	Publication No.	Pub. Date	Patent No.	Issue Date
12121-704.EP1	014EUD1	Published	15150975.9	4/17/2009	2907465	8/19/2015
12121-704.HK0	014HKU1	Published	11107122.3	4/17/2009	1152853A	3/16/2012
12121-704.HK1	014EUD1	Published	16101879.6	4/17/2009	1214109A	9/22/2016
12121-705.AU1	016AUD1	Lapsed	2016253671	10/22/2009
12121-705.IN0	016INU1	Pending	2015/KOLNP/2011	10/22/2009
12121-705.KR1	016KRD1	Rejected	10-2017-7027519	10/22/2009
12121-709.EP0	026EPU1	Deemed withdrawn	15834116.4	8/18/2015	3182943	6/28/2017
12121-709.HK0		Published	17113815.7	8/18/2015	1240068A	5/18/2018
20 OUS Patents Pending/Published
		Pending	15/339,65765/695,540	10/22/2009 7/9/2018

Additional MiraDry Patents/Applications

Country	Status	App. No.	App. Date	Publication No.	Pub. Date	Patent No.	Issue Date
CA US	Pending Pending	3038950 16444831	10/31/2016	2017-0182263	6/29/2017

Grantor	Description	Registration/ Application Number	Registration/ Application Date

Sientra, Inc.	SYSTEMS, METHODS AND DEVICES	15/339,657	October 31, 2016
FOR SUBCUTANEOUS TARGET
LOCATION

Sientra, Inc	IMPLANT DELIVERY SYSTEM AND	65/695,540	July 9, 2018
METHOD

Trademarks

TITLE	TRADE MARK CLASS CODE LIST	COUNTRY	FILING DATE	SERIAL NUMBER	STATUS	REGISTRATION DATE	REGISTRATION NUMBER	REGISTRANT
BIOTIP	10	United States of America	Sep 4, 2018	88103481	Registered	Apr 16, 2019	5726993	Miradry, Inc.
Drop Design	10	Brazil	Dec 1, 2011	831260580	Registered	Oct 11, 2016	831260580	Miramar Labs, Inc.
Drop Design	10	Canada	Nov 29, 2011	1554251	Registered	Jan 9, 2013	TMA839561	Miramar Labs, Inc.
Drop Design	10	European Union	Nov 28, 2011	1102733	Registered	Nov 28, 2011	1102733	Miramar Labs, Inc.
Drop Design	10	International Bureau (WIPO)	Nov 28, 2011	1102733	Registered	Nov 28, 2011	1102733	Miramar Labs, Inc.
Drop Design	10	Japan	Nov 28, 2011	1102733	Registered	Nov 28, 2011	1102733	Miramar Labs, Inc.
Drop Design	10	Republic of Korea	Nov 28, 2011	1102733	Registered	Nov 28, 2011	1102733	Miramar Labs, Inc.
Drop Design	10	United States of America	Jun 2, 2011	85336813	Registered	May 15, 2012	4144202	Miradry, Inc.
MIRADRY	10	Argentina	Jun 2, 2010	3006710	Registered	May 12, 2011	2438425	Miramar Labs, Inc.
MIRADRY	10	Australia	May 28, 2010	1050025	Registered	May 28, 2010	1050025	Miramar Labs, Inc.
MIRADRY	10	Brazil	Jun 1, 2010	830675736	Registered	Jan 28, 2014	830675736	Miramar Labs, Inc.
MIRADRY	10	Canada	May 31, 2010	1483071	Registered	Jun 10, 2011	TMA799734	Miramar Labs, Inc.
MIRADRY	44	Canada	May 7, 2013	1625569	Registered	Apr 17, 2015	TMA901413	Miramar Labs, Inc.
MIRADRY	10	China	Jun 13, 2011	1050025	Registered	Jun 13, 2011	1050025	Miramar Labs, Inc.
MIRADRY	10	European Union	May 28, 2010	1050025	Registered	May 28, 2010	1050025	Miramar Labs, Inc.
MIRADRY	44	European Union	May 6, 2013	1162374	Registered	May 6, 2013	1162374	Miramar Labs, Inc.

MIRADRY	10	Hong Kong	Jun 1, 2010	301628217	Registered	November11, 2010	301628217	Miramar Labs, Inc.
MIRADRY	10	International Bureau (WIPO)	May 28, 2010	1050025	Registered	May 28, 2010	1050025	Miramar Labs, Inc.
MIRADRY	44	International Bureau (WIPO)	May 6, 2013	1162374	Registered	May 6, 2013	1162374	Miramar Labs, Inc.
MIRADRY	10	Japan	May 28, 2010	1050025	Registered	May 28, 2010	1050025	Miramar Labs, Inc.
MIRADRY	44	Japan	May 6, 2013	1162374	Registered	May 6, 2013	1162374	Miramar Labs, Inc.
MIRADRY	10	Mexico	May 31, 2010	1093130	Registered	Sep 30, 2010	1182433	Miramar Labs, Inc.
MIRADRY	10	Republic of Korea	May 28, 2010	1050025	Registered	May 28, 2010	1050025	Miramar Labs, Inc.
MIRADRY	10	Singapore	May 28, 2010	1050025	Registered	May 28, 2010	1050025	Miramar Labs, Inc.
MIRADRY	10	Switzerland	May 28, 2010	1050025	Registered	May 28, 2010	1050025	Miramar Labs, Inc.
MIRADRY	10	Taiwan R.O.C.	Apr 12, 2018	107022120	Registered	Dec 1, 2018	01954637	Miradry, Inc.
MIRADRY	10	United States of America	Dec 4, 2009	77886273	Registered	Jul 19, 2011	3998952	Miradry, Inc.
MIRADRY	44	United States of America	Nov 7, 2012	85773803	Registered	Jun 25, 2013	4358050	Miradry, Inc.
MIRADRY & Design	10	Argentina	Jun 2, 2010	3006709	Registered	May 12, 2011	2438424	Miramar Labs, Inc.
MIRADRY & Design	10	Australia	May 28, 2010	1040350	Registered	May 28, 2010	1040350	Miramar Labs, Inc.
MIRADRY & Design	10	Brazil	Jun 1, 2010	830675728	Registered	Jan 28, 2014	830675728	Miramar Labs, Inc.
MIRADRY & Design	10	Canada	Jun 2, 2010	1483404	Registered	Jun 10, 2011	TMA799735	Miramar Labs, Inc.
MIRADRY & Design	44	Canada	May 7, 2013	1625612	Registered	Apr 17, 2015	TMA901398	Miramar Labs, Inc.
MIRADRY & Design	10	China	Jun 13, 2011	1040350	Registered	Jun 13, 2011	1040350	Miramar Labs, Inc.
MIRADRY & Design	10	European Union	May 28, 2010	1040350	Registered	May 28, 2010	1040350	Miramar Labs, Inc.

MIRADRY & Design	44	European Union	May 6, 2013	1161779	Registered	May 6, 2013	1161779	Miramar Labs, Inc.
MIRADRY & Design	10	Hong Kong	Jun 1, 2010	301628226	Registered	November11, 2010	301628226	Miramar Labs, Inc.
MIRADRY & Design	10	International Bureau (WIPO)	May 28, 2010	1040350	Registered	May 28, 2010	1040350	Miramar Labs, Inc.
MIRADRY & Design	44	International Bureau (WIPO)	May 6, 2013	1161779	Registered	May 6, 2013	1161779	Miramar Labs, Inc.
MIRADRY & Design	10	Japan	May 28, 2010	1040350	Registered	May 28, 2010	1040350	Miramar Labs, Inc.
MIRADRY & Design	44	Japan	May 6, 2013	1161779	Registered	May 6, 2013	1161779	Miramar Labs, Inc.
MIRADRY & Design	10	Mexico	May 31, 2010	1093129	Registered	Sep 30, 2010	1182432	Miramar Labs, Inc.
MIRADRY & Design	10	Republic of Korea	May 28, 2010	1040350	Registered	May 28, 2010	1040350	Miramar Labs, Inc.
MIRADRY & Design	10	Singapore	May 28, 2010	1040350	Registered	May 28, 2010	1040350	Miramar Labs, Inc.
MIRADRY & Design	10	Switzerland	May 28, 2010	1040350	Registered	May 28, 2010	1040350	Miramar Labs, Inc.
MIRADRY & Design	10	Taiwan R.O.C.	Apr 12, 2018	107022121	Registered	Dec 1, 2018	01954638	Miradry, Inc.
MIRADRY & Design	10	United States of America	Dec 4, 2009	77886437	Registered	Jul 19, 2011	3998953	Miradry, Inc.
MIRADRY & Design	44	United States of America	Nov 7, 2012	85774022	Registered	Jun 25, 2013	4358051	Miradry, Inc.
MIRAFRESH	10	Argentina	Feb 5, 2016	3476753	Registered	May 8, 2017	2885917	Miramar Labs, Inc.
MIRAFRESH	10	Australia	Feb 5, 2016	1292775	Registered	Feb 5, 2016	1292775	Miramar Labs, Inc.
MIRAFRESH	10	Brazil	Feb 5, 2016	910603839	Registered	Mar 27, 2018	910603839	Miramar Labs, Inc.
MIRAFRESH	10	Canada	Feb 5, 2016	1766574	Abandoned			Miramar Labs, Inc.
MIRAFRESH	10	China	Feb 6, 2016	19095325	Registered	Mar 14, 2017	19095325	Miramar Labs, Inc.
MIRAFRESH	10	European Union	Feb 5, 2016	1292775	Registered	Feb 5, 2016	1292775	Miramar Labs, Inc.

MIRAFRESH	10	Hong Kong	Feb 5, 2016	303681054	Registered	July 15, 2016	303681054	Miramar Labs, Inc.
MIRAFRESH	10	International Bureau (WIPO)	Feb 5, 2016	1292775	Registered	Feb 5, 2016	1292775	Miramar Labs, Inc.
MIRAFRESH	10	Israel	Feb 5, 2016	1292775	Registered	Feb 5, 2016	1292775	Miramar Labs, Inc.
MIRAFRESH	10	Japan	Feb 5, 2016	1292775	Registered	Feb 5, 2016	1292775	Miramar Labs, Inc.
MIRAFRESH	10	Kuwait	Feb 7, 2016	177317	Registered	Not available	Not available	Miramar Labs, Inc.
MIRAFRESH	10	Mexico	Feb 5, 2016	1292775	Registered	Feb 5, 2016	1292775	Miramar Labs, Inc.
MIRAFRESH	10	Qatar	Feb 7, 2016	103652	Registered	May 15, 2017	103652	Miramar Labs, Inc.
MIRAFRESH	10	Republic of Korea	Feb 5, 2016	1292775	Registered	Feb 5, 2016	1292775	Miramar Labs, Inc.
MIRAFRESH	10	Saudi Arabia	Feb 7, 2016	1437009440	Registered	Oct 12, 2016	1437009440	Miramar Labs, Inc.
MIRAFRESH	10	Singapore	Feb 5, 2016	1292775	Registered	Feb 5, 2016	1292775	Miramar Labs, Inc.
MIRAFRESH	10	Switzerland	Feb 5, 2016	1292775	Registered	Feb 5, 2016	1292775	Miramar Labs, Inc.
MIRAFRESH	10	United Arab Emirates	Feb 6, 2016	248188	Registered	Oct 26, 2016	248188	Miramar Labs, Inc.
MIRASMOOTH	10	Argentina	Feb 5, 2016	3476752	Registered	May 8, 2017	2885916	Miramar Labs, Inc.
MIRASMOOTH	10	Australia	Feb 5, 2016	1293129	Registered	Feb 5, 2016	1293129	Miramar Labs, Inc.
MIRASMOOTH	10	Brazil	Feb 5, 2016	910603693	Registered	Apr 3, 2018	910603693	Miramar Labs, Inc.
MIRASMOOTH	10	Canada	Feb 5, 2016	1766579	Abandoned			Miramar Labs, Inc.
MIRASMOOTH	10	China	Feb 6, 2016	19095324	Registered	Mar 14, 2017	19095324	Miramar Labs, Inc.
MIRASMOOTH	10	European Union	Feb 5, 2016	1293129	Registered	Feb 5, 2016	1293129	Miramar Labs, Inc.
MIRASMOOTH	10	Hong Kong	Feb 5, 2016	303681063	Registered	July 15, 2016	303681063	Miramar Labs, Inc.

MIRASMOOTH	10	India	Feb 5, 2016	1293129	Registered	Feb 5, 2016	1293129	Miramar Labs, Inc.
MIRASMOOTH	10	International Bureau (WIPO)	Feb 5, 2016	1293129	Registered	Feb 5, 2016	1293129	Miramar Labs, Inc.
MIRASMOOTH	10	Israel	Feb 5, 2016	1293129	Registered	Feb 5, 2016	1293129	Miramar Labs, Inc.
MIRASMOOTH	10	Japan	Feb 5, 2016	1293129	Registered	Feb 5, 2016	1293129	Miramar Labs, Inc.
MIRASMOOTH	10	Kuwait	Feb 7, 2016	177318	Registered	Not available	Not available	Miramar Labs, Inc.
MIRASMOOTH	10	Mexico	Feb 5, 2016	1293129	Registered	Feb 5, 2016	1293129	Miramar Labs, Inc.
MIRASMOOTH	10	Qatar	Feb 7, 2016	103653	Registered	May 17, 2017	103653	Miramar Labs, Inc.
MIRASMOOTH	10	Republic of Korea	Feb 5, 2016	1293129	Registered	Feb 5, 2016	1293129	Miramar Labs, Inc.
MIRASMOOTH	10	Saudi Arabia	Feb 7, 2016	1437009442	Registered	Oct 12, 2016	1437009442	Miramar Labs, Inc.
MIRASMOOTH	10	Singapore	Feb 5, 2016	1293129	Registered	Feb 5, 2016	1293129	Miramar Labs, Inc.
MIRASMOOTH	10	Switzerland	Feb 5, 2016	1293129	Registered	Feb 5, 2016	1293129	Miramar Labs, Inc.
MIRASMOOTH	10	United Arab Emirates	Feb 6, 2016	248189	Registered	Oct 26, 2016	248189	Miramar Labs, Inc.
MIRASMOOTH	10	United States of America	Aug 6, 2015	86716924	Registered	Dec 6, 2016	5096600	Miradry, Inc.
MIRAWAVE	10	Argentina	Jul 19, 2010	3016968	Registered	May 30, 2013	2575315	Miramar Labs, Inc.
MIRAWAVE	10	Australia	May 17, 2010	1040002	Registered	May 17, 2010	1040002	Miramar Labs, Inc.
MIRAWAVE	10	Brazil	May 14, 2010	830641688	Registered	Feb 11, 2014	830641688	Miramar Labs, Inc.
MIRAWAVE	10	Canada	May 13, 2010	1480931	Registered	Nov 26, 2013	TMA865873	Miramar Labs, Inc.
MIRAWAVE	10	European Union	May 17, 2010	1040002	Registered	May 17, 2010	1040002	Miramar Labs, Inc.
MIRAWAVE	10	Hong Kong	May 14, 2010	301613475	Registered	November 16, 2010	301613475	Miramar Labs, Inc.

MIRAWAVE	10	International Bureau (WIPO)	May 17, 2010	1040002	Registered	May 17, 2010	1040002	Miramar Labs, Inc.
MIRAWAVE	10	Japan	May 17, 2010	1040002	Registered	May 17, 2010	1040002	Miramar Labs, Inc.
MIRAWAVE	10	Mexico	May 13, 2010	1089258	Registered	Sep 13, 2010	1178886	Miramar Labs, Inc.
MIRAWAVE	10	Republic of Korea	May 17, 2010	1040002	Registered	May 17, 2010	1040002	Miramar Labs, Inc.
MIRAWAVE	10	Singapore	May 17, 2010	1040002	Registered	May 17, 2010	1040002	Miramar Labs, Inc.
MIRAWAVE	10	Switzerland	May 17, 2010	1040002	Registered	May 17, 2010	1040002	Miramar Labs, Inc.
MIRAWAVE	10	United States of America	Nov 17, 2009	77874719	Registered	Aug 27, 2013	4392548	Miradry, Inc.
OPUS	10	United States of America	12/04/2018	87400040	Registered	12/04/2018	5623415	Miradry, Inc.
SIENTRA	10	China	06/07/2019	32778322	Registered	06/07/2019	5623415	Miradry, Inc.
SILSHIELD	10	Korea	10/05/2018	10/05/2018	Registered	10/05/2018	4014034500 000	Miradry, Inc.

MARK	COUNTRY	STATUS	APP. NO.	FILING DATE	REG. NO.	REG. DATE	CLASS: GOODS/SERVICES
OPUS	European Union IPO	Registered	16989361	7/17/2017	16989361	1/24/2018	10: Surgical implants comprising artificial materials; medical devices, namely, breast implants and tissue expanders
OPUS	Japan	Pending	2017-95636	7/18/2017			10: Surgical implants comprising artificial materials; medical devices, namely, breast implants and tissue expanders; medical apparatus and instruments
OPUS	Korea, Republic of (KR)	Pending	40-2017-0093509	7/25/2017			10: Surgical implants comprising artificial materials; medical devices, namely, breast implants and tissue expanders
OPUS	Mexico	Registered	1955072	10/5/2017	1836025	12/14/2017	10: Surgical implants comprising artificial materials; medical devices, namely, breast implants and tissue expanders
OPUS	New Zealand	Registered	1071589	7/17/2017	1071589	10/30/2018	10: Surgical implants comprising artificial materials; medical devices, namely, breast implants and tissue expanders
OPUS	USA	Allowed	87/400,040	4/5/2017			10: Surgical implants comprising artificial materials; medical devices, namely, breast implants and tissue expanders
SIENTRA	USA	Registered	78/670,054	7/13/2005	3,681,518	9/8/2009	10: Surgical implants comprising artificial materials
SIENTRA	China	Published	32778322	8/9/2018			5: Adjuvants for medical purpose, pharmaceutical preparations; ointment for surgery purpose; dietetic substances adapted for medical use; dressings, medicals; disinfecting paper tissue

MARK	COUNTRY	STATUS	APP. NO.	FILING DATE	REG. NO.	REG. DATE	CLASS: GOODS/SERVICES
ACX	USA	Registered	85/106,406	8/12/2010	4,158,389	6/12/2012	10: Surgical implants comprising artificial materials; medical devices, namely, tissue expanders
ALLOX	USA	Registered	86/706,859	7/28/2015	4,908,557	3/1/2016	10: Medical Devices, Namely, Breast Tissue Expanders and Parts and Components Therefor
ALLOX2	USA	Registered	86/706,861	7/28/2015	4,908,558	3/1/2016	10: Medical Devices, Namely, Breast Tissue Expanders and Parts and Components Therefor
ANATOMICAL CONTROLLED	USA	Registered	85/106,414	8/12/2010	4,158,390	6/12/2012	10: Surgical implants comprising artificial materials; medical devices, namely, tissue expanders
BIOCORNEUM	USA	Registered	77/381,659	1/28/2008	3,495,461	9/2/2008	5: Topical gel containing silicone for medical and therapeutic treatment of scars and damaged skin
OPUS	Australia	Registered	1859529	7/17/2017	1859529	7/17/2017	10: Medical devices, namely, breast implants and tissue expanders
OPUS	Brazil	Pending	913117510	7/28/2017			10: Surgical implants comprising artificial materials; medical devices, namely, breast implants and tissue expanders
OPUS	Canada	Pending	1847977	7/18/2017			10: Surgical implants comprising artificial materials; medical devices, namely, breast implants and tissue expanders
OPUS	China	Published	25468316	7/24/2017			10: Surgical apparatus for plastic surgery; medical devices; surgical implants comprising artificial materials
OPUS	China	Registered	25468316A	5/29/2018	25468316A	7/24/2017	10: Surgical implants comprising artificial material

MARK	COUNTRY	STATUS	APP. NO.	FILING DATE	REG. NO.	REG. DATE	CLASS: GOODS/SERVICES
SIENTRA SIMPLICITY IS BEAUTY	USA	Registered	85/168,044	11/3/2010	4,187,423	8/7/2012	10: Surgical implants comprised of artificial materials
SILISHIELD	Australia	Registered	1850148	6/7/2017	1850148	10/25/2017	5: Scar silicone treatment gel
SILISHIELD	Brazil	Registered	912853360	6/8/2017	912853360	11/6/2018	10: Scar silicone treatment gel
SILISHIELD	Canada	Pending	1841379	6/7/2017			5: Scar silicone treatment gel
SILISHIELD	China	Registered	24542110	6/8/2017	24542110	6/14/2018	5: Pharmaceutical preparations; ointment for surgery purpose; Adjuvants for medical purpose,
SILISHIELD	European Union IPO	Registered	016825291	6/8/2017	016825291	12/7/2017	10: Scar silicone treatment gel
SILISHIELD	Japan	Registered	2017-76547	6/8/2017	6017941	2/9/2018	5: Silicone gel preparations for scar treatment; pharmaceutical preparations.
SILISHIELD	Korea, Republic of (KR)	Published	40-2017-0069857	6/8/2017			10: Scar silicon treatment gel
SILISHIELD	New Zealand	Registered	1068499	6/7/2017	1068499	12/8/2017	10: Scar silicone treatment gel
SILISHIELD	USA	Registered	87/262,723	12/8/2016	5,740,235	4/30/2019	5: Silicon sold as an ingredient of scar treatment gel
SIMPLICITY IS BEAUTY	USA	Registered	85/168,031	11/3/2010	4,187,422	8/7/2012	10: Surgical implants comprised of artificial materials

Additional results not previously disclosed:

TITLE	TRADEMARK CLASS CODE LIST	COUNTRY	FILING DATE	SERIAL NUMBERR	STATUS	REGISTRATION DATE	REGISTRATION NUMBER	REGISTRANT
Design Only	10	India	December 2, 2008	1759066	Registered	February 14, 2011	936013	Miramar Labs, Inc.
MIRA SMOOTH and Design	10	India	February 5, 2016	3335016	Published			Miramar Labs, Inc. Body Incorporate

TITLE	TRADEMARK CLASS CODE LIST	COUNTRY	FILING DATE	SERIAL NUMBERR	STATUS	REGISTRATION DATE	REGISTRATION NUMBER	REGISTRANT
miradry	10	Singapore	May 28, 2010	T1007937B	Registered	September 3, 2010	T1007937B	Miramar Labs, Inc.
miradry	10	Singapore	May 28, 2010	T1013038F	Registered	December 23, 2010	T1013038F	Miramar Labs, Inc.
MIRADRY	10	Australia	May 28, 2010	1387072	Registered	May 28, 2010	1387072	Miramar Labs, Inc.
MIRADRY and Design	10	Australia	May 28, 2010	1368120	Registered	May 28, 2010	1368120	Miramar Labs, Inc.
MIRAFRESH	10	Australia	February 5, 2016	1759410	Registered	February 5, 2016	1759410	Miramar Labs, Inc.
MIRAFRESH	10	Israel	February 5, 2016	283878	Filed			Miramar Labs, Inc.
MIRAFRESH	10	Mexico	February 5, 2016	M1729240	Registered	March 2, 2017	1727851	Miramar Labs, Inc.
MIRAFRESH	10	Singapore	February 5, 2016	40201605088R	Registered	August 11, 2016	40201605088R	Miramar Labs, Inc.
MIRAFRESH and Design	10	India	February 5, 2016	3333466	Filed			Miramar Labs, Inc. Body Incorporate

TITLE	TRADEMARK CLASS CODE LIST	COUNTRY	FILING DATE	SERIAL NUMBERR	STATUS	REGISTRATION DATE	REGISTRATION NUMBER	REGISTRANT
miramar labs	10	Singapore	September 4, 2008	T0901545E	Registered	October 22, 2009	T0901545E	Miramar Labs, Inc.
MIRAMAR LABS	10	Argentina	September 5, 2008	2854469	Registered	September 4, 2009	2312235	Miramar Labs, Inc.
MIRAMAR LABS	10	Brazil	September 8, 2008	829950141	Registered	November 27, 2012	829950141	Miramar Labs, Inc.
MIRAMAR LABS	10	Canada	September 5, 2008	1409665	Registered	August 18, 2011	TMA804784	Miramar Labs, Inc.
MIRAMAR LABS	10	Israel	September 5, 2008	214679	Registered	August 8, 2010		Miramar Labs, Inc.
MIRAMAR LABS	10	Kuwait	October 21, 2008	98641	Published			Miramar Labs Inc.
MIRAMAR LABS	10	Mexico	September 5, 2008	M959594	Registered	February 20, 2009	1086203	MIRAMAR LABS, INC.
MIRAMAR LABS	10	Qatar		53634	Published			Miramar Labs Inc.
MIRAMAR LABS	10	Saudi Arabia	September 6, 2008	142909943	Registered			Miramar Labs Inc.

TITLE	TRADEMARK CLASS CODE LIST	COUNTRY	FILING DATE	SERIAL NUMBERR	STATUS	REGISTRATION DATE	REGISTRATION NUMBER	REGISTRANT
MIRAMAR LABS	10	United Arab Emirates	September 7, 2008	119025	Published			Miramar Labs Inc.
MIRAMAR LABS	10	United States (Federal)	March 6, 2008	77415589	Registered	March 2, 2010	3755299	Miramar Labs, Inc. (Delaware Corp.)
MIRAMIR LABS	10	India	September 5, 2008	1728969	Registered	February 25, 2019		MIRAMAR LABS, INC Trading As : MIRAMAR LABS, INC Body Incorporate
MIRASMOOTH	10	Australia	February 5, 2016	1759500	Registered	February 5, 2016	1759500	Miramar Labs, Inc.
MIRASMOOTH	10	Israel	February 5, 2016	283903	Filed			Miramar Labs, Inc.
MIRASMOOTH	10	Mexico	February 5, 2016	M1729387	Registered	April 18, 2017	1744341	MIRAMAR LABS, INC.
MIRASMOOTH	10	Singapore	February 5, 2016	40201605119R	Registered			Miramar Labs, Inc.
mirawave	10	Singapore	May 17, 2010	T1007916Z	Registered	September 3, 2010	T1007916Z	Miramar Labs, Inc.
MIRAWAVE	10	Australia	May 17, 2010	1368049	Registered	May 17, 2010	1368049	Miramar Labs, Inc.

Docket No	Client Reference	Application No	Country	Relation Type	Application Date	National Filing Date	Patent No	Grant Date	Publication Date	Publication No	Current Owner	Title	Status	Next Tax Date	Expiration Date
MiraDry 12121-700.200	022USU1	13/563656	United States - (US)	Original Filing - (ORG)	7/31/2012		9314301	4/19/2016	2/7/2013	US-2013-0035680-A1	miraDry, Inc.	APPLICATOR AND TISSUE INTERFACE MODULE FOR DERMATOLOGICAL DEVICE	Granted - (G)	10/19/2023	7/31/2032
MiraDry 12121-700.300	022USC1	13/677633	United States - (US)	Continuation - (C)	11/15/2012		8469951	6/25/2013	3/21/2013	US-2013-0072925-A1	miraDry, Inc.	APPLICATOR AND TISSUE INTERFACE MODULE FOR DERMATOLOGICAL DEVICE	Granted - (G)	12/25/2020	7/31/2032
MiraDry 12121-700.301	022USC2	13/677648	United States - (US)	Continuation - (C)	11/15/2012		8535302	9/17/2013	3/21/2013	US-2013-0072930-A1	miraDry, Inc.	APPLICATOR AND TISSUE INTERFACE MODULE FOR DERMATOLOGICAL DEVICE	Granted - (G)	3/17/2021	7/31/2032
MiraDry 12121-700.302	022USC3	14/017070	United States - (US)	Continuation - (C)	9/3/2013		9028477	5/12/2015	1/2/2014	US-2014-0005645-A1	miraDry, Inc.	APPLICATOR AND TISSUE INTERFACE MODULE FOR DERMATOLOGICAL DEVICE	Granted - (G)	11/12/2022	7/31/2032
MiraDry 12121-700.303		16/444831	United States - (US)	Continuation - (C)	6/18/2019						miraDry, Inc.	APPLICATOR AND TISSUE INTERFACE MODULE FOR DERMATOLOGICAL DEVICE	Filed - (F)
MiraDry 12121-700.400	022USUD1	15/090273	United States - (US)	Division - (D)	4/4/2016		10321954	6/18/2019	7/28/2016	US-2016-0213426-A1	miraDry, Inc.	APPLICATOR AND TISSUE INTERFACE MODULE FOR DERMATOLOGICAL DEVICE	Granted - (G)	12/18/2022	7/31/2032
MiraDry 12121-700.CA0	023CAU1	2842797	Canada - (CA)	Original Filing - (ORG)	7/31/2012		2842797	9/24/2019			miraDry, Inc.	APPLICATOR AND TISSUE INTERFACE MODULE FOR DERMATOLOGICAL DEVICE	Granted - (G)	7/31/2020	7/31/2032
MiraDry 12121-700.CA1	024CAU1	2842794	Canada - (CA)	Original Filing - (ORG)	7/31/2012		2842794	9/17/2019			miraDry, Inc.	APPLICATOR AND TISSUE INTERFACE MODULE FOR DERMATOLOGICAL DEVICE	Granted - (G)	7/31/2020	7/31/2032
MiraDry 12121-700.CN0	023CNU1	201280048308.2	China P.R. - (CN)	Original Filing - (ORG)	7/31/2012		ZL201280048308.2	3/29/2017			miraDry, Inc.	APPLICATOR AND TISSUE INTERFACE MODULE FOR DERMATOLOGICAL DEVICE	Granted - (G)	7/31/2020	7/30/2032
MiraDry 12121-700.CN1	024CNU1	201280048302.5	China P.R. - (CN)	Original Filing - (ORG)	7/31/2012		ZL201280048302.5	9/17/2019			miraDry, Inc.	APPLICATOR AND TISSUE INTERFACE MODULE FOR DERMATOLOGICAL DEVICE	Granted - (G)	7/31/2020	7/30/2032
MiraDry 12121-700.CN2	023CNU2	201710145167.0	China P.R. - (CN)	Original Filing - (ORG)	7/31/2012				12/8/2017	CN 107441627 A	miraDry, Inc.	APPLICATOR AND TISSUE INTERFACE MODULE FOR DERMATOLOGICAL DEVICE	Filed - (F)
MiraDry 12121-700.EA0	023EAU1	201490397	Eurasian Patent Convention - (EA)	Original Filing - (ORG)	7/31/2012						Miramar Labs, Inc.	APPLICATOR AND TISSUE INTERFACE MODULE FOR DERMATOLOGICAL DEVICE	Filed - (F)
MiraDry 12121-700.EP0/BE	023BEU1	12820208.2	Belgium - (BE)	Original Filing - (ORG)	7/31/2012		2739228	8/23/2017			Miramar Labs, Inc.	APPLICATOR AND TISSUE INTERFACE MODULE FOR DERMATOLOGICAL DEVICE	Granted - (G)	7/31/2020	7/31/2032
MiraDry 12121-700.EP0/DE	023DEU1	12820208.2	Germany - (DE)	Original Filing - (ORG)	7/31/2012		2739228	8/23/2017			Miramar Labs, Inc.	APPLICATOR AND TISSUE INTERFACE MODULE FOR DERMATOLOGICAL DEVICE	Granted - (G)	7/31/2020	7/31/2032
MiraDry 12121-700.EP0/ES	023ESU1	12820208.2	Spain - (ES)	Original Filing - (ORG)	7/31/2012		2739228	8/23/2017			Miramar Labs, Inc.	APPLICATOR AND TISSUE INTERFACE MODULE FOR DERMATOLOGICAL DEVICE	Granted - (G)	7/31/2020	7/31/2032
MiraDry 12121-700.EP0/FR	023FRU1	12820208.2	France - (FR)	Original Filing - (ORG)	7/31/2012		2739228	8/23/2017			Miramar Labs, Inc.	APPLICATOR AND TISSUE INTERFACE MODULE FOR DERMATOLOGICAL DEVICE	Granted - (G)	7/31/2020	7/31/2032
MiraDry 12121-700.EP0/GB	023GBU1	12820208.2	Great Britain - (GB)	Original Filing - (ORG)	7/31/2012		2739228	8/23/2017			Miramar Labs, Inc.	APPLICATOR AND TISSUE INTERFACE MODULE FOR DERMATOLOGICAL DEVICE	Granted - (G)	7/31/2020	7/30/2032
MiraDry 12121-700.EP0/IT	023ITU1	12820208.2	Italy - (IT)	Original Filing - (ORG)	7/31/2012		2739228	8/23/2017			Miramar Labs, Inc.	APPLICATOR AND TISSUE INTERFACE MODULE FOR DERMATOLOGICAL DEVICE	Granted - (G)	7/31/2020	7/31/2032
MiraDry 12121-700.EP0/NL	023NLU1	12820208.2	Netherlands - (NL)	Original Filing - (ORG)	7/31/2012		2739228	8/23/2017			Miramar Labs, Inc.	APPLICATOR AND TISSUE INTERFACE MODULE FOR DERMATOLOGICAL DEVICE	Granted - (G)	7/31/2020	7/31/2032
MiraDry 12121-700.EP0/NO	023INOU1	12820208.2	Norway - (NO)	Original Filing - (ORG)	7/31/2012		2739228	8/23/2017			Miramar Labs, Inc.	APPLICATOR AND TISSUE INTERFACE MODULE FOR DERMATOLOGICAL DEVICE	Granted - (G)	7/31/2020	7/31/2032
MiraDry 12121-700.EP0/SE	023SEU1	12820208.2	Sweden - (SE)	Original Filing - (ORG)	7/31/2012		2739228	8/23/2017			Miramar Labs, Inc.	APPLICATOR AND TISSUE INTERFACE MODULE FOR DERMATOLOGICAL DEVICE	Granted - (G)	7/31/2020	7/31/2032
MiraDry 12121-700.EP1/DE	024DEU1	12819525.2	Germany - (DE)	Original Filing - (ORG)	7/31/2012		2739227	10/18/2017			Miramar Labs, Inc.	APPLICATOR AND TISSUE INTERFACE MODULE FOR DERMATOLOGICAL DEVICE	Granted - (G)	7/31/2020	7/31/2032
MiraDry 12121-700.EP1/ES	024ESU1	12819525.2	Spain - (ES)	Original Filing - (ORG)	7/31/2012		2739227	10/18/2017			Miramar Labs, Inc.	APPLICATOR AND TISSUE INTERFACE MODULE FOR DERMATOLOGICAL DEVICE	Granted - (G)	7/31/2020	7/31/2032
MiraDry 12121-700.EP1/FR	024FRU1	12819525.2	France - (FR)	Original Filing - (ORG)	7/31/2012		2739227	10/18/2017			Miramar Labs, Inc.	APPLICATOR AND TISSUE INTERFACE MODULE FOR DERMATOLOGICAL DEVICE	Granted - (G)	7/31/2020	7/31/2032
MiraDry 12121-700.EP1/GB	024GBU1	12819525.2	Great Britain - (GB)	Original Filing - (ORG)	7/31/2012		2739227	10/18/2017			Miramar Labs, Inc.	APPLICATOR AND TISSUE INTERFACE MODULE FOR DERMATOLOGICAL DEVICE	Granted - (G)	7/31/2020	7/30/2032
MiraDry 12121-700.EP1/IT	024ITU1	12819525.2	Italy - (IT)	Original Filing - (ORG)	7/31/2012		2739227	10/18/2017			Miramar Labs, Inc.	APPLICATOR AND TISSUE INTERFACE MODULE FOR DERMATOLOGICAL DEVICE	Granted - (G)	7/31/2020	7/31/2032
MiraDry 12121-700.EP1/NL	024NLU1	12819525.2	Netherlands - (NL)	Original Filing - (ORG)	7/31/2012		2739227	10/18/2017			Miramar Labs, Inc.	APPLICATOR AND TISSUE INTERFACE MODULE FOR DERMATOLOGICAL DEVICE	Granted - (G)	7/31/2020	7/31/2032
MiraDry 12121-700.EP2/BE		17175335.3	Belgium - (BE)	Division - (D)	6/9/2017		3295886	11/20/2019	3/21/2018	3295886	miraDry, Inc.	APPLICATOR AND TISSUE INTERFACE MODULE FOR DERMATOLOGICAL DEVICE	Granted - (G)	7/31/2020	7/31/2032
MiraDry 12121-700.EP2/DE		17175335.3	Germany - (DE)	Division - (D)	6/9/2017		3295886	11/20/2019	3/21/2018	3295886	miraDry, Inc.	APPLICATOR AND TISSUE INTERFACE MODULE FOR DERMATOLOGICAL DEVICE	Granted - (G)	7/31/2020	7/31/2032
MiraDry 12121-700.EP2/FR		17175335.3	France - (FR)	Division - (D)	6/9/2017		3295886	11/20/2019	3/21/2018	3295886	miraDry, Inc.	APPLICATOR AND TISSUE INTERFACE MODULE FOR DERMATOLOGICAL DEVICE	Granted - (G)	7/31/2020	7/31/2032
MiraDry 12121-700.EP2/GB		17175335.3	Great Britain - (GB)	Division - (D)	6/9/2017		3295886	11/20/2019	3/21/2018	3295886	miraDry, Inc.	APPLICATOR AND TISSUE INTERFACE MODULE FOR DERMATOLOGICAL DEVICE	Granted - (G)	7/31/2020	7/30/2032
MiraDry 12121-700.EP2/NL		17175335.3	Netherlands - (NL)	Division - (D)	6/9/2017		3295886	11/20/2019	3/21/2018	3295886	miraDry, Inc.	APPLICATOR AND TISSUE INTERFACE MODULE FOR DERMATOLOGICAL DEVICE	Granted - (G)	7/31/2020	7/31/2032
MiraDry 12121-700.EP2/SE		17175335.3	Sweden - (SE)	Division - (D)	6/9/2017		3295886	11/20/2019	3/21/2018	3295886	miraDry, Inc.	APPLICATOR AND TISSUE INTERFACE MODULE FOR DERMATOLOGICAL DEVICE	Granted - (G)	7/31/2020	7/31/2032
MiraDry 12121-700.EP3	024EUD2	19197057.3	European Patent Convention - (EP)	Division - (D)	7/31/2012	9/12/2019					miraDry, Inc.	APPLICATOR AND TISSUE INTERFACE MODULE FOR DERMATOLOGICAL DEVICE	Filed - (F)	7/31/2020
MiraDry 12121-700.HK0	023HKU1	14111853.7	Hong Kong - (HK)	Original Filing - (ORG)	7/31/2012	11/24/2014	HK1198323	7/6/2018			miraDry, Inc.	APPLICATOR AND TISSUE INTERFACE MODULE FOR DERMATOLOGICAL DEVICE	Granted - (G)	7/31/2021	7/31/2032

MiraDry 12121-700.HK1	024HKU1	14111852.8	Hong Kong - (HK)	Original Filing - (ORG)	7/31/2012	11/24/2014	HK1198322	8/24/2018			miraDry, Inc.	APPLICATOR AND TISSUE INTERFACE MODULE FOR DERMATOLOGICAL DEVICE	Granted - (G)	7/31/2022	7/31/2032
MiraDry 12121-700.HK2	024HKU2	18107462.4	Hong Kong - (HK)	Original Filing - (ORG)	7/31/2012	6/7/2018			10/5/2018	HK1247883	miraDry, Inc.	APPLICATOR AND TISSUE INTERFACE MODULE FOR DERMATOLOGICAL DEVICE	Filed - (F)	7/31/2024
MiraDry 12121-700.JP0	023JPU1	2014-524030	Japan - (JP)	Original Filing - (ORG)	7/31/2012		6087353	2/10/2017	9/22/2014		Miramar Labs, Inc.	APPLICATOR AND TISSUE INTERFACE MODULE FOR DERMATOLOGICAL DEVICE	Granted - (G)	2/10/2021	7/31/2032
MiraDry 12121-700.JP1	024JPU1	2014-524026	Japan - (JP)	Original Filing - (ORG)	7/31/2012		6140702	5/12/2017			Miramar Labs, Inc.	APPLICATOR AND TISSUE INTERFACE MODULE FOR DERMATOLOGICAL DEVICE	Granted - (G)	5/12/2021	7/31/2032
MiraDry 12121-700.JP2	024JPD1	2017-91369	Japan - (JP)	Division - (D)	7/31/2012		6499711	3/22/2019			Miramar Labs, Inc.	APPLICATOR AND TISSUE INTERFACE MODULE FOR DERMATOLOGICAL DEVICE	Granted - (G)	3/22/2022	7/31/2032
MiraDry 12121-700.JP3	024JPD2	2019-048132	Japan - (JP)	Division - (D)	7/31/2012				6/27/2019	2019-103871	Miramar Labs, Inc.	APPLICATOR AND TISSUE INTERFACE MODULE FOR DERMATOLOGICAL DEVICE	Filed - (F)
MiraDry 12121-700.KR0	023KRU1	10-2014-7005496	Republic of Korea - (KR)	Original Filing - (ORG)	7/31/2012		10-2006440	7/26/2019			miraDry, Inc.	APPLICATOR AND TISSUE INTERFACE MODULE FOR DERMATOLOGICAL DEVICE	Granted - (G)	7/26/2022	7/31/2032
MiraDry 12121-700.KR1	024KRU1	10-2014-7005497	Republic of Korea - (KR)	Original Filing - (ORG)	7/31/2012		10-2006441	7/26/2019			Miramar Labs, Inc.	SYSTEMS, APPARATUS, METHODS AND PROCEDURES FOR THE NONINVASIVE TREATMENT OF TISSUE USING MICROWAVE ENERGY	Granted - (G)	7/26/2022	7/31/2032
MiraDry 12121-701.200	010USU1	12/107025	United States - (US)	Continuation-In-Part - (P)	4/21/2008		9427285	8/30/2016			Miramar Labs, Inc.	SYSTEMS AND METHODS FOR CREATING AN EFFECT USING MICROWAVE ENERGY TO SPECIFIED TISSUE	Granted - (G)	2/28/2024	7/28/2031
MiraDry 12121-701.300	09USU1	13/246341	United States - (US)	Continuation - (C)	9/27/2011		8401668	3/19/2013			Miramar Labs, Inc.	SYSTEMS AND METHODS FOR CREATING AN EFFECT USING MICROWAVE ENERGY TO SPECIFIED TISSUE	Granted - (G)	9/19/2020	4/18/2028
MiraDry 12121-701.301	09USC1	15/288949	United States - (US)	Continuation - (C)	10/7/2016		10463429	11/5/2019			Miramar Technologies, Inc.	METHODS, DEVICES, AND SYSTEMS FOR NON-INVASIVE DELIVERY OF MICROWAVE THERAPY	Granted - (G)	5/5/2023	4/18/2028
MiraDry 12121-701.305	010USC3	15/252109	United States - (US)	Continuation - (C)	8/30/2016		10166072	1/1/2019			Miramar Technologies, Inc.	SYSTEMS AND METHODS FOR CREATING AN EFFECT USING MICROWAVE ENERGY TO SPECIFIED TISSUE	Granted - (G)	7/1/2022	4/18/2028
MiraDry 12121-701.306	008USC1	15/406496	United States - (US)	Continuation - (C)	1/13/2017				11/30/2017	US-2017-0340384-A1	Miramar Technologies, Inc.	SYSTEMS AND METHODS FOR CREATING AN EFFECT USING MICROWAVE ENERGY TO SPECIFIED TISSUE	Filed - (F)
MiraDry 12121-701.308		16/237494	United States - (US)	Continuation - (C)	12/31/2018				5/9/2019	US-2019-0133684-A1	Miramar Technologies, Inc.	SYSTEMS AND METHODS FOR CREATING AN EFFECT USING MICROWAVE ENERGY TO SPECIFIED TISSUE	Filed - (F)
MiraDry 12121-701.309		16/673665	United States - (US)	Continuation - (C)	11/4/2019							METHODS, DEVICES, AND SYSTEMS FOR NON-INVASIVE DELIVERY OF MICROWAVE THERAPY	Filed - (F)
MiraDry 12121-701.BR0	006BRU1	PI0810066-7	Brazil - (BR)	Original Filing - (ORG)	4/18/2008				5/5/2015		Miramar Technologies, Inc.	SYSTEMS AND METHODS FOR CREATING AN EFFECT USING MICROWAVE ENERGY TO SPECIFIED TISSUE	Filed - (F)	4/18/2021
MiraDry 12121-701.CN0	006CNU1	200880020760.1	China P.R. - (CN)	Original Filing - (ORG)	4/18/2008		ZL200880020760.1	8/17/2016			miraDry, Inc.	SYSTEMS AND METHODS FOR CREATING AN EFFECT USING MICROWAVE ENERGY TO SPECIFIED TISSUE	Granted - (G)	4/18/2021	4/17/2028
MiraDry 12121-701.EP0/DE	006DEU1	08746358.4	Germany - (DE)	Original Filing - (ORG)	4/18/2008		602008033705.7	8/6/2014		2142128	Miramar Labs, Inc.	SYSTEMS AND METHODS FOR CREATING AN EFFECT USING MICROWAVE ENERGY TO SPECIFIED TISSUE	Granted - (G)	4/30/2022	4/18/2028
MiraDry 12121-701.EP0/ES	006ESU1	08746358.4	Spain - (ES)	Original Filing - (ORG)	4/18/2008		2142128	8/6/2014			Miramar Labs, Inc.	SYSTEMS AND METHODS FOR CREATING AN EFFECT USING MICROWAVE ENERGY TO SPECIFIED TISSUE	Granted - (G)	4/30/2021	4/18/2028
MiraDry 12121-701.EP0/FR	006FRU1	08746358.4	France - (FR)	Original Filing - (ORG)	4/18/2008		2142128	8/6/2014			Miramar Labs, Inc.	SYSTEMS AND METHODS FOR CREATING AN EFFECT USING MICROWAVE ENERGY TO SPECIFIED TISSUE	Granted - (G)	4/30/2021	4/18/2028
MiraDry 12121-701.EP0/GB	006GBU1	08746358.4	Great Britain - (GB)	Original Filing - (ORG)	4/18/2008		2142128	8/6/2014			Miramar Labs, Inc.	SYSTEMS AND METHODS FOR CREATING AN EFFECT USING MICROWAVE ENERGY TO SPECIFIED TISSUE	Granted - (G)	4/30/2021	4/17/2028
MiraDry 12121-701.EP0/IT	006ITU1	08746358.4	Italy - (IT)	Original Filing - (ORG)	4/18/2008		2142128	8/6/2014			Miramar Labs, Inc.	SYSTEMS AND METHODS FOR CREATING AN EFFECT USING MICROWAVE ENERGY TO SPECIFIED TISSUE	Granted - (G)	4/30/2021	4/18/2028
MiraDry 12121-701.EP0/NL	006NLU1	08746358.4	Netherlands - (NL)	Original Filing - (ORG)	4/18/2008		2142128	8/6/2014			Miramar Labs, Inc.	SYSTEMS AND METHODS FOR CREATING AN EFFECT USING MICROWAVE ENERGY TO SPECIFIED TISSUE	Granted - (G)	4/30/2021	4/18/2028
MiraDry 12121-701.EP1/DE	009DEU1	08746364.2	Germany - (DE)	Original Filing - (ORG)	4/18/2008		602008030614.3	3/5/2014		2142125	Miramar Labs, Inc.	SYSTEMS AND METHODS FOR CREATING AN EFFECT USING MICROWAVE ENERGY TO SPECIFIED TISSUE	Granted - (G)	4/30/2021	4/18/2028
MiraDry 12121-701.EP1/ES	009ESU1	08746364.2	Spain - (ES)	Original Filing - (ORG)	4/18/2008		2142125	3/5/2014			Miramar Labs, Inc.	SYSTEMS AND METHODS FOR CREATING AN EFFECT USING MICROWAVE ENERGY TO SPECIFIED TISSUE	Granted - (G)	4/30/2020	4/18/2028
MiraDry 12121-701.EP1/FR	009FRU1	08746364.2	France - (FR)	Original Filing - (ORG)	4/18/2008		2142125	3/5/2014			Miramar Labs, Inc.	SYSTEMS AND METHODS FOR CREATING AN EFFECT USING MICROWAVE ENERGY TO SPECIFIED TISSUE	Granted - (G)	4/30/2020	4/18/2028
MiraDry 12121-701.EP1/GB	009GBU1	08746364.2	Great Britain - (GB)	Original Filing - (ORG)	4/18/2008		2142125	3/5/2014			Miramar Labs, Inc.	SYSTEMS AND METHODS FOR CREATING AN EFFECT USING MICROWAVE ENERGY TO SPECIFIED TISSUE	Granted - (G)	4/30/2020	4/17/2028
MiraDry 12121-701.EP1/IT	009ITU1	08746364.2	Italy - (IT)	Original Filing - (ORG)	4/18/2008		2142125	3/5/2014			Miramar Labs, Inc.	SYSTEMS AND METHODS FOR CREATING AN EFFECT USING MICROWAVE ENERGY TO SPECIFIED TISSUE	Granted - (G)	4/30/2020	4/18/2028
MiraDry 12121-701.EP1/NL	009NLU1	08746364.2	Netherlands - (NL)	Original Filing - (ORG)	4/18/2008		2142125	3/5/2014			Miramar Labs, Inc.	SYSTEMS AND METHODS FOR CREATING AN EFFECT USING MICROWAVE ENERGY TO SPECIFIED TISSUE	Granted - (G)	4/30/2020	4/18/2028
MiraDry 12121-701.EP3/HK	007HKU2	13106664.7	Hong Kong - (HK)	Division - (D)	4/18/2008	6/5/2013			10/4/2013		Miramar Labs, Inc.	APPARATUS FOR REDUCING SWEAT PRODUCTION	Filed - (F)	4/18/2021
MiraDry 12121-701.EP4/DE	009EUD1	14157719.7	Germany - (DE)	Original Filing - (ORG)	4/18/2008		602008043683.7	4/13/2016		2767308	Miramar Technologies, Inc.	DEVICES, AND SYSTEMS FOR NON-INVASIVE DELIVERY OF MICROWAVE THERAPY	Granted - (G)	4/30/2021	4/18/2028
MiraDry 12121-701.EP4/FR	009FRD1	14157719.7	France - (FR)	Original Filing - (ORG)	4/18/2008		2767308	4/13/2016			miraDry, Inc.	DEVICES, AND SYSTEMS FOR NON-INVASIVE DELIVERY OF MICROWAVE THERAPY	Granted - (G)	4/30/2021	4/18/2028
MiraDry 12121-701.EP4/GB	009GBD1	14157719.7	Great Britain - (GB)	Original Filing - (ORG)	4/18/2008		2767308	4/13/2016			miraDry, Inc.	DEVICES, AND SYSTEMS FOR NON-INVASIVE DELIVERY OF MICROWAVE THERAPY	Granted - (G)	4/30/2021	4/17/2028
MiraDry 12121-701.EP4/NL	009NLD1	14157719.7	Netherlands - (NL)	Original Filing - (ORG)	4/18/2008		2767308	4/13/2016			miraDry, Inc.	DEVICES, AND SYSTEMS FOR NON-INVASIVE DELIVERY OF MICROWAVE THERAPY	Granted - (G)	4/30/2021	4/18/2028
MiraDry 12121-701.EP5/DE	006EUD1	14179712.6	Germany - (DE)	Original Filing - (ORG)	4/18/2008		602008055494.5	5/30/2018		2837351	Miramar Labs, Inc.	SYSTEMS FOR CREATING AN EFFECT USING MICROWAVE ENERGY TO SPECIFIED TISSUE	Granted - (G)	4/30/2021	4/18/2028
MiraDry 12121-701.EP5/FR	006FRD1	14179712.6	France - (FR)	Original Filing - (ORG)	4/18/2008		2837351	5/30/2018		2837351	Miramar Labs, Inc.	SYSTEMS FOR CREATING AN EFFECT USING MICROWAVE ENERGY TO SPECIFIED TISSUE	Granted - (G)	4/30/2021	4/18/2028

MiraDry 12121-701.EP5/GB	006GBD1	14179712.6	Great Britain - (GB)	Original Filing - (ORG)	4/18/2008		2837351	5/30/2018			Miramar Labs, Inc.	SYSTEMS FOR CREATING AN EFFECT USING MICROWAVE ENERGY TO SPECIFIED TISSUE	Granted - (G)	4/30/2021	4/17/2028
MiraDry 12121-701.EP5/NL	006NLD1	14179712.6	Netherlands - (NL)	Original Filing - (ORG)	4/18/2008		2837351	5/30/2018			Miramar Labs, Inc.	SYSTEMS FOR CREATING AN EFFECT USING MICROWAVE ENERGY TO SPECIFIED TISSUE	Granted - (G)	4/30/2021	4/18/2028
MiraDry 12121-701.HK0	006HKU1	10110420.7	Hong Kong - (HK)	Original Filing - (ORG)	4/18/2008		HK1143730	11/3/2017			Miramar Technologies, Inc.	SYSTEMS AND METHODS FOR CREATING AN EFFECT USING MICROWAVE ENERGY TO SPECIFIED TISSUE	Granted - (G)	4/18/2021	4/18/2028
MiraDry 12121-701.HK5	006HKD1	15107911.4	Hong Kong - (HK)	Original Filing - (ORG)	8/17/2015		HK1207277	10/19/2018	1/29/2016		Miramar Technologies, Inc.	SYSTEMS AND METHODS FOR CREATING AN EFFECT USING MICROWAVE ENERGY TO SPECIFIED TISSUE	Granted - (G)	4/18/2022	4/18/2028
MiraDry 12121-701.IN0	006INU1	6660/DELNP/2009	India - (IN)	Original Filing - (ORG)	4/18/2008		309764	3/25/2019			Miramar Technologies, Inc.	SYSTEMS AND METHODS FOR CREATING AN EFFECT USING MICROWAVE ENERGY TO SPECIFIED TISSUE	Granted - (G)	4/18/2021	4/18/2028
MiraDry 12121-701.JP0	006JPU1	2010-504296	Japan - (JP)	Original Filing - (ORG)	4/18/2008		5543332	5/16/2014			Miramar Labs, Inc.	SYSTEMS AND METHODS FOR CREATING AN EFFECT USING MICROWAVE ENERGY TO SPECIFIED TISSUE	Granted - (G)	5/16/2021	4/18/2028
MiraDry 12121-701.JP3	007JPD1	2013-111491	Japan - (JP)	Division - (D)	5/28/2013		6100613	3/3/2017			Miramar Labs, Inc.	METHODS AND APPARATUS FOR REDUCING SWEAT PRODUCTION	Granted - (G)	3/3/2021	4/18/2028
MiraDry 12121-701.JP4	009JPD1	2013-120517	Japan - (JP)	Division - (D)	4/18/2008		5781122	7/24/2015			Miramar Labs, Inc.	METHODS, DEVICES, AND SYSTEMS FOR NON-INVASIVE DELIVERY OF MICROWAVE THERAPY	Granted - (G)	7/24/2020	4/18/2028
MiraDry 12121-701.JP5	006JPD1	2014-96614	Japan - (JP)	Division - (D)	4/18/2008		5909522	4/1/2016			Miramar Labs, Inc.	SYSTEMS AND METHODS FOR CREATING AN EFFECT USING MICROWAVE ENERGY TO SPECIFIED TISSUE	Granted - (G)	4/1/2021	4/18/2028
MiraDry 12121-701.JP6	006JPD2	2016-63521	Japan - (JP)	Division - (D)	4/18/2008		6425679	11/2/2018			Miramar Labs, Inc.	SYSTEMS AND METHODS FOR CREATING AN EFFECT USING MICROWAVE ENERGY TO SPECIFIED TISSUE	Granted - (G)	11/2/2021	4/18/2028
MiraDry 12121-701.JP7	006JPD3	2018-78131	Japan - (JP)	Division - (D)	4/18/2008				8/16/2018	2018-126576	Miramar Labs, Inc.	SYSTEMS AND METHODS FOR CREATING AN EFFECT USING MICROWAVE ENERGY TO SPECIFIED TISSUE	Filed - (F)
MiraDry 12121-701.RU0	006RUU1	2009142599	Russian Federation - (RU)	Original Filing - (ORG)	4/18/2008		2523620	7/20/2014			Miramar Technologies, Inc.	SYSTEMS AND METHODS FOR CREATING AN EFFECT USING MICROWAVE ENERGY TO SPECIFIED TISSUE	Granted - (G)	4/18/2021	4/18/2028
MiraDry 12121-701.US2	007USU1	12/450859	United States - (US)	Original Filing - (ORG)	4/18/2008	10/16/2009	9149331	10/6/2015			Miramar Technologies, Inc.	METHODS AND APPARATUS FOR REDUCING SWEAT PRODUCTION	Granted - (G)	4/6/2023	1/8/2030
MiraDry 12121-703.300	012USC1	13/246820	United States - (US)	Continuation - (C)	9/27/2011		8406894	3/26/2013	1/26/2012	US-2012-0022622-A1	miraDry, Inc.	SYSTEMS, APPARATUS, METHODS AND PROCEDURES FOR THE NONINVASIVE TREATMENT OF TISSUE USING MICROWAVE ENERGY	Granted - (G)	9/26/2020	4/18/2028
MiraDry 12121-703.301	012USC2	13/772238	United States - (US)	Continuation - (C)	2/20/2013		8825176	9/2/2014	6/27/2013	US-2013-0166003-A1	miraDry, Inc.	APPARATUS FOR THE NONINVASIVE TREATMENT OF TISSUE USING MICROWAVE ENERGY	Granted - (G)	3/2/2022	4/18/2028
MiraDry 12121-703.302	012USC3	15/667461	United States - (US)	Continuation - (C)	8/2/2017				7/19/2018	US-2018-0199994-A1	miraDry, Inc.	SYSTEMS, APPARATUS, METHODS AND PROCEDURES FOR THE NON-INVASIVE TREATMENT OF TISSUE USING MICROWAVE ENERGY	Filed - (F)
miraDry 12121-703.AU0	012BAUU1	2008335715	Australia - (AU)	Original Filing - (ORG)	12/12/2008		2008335715	5/8/2014			Miramar Labs, Inc.	SYSTEMS, APPARATUS, METHODS AND PROCEDURES FOR THE NONINVASIVE TREATMENT OF TISSUE USING MICROWAVE ENERGY	Granted - (G)	12/12/2020	12/12/2028
miraDry 12121-703.BR0	012BRU1	PI0820706-2	Brazil - (BR)	Original Filing - (ORG)	12/12/2008	11/6/2010			6/16/2015		Miramar Labs, Inc.	SYSTEMS, APPARATUS, METHODS AND PROCEDURES FOR THE NONINVASIVE TREATMENT OF TISSUE USING MICROWAVE ENERGY	Filed - (F)	12/12/2020
miraDry 12121-703.CA0	012BCAU1	2708765	Canada - (CA)	Original Filing - (ORG)	12/12/2008		2708765	1/8/2019			Miramar Labs, Inc.	SYSTEMS, APPARATUS, METHODS AND PROCEDURES FOR THE NONINVASIVE TREATMENT OF TISSUE USING MICROWAVE ENERGY	Granted - (G)	12/12/2020	12/12/2028
miraDry 12121-703.CN0	012BCNU1	200880126637.8	China P.R. - (CN)	Original Filing - (ORG)	12/12/2008		ZL200880126637.8	3/25/2015			Miramar Labs, Inc.	SYSTEMS, APPARATUS, METHODS AND PROCEDURES FOR THE NONINVASIVE TREATMENT OF TISSUE USING MICROWAVE ENERGY	Granted - (G)	12/12/2020	12/11/2028
miraDry 12121-703.CN1	012BCND1	201510013609.7	China P.R. - (CN)	Division - (D)	12/12/2008		ZL201510013609.7	9/12/2017			Miramar Labs, Inc.	SYSTEMS, APPARATUS, METHODS AND PROCEDURES FOR THE NONINVASIVE TREATMENT OF TISSUE USING MICROWAVE ENERGY	Granted - (G)	12/12/2020	12/11/2028
miraDry 12121-703.EP0/DE	012DEU1	08859299.3	Germany - (DE)	Original Filing - (ORG)	12/12/2008		602008030887.1	3/12/2014		2231274	Miramar Labs, Inc.	SYSTEMS, APPARATUS, METHODS AND PROCEDURES FOR THE NONINVASIVE TREATMENT OF TISSUE USING MICROWAVE ENERGY	Granted - (G)	12/31/2020	12/12/2028
miraDry 12121-703.EP0/ES	012ESU1	08859299.3	Spain - (ES)	Original Filing - (ORG)	12/12/2008		2231274	3/12/2014			Miramar Labs, Inc.	SYSTEMS, APPARATUS, METHODS AND PROCEDURES FOR THE NONINVASIVE TREATMENT OF TISSUE USING MICROWAVE ENERGY	Granted - (G)	12/31/2020	12/12/2028
miraDry 12121-703.EP0/FR	012FRU1	08859299.3	France - (FR)	Original Filing - (ORG)	12/12/2008		2231274	3/12/2014			Miramar Labs, Inc.	SYSTEMS, APPARATUS, METHODS AND PROCEDURES FOR THE NONINVASIVE TREATMENT OF TISSUE USING MICROWAVE ENERGY	Granted - (G)	12/31/2020	12/12/2028
miraDry 12121-703.EP0/GB	012GBU1	08859299.3	Great Britain - (GB)	Original Filing - (ORG)	12/12/2008		2231274	3/12/2014			Miramar Labs, Inc.	SYSTEMS, APPARATUS, METHODS AND PROCEDURES FOR THE NONINVASIVE TREATMENT OF TISSUE USING MICROWAVE ENERGY	Granted - (G)	12/31/2020	12/11/2028
miraDry 12121-703.EP0/IT	012ITU1	08859299.3	Italy - (IT)	Original Filing - (ORG)	12/12/2008		2231274	3/12/2014			Miramar Labs, Inc.	SYSTEMS, APPARATUS, METHODS AND PROCEDURES FOR THE NONINVASIVE TREATMENT OF TISSUE USING MICROWAVE ENERGY	Granted - (G)	12/31/2020	12/12/2028
miraDry 12121-703.EP0/NL	012NLU1	08859299.3	Netherlands - (NL)	Original Filing - (ORG)	12/12/2008		2231274	3/12/2014			Miramar Labs, Inc.	SYSTEMS, APPARATUS, METHODS AND PROCEDURES FOR THE NONINVASIVE TREATMENT OF TISSUE USING MICROWAVE ENERGY	Granted - (G)	12/31/2020	12/12/2028
miraDry 12121-703.EP1/DE	012DED1	14158799.8	Germany - (DE)	Division - (D)	12/12/2008		602008054470.2	3/14/2018		2762199	Miramar Labs, Inc.	SYSTEMS, APPARATUS, METHODS AND PROCEDURES FOR THE NONINVASIVE TREATMENT OF TISSUE USING MICROWAVE ENERGY	Granted - (G)	12/31/2020	12/12/2028
miraDry 12121-703.EP1/FR	012FRD1	14158799.8	France - (FR)	Division - (D)	12/12/2008		2762199	3/14/2018			Miramar Labs, Inc.	SYSTEMS, APPARATUS, METHODS AND PROCEDURES FOR THE NONINVASIVE TREATMENT OF TISSUE USING MICROWAVE ENERGY	Granted - (G)	12/31/2020	12/12/2028

miraDry 12121-703.EP1/GB	012GBD1	14158799.8	Great Britain - (GB)	Division - (D)	12/12/2008		2762199	3/14/2018			Miramar Labs, Inc.	SYSTEMS, APPARATUS, METHODS AND PROCEDURES FOR THE NONINVASIVE TREATMENT OF TISSUE USING MICROWAVE ENERGY	Granted - (G)	12/31/2020	12/11/2028
miraDry 12121-703.EP1/NL	012NLD1	14158799.8	Netherlands - (NL)	Division - (D)	12/12/2008		2762199	3/14/2018			Miramar Labs, Inc.	SYSTEMS, APPARATUS, METHODS AND PROCEDURES FOR THE NONINVASIVE TREATMENT OF TISSUE USING MICROWAVE ENERGY	Granted - (G)	12/31/2020	12/12/2028
miraDry 12121-703.EP2		18155849.5	European Patent Convention - (EP)	Division - (D)	12/12/2008				10/24/2018	3391846	Miramar Labs, Inc.	SYSTEMS, APPARATUS, METHODS AND PROCEDURES FOR THE NONINVASIVE TREATMENT OF TISSUE USING MICROWAVE ENERGY	Filed - (F)	12/31/2020
miraDry 12121-703.HK0	012HKU1	11102542.6	Hong Kong - (HK)	Original Filing - (ORG)	12/12/2008		1148492	10/10/2014			Miramar Labs, Inc.	SYSTEMS, APPARATUS, METHODS AND PROCEDURES FOR THE NONINVASIVE TREATMENT OF TISSUE USING MICROWAVE ENERGY	Granted - (G)	12/12/2020	12/12/2028
miraDry 12121-703.HK2	012HKD2	19122824.6	Hong Kong - (HK)	Original Filing - (ORG)	12/12/2008				1/31/2020	1263207A	Miramar Labs, Inc.	SYSTEMS, APPARATUS, METHODS AND PROCEDURES FOR THE NONINVASIVE TREATMENT OF TISSUE USING MICROWAVE ENERGY	Filed - (F)	12/12/2025
miraDry 12121-703.JP0	012JPU1	2010-537968	Japan - (JP)	Original Filing - (ORG)	12/12/2008		5545668	5/23/2014			Miramar Labs, Inc.	SYSTEMS, APPARATUS, METHODS AND PROCEDURES FOR THE NONINVASIVE TREATMENT OF TISSUE USING MICROWAVE ENERGY	Granted - (G)	5/23/2021	12/12/2028
miraDry 12121-703.JP1	012JPD1	2014-95998	Japan - (JP)	Division - (D)	12/12/2008		5978245	7/29/2016			Miramar Labs, Inc.	SYSTEMS, APPARATUS, METHODS AND PROCEDURES FOR THE NONINVASIVE TREATMENT OF TISSUE USING MICROWAVE ENERGY	Granted - (G)	7/29/2020	12/12/2028
miraDry 12121-703.JP2	012JPD2	2016-145299	Japan - (JP)	Division - (D)	12/12/2008		6320470	4/13/2018			Miramar Labs, Inc.	SYSTEMS, APPARATUS, METHODS AND PROCEDURES FOR THE NONINVASIVE TREATMENT OF TISSUE USING MICROWAVE ENERGY	Granted - (G)	4/13/2021	12/12/2028
miraDry 12121-703.KR0	012KRU1	10-2010-7015424	Republic of Korea - (KR)	Original Filing - (ORG)	12/12/2008		10-1654863	8/31/2016			Miramar Labs, Inc.	SYSTEMS, APPARATUS, METHODS AND PROCEDURES FOR THE NONINVASIVE TREATMENT OF TISSUE USING MICROWAVE ENERGY	Granted - (G)	8/31/2020	12/12/2028
miraDry 12121-703.KR1	012KRD1	10-2016-7024102	Republic of Korea - (KR)	Division - (D)	12/12/2008		10-1826243	1/31/2018			Miramar Labs, Inc.	SYSTEMS, APPARATUS, METHODS AND PROCEDURES FOR THE NONINVASIVE TREATMENT OF TISSUE USING MICROWAVE ENERGY	Granted - (G)	1/31/2021	12/12/2028
miraDry 12121-703.KR2	012KRD2	10-2018-7003086	Republic of Korea - (KR)	Division - (D)	12/12/2008		10-2052152	11/28/2019	2/7/2018	10-2018-0014254	Miramar Labs, Inc.	A DISPOSABLE MEDICAL APPARATUS FOR USE WITH AN APPLICATOR WHICH RADIATES MICROWAVE ENERGY	Granted - (G)	11/28/2022	12/12/2028
miraDry 12121-703.MX0	012MXU1	MX/a/2010/006363	Mexico - (MX)	Original Filing - (ORG)	12/12/2008		307094	1/30/2013			Miramar Labs, Inc.	SYSTEMS, APPARATUS, METHODS AND PROCEDURES FOR THE NONINVASIVE TREATMENT OF TISSUE USING MICROWAVE ENERGY	Granted - (G)	12/12/2023	12/12/2028
miraDry 12121-703.SG1	012SGD1	2012090429	Singapore - (SG)	Division - (D)	12/12/2008		186642	6/21/2016			Miramar Labs, Inc.	SYSTEMS, APPARATUS, METHODS AND PROCEDURES FOR THE NONINVASIVE TREATMENT OF TISSUE USING MICROWAVE ENERGY	Granted - (G)	12/12/2020	12/12/2028
MiraDry 12121-703.US0	012USU1	12/747538	United States - (US)	Original Filing - (ORG)	12/12/2008	6/11/2010	8688228	4/1/2014	10/21/2010	US-2010-0268220-A1	Miramar Technologies, Inc.	SYSTEMS, APPARATUS, METHODS AND PROEDURES FOR THE NONINVASIVE TREATMENT OF TISSUE USING MICROWAVE ENERGY	Granted - (G)	10/1/2021	10/21/2029
MiraDry 12121-704.300	014USU1	15/005892	United States - (US)	Continuation - (C)	1/25/2016				5/19/2016	US-2016-013588-A1	Miramar Technologies, Inc.	SYSTEMS, APPARATUS, METHODS AND PROCEDURES FOR THE NONINVASIVE TREATMENT OF TISSUE USING MICROWAVE ENERGY	Filed - (F)
MiraDry 12121-704.EP1	014EUD1	15150975.9	European Patent Convention - (EP)	Division - (D)	4/17/2009	3/27/2015					Miramar Technologies, Inc.	SYSTEMS, APPARATUS, METHODS AND PROCEDURES FOR THE NONINVASIVE TREATMENT OF TISSUE USING MICROWAVE ENERGY	Filed - (F)	4/30/2021
MiraDry 12121-704.HK0	014HKU1	11107122.3	Hong Kong - (HK)	Original Filing - (ORG)	7/11/2011				3/16/2012	1152853	miraDry, Inc.	SYSTEMS, APPARATUS, METHODS AND PROCEDURES FOR THE NONINVASIVE TREATMENT OF TISSUE USING MICROWAVE ENERGY	Filed - (F)	4/17/2021
MiraDry 12121-704.HK1	014HKD1	16101879.6	Hong Kong - (HK)	Division - (D)	4/17/2009	7/11/2011			7/22/2016	1214109	miraDry, Inc.	SYSTEMS, APPARATUS, METHODS AND PROCEDURES FOR THE NONINVASIVE TREATMENT OF TISSUE USING MICROWAVE ENERGY	Filed - (F)	4/17/2022
MiraDry 12121-704.JP1	014JPD1	2013-222012	Japan - (JP)	Division - (D)	4/17/2009		5827291	10/23/2015			Miramar Technologies, Inc.	SYSTEMS, APPARATUS, METHODS AND PROEDURES FOR THE NONINVASIVE TREATMENT OF TISSUE USING MICROWAVE ENERGY	Granted - (G)	10/23/2020	4/17/2029
MiraDry 12121-704.US0	014USU1	12/988165	United States - (US)	Original Filing - (ORG)	4/17/2009	10/15/2010	9241763	1/26/2016			miraDry, Inc.	SYSTEMS, APPARATUS, METHODS AND PROCEDURES FOR THE NONINVASIVE TREATMENT OF TISSUE USING MICROWAVE ENERGY	Granted - (G)	7/26/2023	3/10/2031
MiraDry 12121-705.AU0	016AUU1	2009308088	Australia - (AU)	Original Filing - (ORG)	10/22/2009	4/29/2010	2009308088	11/24/2016			miraDry, Inc.	SYSTEMS, APPARATUS, METHODS, AND PROCEDURES FOR THE NON-INVASIVE TREATMENT OF TISSUE USING MICROWAVE ENERGY	Granted - (G)	10/22/2020	10/22/2029
MiraDry 12121-705.CA0	016CAU1	2741109	Canada - (CA)	Original Filing - (ORG)	10/22/2009		2741109	5/21/2019			miraDry, Inc.	SYSTEMS, APPARATUS, METHODS, AND PROCEDURES FOR THE NON-INVASIVE TREATMENT OF TISSUE USING MICROWAVE ENERGY	Granted - (G)	10/22/2020	10/22/2029
MiraDry 12121-705.CA1	016CAD1	3038950	Canada - (CA)	Division - (D)	10/22/2009				4/29/2010		miraDry, Inc.	SYSTEMS, APPARATUS, METHODS, AND PROCEDURES FOR THE NON-INVASIVE TREATMENT OF TISSUE USING MICROWAVE ENERGY	Filed - (F)	10/22/2020
MiraDry 12121-705.EP0/DE	016DEU1	09822332.4	Germany - (DE)	Original Filing - (ORG)	10/22/2009		602009032714.3	8/5/2015		2349167	Miramar Labs, Inc.	SYSTEMS, APPARATUS, METHODS, AND PROCEDURES FOR THE NON-INVASIVE TREATMENT OF TISSUE USING MICROWAVE ENERGY	Granted - (G)	10/31/2020	10/22/2029
MiraDry 12121-705.EP0/FR	016FRU1	09822332.4	France - (FR)	Original Filing - (ORG)	10/22/2009		2349167	8/5/2015			Miramar Labs, Inc.	SYSTEMS, APPARATUS, METHODS, AND PROCEDURES FOR THE NON-INVASIVE TREATMENT OF TISSUE USING MICROWAVE ENERGY	Granted - (G)	10/31/2020	10/22/2029

MiraDry 12121-705.EP0/GB	016GBU1	09822332.4	Great Britain - (GB)	Original Filing - (ORG)	10/22/2009		2349167	8/5/2015			Miramar Labs, Inc.	SYSTEMS, APPARATUS, METHODS, AND PROCEDURES FOR THE NON-INVASIVE TREATMENT OF TISSUE USING MICROWAVE ENERGY	Granted - (G)	10/31/2020	10/21/2029
MiraDry 12121-705.EP0/NL	016NLU1	09822332.4	Netherlands - (NL)	Original Filing - (ORG)	10/22/2009		2349167	8/5/2015			Miramar Labs, Inc.	SYSTEMS, APPARATUS, METHODS, AND PROCEDURES FOR THE NON-INVASIVE TREATMENT OF TISSUE USING MICROWAVE ENERGY	Granted - (G)	10/31/2020	10/22/2029
MiraDry 12121-705.IN0	016INU1	2015/KOLNP/2011	India - (IN)	Original Filing - (ORG)	10/22/2009	12/5/2011			10/26/2012		Miramar Labs, Inc.	SYSTEMS, APPARATUS, METHODS, AND PROCEDURES FOR THE NON-INVASIVE TREATMENT OF TISSUE USING MICROWAVE ENERGY	Filed - (F)
MiraDry 12121-705.JP1	016JPD1	2015-89970	Japan - (JP)	Division - (D)	10/22/2009		6039737	11/11/2016			miraDry, Inc.	SYSTEMS, APPARATUS, METHODS, AND PROCEDURES FOR THE NON-INVASIVE TREATMENT OF TISSUE USING MICROWAVE ENERGY	Granted - (G)	11/11/2020	10/22/2029
MiraDry 12121-708.US0	025USU1	14/907145	United States - (US)	Original Filing - (ORG)	7/24/2014	1/22/2016			6/9/2019	US-2016-0157934-A1	Miramar Technologies, Inc.	APPARATUS AND METHODS FOR THE TREATMENT OF TISSUE USING MICROWAVE ENERGY	Filed - (F)
MiraDry 12121-709.HK0		17113815.7	Hong Kong - (HK)	Original Filing - (ORG)	12/27/2017				5/18/2018	1240068	miraDry, Inc.	APPARATUS, SYSTEM AND METHOD FOR TREATING FAT TISSUE	Filed - (F)	8/18/2023
MiraDry 12121-800.200	021USX1	29/398489	United States - (US)	Original Filing - (ORG)	8/1/2011		D713537	9/16/2014			Miramar Labs, Inc.	DISPOSABLE TISSUE INTERFACE FOR USE IN APPLYING ENERGY TO BODY TISSUE	Granted - (G)		9/16/2028
MiraDry 12121-800.AU0	021AUX1	102492012	Australia - (AU)	Original Filing - (ORG)	1/23/2012		340913	2/14/2012			Miramar Labs, Inc.	DISPOSABLE TISSUE INTERFACE FOR USE IN APPLYING ENERGY TO BODY TISSUE	Granted - (G)		1/23/2022
MiraDry 12121-800.BR0	021BRX1	BR302012000385-7	Brazil - (BR)	Original Filing - (ORG)	1/30/2012		BR302012000385-7	7/28/2015			Miramar Labs, Inc.	DISPOSABLE TISSUE INTERFACE FOR USE IN APPLYING ENERGY TO BODY TISSUE	Granted - (G)	1/30/2022	1/30/2037
MiraDry 12121-800.CA0	021CAX1	144117	Canada - (CA)	Original Filing - (ORG)	1/20/2012		144117	8/27/2012			Miramar Labs, Inc.	DISPOSABLE TISSUE INTERFACE FOR USE IN APPLYING ENERGY TO BODY TISSUE	Granted - (G)		8/27/2022
MiraDry 12121-800.CN0	021CNX1	201230020111.0	China P.R. - (CN)	Original Filing - (ORG)	2/1/2012		ZL201230020111.0	12/19/2012			Miramar Labs, Inc.	DISPOSABLE TISSUE INTERFACE FOR USE IN APPLYING ENERGY TO BODY TISSUE	Granted - (G)	2/1/2021	1/31/2022
MiraDry 12121-800.EU0	021EUX1	001980343	European Community Design - (ECD)	Original Filing - (ORG)	1/24/2012		001980343-0001	1/24/2012			Miramar Labs, Inc.	DISPOSABLE TISSUE INTERFACE FOR USE IN APPLYING ENERGY TO BODY TISSUE	Granted - (G)	1/31/2022	1/24/2037
MiraDry 12121-800.HK0	021HKX1	1200152.5	Hong Kong - (HK)	Original Filing - (ORG)	2/1/2012		1200152.5	2/1/2012			Miramar Labs, Inc.	DISPOSABLE TISSUE INTERFACE FOR USE IN APPLYING ENERGY TO BODY TISSUE	Granted - (G)	1/31/2022	2/1/2037
MiraDry 12121-800.IN0	021INX1	242685	India - (IN)	Original Filing - (ORG)	1/30/2012		242685	6/28/2012			Miramar Labs, Inc.	DISPOSABLE TISSUE INTERFACE FOR USE IN APPLYING ENERGY TO BODY TISSUE	Granted - (G)	8/1/2021	8/1/2026
MiraDry 12121-800.JP0	021JPX1	2012-1734	Japan - (JP)	Original Filing - (ORG)	1/30/2012		D1439700	3/30/2012			Miramar Labs, Inc.	DISPOSABLE TISSUE INTERFACE FOR USE IN APPLYING ENERGY TO BODY TISSUE	Granted - (G)	3/30/2021	3/30/2032
MiraDry 12121-800.KR0	021KRX1	30-2012-0004664	Republic of Korea - (KR)	Original Filing - (ORG)	2/1/2012		30-0710048	9/23/2013			Miramar Labs, Inc.	DISPOSABLE TISSUE INTERFACE FOR USE IN APPLYING ENERGY TO BODY TISSUE	Granted - (G)	9/23/2020	9/23/2028
MiraDry 12121-800.MX0	021MXX1	MX/f/2012/000301	Mexico - (MX)	Original Filing - (ORG)	1/26/2012		40407	11/26/2013			Miramar Labs, Inc.	DISPOSABLE TISSUE INTERFACE FOR USE IN APPLYING ENERGY TO BODY TISSUE	Granted - (G)	1/26/2023	1/26/2037
MiraDry 12121-800.RU0	021RUX1	2012500241	Russian Federation - (RU)	Original Filing - (ORG)	1/30/2012		84251	1/16/2013			Miramar Labs, Inc.	DISPOSABLE TISSUE INTERFACE FOR USE IN APPLYING ENERGY TO BODY TISSUE	Granted - (G)	1/30/2021	1/30/2037
MiraDry 12121-801.200	018USX1	29/348384	United States - (US)	Original Filing - (ORG)	12/28/2009		D636087	4/12/2011			miraDry, Inc.	HAND-HELD APPLICATOR WITH DISPOSABLE TISSUE INTERFACE FOR APPLYING ENERGY TO BODY TISSUE	Granted - (G)		4/12/2025
MiraDry 12121-802.200	019USX1	29/348385	United States - (US)	Original Filing - (ORG)	12/28/2009		D636088	4/12/2011			miraDry, Inc.	HAND-HELD APPLICATOR FOR APPLYING ENERGY TO BODY TISSUE REGION	Granted - (G)		4/12/2025
MiraDry 12121-803.200	020USX1	29/348386	United States - (US)	Original Filing - (ORG)	12/28/2009		D636054	4/12/2011			miraDry, Inc.	DISPOSABLE TISSUE INTERFACE FOR USE IN APPLYING ENERGY TO BODY TISSUE	Granted - (G)		4/12/2025
P10120612-50601593		15/339657	United States - (US)	Original Filing - (ORG)	10/31/2016				6/29/2017	US-2017-0182263-A1	Sientra, Inc.	SYSTEMS, METHODS AND DEVICES FOR SUBCUTANEOUS TARGET LOCATION	Filed - (F)
P10120612-50601593 PCT		PCT/US2019/041045	Patent Cooperation Treaty - (WO)	Original Filing - (ORG)	7/9/2019				1/16/2020	WO 2020/014255	Sientra, Inc.	IMPLANT DELIVERY SYSTEM AND METHOD	Filed - (F)
P10120612-50601593 US		16/506759	United States - (US)	Original Filing - (ORG)	7/9/2019				1/9/2020	US-2020-0008923-A1	Sientra, Inc.	IMPLANT DELIVERY SYSTEM AND METHOD	Filed - (F)

Trademark Records By Country Owner Trademark Country Next Appn. Date Appn. No. Status Agent Client File Reference Renewal Due Reg. Date Reg. No. Sub Status Renewal Sub. Supervisor Australia Sientra, Inc. OPUS Australia 17 Jul 2017  1859529 Registered Baker & McKenzie (Sydney) Sientra, Inc. 17 Jul 2027 11 Feb 2019 1859529 Lisa Rosaya Class 5 Goods Scar silicone treatment gel. Brazil Sientra, Inc. OPUS Brazil 28 Jul 2017  913117510 Pending Rejected Lisa Rosaya Class 10 Goods Scar silicone treatment gel. Canada Sientra, Inc. OPUS Canada 18 Jul 2017  1847977 Registered Baker & McKenzie LLP (Toronto) Sientra, Inc. 2 Mar  2030 2 Mar 2020 Reg Fee  Paid Lisa Rosaya Stephanie Vaccari Class 10 Goods Surgical implants comprising breast implants; medical devices, namely, breast implants and tissue expanders. Sientra, Inc. SILISHIELD Canada 7 Jun 2017 1841379 Registered Baker & McKenzie LLP (Toronto) Sientra, Inc. 13 Nov 2029 13 Nov 2019 Reg Fee Paid Lisa Rosaya Stephanie Vaccari Class 5 Goods Scar silicone treatment gel.

China Sientra, Inc. OPUS China 24 Jul 2017 25468316A Registered Sientra, Inc. 20 Sep 2028 21 Sep 2018  25468316A Lisa Rosaya Class 10 Goods Surgical implants comprising artificial materials. Sientra, Inc.  OPUS  China  29 May 2018 31234176  Pending Sientra, Inc Appeal Pending Lisa Rosaya Class 10 Goods Surgical implants comprising artificial materials; medical apparatus and instruments; surgical apparatus for plastic surgery;breast surgical implants comprised of artificial materials; tissue expanders; ice bags for medical purposes; orthopedic articles; CLASS 10GOODS surgical instruments and tools; surgical implants comprised of living tissues; artificial breasts. 人造外科移植物；医疗器械和仪器；外科整形用手术器械；包含人造材料的乳房外科移植物；组织扩张器；医用冰袋；矫形用物Goods 品；外科用器械和工具；包含人造组织的外科移植物；人造乳房 Sientra, Inc. SIENTRA China  9 Aug 2018 32778321A Registered Sientra, Inc. 6 Jul 2029 7 Jul 2019 32778321A Lisa Rosaya Class 10 GOODS Suture materials Sientra, Inc.SIENTRA  China 9 Aug 2018 32778322  Registered 2029 7 Jun 2019    32778322 Lisa Rosaya Class 5 Goods Adjuvants for medical purpose, pharmaceutical preparations; ointment for surgery purpose; dietetic substances adapted for medical use; dressings, medicals; disinfecting paper tissue Sientra, Inc. SILISHIELD  China 8 Jun 2017   24542110  Registered Sientra, Inc 13 Jun 2028 14 Jun 2018 24542110 Lisa Rosaya Class 5 Goods Pharmaceutical preparations; ointment for surgery purpose; adjuvants for medical purpose Suzhou Zhulipu Commodity Co SIENTRA 2016 22328691  Registered Sientra, Inc. 22328691 Lisa  Rosaya  sisntra Class  10 Artificial skin for surgical purposes; artificial breasts; surgical implants comprised of artificial materials; sex toys;  menstrual Goods cups; household electric massage devices; nasal aspirators; respirators for artificial respiration; corsets for medical purposes; breast pumps Suzhou Zhulipu Commodity Co SIENTRA China 33236988  Pending Lisa Sientra, Inc. Rosayasisntra Class 10 Artificial skin for surgical purposes; artificial breasts; surgical implants comprised of artificial materials; sex toys; menstrual Goods cups; household electric massage devices; nasal aspirators; respirators for artificial respiration; corsets for medical purposes; breast pumps

Eutm si Sientra, Inc. OPUS EUTM 17 Jul 2017 016989361 Registered Sientra, Inc17 Jul 2027 24 Jan 2018  016989361  Lisa Rosaya Class 10 Goods Surgical implants comprising artificial materials; medical devices, namely, breast implants and tissue expanders Sientra, Inc 8 Jun 2027 7 Dec 2017   016825291 Lisa Rosaya Class  10 Goods Scar silicone treatment gel. Japan Sientra, Inc. CURVE Japan Instructed Sientra, Inc Lisa Rosaya Class 10 Goods Surgical implants comprised of artificial materials; medical apparatus and instruments Sientra, Inc. LUXE Japan  Instructed Sientra, Inc.  Lisa Rosaya Class  10 Goods Surgical implants comprised of artificial materials; medical apparatus and instruments Sientra, Inc. OPUS Japan  18 Jul 2017    2017-95636   Pending Sientra, Inc.  Lisa Rosaya Class  10 Goods  Surgical implants comprising artificial materials; medical devices, namely, breast implants and tissue expanders; medical apparatus and instruments.v in Katakana Japan  Pending Sientra, Inc. Lisa Rosaya SIENTRA OPUS in SIENTRA OPUS in Goods  Surgical implants comprised of artificial materials; medical apparatus and instruments Sientra, Inc. SIENTRA OPUS Japan Pending Sientra, Inc. Lisa RosayaClass 10 Goods  Surgical implants SIENTRA OPUS  comprised of artificial materials; medical apparatus and instruments Katakana Japan  Instructed Sientra, Inc.  Lisa Rosaya Class  10  Goods  Surgical implants comprised of artificial materials; medical apparatus and instruments

Sientra, Inc. SIENTRA Stylized Japan Pending Sientra, Inc. Lisa Rosaya Class 10 Goods Surgical implants comprised of artificial materials; medical apparatus and instruments Sientra, Inc. SILISHIELD Japan 8 Jun 2017 2017-76547 Registered 9 Feb 2028 Sientra, Inc. 9 Feb 2018 6017941 Lisa Rosaya Sientra, Inc. Class 5 Goods Silicone gel preparations for scar treatment; pharmaceutical preparations. Korea - Republic of (South) Korea - Sientra, Inc. OPUS Republic of (South) 25 Jul 2017 4020170093509 Pending Sientra, Inc. Lisa Rosaya Class 10 Goods Surgical implants comprising artificial materials; medical devices, namely, breast implants and tissue expanders. Sientra, Inc.SILISHIELD Sientra, Inc. Class 10 Goods Scar silicone treatment gel. Korea - Republic of (South) 5 Oct 2028 8 Jun 2017   4020170069857 Registered 5 Oct 2018 4014034500000 Lisa Rosaya Mexico Sientra, Inc. OPUS Mexico 5 Oct 2017 1955072 Registered Sientra, Inc. 5 Oct 2027 14 Dec 2017 1836025 Lisa Rosaya Class 10 Goods Surgical implants comprising artificial materials; medical devices, namely, breast implants and tissue expanders. New Zealand Sientra, Inc. OPUS New Zealand 17 Jul 2017 1071589 Registered Sientra, Inc. 5 Apr 2027 30 Oct 2018 1071589 Lisa Rosaya Class 10 Goods Surgical implants comprising artificial materials for use in breast augmentation and reconstruction; medical devices, namely, breast implants and tissue expanders. Sientra, Inc. SILISHIELD New Zealand 7 Jun 2017 1068499 Registered Sientra, Inc. 7 Jun 2027 8 Dec 2017 1068499 Lisa Rosaya Class 10 Goods Scar silicone treatment gel. United States of America Sientra Inc. ACX United States of America 12 Aug 2010 85106406 Registered Sientra, Inc. 12 Jun 12 Jun 4158389 Lisa 2022 2012 Rosaya Class 10 Goods Surgical implants comprising artificial materials; medical devices, namely, tissue expanders.

Sientra Inc. ANATOMICAL CONTROLLED United States of America 12 Aug 2010 85106414 Registered Sientra, Inc. 12 Jun 2022 12 Jun 2012 4158390 Lisa Rosaya Disclaimers ''ANATOMICAL'' Class 10 Goods Surgical implants comprising artificial materials; medical devices, namely, tissue expanders. Sientra Inc. SIENTRA United States of America 13 Jul 2005 78670054 Registered Sientra, Inc. 8 Sep 2029 8 Sep 2009 3681518 Lisa Rosaya Class 10 Goods Surgical implants comprising artificial materials. Sientra, Inc. ALLOX United States of America 28 Jul 2015 86706859 Registered Sientra, Inc. 1 Mar 2026 1 Mar 2016 4908557 Lisa Rosaya Class 10 Goods Medical Devices, Namely, Breast Tissue Expanders and Parts and Components Therefor. Sientra, Inc. ALLOX2 United States of America 28 Jul 2015 86706861 Registered Sientra, Inc. 1 Mar 2026 1 Mar 2016 4908558 Lisa Rosaya Class 10 Goods Medical Devices, Namely, Breast Tissue Expanders and Parts and Components Therefor. Sientra, Inc. BIOCORNEUM United States of America 28 Jan 2008 77381659 Registered Sientra, Inc. 2 Sep 2028 2 Sep 2008 3495461 Lisa Rosaya Class 5 Goods Topical gel containing silicone for medical and therapeutic treatment of scars and damaged skin. Sientra, Inc. OPUS United States of America 5 Apr 2017 87400040 Registered Sientra, Inc. 4 Dec 2028 4 Dec 2018 5623415 Lisa Rosaya Class 10 Goods Surgical implants comprising artificial materials; medical devices, namely, breast implants and tissue expanders. Sientra, Inc. SILISHIELD United States of America 8 Dec 2016 87262723 Registered Sientra, Inc. 30 Apr 2029 30 Apr 2019 5740235 Lisa Rosaya

Trademark Records By Trademark Owner Trademark Country Appn. Date Appn. No. Status Agent Client File Reference Next Renewal Due Reg. Date Reg. No. Sub Status Renewal Sub. Supervisor BIOTIP Miradry, Inc. BIOTIP United States of America 4 Sep 2018 88103481 Registered Miradry, Inc. 16 Apr 2029 16 Apr 2019 5726993 Lisa Rosaya Class 10 Goods Disposable sanitary applicator for use with electro-medical devices for the treatment of skin conditions and in the promotion of skin health, including the treatment of aesthetic, topical and subcutaneous skin conditions and skin health. Drop Design Miradry, Inc. Drop Design United States of America 2 Jun 2011 85336813 Registered Miradry, Inc. 15 May 2022 15 May 2012 4144202 Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, electromagnetic energy radiating applicators and disposables in the nature of sanitary applicator covers for use with an electro-medical devices for use in the reduction or removal of sweat glands and/or hair follicles, in the treatment of aesthetic, topical and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health. Miramar Labs, Inc. Drop Design Brazil 1 Dec 2011 831260580 Registered Miradry, Inc. 11 Oct 2026 11 Oct 2016 831260580 Lisa Rosaya Class 10 Goods Dispositivos médicos, instrumentos e aparelhos, a saber, geradores de microondas, aplicadores radiantes de energia eletromagnética e aplicadores sanitários descartáveis na natureza cobrindo o uso com dispositivos eletromédicos para uso na redução ou remoção de glândulas sudoríparas e/ou folículos capilares, no tratamento estético, tópico e subcutâneo das condições da pele e na promoção da saúde tópica e subcutânea da pele. Class 10 Goods Medical devices, instruments and apparatus, namely microwave generators, electromagnetic energy radiating applicators and disposable sanitary applicators in the nature covering the use with electromedical devices for use in the reduction or removal of sweat glands and / or hair follicles in the aesthetic treatment, topical and subcutaneous skin conditions and the promotion of topical and subcutaneous health of the skin. Miramar Labs, Inc. Drop Design Canada 29 Nov 2011 1554251 Registered Baker & McKenzie LLP (Toronto) Miradry, Inc. 9 Jan 2028 9 Jan 2013 TMA839561 Lisa Rosaya Stephanie Vaccari

Disclaimers 10 - Medical and veterinary devices Class 10 Goods (1) Medical devices, instruments and apparatus, namely, microwave generators, electromagnetic energy radiating applicators and disposables, namely, sanitary applicator covers for use with electro-medical devices used in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical and subcutaneous skin conditions, and in the promotion of topical and subcutaneous skin health. Miramar Labs, Inc. Drop Design EUTM 28 Nov 2011 1102733 Registered Miradry, Inc. 28 Nov 2021 13 Nov 2012 1102733 Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, electromagnetic energy radiating applicators and disposables in the nature of sanitary applicator covers for use with an electro-medical devices for use in the reduction or removal of sweat glands and/or hair follicles, in the treatment of aesthetic, topical and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health. Miramar Labs, Inc. Drop Design Japan 28 Nov 2011 1102733 Registered Miradry, Inc. 28 Nov 2021 28 Nov 2011 1102733 Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, electromagnetic energy radiating applicators and disposables in the nature of sanitary applicator covers for use with an electro-medical devices for use in the reduction or removal of sweat glands and/or hair follicles, in the treatment of aesthetic, topical and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health. Miramar Labs, Inc. Drop Design Korea - Republic of (South) 28 Nov 2011 1102733 Registered Miradry, Inc. 28 Nov 2021 28 Nov 2011 1102733 Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, electromagnetic energy radiating applicators and disposables in the nature of sanitary applicator covers for use with an electro-medical devices for use in the reduction or removal of sweat glands and/or hair follicles, in the treatment of aesthetic, topical and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health. Miramar Labs, Inc. Drop Design WIPO 28 Nov 2011 1102733 Registered Miradry, Inc. 28 Nov 2021 28 Nov 2011 1102733 Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, electromagnetic energy radiating applicators and disposables in the nature of sanitary applicator covers for use with an electro-medical devices for use in the reduction or removal of sweat glands and/or hair follicles, in the treatment of aesthetic, topical and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health.

MIRADRY Miradry, Inc. MIRADRY Taiwan 12 Apr 2018 107022120 Registered Miradry, Inc. 30 Nov 2028 1 Dec 2018 01954637 Lisa Rosaya Class 10 Goods Medical equipment; medical equipment. Miradry, Inc. MIRADRY United States of America 4 Dec 2009 77886273 Registered Miradry, Inc. 19 Jul 2021 19 Jul 2011 3998952 Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical, and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health. Miradry, Inc. MIRADRY United States of America 7 Nov 2012 85773803 Registered Miradry, Inc. 25 Jun 2023 25 Jun 2013 4358050 Lisa Rosaya Class 44 Goods Non-invasive medical procedures for the treatment of aesthetic, topical, and subcutaneous skin conditions. Miramar Labs, Inc. MIRADRY Argentina 2 Jun 2010 3006710 Registered Miradry, Inc. 12 May 2021 12 May 2011 2438425 Lisa Rosaya Class 10 Goods Toda la clase. Class 10 Goods All the class. Miramar Labs, Inc. MIRADRY Australia 28 May 2010 1050025 Registered Miradry, Inc. 28 May 2020 28 May 2010 1050025 Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical, and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health. Miramar Labs, Inc. MIRADRY Brazil 1 Jun 2010 830675736 Registered Miradry, Inc. 28 Jan 2024 28 Jan 2014 830675736 Lisa Rosaya Class 10 Goods Dispositivos médicos, instrumentos e aparelhos, a saber, geradores de microondas, aplicadores e descartáveis para uso na redução ou remoção de glândulas sudoríparas e folículos capilares, no tratamento estético, tópico e subcutâneo das condições da pele e na promoção da saúde tópica e subcutânea da pele. Class 10 Goods Medical devices, instruments and apparatus, namely microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the aesthetic, topical and subcutaneous treatment of skin conditions and in the promotion of topical and subcutaneous health of the skin. Miramar Labs, Inc. MIRADRY Canada 31 May 2010 1483071 Registered Baker & McKenzie LLP (Toronto) Miradry, Inc. 10 Jun 2026 10 Jun 2011 TMA799734 Lisa Rosaya Stephanie Vaccari

Disclaimers 10 - Medical and veterinary devices  Class 10  Goods  (1) Medical devices, instruments and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health.  Miramar Labs, Inc. MIRADRY Canada 7 May 2013 1625569 Registered  17 Apr  Baker & McKenzie LLP (Toronto)  Lisa Rosaya  Miradry, Inc.  2030  17 Apr 2015 TMA901413  Stephanie  Vaccari  Disclaimers 44 - Medical and veterinary, beauty, agricultural and forestry  Class 44  Goods (1) Non-invasive medical procedures, namely, the application of electromagnetic energy for the treatment of aesthetic, topical and subcutaneous skin conditions.  Miramar Labs, Inc. MIRADRY China 28 May 2010 1050025 Registered  28 May  Miradry, Inc.  Class 10  2020  28 May 2010 1050025 Lisa Rosaya  Goods  Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical, and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health.  Miramar Labs, Inc. MIRADRY EUTM 28 May 2010 1050025 Registered  28 May  Miradry, Inc.  Class 10  2020  8 Aug 2011 1050025 Lisa Rosaya  Goods  Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical, and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health.  Miramar Labs, Inc. MIRADRY EUTM 6 May 2013 1162374 Registered  6 May  Miradry, Inc.  Class 44  2023  6 May 2013 1162374 Lisa Rosaya  Goods Non-invasive medical procedures for the treatment of aesthetic, topical, and subcutaneous skin conditions.  Miramar Labs, Inc. MIRADRY Hong Kong 1 Jun 2010 301628217 Registered  31 May  Baker & McKenzie (Hong Kong)  Miradry, Inc.  Class 10  2020  1 Jun 2010 301628217 Lisa Rosaya  Goods  Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical, and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health.  Miramar Labs, Inc. MIRADRY Japan 28 May 2010 1050025 Registered  28 May  Miradry, Inc.  Class 10  2020  28 May 2010 1050025 Lisa Rosaya  Goods  Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical, and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health.  Miramar Labs, Inc. MIRADRY Japan 6 May 2013 1162374 Registered  Miradry, Inc. 6 May 6 May 2013 1162374 Lisa Rosaya 2023

Class 44  Goods Non-invasive medical procedures for the treatment of aesthetic, topical, and subcutaneous skin conditions.  Miramar Labs, Inc. MIRADRY  Miradry, Inc.  Class 10  Korea - Republic of (South)  28 May  2020  28 May 2010 1050025 Registered  28 May 2010 1050025 Lisa Rosaya  Goods  Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical, and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health.  Miramar Labs,  Inc. MIRADRY Mexico  31 May  Miradry, Inc.  2020  31 May  2010 1093129 Registered  30 Sep 1182432  2010  Lisa  Rosaya  Class 10  Aparatos, dispositivos e instrumentos quirurgicos y medicos, especialmente generadores, aplicadores y partes desechabies de  Goods  microondas para uso en la reduccion o eliminacion de glandulas sudoriparas y foliculos capilares, en el tratamiento de afecciones esteticas, topicas y subcutaneas de la piel y en la promocion de la salud topica y subcutanea de la piel.  Class 10  Surgical and medical devices, devices and instruments, especially generators, applicators and disposables of microwaves for  Goods  use in the reduction or elimination of sweat glands and hair follicles, in the treatment of aesthetic, topical and subcutaneous affections of the skin and in the promotion of the topical and subcutaneous health of the skin.  Miramar Labs, Inc. MIRADRY Mexico 31 May 2010 1093130 Registered  31 May  Miradry, Inc.  Class 10  2020  30 Sep 2010 1182433 Lisa Rosaya  Goods  Aparatos, dispositivos e instrumentos quirurgicos y medicos, especialmente generadores, aplicadores y partes desechabies de microondas para uso en la reduccion o eliminacion de glandulas sudoriparas y foliculos capilares, en el tratamiento de afecciones esteticas, topicas y subcutaneas de la piel y en la promocion de la salud topica y subcutanea de la piel.  Class 10  Surgical and medical devices, devices and instruments, especially generators, applicators and disposables of microwaves for  Goods  use in the reduction or elimination of sweat glands and hair follicles, in the treatment of aesthetic, topical and subcutaneous affections of the skin and in the promotion of the topical and subcutaneous health of the skin.  Miramar Labs, Inc. MIRADRY Singapore 28 May 2010 1050025 Registered  IR  Baker & McKenzie (Singapore)  Miradry, Inc.  Class 10  28 May  2020  28 May 2010 1050025  designation under Article  9  Lisa Rosaya  Goods  Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical, and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health.  Miramar Labs, Inc. MIRADRY Switzerland 28 May 2010 1050025 Registered  28 May  John M. Kim (IP Legal Advisors, P.C.)  Miradry, Inc.  Class 10  2020  28 May 2010 1050025 Lisa Rosaya  Goods  Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical, and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health.

Miramar Labs, Inc. MIRADRY WIPO 28 May 2010 1050025 Registered Miradry, Inc. 28 May 2020 28 May 2010 1050025 Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical, and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health. Miramar Labs, Inc. MIRADRY WIPO 6 May 2013 1162374 Registered Miradry, Inc. 6 May 2023 6 May 2013 1162374 Lisa Rosaya Class 44 Goods Non-invasive medical procedures for the treatment of aesthetic, topical, and subcutaneous skin conditions. MIRADRY & Design Miradry, Inc. MIRADRY & Design Taiwan 12 Apr 2018 107022121 Registered Miradry, Inc. 30 Nov 2028 1 Dec 2018 01954638 Lisa Rosaya Class 10 Goods Medical equipment; medical equipment. Miradry, Inc. MIRADRY & Design United States of America 4 Dec 2009 77886437 Registered Miradry, Inc. 19 Jul 2021 19 Jul 2011 3998953 Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical, and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health. Miradry, Inc. MIRADRY & Design United States of America 7 Nov 2012 85774022 Registered Miradry, Inc. 25 Jun 2023 25 Jun 2013 4358051 Lisa Rosaya Class 44 Goods Non-invasive medical procedures for the treatment of aesthetic, topical, and subcutaneous skin conditions. Miramar Labs, Inc. MIRADRY & Design Argentina 2 Jun 2010 3006709 Registered Miradry, Inc. 12 May 2021 12 May 2011 2438424 Lisa Rosaya Class 10 Goods Toda la clase. Class 10 Goods All the class. Miramar Labs, Inc. MIRADRY & Design Australia 28 May 2010 1040350 Registered Miradry, Inc. 28 May 2020 28 May 2010 1040350 Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical, and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health.

Miramar Labs, Inc. MIRADRY & Design Brazil 1 Jun 2010 830675728 Registered Miradry, Inc. 28 Jan 2024 28 Jan 2014 830675728 Lisa Rosaya Class 10 Goods Dispositivos médicos, instrumentos e aparelhos, a saber, geradores de microondas, aplicadores e descartáveis para uso na redução ou remoção de glândulas sudoríparas e folículos capilares, no tratamento estético, tópico e subcutâneo das condições da pele e na promoção da saúde tópica e subcutânea da pele. Class 10 Goods Medical devices, instruments and apparatus, namely microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the aesthetic, topical and subcutaneous treatment of skin conditions and in the promotion of topical and subcutaneous health of the skin. Miramar Labs, Inc. MIRADRY & Design Canada 2 Jun 2010 1483404 Registered Baker & McKenzie LLP (Toronto) Miradry, Inc. 10 Jun 2026 10 Jun 2011 TMA799735 Lisa Rosaya Stephanie Vaccari Disclaimers 10 - Medical and veterinary devices Class 10 Goods (1) Medical devices, instruments and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health. Miramar Labs, Inc. MIRADRY & Design Canada 7 May 2013 1625612 Registered Baker & McKenzie LLP (Toronto) Miradry, Inc. 17 Apr 2030 17 Apr 2015 TMA901398 Lisa Rosaya Stephanie Vaccari Disclaimers 44 - Medical and veterinary, beauty, agricultural and forestry Class 44 Goods (1) Non-invasive medical procedures, namely, the application of electromagnetic energy for the treatment of aesthetic, topical and subcutaneous skin conditions. Miramar Labs, Inc. MIRADRY & Design China 28 May 2010 1040350 Registered Miradry, Inc. 28 May 2020 28 May 2010 1040350 Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical, and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health. Miramar Labs, Inc. MIRADRY & Design EUTM 28 May 2010 1040350 Registered Miradry, Inc. 28 May 2020 28 Apr 2011 1040350 Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical, and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health. Miramar Labs, Inc. MIRADRY & Design EUTM 6 May 2013 1161779 Registered Miradry, Inc. 6 May 2023 14 Apr 2014 1161779 Lisa Rosaya Class 44 Goods Non-invasive medical procedures for the treatment of aesthetic, topical, and subcutaneous skin conditions.

Miramar Labs, Inc. MIRADRY & Design Hong Kong 1 Jun 2010 301628226 Registered Baker & McKenzie (Hong Kong) Miradry, Inc. 31 May 2020 1 Jun 2010 301628226 Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical, and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health. Miramar Labs, Inc. MIRADRY & Design Japan 28 May 2010 1040350 Registered Miradry, Inc. 28 May 2020 28 May 2010 1040350 Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical, and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health. Miramar Labs, Inc. MIRADRY & Design Japan 6 May 2013 1161779 Registered Miradry, Inc. 6 May 2023 6 May 2013 1161779 Lisa Rosaya Class 44 Goods Non-invasive medical procedures for the treatment of aesthetic, topical, and subcutaneous skin conditions. Miramar Labs, Inc. MIRADRY & Design Korea - Republic of (South) 28 May 2010 1040350 Registered Miradry, Inc. 28 May 2020 28 May 2010 1040350 Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical, and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health. Miramar Labs, Inc. MIRADRY & Design Singapore 28 May 2010 1040350 Registered Baker & McKenzie (Singapore) Miradry, Inc. 28 May 2020 28 May 2010 1040350 IR designation under Article 9 Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical, and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health. Miramar Labs, Inc. MIRADRY & Design Switzerland 28 May 2010 1040350 Registered Miradry, Inc. 28 May 2020 28 May 2010 1040350 Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical, and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health. Miramar Labs, Inc. MIRADRY & Design WIPO 28 May 2010 1040350 Registered Miradry, Inc. 28 May 2020 28 May 2010 1040350 Lisa Rosaya

Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical, and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health. Miramar Labs, Inc. MIRADRY & Design WIPO 6 May 2013 1161779 Registered Miradry, Inc. 6 May 2023 6 May 2013 1161779 Lisa Rosaya Class 44 Goods Non-invasive medical procedures for the treatment of aesthetic, topical, and subcutaneous skin conditions. MIRADRY in Chinese Characters 魅力华(simplified) Miradry, Inc. MIRADRY in Chinese Characters 魅力华 (simplified) China 5 Jun 2019 38674221 Pending Miradry, Inc. Lisa Rosaya Class 10 Goods Medical apparatus and instruments; esthetic massage apparatus; microdermabrasion apparatus; fumigation apparatus for medical purposes; skin moisture analysers for medical purposes; apparatus and instruments; medical ultrasound apparatus; gloves for massage; feeding bottles; condoms; hair prostheses; orthopedic articles; thread, surgical. MIRAFRESH Miradry, Inc. MIRAFRESH China 6 Feb 2016 19095325 Registered Miradry, Inc. 13 Mar 2027 14 Mar 2017 19095325 Allow to Lapse Lisa Rosaya Class 10 Goods Gloves for medical purposes; radiological apparatus for medical purposes; medical apparatus and instruments; surgical sponges; receptacles for applying medicines; sterile sheets, surgical; suture materials Miramar Labs, Inc. MIRAFRESH Argentina 5 Feb 2016 3476753 Registered Miradry, Inc. 8 May 2027 8 May 2017 2885917 Allow to Lapse Lisa Rosaya Class 10 Goods Solamente: dispositivos, instrumentos y aparatos médicos, a saber, generadores de microondas, aplicadores y material descartable para uso en la reducción o remoción de glándulas sudoríparas y olorípadas y folículos capilares en el tratamiento de enfermedades de la piel estéticas, tópicas y subcutáneas y en la promoción de la salud tópica y subcutánea de la piel, todos los productos previamente mencionados con la excepción de productos en el campo de la odontología, ortodoncia, cirugía dental, laboratorios dentales, cuidado dental, cuidado faríngeo, cuidado bucal y cuidado de los labios. Class 10 Goods Only: medical devices, instruments and apparatus, namely microwave generators, applicators and disposable material for use in the reduction or removal of sweat and odoriferous glands and hair follicles in the treatment of aesthetic, topical and subcutaneous skin diseases and in the promotion of topical and subcutaneous health of the skin, all products previously mentioned with the exception of products in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. Miramar Labs, Inc. MIRAFRESH Brazil 5 Feb 2016 910603839 Registered Miradry, Inc. 27 Mar 2028 27 Mar 2018 910603839 Allow to Lapse Lisa Rosaya Class 10 Goods Dispositivos médicos, instrumentos e aparelhos, a saber, geradores de microondas, aplicadores e descartáveis para uso na redução ou remoção de suor ou de glândulas sudoríparas ou de folículos capilares, no tratamento estético, tópico e subcutâneo de problemas de pele e na promoção da saúde tópica e subcutânea da pele, todos os produtos mencionados acima com exceção dos produtos na área da odontologia, ortodontia, cirurgia dentária, laboratórios dentais, cuidados odontológico, cuidados da faringe, cuidados bucais e cuidados labiais. Class 10 Goods Medical devices, instruments and apparatus, namely microwave generators, applicators and disposables for use in the reduction or removal of sweat or sweat glands or hair follicles, in the aesthetic, topical and subcutaneous treatment of skin problems and in the promotion of health topical and subcutaneous skin care products, all products mentioned above with the exception of products in the fields of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care.

Miramar Labs, Inc. MIRAFRESH Hong Kong 5 Feb 2016 303681054 Registered Baker & McKenzie (Hong Kong) Miradry, Inc. 4 Feb 2026 5 Feb 2016 303681054 Allow to Lapse Lisa Rosaya Class 10 Goods (A) Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat or odor glands or hair follicles in the treatment of aesthetic, topical and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. (B) Medical devices, instruments, and apparatus. Miramar Labs, Inc. MIRAFRESH Korea - Republic of (South) 5 Feb 2016 1292775 Registered Miradry, Inc. 5 Feb 2026 5 Feb 2016 1292775 Allow to Lapse Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat or odor glands or hair follicles in the treatment of aesthetic, topical and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. Miramar Labs, Inc. MIRAFRESH Kuwait 7 Feb 2016 177317 Registered Miradry, Inc. 7 Feb 2026 7 Feb 2016 152422 Allow to Lapse Lisa Rosaya Class 10 Goods Miramar Labs, Inc. MIRAFRESH Mexico 5 Feb 2016 1729240 Registered Baker & McKenzie (Mexico City) Miradry, Inc. 5 Feb 2026 2 Mar 2017 1727851 Allow to Lapse Lisa Rosaya Class 10 Goods Dispositivos, instrumentos y aparatos medicos, a saber, generadores de microondas, aplicadores y articulos desechables para la reduccion o extraccion de glandulas odoriferas o foliculos pilosos en el tratamiento de afecciones cutaneas esteticas, topicas y subcutaneas y la promocion de la salud cutanea y subcutanea, todos los productos mencionados, excepto productos para odontologia, ortodoncia, cirugia dental, laboratorios dentales, cuidados dentales, cuidado de la faringe, cuidado bucal y cuidado de los labios. Class 10 Goods Devices, medical devices, namely, microwave generators, applicators and disposable supplies for the reduction or removal of odoriferous glands or hair follicles in the treatment of skin conditions aesthetic, topical and subcutaneous and promotion of skin health and subcutaneous, all the aforesaid goods except products for dentistry, orthodontics, dental surgery, dental laboratories, dental care, care of the pharynx, oral care and lip care. Miramar Labs, Inc. MIRAFRESH Qatar 7 Feb 2016 103652 Registered Miradry, Inc. 6 Feb 2026 15 May 2017 103652 Allow to Lapse Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction of removal of sweat or odor glands or hair follicles in the treatment of aesthetic, topical and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. Miramar Labs, Inc. MIRAFRESH Saudi Arabia 7 Feb 2016 1437009440 Registered Miradry, Inc. 7 Oct 2025 12 Oct 2016 1437009440 Allow to Lapse Lisa Rosay

Class 10 Goods On surgical and medical instruments and instruments, dental and veterinary instruments, limbs, eyes and artificial teeth, orthopedic instruments, stitching or wound suture materials. Miramar Labs, Inc. MIRAFRESH Singapore 5 Feb 2016 1292775 Registered Baker & McKenzie (Singapore) Miradry, Inc. 5 Feb 2026 5 Feb 2016 1292775 Allow to Lapse Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat or odor glands or hair follicles in the treatment of aesthetic, topical and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. Miramar Labs, Inc. MIRAFRESH United Arab Emirates 6 Feb 2016 248188 Registered Miradry, Inc. 6 Feb 2026 26 Oct 2016 248188 Allow to Lapse Lisa Rosaya Class 10 Goods Medical devices and equipment, specifically, microwave generators and disposable materials and materials to be used to relieve or remove sweat glands, scents or hair follicles in treating cases aesthetic, topical and subcutaneous skin to promote the health of the epidermis and subcutaneous skin, all of the above mentioned products excluding dental, orthodontics, dental surgery, dental, dental and pharyngology oral care and lip care. Class 10 Goods الأجهزة والمعدات والأدوات الطبية ، تحديداً ، مولدات الميكرويف وأدوات ومواد تستخدم لمرة واحدة لإستخدامها في تخفيف أو إزالة غدد العرق أو الرائحة أو بصيلات الشعر في علاج حالات البشرة الجمالية و الموضعية وما تحت البشرة و لتعزيز صحة البشرة الموضعية وما تحت البشرة ، جميع السلع المذكورة آنفاً بإستثناء السلع في مجال طب .الأسنان وتقويم الأسنان وجراحة الأسنان ومختبرات الأسنان والعناية بالأسنان والعناية بالبلعوم والعناية بالفم والعناية بالشفاه MIRAMAR LABS Miradry, Inc. MIRAMAR LABS United Arab Emirates 7 Sep 2008 119025 Lapsed Miradry, Inc. 7 Sep 2018 Allow to Lapse Lisa Rosaya Class 10 Goods Miramar Labs, Inc. MIRAMAR LABS Argentina 5 Sep 2008 2854469 Lapsed Miradry, Inc. 4 Sep 2019 4 Sep 2009 2312235 Allow to Lapse Lisa Rosaya Class 10 Goods Miramar Labs, Inc. MIRAMAR LABS Brazil 8 Sep 2008 829950141 Registered Trench, Rossi e Watanabe - Advogados/Baker & McKenzie (Rio de Janeiro) Miradry, Inc. 27 Nov 2022 27 Nov 2012 829950141 Allow to Lapse Lisa Rosaya Class 10 Goods Devices, appliances and medical instruments. Class 10 Goods Dispositivos, aparelhos e instrumentos médicos. Miramar Labs, Inc. MIRAMAR LABS Canada 5 Sep 2008 1409665 Registered Baker & McKenzie LLP (Toronto) Miradry, Inc. 18 Aug 2026 18 Aug 2011 TMA804784 Allow to Lapse Lisa Rosaya Stephanie Vaccari

Class Goods Medical and veterinary devices. Class 10 Goods (1) Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical, and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health. Miramar Labs, Inc. MIRAMAR LABS Kuwait 21 Oct 2008 98641 Lapsed Saba & Co - Kuwait Miradry, Inc. 21 Oct 2018 21 Oct 2008 80646 Allow to Lapse Lisa Rosaya Class 10 Goods Miramar Labs, Inc. MIRAMAR LABS United States of America 6 Mar 2008 77415589 Registered Baker & McKenzie (New York) Miradry, Inc. 2 Mar 2020 2 Mar 2010 3755299 Allow to Lapse Lisa Rosaya Disclaimers ''LABS'' Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical, and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. MIRASMOOTH Miradry, Inc. MIRASMOOTH China 6 Feb 2016 19095324 Registered Miradry, Inc. 13 Mar 2027 14 Mar 2017 19095324 Allow to Lapse Lisa Rosaya Class 10 Goods Gloves for medical purposes; radiological apparatus for medical purposes; medical apparatus and instruments; surgical sponges; receptacles for applying medicines; sterile sheets, surgical; suture materials Miradry, Inc. MIRASMOOTH United States of America 6 Aug 2015 86716924 Registered Miradry, Inc. 6 Dec 2026 6 Dec 2016 5096600 Allow to Lapse Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators in the nature of handheld electromagnetic energy radiating units, and disposable templates in the nature of temporary tattoo transfers to mark the medical treatment area, for use in the reduction or removal of sweat or odor glands or hair follicles in the treatment of aesthetic, topical and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. Miramar Labs, Inc. MIRASMOOTH Argentina 5 Feb 2016 3476752 Registered Miradry, Inc. 8 May 2027 8 May 2017 2885916 Allow to Lapse Lisa Rosaya Class 10 Goods Solamente: dispositivos, instrumentos y aparatos médicos, a saber, generadores de microondas, aplicadores y material descartable para uso en la reducción o remoción de glándulas sudoríparas y olorípadas y folículos capilares en el tratamiento de enfermedades de la piel estéticas, tópicas y subcutáneas y en la promoción de la salud tópica y subcutánea de la piel, todos los productos previamente mencionados con la excepción de productos en el campo de la odontología, ortodoncia, cirugía dental, laboratorios dentales, cuidado dental, cuidado faríngeo, cuidado bucal y cuidado de los labios. Class 10 Goods Only: medical devices, instruments and apparatus, namely microwave generators, applicators and disposable material for use in the reduction or removal of sweat and odoriferous glands and hair follicles in the treatment of aesthetic, topical and subcutaneous skin diseases and in the promotion of topical and subcutaneous health of the skin, all products previously mentioned with the exception of products in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care.

Miramar Labs, Inc. MIRASMOOTH Australia 5 Feb 2016 1293129 Registered Miradry, Inc. 5 Feb 2026 5 Feb 2016 1293129 Allow to Lapse Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat or odor glands or hair follicles in the treatment of aesthetic, topical and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. Miramar Labs, Inc. MIRASMOOTH Brazil 5 Feb 2016 910603693 Registered Miradry, Inc. 3 Apr 2028 3 Apr 2018 910603693 Allow to Lapse Lisa Rosaya Class 10 Goods Dispositivos médicos, instrumentos e aparelhos, a saber, geradores de microondas, aplicadores e descartáveis para uso na redução ou remoção de suor ou de glândulas sudoríparas ou de folículos capilares, no tratamento estético, tópico e subcutâneo de problemas de pele e na promoção da saúde tópica e subcutânea da pele, todos os produtos mencionados acima com exceção dos produtos na área da odontologia, ortodontia, cirurgia dentária, laboratórios dentais, cuidados odontológico, cuidados da faringe, cuidados bucais e cuidados labiais, e oftalmologia. Class 10 Goods Medical devices, instruments and apparatus, namely microwave generators, applicators and disposables for use in the reduction or removal of sweat or sweat glands or hair follicles, in the aesthetic, topical and subcutaneous treatment of skin problems and in the promotion of health topical and subcutaneous skin care, all products mentioned above with the exception of products in the fields of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care, and ophthalmology. Miramar Labs, Inc. MIRASMOOTH EUTM 5 Feb 2016 1293129 Registered Miradry, Inc. 5 Feb 2026 18 Jan 2017 1293129 Allow to Lapse Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat or odor glands or hair follicles in the treatment of aesthetic, topical and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. Miramar Labs, Inc. MIRASMOOTH Hong Kong 5 Feb 2016 303681063 Registered Baker & McKenzie (Hong Kong) Miradry, Inc. 4 Feb 2026 5 Feb 2016 303681063 Allow to Lapse Lisa Rosaya Class 10 Goods (A) Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat or odor glands or hair follicles in the treatment of aesthetic, topical and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. (B) Medical devices, instruments, and apparatus. Miramar Labs, Inc. MIRASMOOTH India 5 Feb 2016 1293129 Registered Miradry, Inc. 5 Feb 2026 5 Feb 2016 1293129 Allow to Lapse Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat or odor glands or hair follicles in the treatment of aesthetic, topical and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. Miramar Labs, Inc. MIRASMOOTH Israel 5 Feb 2016 283903 Registered Miradry, Inc. 5 Feb 2026 4 Sep 2018 1293129 Allow to Lapse Lisa Rosaya Class 10 Medical devices, instruments, and apparatus, namely, microwave generators, applicators in the nature of handheld electromagnetic energy radiating units, and disposable templates in the nature of temporary tattoo transfers to mark the medical treatment area, for use in the reduction or removal of sweat or odor glands or hair follicles in the treatment of aesthetic Goods topical and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care.

Miramar Labs, Inc. MIRASMOOTH Japan 5 Feb 2016 1293129 Registered Miradry, Inc. 5 Feb 2026 5 Feb 2016 1293129 Allow to Lapse Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat or odor glands or hair follicles in the treatment of aesthetic, topical and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. Miramar Labs, Inc. MIRASMOOTH Korea - Republic of (South) 5 Feb 2016 1293129 Registered Miradry, Inc. 5 Feb 2026 5 Feb 2016 1293129 Allow to Lapse Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat or odor glands or hair follicles in the treatment of aesthetic, topical and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. Miramar Labs, Inc. MIRASMOOTH Kuwait 7 Feb 2016 177318 Registered Miradry, Inc. 7 Feb 2026 7 Feb 2016 152423 Allow to Lapse Lisa Rosaya Class 10 Goods Miramar Labs, Inc. MIRASMOOTH Mexico 5 Feb 2016 1293129 Registered Miradry, Inc. 5 Feb 2026 18 Apr 2017 1293129 Allow to Lapse Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat or odor glands or hair follicles in the treatment of aesthetic, topical and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. Miramar Labs, Inc. MIRASMOOTH Qatar 7 Feb 2016 103653 Registered Miradry, Inc. 6 Feb 2026 17 May 2017 103653 Allow to Lapse Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat or odor glands or hair follicles in the treatment of aesthetic, topical and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. Miramar Labs, Inc. MIRASMOOTH Saudi Arabia 7 Feb 2016 1437009442 Registered Miradry, Inc. 7 Oct 2025 12 Oct 2016 1437009442 Allow to Lapse Lisa Rosaya Class 10 Goods On surgical and medical instruments and instruments, dental and veterinary instruments, limbs, eyes and artificial teeth, orthopedic instruments, stitching or wound suture materials Miramar Labs, Inc. MIRASMOOTH Singapore 5 Feb 2016 1293129 Registered Baker & McKenzie (Singapore) Miradry, Inc. 5 Feb 2026 5 Feb 2016 1293129 Allow to Lapse Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat or odor glands or hair follicles in the treatment of aesthetic, topical and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care.

Miramar Labs, Inc. MIRASMOOTH Switzerland 5 Feb 2016 1293129 Registered Miradry, Inc. 5 Feb 2026 5 Feb 2016 1293129 Allow to Lapse Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat or odor glands or hair follicles in the treatment of aesthetic, topical and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. Miramar Labs, Inc. MIRASMOOTH United Arab Emirates 6 Feb 2016 248189 Registered Miradry, Inc. 6 Feb 2026 26 Oct 2016 248189 Allow to Lapse Lisa Rosaya Class 10 Goods Medical devices and equipment, specifically, microwave generators and disposable materials and materials to be used to relieve or remove sweat glands, scents or hair follicles in treating cases aesthetic, topical and subcutaneous skin to promote the health of the epidermis and subcutaneous skin, all of the above mentioned products excluding dental, orthodontics, dental surgery, dental, dental and pharyngology oral care and lip care. Class 10 Goods الأجهزة والمعدات والأدوات الطبية ، تحديداً ، مولدات الميكرويف وأدوات ومواد تستخدم لمرة واحدة لإستخدامها في تخفيف أو إزالة غدد العرق أو الرائحة أو بصيلات الشعر في علاج حالات البشرة الجمالية و الموضعية وما تحت البشرة و لتعزيز صحة البشرة الموضعية وما تحت البشرة ، جميع السلع المذكورة آنفاً بإستثناء السلع في مجال طب .الأسنان وتقويم الأسنان وجراحة الأسنان ومختبرات الأسنان والعناية بالأسنان والعناية بالبلعوم والعناية بالفم والعناية بالشفاه Miramar Labs, Inc. MIRASMOOTH WIPO 5 Feb 2016 1293129 Registered Miradry, Inc. 5 Feb 2026 5 Feb 2016 1293129 Allow to Lapse Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat or odor glands or hair follicles in the treatment of aesthetic, topical and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. MIRAWAVE Miradry, Inc. MIRAWAVE United States of America 17 Nov 2009 77874719 Registered Miradry, Inc. 27 Aug 2023 27 Aug 2013 4392548 Allow to Lapse Lisa Rosaya Class 10 Goods Microwave generator for medical apparatus, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. Miramar Labs, Inc. MIRAWAVE Argentina 19 Jul 2010 3016968 Registered Miradry, Inc. 7 Jun 2023 7 Jun 2013 2575315 Allow to Lapse Lisa Rosaya Class 10 Goods El campo de la odontología, los dentistas, la ortodoncia, la cirugía dental, los laboratorios dentales, el cuidado de dientes, el cuidado de la faringe y el cuidado de la boca y los labios. Class 10 Goods All the class, except: the field of dentistry, dentists, orthodontics, dental surgery, dental laboratories, teeth care, pharynx care and mouth and lip care. Miramar Labs, Inc. MIRAWAVE Australia 17 May 2010 1040002 Registered Miradry, Inc. 17 May 2020 17 May 2010 1040002 Allow to Lapse Lisa Rosaya Class 10 Goods Microwave generator for medical apparatus, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care.

Miramar Labs, Inc. MIRAWAVE Brazil 14 May 2010 830641688 Registered Miradry, Inc. 11 Feb 2024 11 Feb 2014 830641688 Allow to Lapse Lisa Rosaya Class 10 Goods Aparelhos para geração de energia por microondas adaptados para uso médico, com exceção dos produtos na área da odontologia, ortodontia, cirurgia dentária, laboratórios de prótese dentária, tratamento dentário, cuidado da faringe, higiene bucal e cuidado dos lábios. Class 10 Goods Apparatus for generating energy by microwaves adapted for medical use, except for products in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental treatment, pharyngeal care, oral hygiene and lip care. Miramar Labs, Inc. MIRAWAVE Canada 13 May 2010 1480931 Registered Baker & McKenzie LLP (Toronto) Miradry, Inc. 26 Nov 2028 26 Nov 2013 TMA865873 Allow to Lapse Lisa Rosaya Stephanie Vaccari Disclaimers 10 - Medical and veterinary devices Class 10 Goods (1) Microwave generator for medical apparatus, excepting for use in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. Miramar Labs, Inc. MIRAWAVE EUTM 17 May 2010 1040002 Registered Miradry, Inc. 17 May 2020 28 Apr 2011 1040002 Allow to Lapse Lisa Rosaya Class 10 Goods Microwave generator for medical apparatus, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. Miramar Labs, Inc. MIRAWAVE Hong Kong 14 May 2010 301613475 Registered Baker & McKenzie (Hong Kong) Miradry, Inc. 13 May 2020 14 May 2010 301613475 Allow to Lapse Lisa Rosaya Class 10 Goods Microwave generator for medical apparatus; all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. Miramar Labs, Inc. MIRAWAVE Japan 17 May 2010 1040002 Registered Miradry, Inc. 17 May 2020 17 May 2010 1040002 Allow to Lapse Lisa Rosaya Class 10 Goods Microwave generator for medical apparatus, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. Miramar Labs, Inc. MIRAWAVE Korea - Republic of (South) 17 May 2010 1040002 Registered Miradry, Inc. 17 May 2020 17 May 2010 1040002 Allow to Lapse Lisa Rosaya Class 10 Goods Microwave generator for medical apparatus, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. Miramar Labs, Inc. MIRAWAVE Mexico 13 May 2010 1089258 Registered Miradry, Inc. 13 May 2020 13 Sep 2010 1178886 Allow to Lapse Lisa Rosaya

Class 10 Goods Aparatos e instrumentos medicos, especialmente generador de microondas para aparatos medicos con excepcion de los productos en el campo de la odontolofia, ortodoncia, cirugia dental, laboratorios dentales, cuidado dental, higiene dental, cuidado de la faringe, higiene bucal y cuidado de labios. Class 10 Goods Medical devices and instruments, especially microwave generator for medical devices with the exception of products in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, dental hygiene, pharyngeal care, oral hygiene and lip care. Miramar Labs, Inc. MIRAWAVE Singapore 17 May 2010 1040002 Registered Baker & McKenzie (Singapore) Miradry, Inc. 17 May 2020 17 May 2010 1040002 Allow to Lapse Lisa Rosaya Class 10 Goods Microwave generator for medical apparatus, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. Miramar Labs, Inc. MIRAWAVE Switzerland 17 May 2010 1040002 Registered Miradry, Inc. 17 May 2020 17 May 2010 1040002 Allow to Lapse Lisa Rosaya Class 10 Goods Microwave generator for medical apparatus, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. Miramar Labs, Inc. MIRAWAVE WIPO 17 May 2010 1040002 Registered Miradry, Inc. 17 May 2020 17 May 2010 1040002 Allow to Lapse Lisa Rosaya Class 10 Goods Microwave generator for medical apparatus. GIPM - END OF REPORT Generated by Baker & McKenzie's Global IP Manager: Printed 10 Mar 2020 14:26

Trademark Records By Country Owner Trademark Country Appn. Date Appn. No. Status Agent Client File Reference Next Renewal Due Reg. Date Reg. No. Sub Status Renewal Sub. Supervisor Argentina Miramar Labs, Inc. MIRADRY Argentina 2 Jun 2010 3006710 Registered Miradry, Inc. 12 May 2021 12 May 2011 2438425 Lisa Rosaya Class 10 Goods Toda la clase. Class 10 Goods All the class. Miramar Labs, Inc. MIRADRY & Design Argentina 2 Jun 2010 3006709 Registered Miradry, Inc. 12 May 2021 12 May 2011 2438424 Lisa Rosaya Class 10 Goods Toda la clase. Class 10 Goods All the class. Miramar Labs, Inc. MIRAFRESH Argentina 5 Feb 2016 3476753 Registered Miradry, Inc. 8 May 2027 8 May 2017 2885917 Allow to Lapse Lisa Rosaya Class 10 Goods Solamente: dispositivos, instrumentos y aparatos médicos, a saber, generadores de microondas, aplicadores y material descartable para uso en la reducción o remoción de glándulas sudoríparas y olorípadas y folículos capilares en el tratamiento de enfermedades de la piel estéticas, tópicas y subcutáneas y en la promoción de la salud tópica y subcutánea de la piel, todos los productos previamente mencionados con la excepción de productos en el campo de la odontología, ortodoncia, cirugía dental, laboratorios dentales, cuidado dental, cuidado faríngeo, cuidado bucal y cuidado de los labios. Class 10 Goods Only: medical devices, instruments and apparatus, namely microwave generators, applicators and disposable material for use in the reduction or removal of sweat and odoriferous glands and hair follicles in the treatment of aesthetic, topical and subcutaneous skin diseases and in the promotion of topical and subcutaneous health of the skin, all products previously mentioned with the exception of products in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. Miramar Labs, Inc. MIRAMAR LABS Argentina 5 Sep 2008 2854469 Lapsed Miradry, Inc. 4 Sep 2019 4 Sep 2009 2312235 Allow to Lapse Lisa Rosaya Class 10 Goods Miramar Labs, Inc. MIRASMOOTH Argentina 5 Feb 2016 3476752 Registered Miradry, Inc. 8 May 2027 8 May 2017 2885916 Allow to Lapse Lisa Rosaya Class 10 Goods Solamente: dispositivos, instrumentos y aparatos médicos, a saber, generadores de microondas, aplicadores y material descartable para uso en la reducción o remoción de glándulas sudoríparas y olorípadas y folículos capilares en el tratamiento de enfermedades de la piel estéticas, tópicas y subcutáneas y en la promoción de la salud tópica y subcutánea de la piel, todos los productos previamente mencionados con la excepción de productos en el campo de la odontología, ortodoncia, cirugía dental, laboratorios dentales, cuidado dental, cuidado faríngeo, cuidado bucal y cuidado de los labios. Class 10 Only: medical devices, instruments and apparatus, namely microwave generators, applicators and disposable material for use in the reduction or removal of sweat and odoriferous glands and hair follicles in the treatment of aesthetic, topical and Goods subcutaneous skin diseases and in the promotion of topical and subcutaneous health of the skin, all products previously mentioned with the exception of products in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care.

Miramar Labs, Inc. MIRAWAVE Argentina 19 Jul 2010 3016968 Registered Miradry, Inc. 7 Jun 2023 7 Jun 2013 2575315 Allow to Lapse Lisa Rosaya Class 10 Goods El campo de la odontología, los dentistas, la ortodoncia, la cirugía dental, los laboratorios dentales, el cuidado de dientes, el cuidado de la faringe y el cuidado de la boca y los labios. Class 10 Goods All the class, except: the field of dentistry, dentists, orthodontics, dental surgery, dental laboratories, teeth care, pharynx care and mouth and lip care. Australia Miramar Labs, Inc. MIRADRY Australia 28 May 2010 1050025 Registered Miradry, Inc. 28 May 2020 28 May 2010 1050025 Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical, and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health. Miramar Labs, Inc. MIRADRY & Design Australia 28 May 2010 1040350 Registered Miradry, Inc. 28 May 2020 28 May 2010 1040350 Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical, and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health. Miramar Labs, Inc. MIRASMOOTH Australia 5 Feb 2016 1293129 Registered Miradry, Inc. 5 Feb 2026 5 Feb 2016 1293129 Allow to Lapse Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat or odor glands or hair follicles in the treatment of aesthetic, topical and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. Miramar Labs, Inc. MIRAWAVE Australia 17 May 2010 1040002 Registered Miradry, Inc. 17 May 2020 17 May 2010 1040002 Allow to Lapse Lisa Rosaya Class 10 Goods Microwave generator for medical apparatus, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. Brazil Miramar Labs, Inc. Drop Design Brazil 1 Dec 2011 831260580 Registered Miradry, Inc. 11 Oct 2026 11 Oct 2016 831260580 Lisa Rosaya Class 10 Dispositivos médicos, instrumentos e aparelhos, a saber, geradores de microondas, aplicadores radiantes de energia Goods eletromagnética e aplicadores sanitários descartáveis na natureza cobrindo o uso com dispositivos eletromédicos para uso na redução ou remoção de glândulas sudoríparas e/ou folículos capilares, no tratamento estético, tópico e subcutâneo das condições da pele e na promoção da saúde tópica e subcutânea da pele. Class 10 Goods Medical devices, instruments and apparatus, namely microwave generators, electromagnetic energy radiating applicators and disposable sanitary applicators in the nature covering the use with electromedical devices for use in the reduction or removal of sweat glands and / or hair follicles in the aesthetic treatment, topical and subcutaneous skin conditions and the promotion of topical and subcutaneous health of the skin.

Miramar Labs, Inc. MIRADRY Brazil 1 Jun 2010 830675736 Registered Miradry, Inc. 28 Jan 2024 28 Jan 2014 830675736 Lisa Rosaya Class 10 Goods Dispositivos médicos, instrumentos e aparelhos, a saber, geradores de microondas, aplicadores e descartáveis para uso na redução ou remoção de glândulas sudoríparas e folículos capilares, no tratamento estético, tópico e subcutâneo das condições da pele e na promoção da saúde tópica e subcutânea da pele. Class 10 Goods Medical devices, instruments and apparatus, namely microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the aesthetic, topical and subcutaneous treatment of skin conditions and in the promotion of topical and subcutaneous health of the skin. Miramar Labs, Inc. MIRADRY & Design Brazil 1 Jun 2010 830675728 Registered Miradry, Inc. 28 Jan 2024 28 Jan 2014 830675728 Lisa Rosaya Class 10 Goods Dispositivos médicos, instrumentos e aparelhos, a saber, geradores de microondas, aplicadores e descartáveis para uso na redução ou remoção de glândulas sudoríparas e folículos capilares, no tratamento estético, tópico e subcutâneo das condições da pele e na promoção da saúde tópica e subcutânea da pele. Class 10 Goods Medical devices, instruments and apparatus, namely microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the aesthetic, topical and subcutaneous treatment of skin conditions and in the promotion of topical and subcutaneous health of the skin. Miramar Labs, Inc. MIRAFRESH Brazil 5 Feb 2016 910603839 Registered Miradry, Inc. 27 Mar 2028 27 Mar 2018 910603839 Allow to Lapse Lisa Rosaya Class 10 Goods Dispositivos médicos, instrumentos e aparelhos, a saber, geradores de microondas, aplicadores e descartáveis para uso na redução ou remoção de suor ou de glândulas sudoríparas ou de folículos capilares, no tratamento estético, tópico e subcutâneo de problemas de pele e na promoção da saúde tópica e subcutânea da pele, todos os produtos mencionados acima com exceção dos produtos na área da odontologia, ortodontia, cirurgia dentária, laboratórios dentais, cuidados odontológico, cuidados da faringe, cuidados bucais e cuidados labiais. Class 10 Goods Medical devices, instruments and apparatus, namely microwave generators, applicators and disposables for use in the reduction or removal of sweat or sweat glands or hair follicles, in the aesthetic, topical and subcutaneous treatment of skin problems and in the promotion of health topical and subcutaneous skin care products, all products mentioned above with the exception of products in the fields of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. Miramar Labs, Inc. MIRAMAR LABS Brazil 8 Sep 2008 829950141 Registered Trench, Rossi e Watanabe - Advogados/Baker & McKenzie (Rio de Janeiro) Miradry, Inc. 27 Nov 2022 27 Nov 2012 829950141 Allow to Lapse Lisa Rosaya Class 10 Goods Devices, appliances and medical instruments. Class 10 Goods Dispositivos, aparelhos e instrumentos médicos.

Miramar Labs, Inc. MIRASMOOTH Brazil 5 Feb 2016 910603693 Registered Miradry, Inc. 3 Apr 2028 3 Apr 2018 910603693 Allow to Lapse Lisa Rosaya Class 10 Goods Dispositivos médicos, instrumentos e aparelhos, a saber, geradores de microondas, aplicadores e descartáveis para uso na redução ou remoção de suor ou de glândulas sudoríparas ou de folículos capilares, no tratamento estético, tópico e subcutâneo de problemas de pele e na promoção da saúde tópica e subcutânea da pele, todos os produtos mencionados acima com exceção dos produtos na área da odontologia, ortodontia, cirurgia dentária, laboratórios dentais, cuidados odontológico, cuidados da faringe, cuidados bucais e cuidados labiais, e oftalmologia. Class 10 Goods Medical devices, instruments and apparatus, namely microwave generators, applicators and disposables for use in the reduction or removal of sweat or sweat glands or hair follicles, in the aesthetic, topical and subcutaneous treatment of skin problems and in the promotion of health topical and subcutaneous skin care, all products mentioned above with the exception of products in the fields of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care, and ophthalmology. Miramar Labs, Inc. MIRAWAVE Brazil 14 May 2010 830641688 Registered Miradry, Inc. 11 Feb 2024 11 Feb 2014 830641688 Allow to Lapse Lisa Rosaya Class 10 Goods Aparelhos para geração de energia por microondas adaptados para uso médico, com exceção dos produtos na área da odontologia, ortodontia, cirurgia dentária, laboratórios de prótese dentária, tratamento dentário, cuidado da faringe, higiene bucal e cuidado dos lábios. Class 10 Goods Apparatus for generating energy by microwaves adapted for medical use, except for products in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental treatment, pharyngeal care, oral hygiene and lip care. Canada Miramar Labs, Inc. Drop Design Canada 29 Nov 2011 1554251 Registered Baker & McKenzie LLP (Toronto) Miradry, Inc. 9 Jan 2028 9 Jan 2013 TMA839561 Lisa Rosaya Stephanie Vaccari Disclaimers 10 - Medical and veterinary devices Class 10 Goods (1) Medical devices, instruments and apparatus, namely, microwave generators, electromagnetic energy radiating applicators and disposables, namely, sanitary applicator covers for use with electro-medical devices used in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical and subcutaneous skin conditions, and in the promotion of topical and subcutaneous skin health. Miramar Labs, Inc. MIRADRY Canada 31 May 2010 1483071 Registered Baker & McKenzie LLP (Toronto) Miradry, Inc. 10 Jun 2026 10 Jun 2011 TMA799734 Lisa Rosaya Stephanie Vaccari Disclaimers 10 - Medical and veterinary devices Class 10 Goods (1) Medical devices, instruments and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health. Miramar Labs, Inc. MIRADRY Canada 7 May 2013 1625569 Registered Baker & McKenzie LLP (Toronto) Miradry, Inc. 17 Apr 2030 17 Apr 2015 TMA901413 Lisa Rosaya Stephanie Vaccar

Disclaimers 44 - Medical and veterinary, beauty, agricultural and forestry Class 44 Goods (1) Non-invasive medical procedures, namely, the application of electromagnetic energy for the treatment of aesthetic, topical and subcutaneous skin conditions. Miramar Labs, Inc. MIRADRY & Design Canada 2 Jun 2010 1483404 Registered Baker & McKenzie LLP (Toronto) Miradry, Inc. 10 Jun 2026 10 Jun 2011 TMA799735 Lisa Rosaya Stephanie Vaccari Disclaimers 10 - Medical and veterinary devices Class 10 Goods (1) Medical devices, instruments and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health. Miramar Labs, Inc. MIRADRY & Design Canada 7 May 2013 1625612 Registered Baker & McKenzie LLP (Toronto) Miradry, Inc. 17 Apr 2030 17 Apr 2015 TMA901398 Lisa Rosaya Stephanie Vaccari Disclaimers 44 - Medical and veterinary, beauty, agricultural and forestry Class 44 Goods (1) Non-invasive medical procedures, namely, the application of electromagnetic energy for the treatment of aesthetic, topical and subcutaneous skin conditions. Miramar Labs, Inc. MIRAMAR LABS Canada 5 Sep 2008 1409665 Registered Baker & McKenzie LLP (Toronto) Miradry, Inc. 18 Aug 2026 18 Aug 2011 TMA804784 Allow to Lapse Lisa Rosaya Stephanie Vaccari Class Goods Medical and veterinary devices. Class 10 Goods (1) Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical, and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health. Miramar Labs, Inc. MIRAWAVE Canada 13 May 2010 1480931 Registered Baker & McKenzie LLP (Toronto) Miradry, Inc. 26 Nov 2028 26 Nov 2013 TMA865873 Allow to Lapse Lisa Rosaya Stephanie Vaccari Disclaimers 10 - Medical and veterinary devices Class 10 Goods (1) Microwave generator for medical apparatus, excepting for use in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. China Miradry, Inc. MIRADRY in Chinese Characters 魅力华 (simplified) China 5 Jun 2019 38674221 Pending Miradry, Inc. Lisa Rosaya

Class 10 Goods Medical apparatus and instruments; esthetic massage apparatus; microdermabrasion apparatus; fumigation apparatus for medical purposes; skin moisture analysers for medical purposes; apparatus and instruments; medical ultrasound apparatus; gloves for massage; feeding bottles; condoms; hair prostheses; orthopedic articles; thread, surgical. Miradry, Inc. MIRAFRESH China 6 Feb 2016 19095325 Registered Miradry, Inc. 13 Mar 2027 14 Mar 2017 19095325 Allow to Lapse Lisa Rosaya Class 10 Goods Gloves for medical purposes; radiological apparatus for medical purposes; medical apparatus and instruments; surgical sponges; receptacles for applying medicines; sterile sheets, surgical; suture materials Miradry, Inc. MIRASMOOTH China 6 Feb 2016 19095324 Registered Miradry, Inc. 13 Mar 2027 14 Mar 2017 19095324 Allow to Lapse Lisa Rosaya Class 10 Goods Gloves for medical purposes; radiological apparatus for medical purposes; medical apparatus and instruments; surgical sponges; receptacles for applying medicines; sterile sheets, surgical; suture materials Miramar Labs, Inc. MIRADRY China 28 May 2010 1050025 Registered Miradry, Inc. 28 May 2020 28 May 2010 1050025 Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical, and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health. Miramar Labs, Inc. MIRADRY & Design China 28 May 2010 1040350 Registered Miradry, Inc. 28 May 2020 28 May 2010 1040350 Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical, and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health. EUTM Miramar Labs, Inc. Drop Design EUTM 28 Nov 2011 1102733 Registered Miradry, Inc. 28 Nov 2021 13 Nov 2012 1102733 Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, electromagnetic energy radiating applicators and disposables in the nature of sanitary applicator covers for use with an electro-medical devices for use in the reduction or removal of sweat glands and/or hair follicles, in the treatment of aesthetic, topical and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health. Miramar Labs, Inc. MIRADRY EUTM 28 May 2010 1050025 Registered Miradry, Inc. 28 May 2020 8 Aug 2011 1050025 Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical, and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health.

Miramar Labs, Inc. MIRADRY EUTM 6 May 2013 1162374 Registered Miradry, Inc. 6 May 2023 6 May 2013 1162374 Lisa Rosaya Class 44 Goods Non-invasive medical procedures for the treatment of aesthetic, topical, and subcutaneous skin conditions. Miramar Labs, Inc. MIRADRY & Design EUTM 28 May 2010 1040350 Registered Miradry, Inc. 28 May 2020 28 Apr 2011 1040350 Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical, and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health. Miramar Labs, Inc. MIRADRY & Design EUTM 6 May 2013 1161779 Registered Miradry, Inc. 6 May 2023 14 Apr 2014 1161779 Lisa Rosaya Class 44 Goods Non-invasive medical procedures for the treatment of aesthetic, topical, and subcutaneous skin conditions. Miramar Labs, Inc. MIRASMOOTH EUTM 5 Feb 2016 1293129 Registered Miradry, Inc. 5 Feb 2026 18 Jan 2017 1293129 Allow to Lapse Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat or odor glands or hair follicles in the treatment of aesthetic, topical and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. Miramar Labs, Inc. MIRAWAVE EUTM 17 May 2010 1040002 Registered Miradry, Inc. 17 May 2020 28 Apr 2011 1040002 Allow to Lapse Lisa Rosaya Class 10 Goods Microwave generator for medical apparatus, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. Hong Kong Miramar Labs, Inc. MIRADRY Hong Kong 1 Jun 2010 301628217 Registered Baker & McKenzie (Hong Kong) Miradry, Inc. 31 May 2020 1 Jun 2010 301628217 Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical, and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health. Miramar Labs, Inc. MIRADRY & Design Hong Kong 1 Jun 2010 301628226 Registered Baker & McKenzie (Hong Kong) Miradry, Inc. 31 May 2020 1 Jun 2010 301628226 Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical, and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health.

Baker & Miramar Labs, Inc. MIRAFRESH Hong Kong 5 Feb 2016 303681054 Registered McKenzie (Hong Kong) Miradry, Inc. 4 Feb 2026 5 Feb 2016 303681054 Allow to Lapse Lisa Rosaya Class 10 Goods (A) Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat or odor glands or hair follicles in the treatment of aesthetic, topical and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. (B) Medical devices, instruments, and apparatus. Miramar Labs, Inc. MIRASMOOTH Hong Kong 5 Feb 2016 303681063 Registered Baker & McKenzie (Hong Kong) Miradry, Inc. 4 Feb 2026 5 Feb 2016 303681063 Allow to Lapse Lisa Rosaya Class 10 Goods (A) Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat or odor glands or hair follicles in the treatment of aesthetic, topical and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. (B) Medical devices, instruments, and apparatus. Miramar Labs, Inc. MIRAWAVE Hong Kong 14 May 2010 301613475 Registered Baker & McKenzie (Hong Kong) Miradry, Inc. 13 May 2020 14 May 2010 301613475 Allow to Lapse Lisa Rosaya Class 10 Goods Microwave generator for medical apparatus; all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. India Miramar Labs, Inc. MIRASMOOTH India 5 Feb 2016 1293129 Registered Miradry, Inc. 5 Feb 2026 5 Feb 2016 1293129 Allow to Lapse Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat or odor glands or hair follicles in the treatment of aesthetic, topical and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. Israel Miramar Labs, Inc. MIRASMOOTH Israel 5 Feb 2016 283903 Registered Miradry, Inc. 5 Feb 2026 4 Sep 2018 1293129 Allow to Lapse Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators in the nature of handheld electromagnetic energy radiating units, and disposable templates in the nature of temporary tattoo transfers to mark the medical treatment area, for use in the reduction or removal of sweat or odor glands or hair follicles in the treatment of aesthetic, topical and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care.

Japan Miramar Labs, Inc. Drop Design Japan 28 Nov 2011 1102733 Registered 28 Nov 28 Nov Lisa Miradry, Inc. 2021 2011 1102733 Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, electromagnetic energy radiating applicators and disposables in the nature of sanitary applicator covers for use with an electro-medical devices for use in the reduction or removal of sweat glands and/or hair follicles, in the treatment of aesthetic, topical and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health. Miramar Labs, Inc. MIRADRY Japan 28 May 2010 1050025 Registered Miradry, Inc. 28 May 2020 28 May 2010 1050025 Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical, and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health. Miramar Labs, Inc. MIRADRY Japan 6 May 2013 1162374 Registered Miradry, Inc. 6 May 2023 6 May 2013 1162374 Lisa Rosaya Class 44 Goods Non-invasive medical procedures for the treatment of aesthetic, topical, and subcutaneous skin conditions. Miramar Labs, Inc. MIRADRY & Design Japan 28 May 2010 1040350 Registered Miradry, Inc. 28 May 2020 28 May 2010 1040350 Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical, and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health. Miramar Labs, Inc. MIRADRY & Design Japan 6 May 2013 1161779 Registered Miradry, Inc. 6 May 2023 6 May 2013 1161779 Lisa Rosaya Class 44 Goods Non-invasive medical procedures for the treatment of aesthetic, topical, and subcutaneous skin conditions. Miramar Labs, Inc. MIRASMOOTH Japan 5 Feb 2016 1293129 Registered Miradry, Inc. 5 Feb 2026 5 Feb 2016 1293129 Allow to Lapse Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat or odor glands or hair follicles in the treatment of aesthetic, topical and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. Miramar Labs, Inc. MIRAWAVE Japan 17 May 2010 1040002 Registered Miradry, Inc. 17 May 2020 17 May 2010 1040002 Allow to Lapse Lisa Rosaya Class 10 Goods Microwave generator for medical apparatus, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care.

Korea - Republic of (South) Miramar Labs, Inc. Drop Design Korea - Republic of (South) 28 Nov 2011 1102733 Registered Miradry, Inc. 28 Nov 2021 28 Nov 2011 1102733 Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, electromagnetic energy radiating applicators and disposables in the nature of sanitary applicator covers for use with an electro-medical devices for use in the reduction or removal of sweat glands and/or hair follicles, in the treatment of aesthetic, topical and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health. Miramar Labs, Inc. MIRADRY Korea - Republic of (South) 28 May 2010 1050025 Registered Miradry, Inc. 28 May 2020 28 May 2010 1050025 Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical, and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health. Miramar Labs, Inc. MIRADRY & Design Korea - Republic of (South) 28 May 2010 1040350 Registered Miradry, Inc. 28 May 2020 28 May 2010 1040350 Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical, and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health. Miramar Labs, Inc. MIRAFRESH Korea - Republic of (South) 5 Feb 2016 1292775 Registered Miradry, Inc. 5 Feb 2026 5 Feb 2016 1292775 Allow to Lapse Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat or odor glands or hair follicles in the treatment of aesthetic, topical and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. Miramar Labs, Inc. MIRASMOOTH Korea - Republic of (South) 5 Feb 2016 1293129 Registered Miradry, Inc. 5 Feb 2026 5 Feb 2016 1293129 Allow to Lapse Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat or odor glands or hair follicles in the treatment of aesthetic, topical and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. Miramar Labs, Inc. MIRAWAVE Korea - Republic of (South) 17 May 2010 1040002 Registered Miradry, Inc. 17 May 2020 17 May 2010 1040002 Allow to Lapse Lisa Rosaya

Class 10 Microwave generator for medical apparatus, all aforementioned goods with the exception of goods in the field of dentistry, Goods orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. Kuwait Miramar Labs, Inc. MIRAFRESH Kuwait 7 Feb 2016 177317 Registered Miradry, Inc. 7 Feb 2026 7 Feb 2016 152422 Allow to Lapse Lisa Rosaya Class 10 Goods Miramar Labs, Inc. MIRAMAR LABS Kuwait 21 Oct 2008 98641 Lapsed Saba & Co - Kuwait Miradry, Inc. 21 Oct 2018 21 Oct 2008 80646 Allow to Lapse Lisa Rosaya Class 10 Goods Miramar Labs, Inc. MIRASMOOTH Kuwait 7 Feb 2016 177318 Registered Miradry, Inc. 7 Feb 2026 7 Feb 2016 152423 Allow to Lapse Lisa Rosaya Class 10 Goods Mexico Miramar Labs, Inc. MIRADRY Mexico 31 May 2010 1093129 Registered Miradry, Inc. 31 May 2020 30 Sep 2010 1182432 Lisa Rosaya Class 10 Goods Aparatos, dispositivos e instrumentos quirurgicos y medicos, especialmente generadores, aplicadores y partes desechabies de microondas para uso en la reduccion o eliminacion de glandulas sudoriparas y foliculos capilares, en el tratamiento de afecciones esteticas, topicas y subcutaneas de la piel y en la promocion de la salud topica y subcutanea de la piel. Class 10 Goods Surgical and medical devices, devices and instruments, especially generators, applicators and disposables of microwaves for use in the reduction or elimination of sweat glands and hair follicles, in the treatment of aesthetic, topical and subcutaneous affections of the skin and in the promotion of the topical and subcutaneous health of the skin. Miramar Labs, Inc. MIRADRY Mexico 31 May 2010 1093130 Registered Miradry, Inc. 31 May 2020 30 Sep 2010 1182433 Lisa Rosaya Class 10 Goods Aparatos, dispositivos e instrumentos quirurgicos y medicos, especialmente generadores, aplicadores y partes desechabies de microondas para uso en la reduccion o eliminacion de glandulas sudoriparas y foliculos capilares, en el tratamiento de afecciones esteticas, topicas y subcutaneas de la piel y en la promocion de la salud topica y subcutanea de la piel. Class 10 Goods Surgical and medical devices, devices and instruments, especially generators, applicators and disposables of microwaves for use in the reduction or elimination of sweat glands and hair follicles, in the treatment of aesthetic, topical and subcutaneous affections of the skin and in the promotion of the topical and subcutaneous health of the skin. Miramar Labs, Inc. MIRAFRESH Mexico 5 Feb 2016 1729240 Registered Baker & McKenzie (Mexico City) Miradry, Inc. 5 Feb 2026 2 Mar 2017 1727851 Allow to Lapse Lisa Rosaya Class 10 Goods Dispositivos, instrumentos y aparatos medicos, a saber, generadores de microondas, aplicadores y articulos desechables para la reduccion o extraccion de glandulas odoriferas o foliculos pilosos en el tratamiento de afecciones cutaneas esteticas, topicas y subcutaneas y la promocion de la salud cutanea y subcutanea, todos los productos mencionados, excepto productos para odontologia, ortodoncia, cirugia dental, laboratorios dentales, cuidados dentales, cuidado de la faringe, cuidado bucal y cuidado de los labios.

Class 10 Goods Devices, medical devices, namely, microwave generators, applicators and disposable supplies for the reduction or removal of odoriferous glands or hair follicles in the treatment of skin conditions aesthetic, topical and subcutaneous and promotion of skin health and subcutaneous, all the aforesaid goods except products for dentistry, orthodontics, dental surgery, dental laboratories, dental care, care of the pharynx, oral care and lip care. Miramar Labs, Inc. MIRASMOOTH Mexico 5 Feb 2016 1293129 Registered Miradry, Inc. 5 Feb 2026 18 Apr 2017 1293129 Allow to Lapse Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat or odor glands or hair follicles in the treatment of aesthetic, topical and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. Miramar Labs, Inc. MIRAWAVE Mexico 13 May 2010 1089258 Registered Miradry, Inc. 13 May 2020 13 Sep 2010 1178886 Allow to Lapse Lisa Rosaya Class 10 Goods Aparatos e instrumentos medicos, especialmente generador de microondas para aparatos medicos con excepcion de los productos en el campo de la odontolofia, ortodoncia, cirugia dental, laboratorios dentales, cuidado dental, higiene dental, cuidado de la faringe, higiene bucal y cuidado de labios. Class 10 Goods Medical devices and instruments, especially microwave generator for medical devices with the exception of products in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, dental hygiene, pharyngeal care, oral hygiene and lip care. Qatar Miramar Labs, Inc. MIRAFRESH Qatar 7 Feb 2016 103652 Registered Miradry, Inc. 6 Feb 2026 15 May 2017 103652 Allow to Lapse Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction of removal of sweat or odor glands or hair follicles in the treatment of aesthetic, topical and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. Miramar Labs, Inc. MIRASMOOTH Qatar 7 Feb 2016 103653 Registered Miradry, Inc. 6 Feb 2026 17 May 2017 103653 Allow to Lapse Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat or odor glands or hair follicles in the treatment of aesthetic, topical and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. Saudi Arabia Miramar Labs, Inc. MIRAFRESH Saudi Arabia 7 Feb 2016 1437009440 Registered Miradry, Inc. 7 Oct 2025 12 Oct 2016 1437009440 Allow to Lapse Lisa Rosaya Class 10 Goods On surgical and medical instruments and instruments, dental and veterinary instruments, limbs, eyes and artificial teeth, orthopedic instruments, stitching or wound suture materials. Miramar Labs, Inc. MIRASMOOTH Saudi Arabia 7 Feb 2016 1437009442 Registered Miradry, Inc. 7 Oct 2025 12 Oct 2016 1437009442 Allow to Lapse Lisa Rosaya Class 10 Goods On surgical and medical instruments and instruments, dental and veterinary instruments, limbs, eyes and artificial teeth, orthopedic instruments, stitching or wound suture materials

Singapore Miramar Labs, Inc. MIRADRY Singapore 28 May 2010 1050025 Registered Baker & McKenzie (Singapore) Miradry, Inc. 28 May 2020 28 May 2010 1050025 IR designation under Article 9 Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical, and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health. Miramar Labs, Inc. MIRADRY & Design Singapore 28 May 2010 1040350 Registered Baker & McKenzie (Singapore) Miradry, Inc. 28 May 2020 28 May 2010 1040350 IR designation under Article 9 Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical, and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health. Miramar Labs, Inc. MIRAFRESH Singapore 5 Feb 2016 1292775 Registered Baker & McKenzie (Singapore) Miradry, Inc. 5 Feb 2026 5 Feb 2016 1292775 Allow to Lapse Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat or odor glands or hair follicles in the treatment of aesthetic, topical and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. Miramar Labs, Inc. MIRASMOOTH Singapore 5 Feb 2016 1293129 Registered Baker & McKenzie (Singapore) Miradry, Inc. 5 Feb 2026 5 Feb 2016 1293129 Allow to Lapse Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat or odor glands or hair follicles in the treatment of aesthetic, topical and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. Miramar Labs, Inc. MIRAWAVE Singapore 17 May 2010 1040002 Registered Baker & McKenzie (Singapore) Miradry, Inc. 17 May 2020 17 May 2010 1040002 Allow to Lapse Lisa Rosaya Class 10 Goods Microwave generator for medical apparatus, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care.

Switzerland Miramar Labs, Inc. MIRADRY Switzerland 28 May 2010 1050025 Registered John M. Kim (IP Legal Advisors, P.C.) Miradry, Inc. 28 May 28 May 2010 1050025 Lisa Rosaya 2020 Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical, and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health. Miramar Labs, Inc. MIRADRY & Design Switzerland 28 May 2010 1040350 Registered Miradry, Inc. 28 May 2020 28 May 2010 1040350 Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical, and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health. Miramar Labs, Inc. MIRASMOOTH Switzerland 5 Feb 2016 1293129 Registered Miradry, Inc. 5 Feb 2026 5 Feb 2016 1293129 Allow to Lapse Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat or odor glands or hair follicles in the treatment of aesthetic, topical and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. Miramar Labs, Inc. MIRAWAVE Switzerland 17 May 2010 1040002 Registered Miradry, Inc. 17 May 2020 17 May 2010 1040002 Allow to Lapse Lisa Rosaya Class 10 Goods Microwave generator for medical apparatus, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. Taiwan Miradry, Inc. MIRADRY Taiwan 12 Apr 2018 107022120 Registered Miradry, Inc. 30 Nov 2028 1 Dec 2018 01954637 Lisa Rosaya Class 10 Goods Medical equipment; medical equipment. Miradry, Inc. MIRADRY & Design Taiwan 12 Apr 2018 107022121 Registered Miradry, Inc. 30 Nov 2028 1 Dec 2018 01954638 Lisa Rosaya Class 10 Goods Medical equipment; medical equipment. United Arab Emirates Miradry, Inc. MIRAMAR LABS United Arab Emirates 7 Sep 2008 119025 Lapsed Miradry, Inc. 7 Sep 2018 Allow to Lapse Lisa Rosaya Class 10 Goods Miramar Labs, Inc. MIRAFRESH United Arab Emirates 6 Feb 2016 248188 Registered Miradry, Inc. 6 Feb 2026 26 Oct 2016 248188 Allow to Lapse Lisa Rosaya

Class 10 Goods Medical devices and equipment, specifically, microwave generators and disposable materials and materials to be used to relieve or remove sweat glands, scents or hair follicles in treating cases aesthetic, topical and subcutaneous skin to promote the health of the epidermis and subcutaneous skin, all of the above mentioned products excluding dental, orthodontics, dental surgery, dental, dental and pharyngology oral care and lip care. Class 10 Goods الأجهزة والمعدات والأدوات الطبية ، تحديداً ، مولدات الميكرويف وأدوات ومواد تستخدم لمرة واحدة لإستخدامها في تخفيف أو إزالة غدد العرق أو الرائحة أو بصيلات الشعر في علاج حالات البشرة الجمالية و الموضعية وما تحت البشرة و لتعزيز صحة البشرة الموضعية وما تحت البشرة ، جميع السلع المذكورة آنفاً بإستثناء السلع في مجال طب .الأسنان وتقويم الأسنان وجراحة الأسنان ومختبرات الأسنان والعناية بالأسنان والعناية بالبلعوم والعناية بالفم والعناية بالشفاه Miramar Labs, Inc. MIRASMOOTH United Arab Emirates 6 Feb 2016 248189 Registered Miradry, Inc. 6 Feb 2026 26 Oct 2016 248189 Allow to Lapse Lisa Rosaya Class 10 Goods Medical devices and equipment, specifically, microwave generators and disposable materials and materials to be used to relieve or remove sweat glands, scents or hair follicles in treating cases aesthetic, topical and subcutaneous skin to promote the health of the epidermis and subcutaneous skin, all of the above mentioned products excluding dental, orthodontics, dental surgery, dental, dental and pharyngology oral care and lip care. Class 10 Goods الأجهزة والمعدات والأدوات الطبية ، تحديداً ، مولدات الميكرويف وأدوات ومواد تستخدم لمرة واحدة لإستخدامها في تخفيف أو إزالة غدد العرق أو الرائحة أو بصيلات الشعر في علاج حالات البشرة الجمالية و الموضعية وما تحت البشرة و لتعزيز صحة البشرة الموضعية وما تحت البشرة ، جميع السلع المذكورة آنفاً بإستثناء السلع في مجال طب .الأسنان وتقويم الأسنان وجراحة الأسنان ومختبرات الأسنان والعناية بالأسنان والعناية بالبلعوم والعناية بالفم والعناية بالشفاه United States of America Miradry, Inc. BIOTIP United States of America 4 Sep 2018 88103481 Registered Miradry, Inc. 16 Apr 2029 16 Apr 2019 5726993 Lisa Rosaya Class 10 Goods Disposable sanitary applicator for use with electro-medical devices for the treatment of skin conditions and in the promotion of skin health, including the treatment of aesthetic, topical and subcutaneous skin conditions and skin health. Miradry, Inc. Drop Design United States of America 2 Jun 2011 85336813 Registered Miradry, Inc. 15 May 2022 15 May 2012 4144202 Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, electromagnetic energy radiating applicators and disposables in the nature of sanitary applicator covers for use with an electro-medical devices for use in the reduction or removal of sweat glands and/or hair follicles, in the treatment of aesthetic, topical and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health. Miradry, Inc. MIRADRY United States of America 4 Dec 2009 77886273 Registered Miradry, Inc. 19 Jul 2021 19 Jul 2011 3998952 Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical, and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health. Miradry, Inc. MIRADRY United States of America 7 Nov 2012 85773803 Registered Miradry, Inc. 25 Jun 2023 25 Jun 2013 4358050 Lisa Rosaya

Class 44 Goods Non-invasive medical procedures for the treatment of aesthetic, topical, and subcutaneous skin conditions. Miradry, Inc. MIRADRY & Design United States of America 4 Dec 2009 77886437 Registered Miradry, Inc. 19 Jul 2021 19 Jul 2011 3998953 Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical, and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health. Miradry, Inc. MIRADRY & Design United States of America 7 Nov 2012 85774022 Registered Miradry, Inc. 25 Jun 2023 25 Jun 2013 4358051 Lisa Rosaya Class 44 Goods Non-invasive medical procedures for the treatment of aesthetic, topical, and subcutaneous skin conditions. Miradry, Inc. MIRASMOOTH United States of America 6 Aug 2015 86716924 Registered Miradry, Inc. 6 Dec 2026 6 Dec 2016 5096600 Allow to Lapse Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators in the nature of handheld electromagnetic energy radiating units, and disposable templates in the nature of temporary tattoo transfers to mark the medical treatment area, for use in the reduction or removal of sweat or odor glands or hair follicles in the treatment of aesthetic, topical and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. Miradry, Inc. MIRAWAVE United States of America 17 Nov 2009 77874719 Registered Miradry, Inc. 27 Aug 2023 27 Aug 2013 4392548 Allow to Lapse Lisa Rosaya Class 10 Goods Microwave generator for medical apparatus, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. Miramar Labs, Inc. MIRAMAR LABS United States of America 6 Mar 2008 77415589 Registered Baker & McKenzie (New York) Miradry, Inc. 2 Mar 2020 2 Mar 2010 3755299 Allow to Lapse Lisa Rosaya Disclaimers ''LABS'' Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical, and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care.

WIPO Miramar Labs, Inc. Drop Design WIPO 28 Nov 2011 1102733 Registered Miradry, Inc. 28 Nov 2021 28 Nov 2011 1102733 Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, electromagnetic energy radiating applicators and disposables in the nature of sanitary applicator covers for use with an electro-medical devices for use in the reduction or removal of sweat glands and/or hair follicles, in the treatment of aesthetic, topical and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health. Miramar Labs, Inc. MIRADRY WIPO 28 May 2010 1050025 Registered Miradry, Inc. 28 May 2020 28 May 2010 1050025 Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical, and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health. Miramar Labs, Inc. MIRADRY WIPO 6 May 2013 1162374 Registered Miradry, Inc. 6 May 2023 6 May 2013 1162374 Lisa Rosaya Class 44 Goods Non-invasive medical procedures for the treatment of aesthetic, topical, and subcutaneous skin conditions. Miramar Labs, Inc. MIRADRY & Design WIPO 28 May 2010 1040350 Registered Miradry, Inc. 28 May 2020 28 May 2010 1040350 Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat glands and hair follicles, in the treatment of aesthetic, topical, and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health. Miramar Labs, Inc. MIRADRY & Design WIPO 6 May 2013 1161779 Registered Miradry, Inc. 6 May 2023 6 May 2013 1161779 Lisa Rosaya Class 44 Goods Non-invasive medical procedures for the treatment of aesthetic, topical, and subcutaneous skin conditions. Miramar Labs, Inc. MIRASMOOTH WIPO 5 Feb 2016 1293129 Registered Miradry, Inc. 5 Feb 2026 5 Feb 2016 1293129 Allow to Lapse Lisa Rosaya Class 10 Goods Medical devices, instruments, and apparatus, namely, microwave generators, applicators and disposables for use in the reduction or removal of sweat or odor glands or hair follicles in the treatment of aesthetic, topical and subcutaneous skin conditions and in the promotion of topical and subcutaneous skin health, all aforementioned goods with the exception of goods in the field of dentistry, orthodontics, dental surgery, dental laboratories, dental care, pharyngeal care, oral care and lip care. Miramar Labs, Inc. MIRAWAVE WIPO 17 May 2010 1040002 Registered Miradry, Inc. 17 May 2020 17 May 2010 1040002 Allow to Lapse Lisa Rosaya Class 10 Goods Microwave generator for medical apparatus. Class 5 Goods Silicone sold as an ingredient of scar treatment gel. GIPM - END OF REPORT Generated by Baker & McKenzie's Global IP Manager: Printed 2 Mar 2020 15:35

Schedule 3.26 – Accounting Controls

As of the date hereof, the Company’s internal control over financial reporting is not effective.

Schedule 6.1 – Debt; Contingent Obligations

-	Existing Equipment Leases (defined below)

Schedule 6.2 – Liens

Debtor2	Secured Party	Jurisdiction	Instrument Number	Filed Date	Collateral	Outstanding Amount
Sientra, Inc.	Toyota Motor Credit Corporation	Delaware	20133563260	09/03/2013	Equipment	$8,393.28
miraDry, Inc.	U.S. Bank Equipment Finance	Delaware	20141259290	03/31/2014	Equipment	$7,000
Sientra, Inc.	Wells Fargo	Delaware	20190040373	01/03/2019	Equipment	$87,759

2 Collectively the “Existing Equipment Leases”

Schedule 6.7 – Purchase of Assets, Investments

None.

Schedule 6.8 – Transactions with Affiliates

None

EXHIBIT A

FORM OF CONVERTIBLE NOTE

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SAID ACT INCLUDING, WITHOUT LIMITATION, PURSUANT TO RULES 144 OR 144A UNDER SAID ACT OR PURSUANT TO A PRIVATE SALE EFFECTED UNDER APPLICABLE FORMAL OR INFORMAL SEC INTERPRETATION OR GUIDANCE, SUCH AS A SO-CALLED “4(a)(1) AND A HALF” SALE.

THE SALE, TRANSFER OR ASSIGNMENT OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT DATED AS OF [•], AS AMENDED FROM TIME TO TIME, AMONG THE COMPANY AND CERTAIN HOLDERS OF ITS OUTSTANDING SECURITIES.   COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY.

THIS CONVERTIBLE NOTE (AND ALL PAYMENTS AND ENFORCEMENT PROVISIONS HEREIN) (THE “NOTE”) IS AN UNSECURED OBLIGATION OF THE COMPANY (AS DEFINED BELOW) AND IS SUBJECT TO THE TERMS OF (1) A SUBORDINATION AGREEMENT, DATED AS OF MARCH [__], 2020, BY AND AMONG THE COMPANY, MIDCAP FINANCIAL TRUST, A DELAWARE STATUTORY TRUST (TOGETHER WITH ITS PERMITTED SUCCESSORS AND ASSIGNS), AS ADMINISTRATIVE AGENT, THE HOLDER AND THE OTHER PARTIES NAMED THEREIN (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “SUBORDINATION AGREEMENT (TERM LOAN)”) AND (2) A SUBORDINATION AGREEMENT, DATED AS OF MARCH [__], 2020, BY AND AMONG THE COMPANY, MIDCAP FUNDING IV TRUST, A DELAWARE STATUTORY TRUST (TOGETHER WITH ITS PERMITTED SUCCESSORS AND ASSIGNS), AS ADMINISTRATIVE AGENT, THE HOLDER AND THE OTHER PARTIES NAMED THEREIN (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “SUBORDINATION AGREEMENT (REVOLVING LOAN)” AND TOGETHER WITH THE SUBORDINATION AGREEMENT (TERM LOAN), THE “SUBORDINATION AGREEMENTS”). IN THE EVENT OF ANY INCONSISTENCY BETWEEN THIS NOTE AND THE SUBORDINATION AGREEMENTS, THE TERMS OF THE SUBORDINATION AGREEMENTS SHALL CONTROL.

CONVERTIBLE NOTE

Issuance Date: March [•], 2020	Principal: U.S. $60,000,000

FOR VALUE RECEIVED, SIENTRA, INC., a Delaware corporation (the “Company”), hereby promises to pay to Deerfield Partners, L.P. (the “Holder”) the principal amount of Sixty Million Dollars ($60,000,000) (the “Principal”) pursuant to, and in accordance with, the terms of that certain Facility Agreement, dated as of March [•], 2020, by and among the Company, the

Lenders party thereto and the other parties thereto (together with all exhibits and schedules thereto and as may be amended, restated, modified and supplemented from time to time, the “Facility Agreement”). The Company hereby promises to pay accrued and unpaid Interest (as defined below) and premium, if any, on the Principal on the dates, at the rates and in the manner provided for in the Facility Agreement. This Convertible Note (including all Convertible Notes issued in exchange, transfer or replacement hereof, and as any of the foregoing may be amended, restated, supplemented or otherwise modified from time to time, this “Note”) is one of the Convertible Notes issued pursuant to the Facility Agreement (collectively, including all Convertible Notes issued in exchange, transfer or replacement thereof, and as any of the foregoing may be amended, restated, supplemented or otherwise modified from time to time, the “Notes”). All capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Facility Agreement.

This Note is subject to mandatory prepayment on the terms specified in the Facility Agreement. Except as expressly provided in the Facility Agreement, the Company has no right, but under certain circumstances may have an obligation, to make payments of Principal prior to the fourth anniversary of the Issuance Date. At any time an Event of Default exists, the Principal of this Note, together with all accrued and unpaid Interest and any applicable premium due, if any, may be declared, or shall otherwise become, due and payable in the manner, at the price and with the effect provided in the Facility Agreement.

1.Definitions.

(a)Certain Defined Terms. For purposes of this Note, the following terms shall have the following meanings:

(i)“Affiliate” means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Holder, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Holder will be deemed to be an Affiliate of such Holder. As used in this definition of “Affiliate,” the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or partnership or other ownership interest, by contract, or otherwise.

(ii)“Capital Stock” means, for any entity, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) stock, limited liability company interests or other similar interests issued by that entity, but for the avoidance of doubt, excluding any debt securities convertible into such interests.

(iii)“Common Equity” of any Person means Capital Stock of such Person that is generally entitled (a) to vote, in the election of directors of such person or (b) if such Person is not a corporation, to vote or otherwise participate in the election of the governing body, partners, managers or others that will control the management or policies of such person.

(iv)“Common Stock” means the common stock of the Company.

(v)“Conversion Amount” means the Principal to be converted, redeemed or otherwise with respect to which this determination is being made.

(vi)“Conversion Price” means, as of any Conversion Date or other date of determination, $4.10 per share of Common Stock, subject to adjustment as provided herein and subject to appropriate adjustment to reflect any subdivision of outstanding Common Stock (by any stock split, share or stock dividend, recapitalization or otherwise) or combination of outstanding Common Stock (by consolidation, combination, reverse stock split or otherwise), repayment or reduction of capital or other event giving rise to an adjustment of the nominal amount of such Common Stock hereafter.

(vii)“Dollars” or “$” means United States Dollars.

(viii)“Eligible Market” means the NASDAQ Global Market, the NASDAQ Global Select Market, the New York Stock Exchange, the NYSE Alternext, or the Nasdaq Capital Market.

(ix)“Exchange Act” means the Securities  Exchange Act of 1934, as amended.

(x)“Interest” means any interest (including any default interest) accrued on the Principal pursuant to the terms of this Note and the Facility Agreement.

2

(xi)“Issuance Date” means March [•], 2020, regardless of any exchange or replacement hereof.

(xii)“Major Transaction” means any of the following events:

(A)a consolidation, merger, exchange of shares, recapitalization, reorganization, business combination or other similar event, (1) following which the holders of Common Stock immediately preceding such consolidation, merger, exchange, recapitalization, reorganization, combination or event either (a) no longer hold at least 50% of the Common Stock or (b) no longer have the ability to elect at least 50% of the members of the board of directors of the Company or (2) as a result of which Common Stock shall be converted into or re-designated as (or the holders of shares of Common Stock become entitled to receive) the same or a different number of shares of the same or another class or classes of stock or securities of the Company or another entity (other than to the extent the shares of Common Stock are changed or exchanged solely to reflect a change in the Company’s jurisdiction of incorporation); or

(B)the sale or transfer (other than to a wholly owned subsidiary of the Company that is a Loan Party) in a single transaction or series of related transactions of (i) all or substantially all of the assets of the Company (including, for the avoidance of doubt, all or substantially all of the assets of the Company and its Subsidiaries) or (ii) assets of the Company or its Subsidiaries for a purchase price equal to more than 50% of the Enterprise Value (as defined below) of the Company. For purposes of this clause (B), “Enterprise Value” shall mean (I) the product of (x) the number of issued and outstanding shares of Common Stock on the date the Company delivers the Major Transaction Notice (as defined below in Section 3(b)) multiplied by (y) the per share closing price of the Common Stock on such date plus (II) the amount of the Company’s debt as shown on the latest financial statements filed with the SEC (the “Current Financial Statements”) less (III) the amount of cash and cash equivalents of the Company as shown on the Current Financial Statements; or

(C)a “person” or “group” within the meaning of Section 13(d) of the Exchange Act, other than the Company, files a Schedule TO or any schedule, form or report under the Exchange Act disclosing that such person or group has become the direct or indirect “beneficial owner” as defined in Rule 13d-3 under the Exchange Act of the Company’s Common Equity representing more than 50% of the voting power of the Company’s Common Equity;

(D)the liquidation, bankruptcy, insolvency, dissolution or winding-up (or the occurrence of any analogous proceeding) affecting the Company; or

(E)the Common Stock ceases to be listed, traded or publicly quoted on the NASDAQ Stock Market LLC and are not promptly re-listed or requoted on an Eligible Market; or

(F)the Common Stock ceases to be registered under Section 12 of the Exchange Act;

provided, however, that a transaction or transactions described in clause (A) above shall not constitute a Major Transaction, if at least 90% of the consideration received or to be received by the holders of Common Stock, excluding cash payments for fractional shares, in connection with such transaction or transactions, consists of freely tradable, unrestricted common shares or ordinary shares (“Equity Shares”) of a Qualified Issuer (as defined below) that are listed on an Eligible Market or will be so listed when issued or exchanged in connection with such transaction or transactions and if as a result of such transaction or transactions the obligations of the Company under the Notes and the Facility Agreement are assumed by such Qualified Issuer, and such notes thereafter become convertible at any time and from time to time, pursuant to the terms hereof, into such Equity Shares, including with such appropriate revisions to the Conversion Price and to Schedule I hereto to reflect the conversion ratio to be received by holders of Common Stock in such transaction as shall be reasonably satisfactory to the Holder.  An issuer is a “Qualified Issuer” if, as of the 5th Trading Date prior to the announcement of the foregoing transaction its Market Cap (as defined below) is at least $450 million. “Market Cap” shall mean the product of the number of outstanding Equity Securities and the Volume Weighted Average Price of such securities, both determined as of the foregoing 5th Trading Day.

3

(xiii)“Major  Transaction  Company  Shares”  shall  have  the meaning set forth in Section 3(a) hereof.

(xiv)“Major Transaction Conversion Period” means the period beginning upon receipt by the Holder of a Major Transaction Notice (as defined below) and ending (1) in the case of a Successor Major Transaction (as defined below), five (5) Trading Days prior to consummation of the Major Transaction and (2) in the case of a Company Share Major Transaction (as defined below), at such time as all Principal amounts have been theretofore repaid, converted and/or otherwise satisfied in full hereunder and under the Facility Agreement.

(xv)“Maturity Date” means the fifth anniversary of the Issuance Date, subject to the terms specified in the Facility Agreement.

(xvi)“Person” means an individual, a corporation, a limited liability company, an association, a partnership, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or agency or a political subdivision thereof.

(xvii)“Principal” means the outstanding principal amount of this Note as of any date of determination.

(xviii)“Principal Market” means the Eligible Market on which the Common Stock is primarily listed on and quoted for trading, which as of the Issuance Date, shall be the NASDAQ Stock Market LLC.

(xix)“Registration Failure” means that (A) the Company fails to file with the SEC on or before the Filing Deadline (as defined in the Registration Rights Agreement) any Registration Statement required to be filed pursuant to Section 2(a) of the Registration Rights Agreement registering Conversion Shares (as defined below), (B) the Company fails use its best efforts to obtain effectiveness with the SEC, prior to the Registration Deadline (as defined in the Registration Rights Agreement), of any Registration Statements (as defined in the Registration Rights Agreement) that are required to be filed pursuant to Section 2(a) of the Registration Rights Agreement registering Conversion Shares, or fails to keep such Registration Statement current and effective as required in Section 3 of the Registration Rights Agreement, (C) the Company fails to file any additional Registration Statements required to be filed pursuant to Section 2(a)(ii) of the Registration Rights Agreement registering Conversion Shares on or before the Additional Filing Deadline or fails to use its best efforts to cause such new Registration Statement to become effective on or before the Additional Registration Deadline, (D) the Company fails to file any amendment to any Registration Statement registering Conversion Shares, or any additional Registration Statement required to be filed pursuant to Section 3(b) of the Registration Rights Agreement registering Conversion Shares within twenty (20) days of the applicable Registration Trigger Date (as defined in the Registration Rights Agreement), or fails to use its best efforts to cause such amendment and/or new Registration Statement to become effective within forty-five (45) days of the applicable Registration Trigger Date, (E) any Registration Statement required to be filed under the Registration Rights Agreement registering Conversion Shares, after its initial effectiveness and during the Registration Period (as defined in the Registration Rights Agreement), lapses in effect or sales of any Conversion Shares constituting Registrable Securities (as defined in the Registration Rights Agreement) cannot otherwise be made thereunder (whether by reason of the Company’s failure to amend or supplement the prospectus included therein in accordance with the Registration Rights Agreement, the Company’s failure to file and to obtain effectiveness with the SEC of an additional Registration Statement registering Conversion Shares or amended Registration Statement required pursuant to Sections 2(a)(ii) or 3(b) of the Registration Rights Agreement, as applicable, or otherwise), and (F) the Company fails to provide a written response to any comments to the foregoing Registration Statements submitted by the SEC within twenty (20) days of the date that such SEC comments are received by the Company.

4

(xx)“Registration Rights Agreement” means that certain Registration Rights Agreement dated as of March [•], 2020, among the Company and the Lenders party to the Facility Agreement.

(xxi)“Required Note Holders” means Holders of at least 50.1% of the aggregate principal amount of the Notes outstanding.

(xxii)“SEC” means the Securities and Exchange Commission.

(xxiii)“Securities  Act” means the Securities Act of 1933, as amended.

(xxiv)“Shares” means shares of Common Stock.

(xxv)“Successor Entity” means any Person purchasing the Company’s assets or Common Stock in a Major Transaction, or any successor entity resulting from such Major Transaction.

(xxvi) “Trading Day” means any day on which shares of Common

Stock are traded for any period on the Principal Market.

(xxvii)“Volume Weighted Average Price” for any security as of any date means the volume weighted average sale price of such security on the Principal Market as reported by Bloomberg Financial Markets or an equivalent, reliable reporting service mutually acceptable to and hereinafter designated by the Required Note Holders and the Company (“Bloomberg”) or, if no volume weighted average sale price is reported for such security, then the last closing trade price of such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security that are listed in the over the counter market by the Financial Industry Regulatory Authority, Inc. or on the “over the counter” Bulletin Board (or any successor) or in the “pink sheets” (or any successor) by the OTC Markets Group, Inc. If the Volume Weighted Average Price cannot be calculated for such security on such date in the manner provided above, the Volume Weighted Average Price shall be the fair market value as mutually determined by the Company and the Holders of a majority in interest of the Notes being converted for which the calculation of the Volume Weighted Average Price is required in order to determine the Conversion Price of such Notes.

2.Conversion Rights. This Note may be converted into Shares on the terms and conditions set forth in this Section 2 and, where applicable, Section 3.

(a)Conversion at Option of the Holder. On or after the date hereof, the Holder shall be entitled to convert all or any part of the Principal into, and the Company shall issue, fully paid Shares, ranking pari passu with the fully paid Shares then in issue (the “Conversion Shares”) in accordance with this Section 2 and, if applicable, Section 3, at the Conversion Rate (as defined in Section 2(b)). If the issuance would result in the issuance of a fraction of a Share, then the Company shall round such fraction of a Share up to the nearest whole share. Notwithstanding anything herein to the contrary, the Company shall not issue to the Holder, and the Holder may not acquire, a number of Shares upon conversion of this Note or otherwise issue any Common Stock pursuant hereto or the Facility Agreement to the extent that, upon such conversion, the number of Shares then beneficially owned by the Holder and its Affiliates and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act (including shares held by any “group” of which the Holder is a member, but excluding shares beneficially owned by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein) would exceed 4.985% of the total number of shares of Common Stock then issued (excluding treasury shares) (the “Cap”); provided, however, that the Cap shall only apply to the extent that shares of Common Stock are deemed to constitute “equity securities” pursuant to Rule 13d-1(i) promulgated under the Exchange Act. For purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and applicable regulations of the SEC, and the percentage held by the Holder shall be determined in a manner consistent with the provisions of Section 13(d) of the Exchange Act. Upon the written request of the Holder, the Company shall, within two (2) Trading Days, confirm orally and in writing to the Holder the number of Shares then outstanding.

5

(b)Conversion Rate. The number of Conversion Shares issuable upon a conversion of any portion of this Note pursuant to Section 2 shall be determined according to the following formula (the “Conversion Rate”):

Conversion Amount
Conversion Price

The Conversion Rate shall be subject to adjustment in connection with a Major Transaction Conversion (as defined below) in accordance with and subject to the provisions of Section 3 hereof.

(c)Mechanics of Conversion.   The conversion of this Note shall be conducted in the following manner:

(i)Holder’s Delivery Requirements . To convert a Conversion Amount into Conversion Shares on any date (the “Conversion Date”), the Holder shall (A) transmit by facsimile or electronic mail (or otherwise deliver), for receipt on or prior to 5:00 p.m. New York City time on such date, a copy of an executed conversion notice in the form attached hereto as Exhibit A or, in the case of a Major Transaction Conversion for Major Transaction Company Shares (as defined below), a Major Transaction Conversion Notice (such applicable notice, the “Conversion Notice”) to the Company (Attention: [•], Fax: [•], Email: [•]), and (B) if required by Section 2(c)(vi), surrender to a common carrier for delivery to the Company, no later than three (3) Business Days after the Conversion Date, the original Note being converted (or an indemnification undertaking in customary form with respect to this Note in the case of its loss, theft or destruction).

(ii)Company’s Response . Upon receipt or deemed receipt by the Company of a copy of a Conversion Notice, the Company (I) shall immediately send, via facsimile or electronic mail, a confirmation of receipt of such Conversion Notice to the Holder and the Company’s designated transfer agent (the “Transfer Agent”), which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein and (II) on or before the second (2nd) Trading Day following the date of receipt or deemed receipt by the Company of such Conversion Notice or, in the case of Major Transaction Company Shares, within the period provided in Section 3(d) (the “Share Delivery Date”); (A) provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program and provided that the Holder is eligible to receive Shares through DTC, credit such aggregate number of Conversion Shares to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system, or (B) if the foregoing shall not apply, issue and deliver to the address as specified in the Conversion Notice, a share or stock certificate (as the case may be), registered in the name of the Holder or its designee, for the number of Conversion Shares to which the Holder shall be entitled. If this Note is submitted for conversion, and the Principal represented by this Note is greater than the Principal being converted, then the Company shall, as soon as practicable and in no event later than three (3) Trading Days after receipt of this Note (the “Note Delivery Date”) and at its own expense, issue and deliver to the Holder a new Note representing the Principal not converted and cancel this Note. This Note and the Conversion Shares will be free-trading, and freely transferable, and will not contain a legend restricting the resale or transferability of the Conversion Shares if the Unrestricted Conditions (as defined below) are met.

6

(iii)Dispute Resolution.   In the case of a dispute as to the determination of the Conversion Price or the arithmetic calculation of the Conversion Rate, the Company shall instruct the Transfer Agent to issue to the Holder the number of Conversion Shares that is not disputed and shall transmit an explanation of the disputed determinations or arithmetic calculations to the Holder via facsimile or electronic mail within two (2) Business Days of receipt or deemed receipt of the Holder’s Conversion Notice or other date of determination. If the Holder and the Company are unable to agree upon the determination of the Conversion Price or arithmetic calculation of the Conversion Rate within one (1) Business Day of such disputed determination or arithmetic calculation being transmitted to the Holder, then the Company shall promptly (and in any event within two (2) Business Days) submit via facsimile or electronic mail (A) the disputed determination of the Conversion Price to an independent, reputable investment banking firm agreed to by the Company and the Required Note Holders, or (B) the disputed arithmetic calculation of the Conversion Rate to the Company’s independent registered public accounting firm, as the case may be. The Company shall direct the investment bank or the accounting firm, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than two (2) Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accounting firm’s determination or calculation, as the case may be, shall be binding upon all parties absent manifest error. Notwithstanding anything herein to the contrary, any such final determination in respect of a dispute in connection with a Major Transaction in which the Company is not the surviving parent entity, shall be made prior to consummation of such Major Transaction.

(iv)Record Holder. The person or persons entitled to receive the Conversion Shares issuable upon a conversion of this Note shall be treated for all purposes as the legal and record holder or holders of such Shares upon delivery of the Conversion Notice via facsimile, electronic mail or otherwise in accordance with the terms hereof.

(v)Company’s Failure to Timely Convert.

(A)Cash Damages.   If within three (3) Business Days after the Company’s receipt of the facsimile or electronic mail copy of a Conversion Notice or deemed receipt of a Conversion Notice the Company shall fail to issue and deliver a certificate to the Holder for, or credit the Holder’s or its designee’s balance account with DTC with, the number of Conversion Shares (free of any restrictive legend if the Unrestricted Conditions (as defined below) are met) to which the Holder is entitled upon the Holder’s conversion of any Conversion Amount, then in addition to all other available remedies that the Holder may pursue hereunder and under the Facility Agreement, the Company shall pay additional damages to the Holder for each 30-day period (prorated for any partial period) after the Share Delivery Date such conversion is not timely effected in an amount equal to one and one-half percent (1.5%) of, the product of (I) the number of Conversion Shares not issued to the Holder or its designee on or prior to the Share Delivery Date and to which the Holder is entitled and (II) the Volume Weighted Average Price of a share of Common Stock on the Share Delivery Date (such product is referred to herein as the “Share Product Amount. Alternatively, subject to Section 2(c)(iii), at the election of the Holder made in the Holder’s sole discretion, the Company shall pay to the Holder, in lieu of the additional damages referred to in the preceding sentence (but in addition to all other available remedies that the Holder may pursue hereunder and under the Facility Agreement), 105% of the amount by which (A) the Holder’s total purchase price (including brokerage commissions, if any) for the Shares purchased to make delivery in satisfaction of a sale by the Holder of the Conversion Shares to which the Holder is entitled but has not received upon a conversion exceeds (B) the net proceeds received by the Holder from the sale of the Shares to which the Holder is entitled but has not received upon such conversion. If the Company fails to pay the additional damages set forth in this Section 2(c)(v)(A) within five (5) Business Days of the date incurred, then the Holder entitled to such payments shall have the right at any time, so long as the Company continues to fail to make such payments, to require the Company, upon written notice, to immediately issue, in lieu of such cash damages, the number of Shares equal to the quotient of (X) the aggregate amount of the damages payments described herein divided by (Y) the Conversion Price in effect on such Conversion Date as specified by the Holder in the Conversion Notice.

7

(B)Void Conversion Notice.   If for any reason the Holder has not received all of the Conversion Shares prior to the fifteenth (15th) Business Day after the Share Delivery Date with respect to a conversion of this Note (a “Conversion Failure”), then the Holder, upon written notice to the Company (a “Void Conversion Notice”), may void its Conversion Notice with respect to, and retain or have returned, as the case may be, any portion of this Note that has not been converted pursuant to the Holder’s Conversion Notice; provided, that the voiding of the Holder’s Conversion Notice shall not affect the Company’s obligations to make any payments that have accrued prior to the date of such notice pursuant to Section 2(c)(v)(A) or otherwise.

(C)Event of Default.   A Conversion Failure shall constitute an immediate Event of Default under the Facility Agreement and entitle the Lenders to all payments and remedies provided under the Facility Agreement upon the occurrence of an Event of Default.

(vi)Book-Entry. Notwithstanding anything to the contrary set forth herein, upon conversion or redemption of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless all of the Principal is being converted or redeemed. The Holder and the Company shall maintain records showing the Principal converted or redeemed and the dates of such conversions or redemptions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon any such partial conversion or redemption. Notwithstanding the foregoing, if this Note is converted or redeemed as aforesaid, the Holder may not transfer this Note unless the Holder first physically surrenders this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note of like tenor, registered as the Holder may request, representing in the aggregate the remaining Principal represented by this Note. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion or redemption of any portion of this Note, the Principal of this Note may be less than the principal amount stated on the face hereof.

(d)Taxes. The Company shall pay any and all Other Taxes that may be payable with respect to the issuance and delivery of Conversion Shares upon the conversion of this Note. For greater certainty, the provisions of Section 2.4 of the Facility Agreement shall apply with respect to any and all Taxes with respect to payments by the Company (or any other applicable Credit Party) hereunder, including with respect to the delivery of Conversion Shares upon the conversion of this Note.

(e)Legends.

(i)Restrictive Legend. The Holder understands that until such time as this Note or the Conversion Shares have been registered under the Securities Act and applicable state securities laws as contemplated by the Registration Rights Agreement or otherwise may be sold pursuant to Rule 144 under the Securities Act or an exemption from registration under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, this Note and the Conversion Shares, as applicable, may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such securities):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SAID ACT INCLUDING, WITHOUT LIMITATION, PURSUANT TO RULES 144 OR 144A UNDER SAID ACT OR PURSUANT TO A PRIVATE SALE EFFECTED UNDER APPLICABLE FORMAL OR INFORMAL SEC INTERPRETATION OR GUIDANCE, SUCH AS A SO- CALLED “4(a)(1) AND A HALF” SALE.”

8

“THE   SALE,   TRANSFER   OR   ASSIGNMENT   OF   THE   SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN REGISTRATION RIGHTS AGREEMENT DATED AS OF MARCH 2020, AS AMENDED FROM TIME TO TIME, AMONG THE COMPANY AND CERTAIN HOLDERS OF ITS OUTSTANDING SECURITIES.  COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY.”

(ii)Removal of Restrictive Legends.     This Note and the certificates evidencing the Conversion Shares (including any Major Transaction Company Shares), as applicable, shall not contain any securities legend restricting the transfer thereof (including the securities legend set forth above in subsection 2(e)(i)): (A) while a registration statement (including a Registration Statement, as defined in the Registration Rights Agreement) covering the sale or resale of the Conversion Shares is effective under the Securities Act, or (B) following any sale of such Note and/or Conversion Shares pursuant to Rule 144, or (C) if such Note or Conversion Shares, as the case may be, are eligible for sale under Rule 144(b)(1), (D) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC) (collectively, the “Unrestricted Conditions”).  The Company shall cause its counsel to issue a legal opinion to the Transfer Agent promptly after the Effective Date (as defined below), or at such other time as any of the Unrestricted Conditions have been satisfied, if required by the Company’s transfer agent to effect the issuance of this Note or the Conversion Shares, as applicable, without a restrictive legend or removal of the legend hereunder. If any of the Unrestricted Conditions are met at the time of issuance of any of the Conversion Shares, then such Conversion Shares shall be issued free of all United States legends. The Company agrees that following the Effective Date or at such time as any of the Unrestricted Conditions are met or such United States legend is otherwise no longer required under this Section 2(e), it will, no later than five (5) Trading Days following the delivery (the “Unlegended Shares Delivery Deadline”) by the Holder to the Company or the Transfer Agent of this Note and a certificate representing Conversion Shares, as applicable, issued with a restrictive United States legend (such third Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to such Holder this Note and/or a certificate (or electronic transfer) representing such shares that is free from all restrictive and other United States legends. For purposes hereof, “Effective Date” shall mean the date that the Registration Statement that the Company is required to file pursuant to the Registration Rights Agreement has been declared effective by the SEC.

(iii)Sale of Unlegended Shares. Holder agrees that the removal of the restrictive securities legend from this Note and any certificates representing securities as set forth in Section 2(e)(i) above is predicated upon the Company’s reliance that the Holder will sell this Note or any Conversion Shares, as applicable, pursuant to either the registration requirements of the Securities Act and applicable state securities laws, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if such securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein.

(f)Dividend, Subdivision, Combination or Reclassification. If the Company shall, at any time or from time to time, (A) declare a dividend on the Common Stock, or capitalization of profits or reserves, payable in shares of its Capital Stock (including Common Stock), other than a dividend for which the Holder would be entitled to participate pursuant to Section 6, (B) subdivide the outstanding shares of Common Stock into a larger number of shares of Common Stock, (C) consolidate or combine the outstanding shares of Common Stock into a smaller number of shares of its Common Stock or (D) issue any shares of its Capital Stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), or (E) repay or reduce its capital or otherwise adjust the nominal value of its Shares, then in each such case, the Conversion Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification shall be adjusted so that the Holder of this Note upon conversion after such date shall be entitled to receive the aggregate number and kind of shares of its Capital Stock which, if this Note had been converted immediately prior to such date, such holder would

9

have owned upon such conversion and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification.   Any such adjustment shall become effective immediately after the record date of such dividend or the effective date of such subdivision, combination or reclassification.   Such adjustment shall be made successively whenever any event listed above shall occur. If a dividend on the Common Stock, or capitalization of profits or reserves, payable in shares of its Capital Stock (including Common Stock) is declared and such dividend is not paid, the Conversion Price shall again be adjusted to be the Conversion Price, in effect immediately prior to such record date (giving effect to all adjustments that otherwise would be required to be made pursuant to this Section 2 from and after such record date).

3.Rights Upon Major Transaction.   In the event that a Major Transaction occurs, then the Holder, at its option, may (i) require the Company to repay in cash all or a portion of the principal amount outstanding on the Holder’s Notes plus all accrued and unpaid Interest thereon, in accordance with Section 5.19 of the Facility Agreement or (ii) convert all or a portion of the principal amount outstanding in accordance with the provisions of this Section 3 (a “Major Transaction Conversion”) and cause the Company to pay to the Holder all accrued and unpaid Interest under this Note. The Holder shall have the right to waive its rights under this Section 3 with respect to such Major Transaction.

(a)Major Transaction Conversion.     In the event that a Major Transaction occurs, then (1) in the case of a transaction covered by the provisions of clause (A) of the definition of “Major Transaction”, in which the Common Stock of the Company is converted into the right to receive cash, securities of another entity and/or other assets (a “Successor Major Transaction”), the Holder, at its option, may convert, in whole or in part, the outstanding principal amount under this Note into the right to receive upon consummation of the Major Transaction, the amount of cash and other assets and the number of securities or other property of the Successor Entity or other entity that the Holder would have received had such Holder converted the Major Transaction Conversion Amount (as defined below) into Base Conversion Shares and Additional Conversion Shares (as defined below and without regard to the Cap) immediately prior to the consummation of such Major Transaction (together with any Cash Settlement Amount (as defined below), the “Successor Consideration”) and (2) in the case of any other Major Transactions not covered under clause (1) above (a “Company Share Major Transaction”), the Holder shall have the right to convert, in whole or in part, and from time to time, the outstanding principal amount under this Note into Base Conversion Shares and Additional Conversion Shares (“Major Transaction Company Shares”).

(b)Base Conversion Shares and Additional Conversion Shares. Notwithstanding anything herein to the contrary, with respect to any conversion or deemed conversion effected in connection with a Major Transaction pursuant to this Section 3, the aggregate total number of Major Transaction Company Shares into which all or any portion of the principal amount of this Note may be converted or, the aggregate number of conversion shares to be used for calculating the Successor Consideration, as applicable, shall be calculated to be the sum of (a) the number of shares of Common Stock into which the principal amount of this Note then being converted would otherwise be converted as calculated under Section 2 hereof (such number of shares, the “Base Conversion Shares”), plus (b) the number of shares of Common Stock equal to the product of (x) the Additional Share Coefficient (as such term is defined and determined for each $1,000 of principal amount of this Note on Schedule I attached hereto and made a part hereof) for such Major Transaction and (y) a fraction the numerator of which is the amount of the principal amount of this Note then being converted and the denominator of which is $1,000 (such number of shares of Common Stock calculated in accordance with this clause (b), the “Additional Conversion Shares”).

(c)Notice; Major Transaction Conversion Election. At least thirty (30) days prior to the consummation of any Major Transaction (other than a transaction described in clauses (C), (D), (E) or (F) of the definition of “Major Transaction”), but, in any event, within five (5) Business Days following the first to occur of (x) the date of the public announcement of such Major Transaction if such announcement is made before 4:00 p.m., New York City time, or (y) the day following the public announcement of such Major Transaction if such announcement is made on and after 4:00 p.m., New York City time, the Company shall deliver written notice thereof via (i) facsimile or electronic mail and (ii) overnight courier to the Holder (a “Major Transaction Notice”). At any time during the Major

10

Transaction Conversion Period, the Holder may elect to effect a Major Transaction Conversion by delivering written notice thereof (“Major Transaction Conversion Notice”) to the Company, which Major Transaction Conversion Notice shall indicate the portion of the Note (the “Major Transaction Conversion Amount”), calculated with reference to the principal amount outstanding that the Holder is electing to treat as a Major Transaction Conversion. For the avoidance of doubt, the Holder shall be permitted to make successive conversions and send successive Major Transaction Conversion Notices in respect of a Company Share Major Transaction from time to time at any time during the Major Transaction Conversion Period.

(d)Settlement of Major Transaction Conversion. Following the receipt of a Major Transaction Conversion Notice from the Holder, the Company shall not effect a Successor Major Transaction that is being treated as a Major Transaction Conversion unless at the time of the execution of the definitive documentation relating to such Major Transaction it obtains the written agreement of the Successor Entity that payment or issuance of the Successor Consideration plus accrued and unpaid interest through the date of payment, shall be made to the Holder prior to consummation of such Major Transaction and such payment or issuance, as the case may be, shall be a condition precedent to consummation of such Major Transaction. Concurrently upon closing of such Successor Major Transaction, the Company shall pay or issue, as the case may be, or shall instruct any escrow agent for the transaction to pay or issue, and will cause the Successor Entity to issue and/or pay, the applicable Successor Consideration, plus accrued and unpaid interest through the date of payment. Any Major Transaction Company Shares issuable in respect of a Company Share Major Transaction shall be issued to the Holder within three (3) Trading Days following the date of each Major Transaction Conversion Notice.

(e)Damages. Following the receipt of a Major Transaction Conversion Notice from the Holder, in the event that the Company attempts to consummate a Successor Major Transaction without obtaining the written agreement of the Successor Entity described in subsection (d) above, the Holder shall have the right to apply for an injunction in any state or federal courts sitting within Wilmington, Delaware to prevent the closing of such Major Transaction until the Successor Consideration is satisfied to the Holder in full. Notwithstanding anything to the contrary contained herein and without derogating any obligations or rights herein, until the Holder receives its appropriate payment or securities, plus any accrued and unpaid interest under this Note, in accordance with the provisions of this Section 3, this Note may be converted, in whole or in part, by the Holder into Shares, or in the event that such payments and/or shares have not been delivered prior to the consummation of the Successor Major Transaction in which the Company is not the surviving parent entity, Common Stock (or its equivalent) of the Successor Entity at an appropriate conversion price based upon the prevailing Conversion Rate (as adjusted hereunder) at the time of such Major Transaction and price per share or conversion ratio received by holders of Common Stock in the Major Transaction.

4.Registration Failures. Upon any Registration Failure, in addition to all other available remedies that the Holder may pursue hereunder and under the Facility Agreement, the Registration Rights Agreement and this Note, the Company shall pay additional damages to the Holder for each 30-day period (prorated for any partial period) after the date of such Registration Failure in an amount in cash equal to one and one-half percent (1.5%) of such Holder’s original principal amount of this Note on the date of such Registration Failure. Such payments shall accrue until the earlier of (i) such time as the Registration Failure has been cured and (ii) the date on which all of the Conversion Shares may be sold without restriction under Rule 144 (including, without limitation, volume restrictions and without the need for the availability of current public information under Rule 144). All such payments that accrue under this Section 4 shall be payable no later than five (5) business days following such date of accrual.

5.Voting Rights. Except as required by law, the Holder shall have no voting rights with respect to any of the Conversion Shares until delivery of the Conversion Notice relating to the conversion of this Note upon which such Conversion Shares are issuable.

11

6.Participation. The Holder, as the holder of this Note, shall be entitled to receive such dividends paid and distributions of any kind made to the holders of Common Stock to the same extent as if the Holder had converted this Note into shares of Common Stock (without regard to any limitations on exercise herein or elsewhere and without regard to whether or not a sufficient number of shares are authorized and reserved to effect any such exercise and issuance) and had held such shares of Common Stock on the record date for such dividends and distributions. Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of Common Stock. To the extent the payment of any dividend or making of any distribution pursuant to this Section 6 would result in a Holder receiving Shares or other voting equity securities in excess of the Cap, such Holder shall not receive such excess Shares and, in lieu thereof, the Company shall pay to such Holder in cash an amount equal to the product of (i) the number of such excess Shares multiplied by (ii) the difference produced by subtracting the Conversion Price from the Closing Market Price immediately prior to the making of such dividend or distribution.

7.Certain Provisions Related to Common Stock Issued Hereunder.

(a)Sufficient Shares of Common Stock. The Company shall provide, free from preemptive rights, out of the Company’s authorized but unissued shares or shares held in treasury, sufficient shares of Common Stock to provide for conversion of the Notes held by the Holder from time to time as such Notes are presented for conversion (assuming that at the time of computation of such number of shares of Common Stock, all such Notes would be converted by the Holder into Conversion Shares (without regard to the Cap)).

(b)Fully-Paid.   The Company covenants that all shares of Common Stock issued upon conversion of Notes held by the Holder will be fully paid by the Company and free from all taxes, liens and charges with respect to the issue thereof.

8.Amendment; Waiver. The terms and provisions of this Note shall not be amended or waived except in a writing signed by the Company and the Required Note Holders.

9.Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, the Facility Agreement, at law or in equity (including a decree of specific performance and/or other injunctive relief). No remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy, and nothing herein shall limit the Holder’s right to pursue actual damages for any failure by the Company to comply with the terms of this Note. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

10.Specific Shall Not Limit General; Construction. No specific provision contained in this Note shall limit or modify any more general provision contained herein. This Note shall be deemed to be jointly drafted by the Company and all purchasers of Notes pursuant to the Facility Agreement and shall not be construed against any Person as the drafter hereof.

11.Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

12.Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 8.1 of the Facility Agreement.

12

13.Restrictions on Transfer.

(a)Registration or Exemption Required. This Note has been issued in a transaction exempt from the registration requirements of the Securities Act by virtue of Regulation D under the Securities Act. None of the Note or the Conversion Shares may be pledged, transferred, sold, assigned, hypothecated or otherwise disposed of except pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act and applicable state laws including, without limitation, a so-called “4(a)(1) and a half” transaction.

(b)Assignment. Subject to Section 13(a), the Holder may sell, transfer, assign, pledge, hypothecate or otherwise dispose of this Note, in whole or in part. Holder shall deliver a written notice to Company, substantially in the form of the Assignment attached hereto as Exhibit B, indicating the Person or Persons to whom the Note shall be assigned and the respective principal amount of the Note to be assigned to each assignee. The Company shall effect the assignment within five (5) Trading Days (the “Transfer Delivery Period”), and shall deliver to the assignee(s) designated by Holder a Note or Notes of like tenor and terms for the appropriate principal amount. This Note and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Holder. The provisions of this Note are intended to be for the benefit of all Holders from time to time of this Note, and shall be enforceable by any such Holder. For avoidance of doubt, in the event Holder notifies the Company that such sale or transfer is a so called “4(a)(1) and half” transaction, the parties hereto agree that a legal opinion from outside counsel for the Holder delivered to counsel for the Company substantially in the form attached hereto as Exhibit C shall be the only requirement to satisfy an exemption from registration under the Securities Act to effectuate such “4(a)(1) and half” transaction.

14.Obligations of the Company. For so long as any conversion rights under this Note remain capable of being exercised, the Company will (a) keep available for issue out of its authorized but unissued shares capital free from pre-emptive rights such number of shares of Common Stock as would enable the Conversion Shares to be issued in full, and (b) will not, without the consent of the Holder, make any alteration to its articles of association which could have a material adverse effect on the rights attaching to the Common Stock or the rights of the Holder.

15.Payment of Collection, Enforcement and Other Costs. If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding; or (b) an attorney is retained to represent the Holder in any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Note, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action, including reasonable attorneys’ fees and disbursements.

16.Cancellation. After all Principal, Interest and other amounts at any time owed under, or on account of, this Note have been paid in full or converted into Shares in accordance with the terms hereof, this Note shall automatically be deemed cancelled, shall be surrendered to the Company for cancellation and shall not be reissued.

17.Registered Note. In order to qualify as a “registered note” for purposes of the Code, transfer of this Note may be effected only by (i) surrender of this Note to the Company and the re-issuance of this Note to the transferee, or the Company’s issuance to the Holder of a new note in the same form as this Note but with the transferee denoted as the Holder, or (ii) the recording of the identity of the transferee by the Affiliate of the Holder that is maintaining a record ownership register of this Note as a non-fiduciary agent of, and on behalf of, the Company for the tax purposes set forth herein. Such Affiliate in its capacity as such agent shall notify the Company in writing immediately upon any change in such identity. Any attempted transfer in violation of the relevant provisions of this Note shall be void and of no force and effect. Until there has been a valid transfer of this Note and of all of the rights hereunder by the Holder in accordance with this Note, the Company shall deem and treat the Holder as the absolute beneficial owner and holder of this Note and of all of the rights hereunder for all purposes (including, without limitation, for the purpose of receiving all payments to be made under this Note).

13

18.Waiver of Notice. To the extent permitted by law, the Company hereby waives demand, notice, presentment, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Facility Agreement.

19.Governing Law. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note and all disputes arising hereunder shall be governed by, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. The Company (a) agrees that any legal action or proceeding with respect to this Note or any other agreement, document, or other instrument executed in connection herewith, shall be brought exclusively in any state or federal court located within Wilmington, Delaware, (b) irrevocably waives any objections which the Company may now or hereafter have to the venue of any suit, action or proceeding arising out of or relating to this Note, or any other agreement, document, or other instrument executed in connection herewith, brought in the aforementioned courts, (c) further irrevocably waives any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum and (d) hereby consents that personal service of summons or other legal process may be made as set forth in Section 8.3 of the Facility Agreement. EACH OF THE COMPANY AND THE HOLDER (BY ACCEPTANCE HEREOF) IRREVOCABLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE ANY PROVISION OF THIS NOTE OR ANY OTHER TRANSACTION DOCUMENT.

20.Interpretative Matters.   Unless the context otherwise requires, (a) all references to Sections or Exhibits are to Sections or Exhibits contained in or attached to this Note, (b) each accounting term not otherwise defined in this Note has the meaning assigned to it in accordance with GAAP, (c) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter and (d) the use of the word “including” in this Note shall be by way of example rather than limitation. If a stock split, stock dividend, stock combination or other similar event occurs during any period over which an average price is being determined, then an appropriate adjustment will be made to such average to reflect such event.

21.Execution. A facsimile, telecopy, PDF or other reproduction of this Note may be delivered by the Company, and an executed copy of this Note may be delivered by the Company by facsimile, electronic mail or other similar electronic transmission device pursuant to which the signature of or on behalf of the Company can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. The Company hereby agrees that it shall not raise the execution of facsimile, PDF or other reproduction of this Note, or the fact that any signature was transmitted by facsimile, electronic mail or other similar electronic transmission device, as a defense to the Company’s execution of this Note. Notwithstanding the foregoing, the Company shall be required to deliver an originally executed Note to the Holder.

[Signature page follows]

14

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the date first set forth above.

SIENTRA, INC.

By:
Name:
Title:

15

Exhibit A

CONVERSION NOTICE

Reference is made to the Convertible Note (the “Note”) of Sientra, Inc. a Delaware corporation (the “Company”), in the original principal amount of $60,000,000. In accordance with and pursuant to the Note, the undersigned hereby elects to convert the Conversion Amount (as defined in the Note) of the Note indicated below into shares of Common Stock (the “Common Stock”), of the Company, as of the date specified below.

Date of Conversion:

Aggregate Conversion Amount to be converted at the Conversion Price (as defined in the Note):

Principal, applicable thereto, to be converted:

Please confirm the following information:

Conversion Price:

Number of shares of Common Stock to be issued:

Please issue shares of Common Stock into which the Note is being converted in the following name and to the following address:

Issue to:

Date:

DTC Participant Number and Name (if electronic book entry                              transfer):

Account Number (if electronic book entry transfer):

16

Exhibit B

ASSIGNMENT

(To be executed by the registered holder desiring to transfer the Note)

FOR VALUE RECEIVED, the undersigned holder of the attached Convertible Note (the “Note”) hereby sells, assigns and transfers unto the person or persons below named the right to receive the principal amount of $_____________ from Sientra, Inc., a Delaware corporation, evidenced by the attached Note and does hereby irrevocably constitute and appoint _______________ attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.

Dated:	Signature

Fill in for new registration of Note:

Name

Address

Please print name and address of assignee (including zip code number)

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Note in every particular, without alteration or enlargement or any change whatsoever.

17

Exhibit C

FORM OF OPINION

___________, 20__

[_______________]

Re: Sientra, Inc., a Delaware corporation (the “Company”)

Dear Sir:

[_______________] (“[__________]”) intends to transfer its Convertible Note in the principal amount of $____________ (the “Note”) of the Company to ______________ (“__________”) without registration under the Securities Act of 1933, as amended (the “Securities Act”). In connection herewith, we have examined such documents and issues of law as we have deemed relevant.

Based on and subject to the foregoing, we are of the opinion that the transfer of the Note by ________to _________ may be effected without registration under the Securities Act, provided, however, that the Note to be transferred to ______________ contain a legend restricting its transferability pursuant to the Securities Act and that transfer of the Note is subject to a stop order.

The foregoing opinion is furnished only to ____________ and may not be used, circulated, quoted or otherwise referred to or relied upon by you for any purposes other than the purpose for which furnished or by any other person for any purpose, without our prior written consent.

Very truly yours,

18

Schedule 1

The “Additional Share Coefficient” shall mean the number of additional shares of Common Stock issuable per $1,000 of principal amount of the Note upon a Major Transaction and shall be the additional share number set forth on the chart with respect to the “Share Price Result” on the “y” axis and the corresponding “Remaining Note Life” on the “x” axis; provided, however, that to the extent the actual Share Price Result (as defined below) falls between two data points on the “y” axis and/or the actual date of the Major Transaction falls between two data points on the “x” axis, the “Additional Share Coefficient” shall be determined by calculating the arithmetic mean between (i) the result obtained for the Share Price Result based on the linear interpolation between the additional share numbers corresponding to the two Share Price Result data points and (ii) the result obtained for the Remaining Note Life based on the linear interpolation between the two additional share numbers corresponding to the two Remaining Note Life data points; and provided further, however, that in the event of any adjustment to the Conversion Price pursuant to Section 2 of this Note, the numbers of additional shares of Common Stock issuable per $1,000 of principal amount of this Note as set forth in the chart below shall be deemed adjusted pro rata with any adjustment resulting from the adjustment to the Conversion Price that would be made to the number of shares of Common Stock then convertible with respect to $1,000 of principal amount of this Note as calculated under Section 2 of this Note. For purposes of the chart below, the “Share Price Result” shall be the greater of: (i) the last sales price of shares of Common Stock on NASDAQ, or, if that is not the principal trading market for shares of Common Stock, such principal market on which shares of Common Stock are traded or listed (the “Closing Market Price”) immediately prior to the consummation of the Major Transaction or (ii) in the case of a Major Transaction in which holders of shares of Common Stock receive solely cash consideration in connection with such major Transaction, the cash amount payable per share of Common Stock in such Major Transaction. If the actual Share Price Result is greater than $[•] per share (subject to adjustment in the same manner as the Conversion Price as provided in Section 2 of this Note), or if the actual Shares Price Result is less than $[•] per share (subject to adjustment in the same manner as the Conversion Price as provided in Section 2 of this Note), then the Additional Share Coefficient shall be equal to the amount applicable to $[•] and $[•], respectively.

19

Additional Shares per $1,000 Principal

Remaining Note Life (Yrs)

Stock Price 5 4 3 2 1 0
Share Price Result ($)

20

EXHIBIT B CLOSING

CHECKLIST

FACILITY AGREEMENT

dated as of

March 11, 2020

among

SIENTRA, INC.,

the other Loan Parties party hereto from time to time,

the Lenders

and

DEERFIELD PARTNERS, L.P.

as agent for itself and the Lenders

1

Set forth below is a Closing Checklist, which lists documents and information delivered in connection with the Facility Agreement, dated as of March 11, 2020 (the “Facility Agreement”), by and among Sientra, Inc., a Delaware corporation (the “Borrower”), the Lenders and Deerfield Partners, L.P., a Delaware series limited partnership (Series C) as agent for itself and the other Lender (the “Agent”), providing for a term loan to the Borrower from the Lenders in an aggregate principal amount of $[•] evidenced by convertible notes. Each capitalized term used but not defined herein shall have the meaning ascribed to such term in the Facility Agreement, and all section references herein are to sections of the Facility Agreement unless otherwise indicated.

I.PARTIES

A.Agent ― Cortland Products Corp, a Delaware corporation, as Agent

B.Borrower ― Sientra, Inc., a Delaware corporation, as Borrower

C.Guarantors― Miradry Holdings, Inc., Miradry, Inc. and Miradry International, Inc.

D.Deerfield ― Deerfield Partners, L.P., a Delaware series limited partnership (Series C), as Closing Date Lender

E.MidCap – MidCap Funding IV Trust, a Delaware statutory trust, as Agent for Senior Lenders to Borrower

II.COUNSEL TO PARTIES

A.DLA ― DLA Piper LLP (US), counsel to Borrower

B.S&C ― Sullivan & Cromwell LLP, counsel to Deerfield

C.HL ― Hogan Lovells LLP (US), counsel to MidCap

2

Action or Document	Responsibility	Signatories
1. Facility Agreement	S&C	Borrower Other Loan Parties Agent Deerfield
Schedules
(i) Schedule 2.3 – Closing Date Lender, Wire Instructions and Notice Information	S&C/Deerfield	---
(ii) Schedule 3.1 – Existence and Power	DLA/Borrower	---
(iii) Schedule 3.4 – Capitalization	DLA/Borrower	---
(iv) Schedule 3.6 – Litigation	DLA/Borrower	---
(v) Schedule 3.17 – Material Contracts	DLA/Borrower	---
(vi) Schedule 3.18 – Environmental Matters	DLA/Borrower	---
(vii) Schedule 3.19 – Intellectual Property	DLA/Borrower	---
(viii) Schedule 3.26 – Accounting Controls	DLA/Borrower	---
(ix) Schedule 6.1 – Debt; Contingent Obligations	DLA/Borrower	---
(x) Schedule 6.2 – Liens	DLA/Borrower	---
(xi) Schedule 6.7 – Purchase of Assets, Investments	DLA/Borrower	---
(xii) Schedule 6.8 – Transactions with Affiliates	DLA/Borrower	---
Exhibits
(i) Exhibit A – Form of Convertible Note	S&C	---
(ii) Exhibit B – Closing Checklist	S&C	---
(iii) Exhibit C – Form of Assignment and Assumption	S&C	---

3

Action or Document	Responsibility	Signatories
(iv)Exhibit D – Form of Solvency Certificate	S&C	---
2. Registration Rights Agreement	S&C	Borrower Deerfield
3. Subordination Agreement	HL	MidCap Deerfield
4. Guaranty	S&C	Guarantors
2. Legal opinion of DLA Piper LLP (Section 4.1(c))	DLA	DLA
3. An original Convertible Note duly executed and delivered by Borrower (Section 4.1(b))	S&C	Borrower
4. Solvency Certificate	S&C	Borrower

5.   Certificate from an Responsible Officer of the Borrower certifying that all of the conditions set forth in Section 4.1 have been, or contemporaneously with the funding of the Disbursement will be, satisfied (Section 4.1(b)).

	DLA	Borrower
6. Secretary’s Certificate of Borrower and Guarantors, attaching organizational documents, good standing certificates, resolutions and incumbency certificate.	DLA	Borrower Guarantors Singing Officers (incumbency)
7. KYC Items (Section 4.1(e))	S&C/DLA	---
(i) Structure Chart	DLA/Borrower	---
(ii) Signed Certification of Beneficial Owners	DLA/Borrower	Beneficial Owner of Borrower

4

Action or Document	Responsibility	Signatories
(iii) Tax Form W-9 or W-8	DLA/Borrower	---
(iv) Recorded Articles of Incorporation and By-Laws	DLA/Borrower	---
(v) Certificate of Good Standing	DLA/Borrower	---
(vi) Secretary’s Certificate	DLA/Borrower
(vii) Banking Resolution/Incumbency Certificate	DLA/Borrower
(viii) Wire Instructions	DLA/Borrower	---
(ix) Contacts for daily borrowings, call back verification, covenant reporting	DLA/Borrower	---

5

EXHIBIT C

FORM OF ASSIGNMENT AND ASSUMPTION

Reference is made to the Facility Agreement, dated as of March 11, 2020 (as may be amended, restated, modified and supplemented from time to time, the “Facility Agreement”), by and among Sientra, Inc., a Delaware corporation (the “Borrower”), the other Loan Parties party thereto from time to time, the lenders party thereto from time to time (together with their successors and permitted assigns, the “Lenders”), Deerfield Partners, L.P., a Delaware series limited partnership (Series C), as agent for itself and the other Lender Parties (in such capacity, together with its successors and assigns in such capacity, “Agent”). All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Facility Agreement.

______________________ (the “Assignor”) and ________ (the “Assignee”) agree as follows:

1.

The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that interest in and to the Assignor’s rights and obligations as a Lender under the Facility Agreement with respect to the aggregate principal amount of the Convertible Notes specified in Section 1 of Schedule I hereto. After giving effect to such sale and assignment, the Assignor’s and the Assignee’s amount of the Convertible Notes owing to the Assignor and the Assignee the shall be as set forth in Section 2 of Schedule I hereto.

2.

The Assignor: (a) represents and warrants that it is the legal and beneficial owner of the Convertible Notes being assigned by it hereunder and that such interest is free and clear of any Liens and that it is legally authorized to enter into this Assignment and Assumption; (b) makes no representation or warranty and assumes no responsibility with respect to (i) any statements, warranties or representations made in, or in connection with, the Facility Agreement or any other Facility Document or any other instrument or document furnished pursuant thereto, or (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Facility Agreement or any other Facility Document or any other instrument or document furnished pursuant thereto; and (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of their respective obligations under the Facility Agreement or any other Facility Document or any other instrument or document furnished pursuant thereto.

3.

The Assignee: (a) confirms that it has received a copy of the Facility Agreement, together with such financial statements, documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption; (b) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Facility Agreement; (c) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Facility Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (d) agrees that it will perform in accordance with their terms all of the obligations which, by the terms of the Facility Agreement, are required to be performed by it as a Lender; (e) specifies as its office (and address for notices) the office set forth beneath its name on the signature pages hereof; (f) agrees that, if the Assignee is a Foreign Lender entitled to an exemption from, or reduction of, withholding tax under the law of the jurisdiction in which the applicable Loan Party is resident for tax purposes, it shall deliver to the Loan Parties and the Agent (in such number of copies as shall be requested by the recipient) whichever of the following is applicable: (i) duly completed copies of Internal Revenue Service Form W-8BEN or W-8BEN-E claiming eligibility for benefits of an income tax treaty to which the United States is a party, (ii)

1

duly completed copies of Internal Revenue Service Form W-8ECI, (iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, (A) a certificate to the effect that such Foreign Lender is not (1) a “bank” within the meaning of section 881(c)(3)(A) of the Code, (2) a “10 percent shareholder” of the Loan Parties within the meaning of section 881(c)(3)(B) of the Code, or (3) a “controlled foreign corporation” described in section 881(c)(3)(C) of the Code and (B) duly completed copies of Internal Revenue Service Form W-8BEN or W-8BEN-E, or (iv) any other form prescribed by applicable law as a basis for claiming exemption from, or a reduction in, United States Federal withholding tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower to determine the withholding or deduction required to be made; and (g) represents and warrants that it is an eligible Assignee.

4.

Following the execution of this Assignment and Assumption by the Assignor and the Assignee, it will be delivered to the Agent for acceptance and recording by the Agent. The effective date of this Assignment and Assumption shall be the date of acceptance thereof by the Agent, unless otherwise specified on Schedule I hereto (the “Effective Date”).

5.

Upon such acceptance and recording by the Agent, from and after the Effective Date, (a) the Assignee shall be a party to the Facility Agreement and shall have the rights and obligations of a Lender under the Facility Agreement, and (b) the Assignor shall, with respect to the Convertible Notes assigned by this Assignment and Assumption, be released from its obligations under the Facility Agreement.

6.

Upon such acceptance and recording by the Agent, from and after the Effective Date, the Agent shall make all payments under the Facility Agreement and the Convertible Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Facility Agreement and the Convertible Notes for periods prior to the Effective Date directly between themselves. The Assignor shall deliver on the Effective Date, documentation representing the aggregate principal amount of the Convertible Notes assigned by this Assignment and Assumption on the Effective Date.

7.	This Assignment and Assumption shall be governed by, and be construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles thereof.

2

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption to be executed by their respective officers thereunto duly authorized, as of the date first above written.

[ASSIGNOR]

By:
Name:
Title:

[ASSIGNEE]

By:
Name:
Title:

Office (and address for notices):

[Address]

Accepted this ____ day

Of __________, ____:

DEERFIELD PARTNERS, L.P.,
as Agent

By:
Name:
Title:

3

SCHEDULE I1

Section 1.Percentage/Amount of Convertible Notes Assigned by Assignor to Assignee.

Percentage of Convertible Notes assigned by Assignor:	_____%

Aggregate Outstanding Principal Amount of Convertible Notes assigned by Assignor:	$_______________

Section 2.Percentage2/Amount of Convertible Notes Held by Assignor and Assignee after giving effect to Assignment and Assumption.

Assignor’s Percentage of Convertible Notes	_____%

Assignee’s Percentage of Convertible Notes:	_____%

Aggregate Outstanding Principal Amount of Convertible Notes Owing to Assignor:	$_______________

Aggregate Outstanding Principal Amount of Convertible Notes Owing to Assignee:	$_______________

Section 3.Effective Date

Effective Date:

1 Each reference to “Percentage” set forth herein refers to the percentage of Assignor’s Convertible Notes outstanding immediately prior to the Assignment and Assumption.

2 Percentages to be carried out to the ninth decimal place.

EXHIBIT D

FORM OF SOLVENCY CERTIFICATE

March 11, 2020

This certificate ("Solvency Certificate") is being executed and delivered pursuant to Section 4.1(a) of that certain Facility Agreement, dated as of the date hereof, by and among Sientra, Inc., a Delware corporation, as the Borrower, the other Loan Parties thereto from time to time, the Lenders party thereto from time to time and Deerfield Partners, L.P., a Delaware series limited partnership (Series C), as agent for itself and the other Lender Parties (the "Facility Agreement"; the terms defined therein being used herein as therein defined).

I, [●], the [Chief Financial Officer/Chief Executive Officer] of Sientra, Inc. (the "Borrower"), in such capacity and not in an individual or personal capacity and without personal liability, hereby certify as follows:

1.

I am generally familiar with the businesses and assets of the Borrower and its Subsidiaries, taken as a whole, and am duly authorized to execute this Solvency Certificate on behalf of the Borrower pursuant to the Facility Agreement; and

2.

As of the date hereof and  after giving effect to the transactions and  the incurrence of the indebtedness and obligations being incurred in connection with the Facility Agreement, (i) the sum of the Borrower’s and its Subsidiaries' debt (including subordinated and Contingent Obligations), taken as a whole, does not exceed the present fair saleable value of the Borrower’s and its Subsidiaries' present assets, taken as a whole; (ii) the Borrower’s and its Subsidiaries' capital, taken as a whole, is not unreasonably small in relation to the business of the Borrower and its Subsidiaries, taken as a whole, as presently conducted or after giving effect to any contemplated and (iii) none of the Borrower nor any of its Subsidiaries has incurred and does not believe that it will incur debts beyond its ability to pay such debts as they become due.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, I have executed this Solvency Certificate on the date first written above.

[Name], [Chief Financial Officer/Chief Executive Officer]

[Signature Page to Solvency Certificate]